UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Annual Report

December 31, 2011

Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios:

Equity Portfolio	3

Money Market Portfolio	7

Bond Portfolio	9

Omni Portfolio	14

International Portfolio	19

Capital Appreciation Portfolio	24

Millennium Portfolio	29

International Small-Mid Company Portfolio	32

Aggressive Growth Portfolio	36

Small Cap Growth Portfolio	40

Mid Cap Opportunity Portfolio	45

S&P 500® Index Portfolio	50

Strategic Value Portfolio	57

High Income Bond Portfolio	61

Capital Growth Portfolio	70

Nasdaq-100® Index Portfolio	75

Bristol Portfolio	79

Bryton Growth Portfolio	82

U.S. Equity Portfolio	85

Balanced Portfolio	88

Income Opportunity Portfolio	93

Target VIP Portfolio	97

Target Equity/Income Portfolio	101

Bristol Growth Portfolio	104

Statements of Assets and Liabilities	107

Statements of Operations	110

Statements of Changes in Net Assets	113

Financial Highlights	119

Notes to Financial Statements	131

Report of Independent Registered Public Accounting Firm	152

Additional Information (Unaudited)	153

Information About Directors and Officers (Unaudited)	161

President’s Message

Dear Investor:

The year 2011 was a tale of two halves and a tale of volatility. For the first half of the year, the markets were relatively calm and performance was good. The S&P 500® Index was up 6.0 percent, the MSCI EAFE (Europe, Australasia and Far East) Index was up 5.3 percent, and the VIX Index averaged 18.04, several points below its ten-year average. However, as mid-year approached, storm clouds began brewing on the horizon as troubles in Europe grew and the U.S. debt ceiling debate took center stage. A potential default in Greece caused serious concern about the fate of the European Union, and the large European banks that had lent money to Greece through the purchase of Greek sovereign debt. These concerns sparked fears of a European recession spreading to the United States and further weakening other overextended European nations such as Italy, Portugal, Ireland and Spain.

These events caused significant changes in the second half of the year, starting with falling interest rates in the U.S., as Treasuries became the flight-to-quality asset of choice. From its high, the yield on ten-year Treasuries fell 200 basis points, from 3.7 percent to 1.7 percent. This significant decline in yields made U.S. Treasuries the clear total return winner in 2011, as price moves inversely to yield.

Equity performance in the second half of the year was also challenging and very volatile. The S&P 500® Index was down 3.7 percent. The MSCI EAFE Index, because of its significant exposure to Europe, fared even worse and finished down 16.2 percent. Volatility showed the most dramatic change with the VIX Index averaging 30.3 during the last six months of the year, reaching a high of 48.0 on August 8. However, by year-end, volatility had returned close to its decade-long average, finishing December at 23.4.

Through November, volatility remained high as equity returns fluctuated widely. Returns at the end of October were up almost 11 percent, then November ended with slightly negative returns. What was amazing to watch through all of this was the day-to-day movement of the markets. For example, of the twenty-one trading days in November, over 50 percent of the days had moves of 1 percent or more, one-third of the days had moves of 2 percent or more, and two days saw moves of over 3 percent.

By the end of the year, the S&P 500® Index was largely unchanged with a beginning value of 1257.6, an ending value of 1257.6 and an annual return of 2.1 percent coming entirely from dividends. 2011 truly was a roller-coaster year that gave us a wild ride that ended where we started.

Active managers often struggle in highly volatile markets, and the portfolio managers of the Ohio National Fund were no exception. During the first half of the year, nine of the twenty-one actively managed Portfolios (excluding the Money Market, S&P 500® Index and Nasdaq-100® Index Portfolios) outperformed their respective benchmarks and were in the top half of their respective peer groups. Five others underperformed their benchmarks, but ranked in the top half of their peer groups, leaving only 7 of 21 underperforming both.

In the second half of the year, the story reversed – eleven Portfolios underperformed both their respective benchmarks and their peer groups, 6 outperformed their respective peer groups but underperformed the benchmarks, and only 4 outperformed both. There was an improvement in December as volatility declined; twelve Portfolios outperformed their respective benchmarks or peer groups for the month. Several Portfolios that performed very well during the year were the Millennium Portfolio, sub-advised by Neuberger Berman, the Small Cap Growth Portfolio, sub-advised by Janus, and the Strategic Value Portfolio, sub-advised by Federated Investors.

1

As we look forward into 2012, we are left with many of the same issues from 2011: a highly contentious political environment leading into an election year; stubbornly high but gradually improving unemployment; potential slowing growth in China; and the European debt crisis, which I see as the largest problem of the year. Unfortunately, this is an economic problem created by politicians, and it must be solved by politicians. One of the characteristics of a political solution is that it does not happen until the absolute last moment and is usually inadequate to address the long-term problem. A good example is the U.S. deficit reduction debate of last summer.

The center of the European debt crisis is Greece. Even though Greece is deeply in debt and potentially on the verge of default, it is in the driver’s seat. There’s an old expression in the real estate development business that says, “If you want to be in debt to your bank, owe them a little money. If you want your bank to be in debt to you, owe them a lot of money.” There is no doubt that Greece owes a lot of money to its banks. The European Central Bank, as well as most European commercial banks, cannot afford a Greek default. On the other hand, Greece has a history of default. The first Greek default occurred in the fourth century B.C., and it has defaulted five times in the modern era (1826, 1843, 1860, 1894, and 1932). The Greeks probably prefer default to the austerity measures that come with a bailout.

For these reasons, a solution will take time to craft. This is actually good news. John Maynard Keynes said, “For as long as a bank is in a position to wait quietly for better times… there is no cause for panic.” While it may not be quiet, waiting will give banks the time they need to de-lever their balance sheets in as orderly a fashion as possible.

On the positive side, U.S. equity valuations are at very low levels and the value in higher quality companies is starting to be recognized. This bodes well for U.S. equity returns going forward and I am hopeful 2012 will be a better year than 2011.

Thank you for entrusting your assets to the Ohio National Fund. We look forward to serving your investment needs.

Sincerely

Christopher A. Carlson

President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director
James E. Bushman, Director
George M. Vredeveld, Director
John I. Von Lehman, Director

Christopher A. Carlson, President
Thomas A. Barefield, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available, without charge, upon request, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

2

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-3.38%
Five years	-9.21%
Ten years	-0.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Equity Portfolio returned -3.38% versus 2.11% for the current benchmark, the S&P 500 Index.

Relative Portfolio underperformance was driven by both sector allocation effects and security selection. At the sector level, the Portfolio’s relative underperformance was driven by a relative overweight position in the Financials sector, which underperformed the benchmark, and relative underweight positions in Utilities and Consumer Staples, which outperformed the benchmark. However, a relative overweight position in Health Care contributed to the Portfolio’s performance as the sector outperformed the benchmark, and relative underweight exposure to the Materials and Industrials sectors contributed positively to performance, as both underperformed the benchmark. At the security level, Hewlett-Packard Co., Bank of America Corp., and Citigroup, Inc. were the top three detractors from performance while UnitedHealth Group, Inc., Aetna, Inc., and International Business Machines Corp. were the top contributors to performance during 2011.(1)

U.S. equities began the year on a strong foot, bolstered by corporate earnings and overcoming the effects of a natural disaster in Japan and foreign political turmoil. However, about halfway into the year, concerns over a brewing European liquidity crisis coupled with a downgrade of the U.S. debt rating shook investor confidence and sent the markets sharply lower in a volatile and troubling third quarter. Stocks rebounded, however, once the S&P 500 Index reached a level just under 1100, providing a strong fourth quarter to close out the year. All in all, the S&P 500 Index finished nearly flat for the year, with a positive return provided solely by dividends, amid uncertainty surrounding the sovereign debt crisis, record corporate earnings, and largely consensus-beating economic indicators.

Stocks opened 2011 with the strongest first quarter in more than a decade, as almost every major index posted gains between 5% and 10%. Investors continued to find reasons for bullishness despite political unrest in North Africa and the Middle East, as economic data indicated gathering strength in the recovery and a turnaround in the jobs market. In mid-March, the tsunami in Japan sent the S&P 500 Index into a 3.6% dive as investors were uncertain of the disaster’s impact on the world’s third largest economy. U.S. equities quickly recovered from this plunge until the market took a hit in April, after Standard & Poor’s ratcheted down the U.S. credit outlook to “negative” due to large budget deficits and a politically polarized budget process. However, a strong earnings season carried stocks past this dip to post almost 3% in gains on the month. Investors saw a volatile decline throughout May and June with rising commodity prices and emerging evidence of a slowdown in manufacturing growth in China and Europe served to deepen concerns that a global slowdown may gain momentum. Headlines in June focused on weak employment reports, falling second-quarter gross domestic product estimates, the conclusion of QE2 (quantitative easing phase II), and the ongoing debate over the U.S. debt ceiling. Markets also became more short-term oriented and reactionary in the face of broad uncertainty surrounding the growing European sovereign debt problems.

The market started to struggle fairly early in the third quarter and it proceeded to post a loss in each month, resulting in the largest quarterly loss since the financial crisis in 2008. The market was rocked by events on both sides of the Atlantic including a U.S. debt ceiling show-down and escalating European sovereign debt problems. Congress squabbled right up to the deadline date, but finally managed to reach a deal with the Administration, although not a long-term solution to the country’s structural deficits. Standard & Poor’s reacted several days later by lowering its U.S. government sovereign debt rating from AAA to AA+ with a negative outlook. Increased uncertainty and a darkening economic outlook for Europe, which threatens to spill over into China and possibly the U.S., sent market volatility to historically high levels. In its September 21 Federal Open Market Committee (“FOMC”) statement, the Federal Reserve described the downside risks to the U.S. economy as “significant,” producing fresh anxiety for investors and causing the market to sell off over 6% in 2 days. In that same meeting, the FOMC introduced the widely expected “Operation Twist,” which is a $400 billion sterilized asset purchase program aimed at lowering long-term rates and improving the mortgage market.

Equities rebounded in the fourth quarter as markets continued to exhibit what is colloquially known as “risk on/risk off” behavior, reacting to European debt crisis developments, economic indicators, and corporate earnings. European Union (“EU”) summit meetings yielded concrete steps towards containing and possibly remedying Europe’s mounting debt issues, ultimately leading EU leaders to introduce the European Financial Stabilization Mechanism, a proposed temporary €500 billion bailout fund expected to launch in early 2012. Additionally, leadership changes swept through some of Europe’s most debt burdened countries, which were received as generally positive developments by the market. The Federal Reserve, in a coordinated effort with the European Central Bank, Swiss National Bank, and the Banks of England, Japan and Canada, lowered the U.S. dollar liquidity swap rate 50 basis points in an effort to “provide liquidity support” and “ease strain in financial markets.” Many economic indicators were at better-than-feared levels and corporate earnings were again strong. Payroll numbers were revised higher for the fifth consecutive month, consumer spending expanded, retail sales were up each month during the fourth quarter, and gross domestic product grew at an annualized rate of 1.8%. Three hundred twenty eight companies in the S&P 500 Index beat their respective estimates, while expectations were revised lower heading into 2012, but still on pace to finish at record levels.

The S&P 500 Index ended the year at 1,257.60, just four basis points under its 2010 closing price, and provided investors with a total return including dividends of 2.1%. The Dow Jones Industrial Aver-

3	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

age fared the best, up 8.4% on the year, while the tech-heavy Nasdaq Composite Index slipped 0.8%. In terms of size, large-cap companies prevailed in 2011, besting the losses generated by small- and mid-cap companies. Specifically, the Russell 1000 Index climbed 1.5% compared to the Russell Midcap Index and Russell 2000 Index, which fell 1.5% and 4.2%, respectively. On the whole, growth-oriented stocks outperformed value names, as the Russell 1000 Growth Index returned +2.6% to the Russell 1000 Value Index’s +0.4%. At a sector level, Utilities, Consumer Staples, and Health Care were primarily responsible for driving the S&P 500 Index’s gains, each up over 12.0%, though they were weighed down by Financials and Materials stocks that were off 17.0% and 9.7%, respectively.

Hewlett-Packard Co. was the top detractor in the Portfolio in 2011 due to a slew of disappointing announcements and news headlines. The company began the year with an investigation into the sudden departure of former CEO Mark Hurd, and newly-appointed CEO Leo Apotheker made headlines by shaking up management in an effort to implement his new strategy for the tech giant. Hewlett-Packard Co. also came under fire on reports that Apotheker was too actively involved in selecting new board members. The stock suffered after management lowered its quarterly and annual revenue and earnings guidance several times, most recently due to concerns over the macro outlook and its exit from the tablet market. Hewlett-Packard Co. also announced the spin-off or sale of its PC business and said the services business will likely turn around in four to six quarters. A month later, Hewlett-Packard Co.’s Board dismissed CEO Leo Apotheker after just 11 months at the helm of the company and appointed former eBay CEO Meg Whitman to take his place, the company’s third CEO in six years. Additionally, the company paid a stunning $10 billion to acquire British corporate search provider Autonomy, which we believe is a gross misallocation of capital. While shares appear inexpensive at only six times fiscal 2012 consensus earnings, improvement in the services business appears to be at least four to six quarters out and the very rich Autonomy deal will depress share repurchase activity. We, therefore, chose to exit the position halfway through the third quarter in favor of more secularly advantaged names which are trading at attractive valuations.(1)

Bank of America Corp. shares were weighed down all year by legal battles with investors over issues related to mortgage securities, in addition to the factors affecting other financials, including regulatory uncertainty, fears of an economic slowdown, and a lackluster housing market. The stock contributed negatively to performance through August before we swapped it for PNC Financial Services Group, Inc., a stock that subsequently became a top contributor for the year. After a review of our investment case, we determined that much of the apparent discount in Bank of America Corp.’s valuation on tangible book value disappeared when adjusted for the capital needed to meet Basel III requirements and settle a variety of lawsuits related to its Countrywide mortgage business. In contrast, we believed that PNC Financial Services Group, Inc. was very attractive on a tangible book basis and also had the potential to do better in more environments than Bank of America Corp. PNC Financial Services Group, Inc. ranks among the best of the large regional banks when considering its returns on equity, underwriting strength, dilution risk, market share, and capital adequacy. Despite this, PNC Financial Services Group, Inc. trades at among the lowest multiple of earnings and tangible book value, adjusted for Basel III and potential settlements, among its peers, belying the bank’s impressive business fundamentals.(1)

Citigroup, Inc. was another Financials position that detracted from performance as macroeconomic uncertainty roiled banks. The stock took a major hit in August along with its financial sector peers when ratings agency Standard & Poor’s downgraded U.S. debt, spurring a substantial sell-off in equities. Investors have also grown increasingly worried that a renewed global economic slowdown, especially in Europe where Citigroup, Inc. has exposure, might hurt banks by curbing loan demand and reducing the overall appetite for risk, among other factors. Nevertheless, we believe Citigroup, Inc. is on firm footing, having posted seven straight profitable quarters while strengthening its balance sheet significantly and implementing a more stringent risk management process. In addition, we consider shares to be attractively valued, as they trade at a sharp discount to tangible book value and normalized returns on equity.(1)

International Business Machines Corp. upheld its reputation as a best-in-class technology company this year, as the stock ascended throughout the year, resilient against macro concerns and far outpacing the S&P 500 Index and its tech peer group. The stock appreciated as the company consistently beat consensus estimates for quarterly earnings, while maintaining a steady income stream to investors. Management repurchased nearly 100 million shares and boosted the quarterly dividend by 15% mid year to provide a 1.7% dividend yield to shareholders. An additional $12 billion remains in buyback authorizations which could retire approximately another 6% of current shares outstanding. Though the stock has performed very well the past several years, we continue to see strong upside in the position as the company repeatedly outperforms expectations and returns capital to shareholders while trading at around ten times forward earnings estimates.(1)

Stocks of managed-care organizations Aetna, Inc. and UnitedHealth Group, Inc. were top contributors this past year as investors’ anxiety over the possibility of punitive health care reforms faded early in the year and as the companies posted strong quarterly earnings results. Uncertainty surrounding the outcome of health care reforms has restrained managed-care stocks for some time, but the group has managed through the first round of reform implementation without devolving into a utility model, as some investors had feared. The pricing environment continues to be favorable for the industry, evident in consensus-beating quarterly results from Aetna, Inc. and UnitedHealth Group, Inc. Both companies also boosted their dividends significantly and announced new share-buyback authorizations. These actions indicate intent to continue returning capital to shareholders, which we see as a positive for the stocks heading into 2012.(1)

The tremendous volatility that shaped the market in 2011 had many sources, but none were more persistent or bedeviling than the European fiscal woes. While Europe is far from resolved, we continue to believe that the critical element is not a comprehensive solution that fixes all problems, but time. As long as the European Union, the European Central Bank, the International Monetary Fund, and other central banks buy European banks time to de-leverage and hedge exposures, the odds of a disastrous event diminish.

2011 rewarded “risk-off” portfolios as investors sought income through bonds of all forms and “bond-like” equities. We foresee a significant behavioral shift towards “risk-on” returns in 2012. Stocks rebounded in the fourth quarter of 2011 and we expect investor confidence to continue into 2012 as U.S. gross domestic product growth persists, the unemployment rate declines, and as corporations begin to utilize their cash-rich balance sheets to generate growth through

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

both capital expenditures and acquisitions. We also believe investors will be rewarded as the global economic picture becomes clearer and macro drags on the market subside. U.S. equities are well-positioned to capture the upside presented by current conditions as valuations remain historically low and are currently discounting little to no growth, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	96.6
Preferred Stocks (3)	1.2
Repurchase Agreements and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	3.9
2. General Electric Co.	3.0
3. Pfizer, Inc.	2.7
4. MetLife, Inc.	2.6
5. BlackRock, Inc.	2.6
6. eBay, Inc.	2.6
7. Philip Morris International, Inc.	2.6
8. Microsoft Corp.	2.5
9. ConocoPhillips	2.5
10. PNC Financial Services Group, Inc.	2.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Information Technology	22.6
Financials	19.8
Health Care	16.4
Consumer Discretionary	13.4
Industrials	9.7
Consumer Staples	9.3
Energy	6.6

97.8

5

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 96.6%		Shares	Value
CONSUMER DISCRETIONARY – 12.2%
Ford Motor Co. (Automobiles)	(a)	319,500	$3,437,820
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		48,600	2,867,886
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	20,200	3,496,620
Groupon, Inc. (Internet & Catalog Retail)	(a)	102,800	2,120,764
Time Warner, Inc. (Media)		121,500	4,391,010
Target Corp. (Multiline Retail)		58,000	2,970,760
Lowe’s Cos., Inc. (Specialty Retail)		145,600	3,695,328

			22,980,188

CONSUMER STAPLES – 9.3%
PepsiCo, Inc. (Beverages)		66,000	4,379,100
CVS Caremark Corp. (Food & Staples Retailing)		104,000	4,241,120
Procter & Gamble Co. / The (Household Products)		61,800	4,122,678
Philip Morris International, Inc. (Tobacco)		61,400	4,818,672

			17,561,570

ENERGY – 6.6%
BP PLC – ADR (Oil, Gas & Consumable Fuels)		92,300	3,944,902
Chevron Corp. (Oil, Gas & Consumable Fuels)		35,100	3,734,640
ConocoPhillips (Oil, Gas & Consumable Fuels)		64,100	4,670,967

			12,350,509

FINANCIALS – 19.8%
BlackRock, Inc. (Capital Markets)		27,200	4,848,128
Fifth Third Bancorp (Commercial Banks)		137,500	1,749,000
PNC Financial Services Group, Inc. (Commercial Banks)		79,600	4,590,532
Wells Fargo & Co. (Commercial Banks)		159,400	4,393,064
Citigroup, Inc. (Diversified Financial Svs.)		141,820	3,731,284
JPMorgan Chase & Co. (Diversified Financial Svs.)		128,100	4,259,325
Aflac, Inc. (Insurance)		101,205	4,378,128
MetLife, Inc. (Insurance)		156,800	4,889,024
Annaly Capital Management, Inc. (Real Estate Investment Trusts)		269,900	4,307,604

			37,146,089

HEALTH CARE – 16.4%
Celgene Corp. (Biotechnology)	(a)	50,800	3,434,080
Medtronic, Inc. (Health Care Equip. & Supplies)		94,100	3,599,325
Aetna, Inc. (Health Care Providers & Svs.)		79,109	3,337,609
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		64,900	3,289,132
Abbott Laboratories (Pharmaceuticals)		71,100	3,997,953
Johnson & Johnson (Pharmaceuticals)		59,300	3,888,894
Pfizer, Inc. (Pharmaceuticals)		238,000	5,150,320
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)		99,600	4,019,856

			30,717,169

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 9.7%
United Technologies Corp. (Aerospace & Defense)		39,500	$2,887,055
United Continental Holdings, Inc. (Airlines)	(a)	187,400	3,536,238
General Electric Co. (Industrial Conglomerates)		316,500	5,668,515
Parker Hannifin Corp. (Machinery)		36,000	2,745,000
Norfolk Southern Corp. (Road & Rail)		47,200	3,438,992

			18,275,800

INFORMATION TECHNOLOGY – 22.6%
Cisco Systems, Inc. (Communications Equip.)		227,700	4,116,816
QUALCOMM, Inc. (Communications Equip.)		65,000	3,555,500
Apple, Inc. (Computers & Peripherals)	(a)	18,050	7,310,250
EMC Corp. (Computers & Peripherals)	(a)	172,600	3,717,804
eBay, Inc. (Internet Software & Svs.)	(a)	158,900	4,819,437
Google, Inc. Class A (Internet Software & Svs.)	(a)	6,475	4,182,202
International Business Machines Corp. (IT Svs.)		18,050	3,319,034
Intel Corp. (Semiconductors & Equip.)		118,050	2,862,713
Texas Instruments, Inc. (Semiconductors & Equip.)		135,500	3,944,405
Microsoft Corp. (Software)		181,000	4,698,760

			42,526,921

Total Common Stocks (Cost $166,236,540)			$181,558,246

Preferred Stocks – 1.2%		Shares	Value
CONSUMER DISCRETIONARY – 1.2%
General Motors Co. – Series B (Automobiles)	(b)	64,000	$2,192,000

Total Preferred Stocks (Cost $2,774,111)			$2,192,000

Repurchase Agreements – 1.8%		Face Amount	Amortized Cost
U.S. Bank 0.010%, 01/03/2012, Agreement Date: 12/30/11, Repurchase price $3,379,943 Collateralized by: Fannie Mae 15 yr Pool #CI-729590 (FNCI) 4.500%, Due 07/01/2018 with a value of $3,447,693		$3,379,939	$3,379,939

Total Repurchase Agreements (Cost $3,379,939)			$3,379,939

Total Investments – 99.6% (Cost $172,390,590)	(c)		$187,130,185
Other Assets in Excess of Liabilities – 0.4%			726,573

Net Assets – 100.0%			$187,856,758

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	This preferred stock is convertible at a 20% conversion premium until 12/01/2013. There is a mandatory conversion at 12/01/2013, at which time the conversion proceeds will be determined by the General Motors, Inc. common share price on that date.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

6

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Commercial Paper (2)	65.4
Asset-Backed Securities (2)	0.8
Repurchase Agreements and Other Net Assets	33.8

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1)

% of Net Assets
1. U.S. Bank Repurchase Agreement 0.010%, 01/03/2012	4.9
2. Prudential Funding LLC 0.040%, 01/03/2012	4.9
3. American Express Credit Corp. 0.020%, 01/04/2012	4.5
4. Chevron Corp. 0.020%, 01/06/2012	4.5
5. Exxon Mobil Corp. 0.030%, 01/11/2012	4.5
6. Wal-Mart Stores, Inc. 0.020%, 01/23/2012	4.5
7. Abbott Laboratories 0.040%, 01/17/2012	4.5
8. General Electric Capital Corp. 0.070%, 02/06/2012	4.5
9. HSBC Finance Corp. 0.180%, 01/27/2012	4.5
10. Nestle Capital Corp. 0.030%, 01/17/2012	3.5

(1)	Composition of Portfolio subject to change.

(2)	Sectors (combined):

% of Net Assets
Financials	26.3
Consumer Staples	18.2
Health Care	12.6
Energy	9.1

66.2

7

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	December 31, 2011

Commercial Paper – 65.4%		Rate	Maturity	Face Amount	Amortized Cost
CONSUMER STAPLES – 18.2%
Coca-Cola Co. / The (Beverages)	(a)	0.120%	01/10/2012	$6,000,000	$5,999,820
Coca-Cola Co. / The (Beverages)	(a)	0.130%	01/10/2012	4,000,000	3,999,870
Coca-Cola Co. / The (Beverages)	(a)	0.080%	02/24/2012	3,000,000	2,999,640
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.020%	01/23/2012	13,000,000	12,999,841
Nestle Capital Corp. (Food Products)	(a)	0.030%	01/17/2012	10,000,000	9,999,867
Nestle Capital Corp. (Food Products)	(a)	0.070%	03/05/2012	3,000,000	2,999,627
Procter & Gamble International Funding SCA (Household Products)	(a)	0.060%	01/09/2012	8,000,000	7,999,893
Procter & Gamble Co. / The (Household Products)	(a)	0.060%	03/20/2012	3,000,000	2,999,605
Procter & Gamble Co. / The (Household Products)	(a)	0.100%	01/19/2012	2,000,000	1,999,900

					51,998,063

ENERGY – 9.1%
Chevron Corp. (Oil, Gas & Consumable Fuels)		0.020%	01/06/2012	13,000,000	12,999,964
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		0.030%	01/11/2012	13,000,000	12,999,892

					25,999,856

FINANCIALS – 25.5%
American Express Credit Corp. (Consumer Finance)		0.020%	01/04/2012	13,000,000	12,999,978
Toyota Motor Credit Corp. (Consumer Finance)		0.060%	01/09/2012	10,000,000	9,999,867
American Honda Finance Corp. (Consumer Finance)		0.250%	03/06/2012	10,000,000	9,995,486
HSBC Finance Corp. (Diversified Financial Services)		0.180%	01/27/2012	13,000,000	12,998,310
General Electric Capital Corp. (Diversified Financial Services)		0.070%	02/06/2012	13,000,000	12,999,090
Prudential Funding LLC (Insurance)		0.040%	01/03/2012	14,000,000	13,999,969

					72,992,700

HEALTH CARE – 12.6%
Abbott Laboratories (Pharmaceuticals)	(a)	0.040%	01/17/2012	13,000,000	12,999,769
Pfizer, Inc. (Pharmaceuticals)	(a)	0.020%	01/26/2012	10,000,000	9,999,861
Johnson & Johnson (Pharmaceuticals)	(a)	0.060%	03/21/2012	10,000,000	9,998,667
Johnson & Johnson (Pharmaceuticals)	(a)	0.060%	02/17/2012	3,000,000	2,999,765

					35,998,062

Total Commercial Paper (Cost $186,988,681)					$186,988,681

Asset-Backed Securities – 0.8%		Rate	Maturity	Face Amount	Amortized Cost
FINANCIALS – 0.8%
CNH Equipment Trust 2011-A, Class A1 (Consumer Finance)	(a)	0.336%	05/15/2012	$215,892	$215,892
Honda Auto Receivables Owner Trust 2011-3, Class A1 (Consumer Finance)		0.398%	10/22/2012	754,135	754,134
Nissan Auto Receivables Owners Trust 2011-A, Class A1 (Consumer Finance)		0.261%	04/16/2012	8,371	8,371
Nissan Auto Lease Trust 2011-B, Class A1 (Consumer Finance)		0.350%	10/15/2012	651,199	651,199
Volkswagen Auto Lease Trust 2011-A, Class A1 (Consumer Finance)		0.461%	11/20/2012	738,744	738,744

Total Asset-Backed Securities (Cost $2,386,340)					$2,368,340

Repurchase Agreements – 4.9%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Bank, Agreement date: 12/30/11, Repurchase price $14,000,016,		0.010%	01/03/2012	$14,000,000	$14,000,000
Collateralized by: Fannie Mae 15 yr. Pool #CI-254919 (FNCI) 4.000%,
Due 09/01/2018 with value of $14,280,226

Total Repurchase Agreements (Cost $14,000,000)					$14,000,000

Total Investments – 71.1% (Cost $203,357,021)	(b)				$203,357,021
Other Assets in Excess of Liabilities – 28.9%					82,831,076

Net Assets – 100.0%					$286,188,097

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2011, the value of these securities totaled $88,212,017, or 30.8% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

8

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	6.36%
Five years	4.96%
Ten years	5.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Bond Portfolio returned 6.36% versus 7.51% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the ”Merrill Lynch Index” or the “Index”).

Both the Merrill Lynch Index and the Portfolio had reasonably good absolute positive total returns because U.S. Treasury rates declined significantly in 2011. For the year, the 10-year U.S. Treasury yield declined 142 basis points. U.S. Treasury yields declined because the United States, despite its economic and political problems, became a “safe haven” for investors given all the economic and banking problems in Europe, particularly in Southern Europe. While U.S. Treasury yields declined in 2011, credit spreads widened for the year. The credit spread for the Merrill Lynch Index widened 92 basis points during 2011, a result of a soft economy in the U.S., fears of a double-dip recession, and a demand on the part of investors for more yield due to the low absolute level of interest rates existing in the economy during the year. The decline in U.S. Treasury yields more than offset the credit spread widening that occurred during 2011, resulting in positive price performance for bonds for the year. Of the 7.51% return of the Merrill Lynch Index in 2011, 2.19% of the return was from price appreciation of bonds in the Index.

The Portfolio under-performed the Merrill Lynch Index primarily because the duration of the Portfolio was shorter than the duration of the Index during a year in which interest rates declined. During 2011, the Portfolio’s duration was approximately 2.0 years shorter than the duration of the Merrill Lynch Index. The Portfolio’s duration was positioned shorter than the Index’s duration in anticipation of an increase in Treasury yields. The expectation was for interest rates to rise as the U.S. economy improved. This did not occur because economic growth remained sub-par and demand for U.S. Treasury securities was strong because of the problems in Europe.(1)

Several industry weightings had an impact on relative performance during 2011. The Portfolio’s under-weighting in the banking sector benefited performance because this sector under-performed. The over-weighting in the insurance and brokerage sectors hurt performance because these two sectors under-performed. The over-weighting in electric utilities benefited performance because this sector out-performed. The under-weighting in Telecommunication Services hurt performance because this sector out-performed. The Portfolio was positively impacted by its holdings of U.S. Treasuries because Treasury yields declined and credit spreads widened for the year. The overall credit quality of the Portfolio had little impact on relative performance because both the Portfolio and the Index had an average quality of A3 (Moody’s rating).(1)

Because the U.S. economy continued to grow, albeit at a slow rate, the credit quality of most of the holdings in the Portfolio was maintained. That being said, several bonds performed poorly, and most of these were either in the Financials sector or were domiciled in Europe. The five poorest performing bonds were Deutsche Bank Capital Funding Trust VII, Telecom Italia Capital SA, Computer Sciences Corp., Jefferies Group, Inc., and Bank of America Corp. The five best performing bonds were Verizon Communications, Inc., Shell International Finance BV, Texas Utilities Energy Future Competitive Holdings Co., Avista Corp., and Appalachian Power Co.(1)

We expect that the growth rate of the U.S. economy will improve over the course of the coming year, and ordinarily this would imply that the Federal Reserve would begin to remove its monetary stimulus, thus suggesting higher interest rates in 2012. However, due to the economic problems in Europe, we do not expect U.S. interest rates to rise meaningfully this year because U.S. Treasury securities will remain a “safe haven” investment for international investors. Duration on the Portfolio will be lengthened but not to the duration of the Merrill Lynch Index because absolute interest rates are very low and, despite our expectation for continued low interest rates, rates could rise. Because we expect credit spreads to tighten modestly in 2012 as the economy grows, we anticipate that purchases for the Portfolio will be skewed toward BBB names, which are slightly lower in quality than the average for the Merrill Lynch Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

9	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Corporate Bonds (3)	90.3
U.S. Treasury Obligations	2.8
Commercial Paper	4.3
Repurchase Agreements and Other Net Assets	2.6

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. United States Treasury Note 3.375%, 11/15/2019	2.1
2. Union Electric Co. 6.400%, 06/15/2017	1.1
3. UnitedHealth Group, Inc. 6.000%, 02/15/2018	1.1
4. Kraft Foods, Inc. 6.125%, 02/01/2018	1.1
5. Fifth Third Bancorp 4.500%, 06/01/2018	1.1
6. Commonwealth Edison Co. 5.950%, 08/15/2016	1.1
7. Virginia Electric and Power Co. 5.400%, 01/15/2016	1.1
8. CSX Corp. 5.600%, 05/01/2017	1.1
9. Kansas City Power & Light Co. 5.850%, 06/15/2017	1.1
10. Weatherford International Ltd. 6.000%, 03/15/2018	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	27.3
Utilities	15.2
Industrials	9.0
Energy	8.6
Consumer Discretionary	7.3
Consumer Staples	7.1
Health Care	6.7
Telecommunication Services	3.9
Materials	3.3
Information Technology	1.9

90.3

10

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	December 31, 2011

Corporate Bonds – 90.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 7.3%
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	$500,000	$569,096
Comcast Corp. (Media)		5.875%	02/15/2018	750,000	868,333
Discovery Communications LLC (Media)		4.375%	06/15/2021	1,000,000	1,057,639
News America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,313,087
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	1,000,000	1,140,148
Time Warner, Inc. (Media)		3.150%	07/15/2015	1,250,000	1,301,236
Viacom, Inc. (Media)		4.375%	09/15/2014	1,000,000	1,071,934
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	1,250,000	1,283,220
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	1,000,000	1,118,674
Home Depot, Inc. / The (Specialty Retail)		5.250%	12/16/2013	1,000,000	1,086,415
Lowe’s Cos., Inc. (Specialty Retail)		3.800%	11/15/2021	1,000,000	1,052,035

					11,861,817

CONSUMER STAPLES – 7.1%
Anheuser-Busch Cos. LLC (Beverages)		5.500%	01/15/2018	750,000	866,231
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	1,000,000	1,168,222
Wal-Mart Stores, Inc. (Food & Staples Retailing)		1.500%	10/25/2015	1,250,000	1,270,799
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,639,911
Kraft Foods, Inc. (Food Products)		6.125%	02/01/2018	1,500,000	1,760,517
Mead Johnson Nutrition Co. (Food Products)		3.500%	11/01/2014	800,000	835,998
Sara Lee Corp. (Food Products)		2.750%	09/15/2015	1,250,000	1,260,371
Tyson Foods, Inc. (Food Products)	(b)	6.850%	04/01/2016	1,000,000	1,102,500
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	250,000	295,492
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,375,024

					11,575,065

ENERGY – 8.6%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,671,133
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,134,726
Atlantic Richfield Co. (Oil, Gas & Consumable Fuels)		8.550%	03/01/2012	200,000	201,837
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,054,484
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		5.700%	10/15/2019	1,000,000	1,174,846
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		5.650%	08/01/2012	1,000,000	1,021,816
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2.950%	06/01/2015	1,250,000	1,307,317
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,019,235
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,050,076
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	1,028,019
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		3.250%	02/01/2016	1,000,000	1,030,323
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,461,899
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	04/15/2012	750,000	762,245

					13,917,956

FINANCIALS – 27.3%
BlackRock, Inc. (Capital Markets)		2.250%	12/10/2012	500,000	506,874
Credit Suisse (Capital Markets)		3.500%	03/23/2015	1,250,000	1,238,200
Franklin Resources, Inc. (Capital Markets)		3.125%	05/20/2015	1,000,000	1,038,449
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,291,775
Janus Capital Group, Inc. (Capital Markets)	(b)	6.700%	06/15/2017	1,500,000	1,593,594
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	1,500,000	1,496,250
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	1,250,000	1,232,005
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,031,681
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,373,444
TD Ameritrade Holding Corp. (Capital Markets)		4.150%	12/01/2014	1,000,000	1,057,615
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	1,000,000	1,071,560
Comerica Bank (Commercial Banks)		5.750%	11/21/2016	1,500,000	1,645,704
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(a)(c)	5.628%	Perpetual	1,500,000	1,087,500
Fifth Third Bancorp (Commercial Banks)		4.500%	06/01/2018	1,750,000	1,756,898
KeyCorp (Commercial Banks)		5.100%	03/24/2021	500,000	520,184
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	1,500,000	1,632,901
SunTrust Bank (Commercial Banks)		5.000%	09/01/2015	229,000	238,586
Wells Fargo & Co. (Commercial Banks)		4.600%	04/01/2021	1,250,000	1,373,457
American Express Co. (Consumer Finance)		7.000%	03/19/2018	1,250,000	1,512,475
Capital One Bank U.S.A. NA (Consumer Finance)		5.125%	02/15/2014	750,000	794,604
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	784,394
Bank of America Corp. (Diversified Financial Svs.)		5.650%	05/01/2018	1,000,000	953,995
Citigroup, Inc. (Diversified Financial Svs.)		6.125%	05/15/2018	1,250,000	1,332,201
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,121,509
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	1,500,000	1,593,426
National Rural Utilities Cooperative Finance Corp. (Diversified Financial Svs.)		1.900%	11/01/2015	1,000,000	1,006,886

11	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds – (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS – (continued)
Assurant, Inc. (Insurance)		5.625%	02/15/2014	$1,500,000	$1,569,429
Axis Capital Holdings Ltd. (Insurance)		5.750%	12/01/2014	1,000,000	1,052,132
Berkshire Hathaway, Inc. (Insurance)		3.200%	02/11/2015	1,250,000	1,326,185
Hartford Financial Services Group, Inc. (Insurance)		5.375%	03/15/2017	1,500,000	1,510,815
Liberty Mutual Group, Inc. (Insurance)	(a)	5.750%	03/15/2014	1,000,000	1,043,334
Loews Corp. (Insurance)		5.250%	03/15/2016	750,000	826,538
Metropolitan Life Global Funding I (Insurance)	(a)	2.875%	09/17/2012	1,000,000	1,013,249
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,648,695
StanCorp Financial Group, Inc. (Insurance)		6.875%	10/01/2012	500,000	516,242
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,309,499
HCP, Inc. (Real Estate Investment Trusts)		5.375%	02/01/2021	1,000,000	1,050,269
Mack-Cali Realty LP (Real Estate Investment Trusts)		4.600%	06/15/2013	1,000,000	1,022,108

					44,174,662

HEALTH CARE – 6.7%
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,027,770
Celgene Corp. (Biotechnology)		2.450%	10/15/2015	1,250,000	1,267,487
Baxter International, Inc. (Health Care Equip. & Supplies)		1.800%	03/15/2013	250,000	253,044
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	578,195
Covidien International Finance SA (Health Care Equip. & Supplies)		2.800%	06/15/2015	1,250,000	1,298,698
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		2.200%	09/15/2013	1,000,000	1,018,570
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	561,572
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6.000%	02/15/2018	1,500,000	1,785,776
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.250%	11/20/2014	300,000	317,894
Abbott Laboratories (Pharmaceuticals)		2.700%	05/27/2015	1,000,000	1,049,646
Merck & Co., Inc. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,181,150
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC (Pharmaceuticals)		3.000%	06/15/2015	500,000	521,107

					10,860,909

INDUSTRIALS – 9.0%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	840,332
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	996,844
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,375,358
Owens Corning (Building Products)		6.500%	12/01/2016	1,000,000	1,092,534
Republic Services, Inc. (Commercial Svs. & Supplies)		3.800%	05/15/2018	1,000,000	1,037,306
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	500,000	591,754
Emerson Electric Co. (Electrical Equip.)		4.250%	11/15/2020	1,250,000	1,391,574
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,174,672
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,402,766
Illinois Tool Works, Inc. (Machinery)	(a)	3.375%	09/15/2021	500,000	523,799
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,717,311
Ryder System, Inc. (Road & Rail)		3.600%	03/01/2016	1,000,000	1,032,641
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,343,701

					14,520,592

INFORMATION TECHNOLOGY – 1.9%
Cisco Systems, Inc. (Communications Equip.)		2.900%	11/17/2014	300,000	317,597
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,500,000	1,470,375
International Business Machines Corp. (IT Svs.)		2.100%	05/06/2013	1,250,000	1,276,213

					3,064,185

MATERIALS – 3.3%
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,018,028
Monsanto Co. (Chemicals)		7.375%	08/15/2012	1,000,000	1,039,092
Praxair, Inc. (Chemicals)		2.125%	06/14/2013	1,250,000	1,275,444
Rio Tinto Finance U.S.A. Ltd. (Metals & Mining)		1.875%	11/02/2015	1,000,000	1,009,307
Teck Resources Ltd. (Metals & Mining)		7.000%	09/15/2012	1,000,000	1,038,225

					5,380,096

TELECOMMUNICATION SERVICES – 3.9%
AT&T, Inc. (Diversified Telecom. Svs.)		3.875%	08/15/2021	1,000,000	1,059,879
Embarq Corp. (Diversified Telecom. Svs.)		6.738%	06/01/2013	1,000,000	1,040,908
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	750,000	688,566
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,413,778
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	1,000,000	1,111,992
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	1,000,000	1,078,499

					6,393,622

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds – (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 15.2%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	$1,000,000	$1,098,740
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,751,714
Consumers Energy Co. (Electric Utilities)		6.000%	02/15/2014	1,000,000	1,092,457
Duke Energy Corp. (Electric Utilities)		3.350%	04/01/2015	1,250,000	1,318,694
Florida Power Corp. (Electric Utilities)		4.550%	04/01/2020	500,000	568,001
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,716,336
Metropolitan Edison Co. (Electric Utilities)		4.875%	04/01/2014	750,000	797,237
Pepco Holdings, Inc. (Electric Utilities)		2.700%	10/01/2015	750,000	760,332
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	479,993	578,914
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,795,067
Virginia Electric and Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,730,318
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,119,731
CenterPoint Energy Resources Corp. (Gas Utilities)		5.950%	01/15/2014	500,000	542,893
Southwest Gas Corp. (Gas Utilities)		7.625%	05/15/2012	1,000,000	1,022,703
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	750,000	801,261
Energy Future Competitive Holdings Co. (Ind. Power Prod. & Energy Traders)		7.480%	01/01/2017	472,246	419,641
PSEG Power LLC (Ind. Power Prod. & Energy Traders)		5.000%	04/01/2014	750,000	803,557
TransAlta Corp. (Ind. Power Prod. & Energy Traders)		6.750%	07/15/2012	1,000,000	1,027,228
Alliant Energy Corp. (Multi-Utilities)		4.000%	10/15/2014	1,000,000	1,048,625
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,203,222
LG&E and KU Energy LLC (Multi-Utilities)	(a)	4.375%	10/01/2021	1,000,000	1,022,008
NextEra Energy Capital Holdings, Inc. (Multi-Utilities)		2.600%	09/01/2015	1,250,000	1,262,495
Xcel Energy, Inc. (Multi-Utilities)		4.700%	05/15/2020	1,000,000	1,128,997

					24,610,171

Total Corporate Bonds (Cost $136,422,462)					$146,359,075

U.S. Treasury Obligations – 2.8%		Rate	Maturity	Face Amount	Value
United States Treasury Note		2.375%	09/30/2014	$1,000,000	$1,055,235
United States Treasury Note		3.375%	11/15/2019	3,000,000	3,420,234

Total U.S. Treasury Obligations (Cost $4,195,400)					$4,475,469

Commercial Paper – 4.3%		Rate	Maturity	Face Amount	Amortized Cost
HSBC Finance Corp.		0.030%	01/03/2012	$7,000,000	$6,999,988

Total Commercial Paper (Cost $6,999,988)					$6,999,988

Repurchase Agreements – 1.8%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Bank, Agreement date: 12/30/2011, Repurchase price: $2,857,003, Collateralized by: Fannie Mae 15 yr. Pool #CI-254919 (FNCI) 4.000%, Due 09/01/2018 with value of $2,914,154		0.010%	01/03/2012	$2,857,000	$2,857,000

Total Repurchase Agreements (Cost $2,857,000)					$2,857,000

Total Investments – 99.2% (Cost $150,474,850)	(d)				$160,691,532
Other Assets in Excess of Liabilities – 0.8%					1,343,445

Net Assets – 100.0%					$162,034,977

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2011, the value of these securities totaled $5,530,222, or 3.4% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	These securities are credit sensitive bonds. The coupon rates are variable rates subject to adjustment based on changes in national credit rating agency ratings. Interest rates stated are those in effect at December 31, 2011.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2011.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

13

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-4.12%
Five years	1.17%
Ten years	3.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Omni Portfolio returned -4.12% versus 3.92% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The under-performance of the Portfolio versus the blended benchmark is the result of several factors, most important of which is the under-performance of the equity portion of the Portfolio compared to the S&P 500 Index. Other factors that contributed to the under-performance include under-performance of the bond portion of the Portfolio versus the Merrill Lynch Index, and holding approximately 4% of the Portfolio in cash equivalents during a period in which both equities and bonds had positive total returns. The asset allocation decision to under-weight bonds versus the blended Index also had a negative impact on relative performance because bonds returned more than equities during 2011, particularly in the second half of the year.(1)

The equity portion of the Portfolio returned a negative 6.67% versus a positive 2.11% for the S&P 500 Index. The over-weighting in the Financials sector was a major reason for the relative under-performance. Continued worries about the debt crisis in Europe, the lack of clarity on resolution of the mortgage meltdown in the U.S., and lower than expected interest rates combined to negatively impact the Financials sector. Of the five top detractors from performance, three were from the Financials sector: Bank of America Corp., Morgan Stanley, and Citigroup, Inc. The other two top detractors were Royal Caribbean Cruises Ltd., which was hurt by high oil prices and weak demand in Europe, and Warner Chilcott PLC. The top contributors to performance were SunPower Corp., Apple, Inc., International Business Machines Corp., Pharmasset, Inc., and UnitedHealth Group, Inc.(1)

During 2011, the main sector weight changes in the equity portion of the Portfolio included adding to Industrials, which went from 10.4% to 19.3% (versus the benchmark’s 10.7%) while lowering the exposure to Financials, but still maintaining an overweight, which went from 23.7% to 16.9% (versus the benchmark’s 13.4%). This reflects our belief in an economic recovery and our expectations for the Financials sector. This was also the basis for increasing Information Technology by 4.7% to 26.0% (versus the benchmark weighting of 19.0%) and Energy by 3.5% to 12.8% (close to the benchmark weighting), at the expense of Materials (reduced by 6.0%) and Health Care (reduced by 3.1%).(1)

For 2011, the bond portion of the Portfolio had a total return of 6.45% versus 7.51% for the Merrill Lynch Index. Both the bond portion of the Portfolio and the Merrill Lynch Index had reasonably good absolute positive total returns because U.S. Treasury yields declined significantly in 2011. For the year, the 10-year U.S. Treasury yield declined 142 basis points. U.S. Treasury yields declined because the United States, despite its economic and political problems, became a “safe haven” for investors given the economic and banking problems in Europe, most particularly in Southern Europe. While U.S. Treasury yields declined in 2011, credit spreads widened (the Merrill Lynch Index widened 92 basis points) due to softness in the U.S. economy. Because the decline in U.S. Treasury yields exceeded the widening in credit spreads, bonds enjoyed positive price performance for the year.(1)

The bond portion of the Portfolio under-performed the Merrill Lynch Index primarily because its duration was shorter than the duration of the Merrill Lynch Index during a year in which interest rates declined. During 2011, the duration of the Portfolio’s bond holdings was approximately two to two and a half years shorter than that of the Merrill Lynch Index. The bond portion of the Portfolio was under-weighted in the banking sector and over-weighted in the electric utility sector; both of these weightings had a minor positive impact on performance because the banking sector under-performed and the electric utility sector out-performed.(1)

Because the U.S. economy continued to grow, albeit at a slow rate, the credit quality of most of the bonds in the Portfolio was maintained. That being said, several bonds performed poorly, and most of these were either in the Financials sector or were domiciled in Europe. The five poorest performing bonds were Deutsche Bank Capital Funding Trust VII, Telecom Italia Capital SA, Computer Sciences Corp., Bank of America Corp., and Jefferies Group, Inc. The five best performing bonds were Procter & Gamble Company, United States Treasury Notes, Anadarko Petroleum Corp., Bunge NA Finance LP, and Pennsylvania Electric Co.(1)

Early in 2011, many of the basic requirements that favor the growth management style for equities were in place: the widespread belief that this was the year of recovery following a three year recession, a lean corporate sector awash with cash, robust earnings, and the end of the Financials sector’s uncertainties. A year later, in hindsight, we see little evidence for such optimism, but the factors are still in place for a better 2012. We will remain committed to our investment style and process and expect that, with the positive factors at work, 2012 will finally offer those higher expected returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

14	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	70.3
Corporate Bonds (3)	23.6
U.S. Treasury Obligations	1.0
Money Market Funds and Other Net Assets	5.1

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	3.6
2. JPMorgan Chase & co.	1.8
3. Citigroup, Inc.	1.6
4. Wells Fargo & Co.	1.6
5. Bank of New York Mellon Corp./The	1.5
6. UnitedHealth Group, Inc.	1.5
7. Google, Inc. Class A	1.5
8. Maxim Integrated Products, Inc.	1.5
9. Lowe’s Cos., Inc.	1.5
10. United Parcel Service, Inc. Class B	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Information Technology	18.7
Financials	18.6
Industrials	15.3
Energy	11.7
Consumer Discretionary	9.8
Health Care	7.7
Utilities	4.6
Consumer Staples	4.5
Telecommunication Services	1.5
Materials	1.5

93.9

15

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 70.3%		Shares	Value
CONSUMER DISCRETIONARY - 8.1%
Johnson Controls, Inc. (Auto Components)		16,100	$503,286
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	(a)	10,800	461,484
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		7,300	430,773
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	2,000	346,200
Lowe’s Cos., Inc. (Specialty Retail)		20,300	515,214
Tiffany & Co. (Specialty Retail)		5,000	331,300
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	10,500	229,530

			2,817,787

CONSUMER STAPLES – 2.2%
Anheuser-Busch InBev NV – ADR (Beverages)		7,900	481,821
Tyson Foods, Inc. Class A (Food Products)		14,000	288,960

			770,781

ENERGY – 9.0%
Baker Hughes, Inc. (Energy Equip. & Svs.)		9,700	471,808
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	8,700	434,217
Schlumberger Ltd. (Energy Equip. & Svs.)		7,000	478,170
Apache Corp. (Oil, Gas & Consumable Fuels)		5,100	461,958
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		7,900	489,800
Forest Oil Corp. (Oil, Gas & Consumable Fuels)	(a)	23,000	311,650
Hess Corp. (Oil, Gas & Consumable Fuels)		8,300	471,440

			3,119,043

FINANCIALS – 11.9%
Bank of New York Mellon Corp. / The (Capital Markets)		26,500	527,615
Wells Fargo & Co. (Commercial Banks)		19,500	537,420
Citigroup, Inc. (Diversified Financial Svs.)		20,700	544,617
JPMorgan Chase & Co. (Diversified Financial Svs.)		18,600	618,450
Hartford Financial Services Group, Inc. (Insurance)		28,500	463,125
Lincoln National Corp. (Insurance)		23,500	456,370
MetLife, Inc. (Insurance)		15,600	486,408
Prudential Financial, Inc. (Insurance)		9,600	481,152

			4,115,157

HEALTH CARE – 5.7%
Amarin Corp PLC – ADR (Biotechnology)	(a)	19,700	147,553
Amgen, Inc. (Biotechnology)		7,800	500,838
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		10,300	522,004
WellPoint, Inc. (Health Care Providers & Svs.)		7,300	483,625
Warner Chilcott PLC Class A (Pharmaceuticals)	(a)	22,300	337,399

			1,991,419

INDUSTRIALS – 13.6%
Honeywell International, Inc. (Aerospace & Defense)		9,300	505,455
United Technologies Corp. (Aerospace & Defense)		5,200	380,068
FedEx Corp. (Air Freight & Logistics)		6,000	501,060
United Parcel Service, Inc. Class B (Air Freight & Logistics)		7,000	512,330
United Continental Holdings, Inc. (Airlines)	(a)	26,600	501,942
Rockwell Automation, Inc. (Electrical Equip.)		6,700	491,579
Caterpillar, Inc. (Machinery)		4,500	407,700
Pentair, Inc. (Machinery)		13,300	442,757
Snap-On, Inc. (Machinery)		4,900	248,038
Stanley Black & Decker, Inc. (Machinery)		5,000	338,000
Xylem, Inc. (Machinery)		14,600	375,074

			4,704,003

INFORMATION TECHNOLOGY – 18.3%
Cisco Systems, Inc. (Communications Equip.)		25,300	457,424
QUALCOMM, Inc. (Communications Equip.)		9,000	492,300
Apple, Inc. (Computers & Peripherals)	(a)	3,050	1,235,250
EMC Corp. (Computers & Peripherals)	(a)	21,300	458,802
Google, Inc. Class A (Internet Software & Svs.)	(a)	800	516,720
International Business Machines Corp. (IT Svs.)		2,500	459,700
Altera Corp. (Semiconductors & Equip.)		10,400	385,840
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		19,800	515,592
Texas Instruments, Inc. (Semiconductors & Equip.)		16,400	477,404
Citrix Systems, Inc. (Software)	(a)	8,000	485,760
Electronic Arts, Inc. (Software)	(a)	22,400	461,440
Oracle Corp. (Software)		15,500	397,575

			6,343,807

MATERIALS – 1.5%
Monsanto Co. (Chemicals)		7,200	504,504

Total Common Stocks (Cost $25,469,313)			$24,366,501

16	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds – 23.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.7%
Daimler Finance North America LLC (Automobiles)		6.500%	11/15/2013	$100,000	$108,968
Comcast Corp. (Media)		5.875%	02/15/2018	150,000	173,667
Walt Disney Co. / The (Media)		6.200%	06/20/2014	100,000	113,328
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	76,993
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	100,000	111,867

					584,823

CONSUMER STAPLES – 2.3%
Anheuser-Busch Cos. LLC (Beverages)		5.500%	01/15/2018	150,000	173,246
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	150,000	175,233
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	163,991
Kraft Foods, Inc. (Food Products)		6.500%	08/11/2017	150,000	178,649
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	100,000	118,197

					809,316

ENERGY – 2.7%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	150,000	167,113
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	100,000	113,473
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	109,160
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		5.000%	03/01/2015	150,000	163,496
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	76,443
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	179,765
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.750%	06/15/2013	100,000	104,714

					914,164

FINANCIALS – 6.7%
Goldman Sachs Group, Inc. / The (Capital Markets)		5.150%	01/15/2014	100,000	101,952
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	150,000	149,625
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	110,989
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	100,000	98,560
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	100,000	107,156
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(b)(c)	5.628%	Perpetual	100,000	72,500
KeyBank NA (Commercial Banks)		5.700%	11/01/2017	150,000	161,203
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	150,000	163,290
Capital One Bank U.S.A. NA (Consumer Finance)		5.125%	02/15/2014	100,000	105,947
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	150,000	156,879
Bank of America Corp. (Diversified Financial Svs.)		5.750%	08/15/2016	150,000	139,447
Citigroup, Inc. (Diversified Financial Svs.)		5.850%	08/02/2016	150,000	157,762
General Electric Capital Corp. (Diversified Financial Svs.)		5.000%	01/08/2016	100,000	109,513
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	100,000	106,228
Assurant, Inc. (Insurance)		5.625%	02/15/2014	100,000	104,629
Liberty Mutual Group, Inc. (Insurance)	(b)	5.750%	03/15/2014	100,000	104,333
MetLife, Inc. (Insurance)		5.375%	12/15/2012	100,000	104,094
Duke Realty LP (Real Estate Investment Trusts)		4.625%	05/15/2013	100,000	102,293
HCP, Inc. (Real Estate Investment Trusts)		6.000%	01/30/2017	150,000	162,478

					2,318,878

HEALTH CARE – 2.0%
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6.000%	02/15/2018	150,000	178,578
WellPoint, Inc. (Health Care Providers & Svs.)		5.875%	06/15/2017	150,000	173,044
Abbott Laboratories (Pharmaceuticals)		5.600%	11/30/2017	150,000	179,353
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	150,000	165,788

					696,763

INDUSTRIALS – 1.7%
Owens Corning (Building Products)		6.500%	12/01/2016	150,000	163,880
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	75,000	88,763
CSX Corp. (Road & Rail)		5.600%	05/01/2017	150,000	171,731
ERAC U.S.A. Finance LLC (Road & Rail)	(b)	6.375%	10/15/2017	150,000	173,546

					597,920

INFORMATION TECHNOLOGY – 0.4%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	147,038

TELECOMMUNICATION SERVICES – 1.5%
Embarq Corp. (Diversified Telecom. Svs.)		6.738%	06/01/2013	150,000	156,136
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	100,000	91,809
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	100,000	111,199
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	150,000	161,775

					520,919

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds – (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 4.6%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	$150,000	$175,171
Consumers Energy Co. (Electric Utilities)		6.000%	02/15/2014	100,000	109,246
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	171,634
Nevada Power Co. (Electric Utilities)		5.950%	03/15/2016	150,000	173,977
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	171,850
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	179,507
Virginia Electric and Power Co. (Electric Utilities)		4.750%	03/01/2013	100,000	104,276
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	100,000	106,835
PSEG Power LLC (Ind. Power Prod. & Energy Traders)		5.000%	04/01/2014	100,000	107,141
Southern Power Co. (Ind. Power Prod. & Energy Traders)		4.875%	07/15/2015	100,000	109,527
American Water Capital Corp. (Water Utilities)		6.085%	10/15/2017	150,000	174,703

					1,583,867

Total Corporate Bonds (Cost $7,455,157)					$8,173,688

U.S. Treasury Obligations – 1.0%		Rate	Maturity	Face Amount	Value
United States Treasury Note		3.375%	11/15/2019	$300,000	$342,023

Total U.S. Treasury Obligations (Cost $313,282)					$342,023

Money Market Funds – 5.0%				Shares	Value
Federated Prime Cash Obligations Fund Institutional Class				108,000	$108,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,641,000	1,641,000

Total Money Market Funds (Cost $1,749,000)					$1,749,000

Total Investments – 99.9% (Cost $34,986,752)	(d)				$34,631,212
Other Assets in Excess of Liabilities – 0.1%					21,771

Net Assets – 100.0%					$34,652,983

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2011, the value of these securities totaled $350,379, or 1.0% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2011.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks total return on assets by investing at least 80% of its assets in securities of foreign companies.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-15.41%
Five years	-4.23%
Ten years	2.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the International Portfolio returned -15.41% versus -13.71% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

The stock market was a tale of two halves during the year. From January 1, 2011 through July 26, 2011, the MSCI All Country World ex-USA Index returned 4.7% followed by a sharp decline beginning July 26th thru December 31st of 17.6%. Markets began 2011 on a positive note following the U.S. QE2 program, but were derailed by headline events, including the Japanese earthquake, tsunami, and nuclear disaster, unrest in the Middle East and North Africa, concerns over a hard landing in China, and the United States and the EuroZone’s fiscal and economic uncertainties that reached a crescendo in August. What started out as Congressional deadlock in the U.S., concluded with the August Standard & Poor’s downgrade of the U.S. credit rating. It was an unprecedented event that put a renewed spotlight on global sovereign debt levels. Concerns rose as the EuroZone debt crisis intensified.

Despite the debt crisis in the EuroZone, the German economy stood apart with a strong jobs market, growing domestic demand, and a growing export market. Germany ended the year with strong employment numbers as the unemployment rate fell to 6.8%, the lowest level since reunification. Furthermore, Germany, which recorded strong 3.7% growth in 2010 while vulnerable to the debt concerns amongst its neighbors, is estimated to achieve solid 3.0% growth in 2011. The world’s third largest economy was held up by strong industrial production solidifying its long-term prospects. However, after a positive first half, MSCI’s Germany Index declined 18.1% for the year.

Global stock market valuations became increasingly attractive as the crisis escalated amongst EuroZone members and remained well below long-term levels, providing long-term investors with opportunities. Fears of either a U.S. or a global recession did not materialize. Global growth was solidly positive, nearing 3% (2011 full year), and corporate earnings rose in the range of 15-20% across the forty countries that we monitor. When inter-bank funding fears developed, the world’s five central banks acted aggressively and, once again, demonstrated that they are willing to initiate coordinated responses. The world watched Greece, then Italy, achieve smooth political transitions. These transitions deflected concerns of high debt contagion to other global markets. Meanwhile, the European Central Bank navigated a smooth transition to new leadership in November.

As the year progressed, the events in EuroZone raised the level of economic uncertainty and growth visibility. While Japan began the process of rebuilding swiftly, established leaderships fell in North Africa leading to higher oil prices. Interest rate hikes earlier in the year in response to inflationary pressures (as energy prices and food prices peaked) have since been replaced by more growth-oriented concerns. Since the U.S. debt downgrade, we’ve had a strong record of interest rate cuts (23 cuts total in the past five months), which is supportive of global growth.

The latest news out of Europe suggests a roadmap to the EuroZone resolution is being set and, more importantly, policymakers are no longer in denial and are working methodically to a more complete solution. Talk of a hard landing in China’s slowing economy raised doubts early in the year as to whether global growth would continue as exports to China slowed. However, driven by domestic demand, the Purchasing Managers Index and Gross Domestic Product indications at the end of 2011 suggest that China is headed towards a soft landing as its economy expanded at 9.2% (estimated) despite weakening exports. Despite the EuroZone crisis, the U.S. economy also showed steady annualized growth of 1.75% (estimated). The regions of the U.S., Europe, Asia, and Latin America have each seen positive economic surprises beginning in late August. Meanwhile, global company fundamentals have remained strong.

Classical businesses like manufacturing firms are holding up well and, in some cases, exceeding their all-time peak production levels. Financials, though, are struggling with funding issues, especially in Europe. A key positive for capital market investors is that corporate balance sheets globally are strong and continue to improve since the financial crisis of 2008 and corporate leverage is at all-time lows. As an example, forecasts for Asia, excluding Japan, show net cash levels set to hit a historical high by 2012. This record level of corporate cash as a percentage of equity market capitalization is well above the levels seen in both 2000 and 2007 when stock prices peaked. This may be a source to enhance shareholder returns once risk aversion declines. This will also aid investment and help sustain positive growth momentum.

For the year ended December 31, 2011, the MSCI Developed Markets Index (-12.1%) outperformed the MSCI All Country World ex-USA Index (-13.7%) and the MSCI Emerging Markets Index (-18.4%). There was a strong divergence amongst country returns. Select developed countries experienced positive performance in 2011 including MSCI Ireland (+13.7%) and MSCI New Zealand (+5.5%). MSCI Indonesia (+6.0%) topped the emerging country returns.

Country allocation remained the primary driver of performance as it has consistently been over the past three years. The Portfolio maintained exposure to select healthy, high sovereign quality, developed markets. We maintained our overweight in Germany as strength in German companies led unemployment to a new post reunification low and unemployment level of 6.8%. Norway, the Portfolio’s second largest overweight allocation contributed to Portfolio performance as companies benefited most from the industrial cycle recovery. Many of the headwinds described previously did not impact Norway as it maintained strong country balances and a positive current

19	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

account surplus. Examples of top quality companies that positively impacted performance include: Norway’s Seadrill Ltd. up 9.7%, Statoil ASA up 14.3%, and Gjensidige Forsikring ASA up 24.9%.(1)

For the second year in a row, many developed European countries dealt with necessary austerity measures. While developing Asia and Latin America experienced stronger-than-expected economic growth. These robust economies highlight the tug-o-war between developed debt-ridden countries versus cash-rich fiscally sound developing countries. Although the recovery moderated in the second half, booming China and Brazil remained supportive of both global growth and Asian and Latin American regional growth. Our holdings in South Korea and Indonesia positively impacted relative performance as these economies grew robustly driven by demand for autos and electronics. Samsung Electronics, up 9.9% for the year, was a top performer in the Asian region. Auto companies, such as South Korea’s Kia Motors Corp., up 29.9%, & Hyundai Motor Co., up 20.9%, along with Indonesia’s Astra International Tbk PT, up 38.3%, all contributed positively to performance.(1)

The Fund’s relative underperformance for the year was driven primarily by two country allocations: Germany and the United Kingdom. German companies contributed the most to our performance in the first half of the year and were top contributors in 2010, but negatively impacted relative performance in the second half. As the market became increasingly concerned about a global slowdown, investors punished cyclically-oriented industries and companies. German shares negatively impacted performance as concerns escalated about the Eurozone debt crisis, despite Germany’s relatively strong economy and fiscal position. Companies like Daimler AG, down 32.2% for the year, and Siemens AG, down 19.8%, which are clear market leaders in their respective industries, were indicative of high quality companies that detracted from relative performance. The Portfolio’s weakest country allocation on a relative basis, though, was the United Kingdom, which detracted from performance as it was underweight relative to the benchmark. Concerns over the health of United Kingdom banks such as HSBC Holdings PLC, down 21.8% for the year, and Barclays, down 31.6%, were justified. However, global companies with exposure to emerging markets such as Diageo PLC, up 21.6%, and GlaxoSmithKline, up 24.2%, turned in a strong performance as global exporters rallied.(1)

We are consistently applying our long-term methodology that seeks to identify countries and stocks with growth and stability in earnings and cash flows. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels with favorable macroeconomic outlooks. We continue to find country and stock holdings attractive for the long-term.

The latest research shows that country effects have become even more influential in a well-diversified international portfolio. Relative country trades have increased. We believe the greater importance of country divergences is likely to persist given the increasing fundamental divergences between countries (even within the EuroZone) and increased macro instability related to sovereign indebtedness and low trend growth. If we do get a recession, which is not our expectation, country return dispersion would likely peak.

The Portfolio maintained its overweight in high quality emerging markets, many of which are healthier in terms of economic conditions relative to their developed counterparts. Developing economies as a group are creditor nations, whereas the advanced economies as a group are debtor nations. Our overweight is spread among several top-quality emerging countries: South Korea (13.5%), Indonesia (7.9%), and Mexico (11.9%). These markets continue to benefit not only from stronger growth dynamics, driven by both export and domestic demand, but they have superior fiscal and debt positions. We expect this to continue. At the end of the year, our emerging markets weight stood at 36.6%. Excluding South Korea, which some key benchmark providers consider a developed market, our emerging market weight is 23.0%.(1)

The Portfolio maintained exposure to select healthy, high quality developed markets. Our highest conviction, overweight investments include Germany and Norway while our under-weights are within European debt-laden, peripheral economies. The Portfolio is maintaining its overweight in Germany based on the foundation that long-term fundamentals, as opposed to panic, will return as the key driver of stock returns and that German shares will benefit from continued low European Central Bank rates and a weaker Euro. The Portfolio is over-weighted in Norway as the country has strong public finances and is benefiting most from the industrial cycle recovery. The Portfolio reduced its weight in Denmark and re-allocated to the United Kingdom.(1)

The Portfolio continues to invest in Japan, primarily by selectively owning companies oriented towards a more globalized chain of production and demand. While tragic, the earthquake, tsunami, and nuclear disaster struck at a time that Japan, and the rest of the global economy, was at a positive point in the business cycle, i.e., the beginning phases of an expansionary phase. We feel the trajectory in the mid/longer term is for positive economic growth, both from cyclical and structural spending. (1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality (or unmanageable debt levels), preferring to focus on countries and companies with strategic expansion opportunities. As developed economies continue to adjust to new debt levels and investors continue to fear a reoccurrence of 2008, markets will continue to be volatile. However, as long-term investors, we feel that fundamentals are supportive of global growth. We expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, will under-perform. Global stock market valuations became increasingly attractive as the crisis escalated amongst EuroZone members, and they remained well below long-term levels providing long-term investors with numerous investment opportunities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

20	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	91.6
U.S. Treasury Obligations	0.7
Money Market Funds and Other Net Assets	7.7

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Samsung Electronics Co. Ltd.	3.4
2. Statoil ASA	3.3
3. Siemens AG	3.1
4. America Movil SAB de CV - ADR	2.6
5. Yara International ASA	2.5
6. BASF SE	2.2
7. Hyundai Motors Co.	2.1
8. Allianz SE	1.9
9. Kia Motors Corp.	1.8
10. Muenchener Rueckversicherungs AG	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
Germany	19.9
South Korea	13.5
Norway	12.0
Mexico	11.9
United Kingdom	11.1
Japan	8.8
Indonesia	7.9
Brazil	3.2
Bermuda	1.4
Luxembourg	1.2

21

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 91.6%		Shares	Value
Germany – 19.9%
Allianz SE	(b)	34,200	$3,266,241
Aurubis AG	(b)	8,200	436,382
BASF SE	(b)	53,400	3,717,623
Bayer AG	(b)	13,600	868,542
Bayerische Motoren Werke AG	(b)	21,900	1,463,974
Continental AG	(a)(b)	16,200	1,005,995
Daimler AG	(b)	67,700	2,965,837
Deutsche Lufthansa AG	(b)	40,600	482,919
Deutsche Telekom AG	(b)	61,200	702,018
Deutsche Wohnen AG	(b)	126,250	1,676,611
Fresenius SE & Co. KGaA	(b)	17,200	1,590,516
Hannover Rueckversicherung AG	(b)	27,600	1,367,598
Leoni AG	(b)	35,800	1,190,699
MAN SE	(b)	19,200	1,705,422
MTU Aero Engines Holding AG	(b)	22,500	1,436,673
Muenchener Rueckversicherungs AG	(b)	25,010	3,064,793
SAP AG	(b)	10,300	544,784
Siemens AG	(b)	55,734	5,332,396
Suedzucker AG	(b)	47,300	1,506,776

			34,325,799

South Korea – 13.5%
CJ CheilJedang Corp.	(a)(b)	2,800	704,188
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	(a)(b)	41,900	885,981
Dongkuk Steel Mill Co. Ltd.	(a)(b)	24,500	436,931
Hanwha Chem Corp.	(a)(b)	35,500	758,781
Hyundai Heavy Industries Co. Ltd.	(a)(b)	2,880	643,938
Hyundai Motor Co.	(a)(b)	19,200	3,556,369
Kia Motors Corp.	(a)(b)	54,500	3,162,511
LG Chem Ltd.	(a)(b)	3,010	830,025
Mando Corp.	(a)(b)	6,100	1,092,839
POSCO – ADR		8,900	730,690
Samsung Electronics Co. Ltd.	(b)	6,400	5,886,959
Samsung Engineering Co. Ltd.	(b)	7,000	1,225,733
Samsung Heavy Industries Co. Ltd.	(b)	34,700	842,972
Samsung SDI Co. Ltd.	(b)	9,800	1,137,506
SK Innovation Co. Ltd.	(a)(b)	6,200	765,506
Woongjin Coway Co. Ltd.	(a)(b)	23,173	737,906

			23,398,835

Norway – 12.0%
DNB ASA	(b)	200,444	1,953,681
Fred Olsen Energy ASA	(b)	74,200	2,487,475
Gjensidige Forsikring ASA	(b)	100,000	1,157,497
Statoil ASA	(b)	225,000	5,762,311
Statoil Fuel & Retail ASA	(a)(b)	141,603	1,053,347
Telenor ASA	(b)	173,700	2,842,384
TGS Nopec Geophysical Co. ASA	(b)	54,900	1,212,527
Yara International ASA	(b)	107,600	4,295,354

			20,764,576

Mexico – 11.9%
Alfa SAB de CV		172,500	1,880,049
America Movil SAB de CV – ADR		198,000	4,474,800
Fomento Economico Mexicano SAB de CV – ADR		42,800	2,983,588
Grupo Aeroportuario del Sureste SAB de CV – ADR		13,200	738,408
Grupo Financiero Banorte SAB de CV		597,000	1,807,509
Grupo Mexico SAB de CV		857,609	2,254,844
Grupo Modelo SAB de CV		76,883	484,833
Grupo Televisa SAB – ADR		91,700	1,931,202
Industrias Penoles SAB de CV		38,400	1,692,306
Mexichem SAB de CV		128,000	400,840
Wal–Mart de Mexico SAB de CV		715,400	1,963,483

			20,611,862

Common Stocks – (Continued)		Shares	Value
United Kingdom – 11.1%
AstraZeneca PLC – ADR		44,100	$2,041,389
BHP Billiton PLC	(b)	54,000	1,578,726
British Sky Broadcasting Group PLC	(b)	162,840	1,852,678
BT Group PLC – ADR		24,000	711,360
Burberry Group PLC	(b)	45,000	827,442
Diageo PLC – ADR		11,500	1,005,330
HSBC Holdings PLC	(b)	387,000	2,954,375
Kingfisher PLC	(b)	358,000	1,391,187
Rio Tinto PLC – ADR		58,600	2,866,712
Royal Dutch Shell PLC – ADR		37,000	2,812,370
Royal Dutch Shell PLC – ADR		278	20,319
WM Morrison Supermarkets PLC	(b)	228,000	1,153,221

			19,215,109

Japan – 8.8%
Asahi Kasei Corp.	(b)	355,000	2,139,408
Astellas Pharma, Inc.	(b)	13,000	527,895
Daiichi Sankyo Co. Ltd.	(b)	125,600	2,487,524
Kaneka Corp.	(b)	251,000	1,331,954
Kao Corp.	(b)	20,000	545,720
Mitsubishi Chemical Holdings Corp.	(b)	101,500	556,264
Mitsubishi Electric Corp.	(b)	74,000	709,204
Mitsui Chemicals, Inc.	(b)	181,000	549,574
Nippon Steel Corp.	(b)	620,000	1,542,299
Sumitomo Electric Industries Ltd.	(b)	234,000	2,533,444
Takeda Pharmaceutical Co. Ltd.	(b)	17,700	777,481
Toshiba Corp.	(b)	119,451	487,484
Ube Industries Ltd.	(b)	340,000	929,321

			15,117,572

Indonesia – 7.9%
Alam Sutera Realty Tbk PT	(b)	16,230,000	821,737
Astra International Tbk PT	(b)	340,000	2,770,691
Bank Central Asia Tbk PT	(b)	880,000	775,044
Bank Mandiri Tbk PT	(b)	1,110,000	824,941
Bank Negara Indonesia Persero Tbk PT	(b)	903,500	377,928
Bank Rakyat Indonesia Persero Tbk PT	(b)	2,535,000	1,884,323
Charoen Pokphand Indonesia Tbk PT	(b)	1,800,000	425,908
Indofood Sukses Makmur Tbk PT	(b)	2,270,000	1,150,377
International Nickel Indonesia Tbk PT	(b)	2,320,000	817,046
Perusahaan Gas Negara PT	(b)	1,350,000	472,206
Tambang Batubara Bukit Asam Tbk PT	(b)	350,000	668,440
Unilever Indonesia Tbk PT	(b)	515,000	1,066,866
United Tractors Tbk PT	(b)	532,540	1,545,203

			13,600,710

Brazil – 3.2%
BRF – Brasil Foods SA – ADR		21,000	410,550
Cia de Bebidas das Americas – ADR		19,000	685,710
Cia Energetica de Minas Gerais – ADR		32,000	569,280
Cia Siderurgica Nacional SA – ADR		45,000	368,100
Embraer SA – ADR		15,000	378,300
Itau Unibanco Holding SA – ADR		42,000	779,520
Petroleo Brasileiro SA – ADR		39,000	916,110
Redecard SA		30,000	469,481
Vale SA – ADR		50,000	1,030,000

			5,607,051

Bermuda – 1.4%
Seadrill Ltd.	(b)	70,100	2,337,768

Luxembourg – 1.2%
Subsea 7 SA	(a)(b)	116,630	2,153,005

Cyprus – 0.4%
Songa Offshore SE	(a)(b)	247,000	752,098

Jersey – 0.3%
Shire PLC	(b)	15,000	521,311

Total Common Stocks (Cost $143,490,456)			$158,405,696

22	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	December 31, 2011

U.S. Treasury Obligations – 0.7%		Face Amount	Value
U.S. Treasury Bill 0.000% Coupon, 03/15/2012	(c)	$100,000	$99,996
U.S. Treasury Bill 0.000% Coupon, 03/01/2012	(c)	900,000	899,970
U.S. Treasury Bill 0.000% Coupon, 02/23/2012	(c)	150,000	149,997

Total U.S. Treasury Obligations (Cost $1,149,963)			$1,149,963

Money Market Funds – 1.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class 2		2,190,621	$2,190,621

Total Money Market Funds (Cost $2,190,621)			$2,190,621

Total Investments – 93.6% (Cost $146,831,040)	(d)		$161,746,280
Other Assets in Excess of Liabilities – 6.4%			11,063,703

Net Assets – 100.0%			$172,809,983

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $121,998,613, or 70.6% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Security is pledged as collateral for the Portfolio’s futures contracts outstanding at December 31, 2011. See also Note 6 of the Notes to Financial Statements.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications: (Percent of net assets)

Materials	16.9%
Consumer Discretionary	14.5%
Financials	13.1%
Industrials	11.8%
Energy	11.5%
Consumer Staples	8.1%
Health Care	5.1%
Telecommunication Services	5.1%
Information Technology	4.9%
Utilities	0.6%

91.6%

The accompanying notes are an integral part of these financial statements.

23

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-1.65%
Five years	0.80%
Ten years	4.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Capital Appreciation Portfolio returned -1.65% versus 2.11% for the current benchmark, the S&P 500 Index.

The portfolio management team believes its proprietary, fundamental research is critical to successful stock selection. It utilizes an intensive “value with a catalyst” bottom-up approach to research and an opportunistic approach to security selection based on valuations and earnings prospects. The strategy is unconstrained relative to market capitalization and style. While the strategy is not managed to a particular benchmark, the investment team seeks to outperform the S&P 500 Index over the long term with market-like risk. Rigorous risk-reward analysis drives the buy-sell decisions. The team remained true to its philosophy during the year.

2011 ended on an up note and pushed most market indices into positive territory. The Russell 3000 Index posted a 1.0% gain, trailing the S&P 500 Index which returned 2.1%. During the year, larger cap growth companies did the best, with the Russell Top 200 gaining 4.6%, while smaller cap and value names lagged. Within the broader market, sector disparity was wide, with the defensive Utilities, Consumer Staples, and Health Care sectors doing the best, and Financials and Materials faring the worst. The Portfolio trailed the broader market for the full year, as perceived safety in the form of defensive, mega cap stocks were rewarded by investors rather than the company fundamentals that meet our investment criteria.(1)

The Portfolio’s Energy and Health Care names had the largest negative impact on relative performance, though some Financials names were among the largest detractors. Included in the Financials detractors were capital market companies The Goldman Sachs Group, Inc. and The Charles Schwab Corp. The Goldman Sachs Group, Inc.’s share price has been under pressure due to the uncertainty relating to the interpretation of the Volker Rule and its impact on The Goldman Sachs Group, Inc. and all capital markets players’ revenues. The issue boils down to what constitutes proprietary trading. Stand alone proprietary trading has been shut down, but how the regulators interpret the rules as to determine what is facilitating customer trades and what is considered proprietary trading (even if it touches a customer) is the devil in the details. We continue to view The Goldman Sachs Group, Inc. as best in class and believe its strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion. The Goldman Sachs Group, Inc. trades at less than 80% of tangible book value and under nine times low expectation earnings, which we think offers a compelling risk/reward amid a lackluster financial market landscape.(1)

Shares of The Charles Schwab Corp., along with its industry competitors, fell on weak DART (daily average revenue trade) transaction metrics and detracted from the Portfolio’s performance. The market is focused on the drop in retail trading volumes; that, however, is more perception than reality since less than 20% of the company’s revenue comes from trading. On the positive side, The Charles Schwab Corp. posted net new assets of $9.4 billion in May, at a 6.9% month-over-month annualized rate and has captured over $500 billion in net new assets over the last 6 years, more than most competitors combined. While the current low interest rate environment remains challenging (as low interest rates reduce yields on margin loans and cash balances), we think current valuations are assigning almost no value to the option of an eventual rate increase, which would result in higher net interest revenues and asset management fees that would drive future earnings.(1)

Metlife, Inc. also suffered outsized losses. The insurer declined as the falling equity market weighed on insurance companies that have equity-based guarantees. Additionally, the prospect that long-term interest rates will remain low hurt insurers since it could make it difficult for them to pay the higher rates they sometimes guarantee in contracts. We continue to like its attractive valuation as well as its fundamental strengths, such as its growing international presence and capital redeployment goals.(1)

Casino operator Pinnacle Entertainment, Inc. detracted from Portfolio performance this year after being a large contributor in 2010. Shares declined with the entire gaming sector on fears of slowing consumer spending. We believe the sell off was overdone as regional gaming data continues to support rising revenues. On top of that, we believe that margins will continue to improve given a higher mix of top tiered customers and management focus on driving spending efficiency. Additionally, Pinnacle Entertainment, Inc.’s Baton Rouge facility is on track to open next year despite some weather related delays, and progress is being made on adding video lottery terminals to River Downs Racetrack in Cincinnati, Ohio. In our estimation, the stock is trading at less than half of its intrinsic value and at a free cash flow yield of close to 20% before growth capital expenditures. As such, we continue to see substantial value in the equity over the coming two to three years.(1)

We initiated a new position in Arch Coal, Inc. toward the end of the year, which slightly lagged the other Energy company returns, but in our view offers a tremendous risk/reward opportunity in the coal sector with a reserve life of over 30 years. Our outlook for the global demand for coal remains bullish, while supply, which is above normal levels, is trending downward, creating a favorable pricing environment. Unfortunately, in the near term, the increased production from the non-conventional shale plays in the U.S. caused a near term supply overhang of natural gas which has displaced coal in electricity generation. This overhang should self-correct as the flush production from these new gas wells declines and tails off to a much lower, but steady, rate. Also within the Energy sector, not owning Exxon Mobil weighed on relative results as its large weighting in

24	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

the S&P 500 Index coupled with strong gains during the year gave a boost to index performance. The Portfolio’s Information Technology, Industrials, and Materials holdings contributed to absolute and relative gains.(1)

RSC Holdings, Inc. led Portfolio results as shares climbed steadily during the quarter and received a tremendous bump in December when the company agreed to be bought out by United Rentals at a premium of more than 60%, supporting our thesis that RSC Holdings, Inc. was an undervalued, strategically positioned player within the equipment rental industry.(1)

Cabot Oil & Gas Corp. had a large positive impact on performance, as shares have climbed more than 100% in 2011. Cabot Oil & Gas Corp. is a North American exploration and production company whose reserves are focused in both conventional and unconventional resource plays. The spotlight is on its two unconventional shale plays with large land positions and upside to current solid reserves in prolific basins. Natural gas production in the Marcellus Shale of Pennsylvania, where the company has a 160,000 acre land position and owns its own gathering system, is the first. The second is the oil play in the Eagle Ford Shale of West Texas, where the company has a 60,000 acre net leasehold with potential reserves of 150-300 million barrels of oil equivalent. The company announced continued drilling success in the Marcellus, Marmaton, and Eagle Ford Shale plays, new takeaway capacity expansion in Marcellus, and the Rocky Mountain sale closed in early October as anticipated. We like Cabot Oil & Gas Corp.’s production growth profile and low unit costs but, given the incredible appreciation in the stock, the risk/reward ratio has narrowed and we have taken profits in the name.(1)

MasterCard, Inc., the No. 2 payment system in the U.S., after Visa, has enjoyed stronger-than-anticipated volume and transaction growth. We expect continued growth in its gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their ongoing shift from paper money to electronic credit/debit transactions. New international markets also offer significant growth potential, in our view.(1)

Shares of Pfizer, Inc. rose toward the end of the year despite the launching of an authorized generic version of the cholesterol drug Lipitor by Watson Pharmaceuticals. Pfizer, Inc. has undertaken a motivated plan to hold onto at least 40% of prescriptions by bargaining with pharmacy benefits managers and insurers to continue dispensing Lipitor. The possible restructuring potential breakup of the company into “innovative core” and non-pharmaceutical divisions, along with nearer-term pipeline opportunities make Pfizer, Inc. an attractive investment, in our opinion.(1)

Moody’s Corp. has enjoyed stronger-than-expected revenues associated with robust bond market issuance, which benefited Moody’s Investors Service, and accelerated completion of software projects for customers of Moody’s Analytics. Also for 2011, Moody Corp.’s increased standard pricing on transactions by 7.5%. The company increased its quarterly dividend by 22% in April as well. At the current valuation, we think Moody’s Corp. remains inexpensive. We think corporate debt issuance should continue to benefit from favorable yields, a still-significant refinancing wall, and potential increase in debt-financed corporate marketing, advertising, and capital expenditures. Moreover, securitization volumes remain substantially below peak levels, and regulatory risks have receded. As the risk/reward narrowed during the second quarter, we trimmed the position in Moody’s Corp. by approximately 50%.(1)

Despite slower economic growth, corporate profits overall remain strong and should support equity market advances. Our company contacts are seeing some slowing of gross margins, especially in European-exposed parts of their businesses, but overall balance sheets and inventories remain in good shape and stock valuations are attractive. Signs of slowing in U.S. consumer electronics end markets are also emerging; however, sentiment is improving. With several key variants of the global economy in flux, we believe bottom-up stock selection based on rigorous fundamental research will be the key to outperforming market indexes. We are confident that the value in the Portfolio will be realized as the market spends less time worrying about European risks and more time focusing on the underlying positive fundamentals present in the companies we own. We continue to look for new ideas that have compelling risk/rewards with catalysts that should effectively realize our stocks’ full market value over the next 12-24 months.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

25	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	97.5
Money Market Funds Less Net Liabilities	2.5

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Comcast Corp. Class A	2.7
2. News Corp. Class A	2.2
3. Schlumberger Ltd.	2.1
4. International Game Technology	2.0
5. Pfizer, Inc.	2.0
6. Kraft Foods, Inc. Class A	2.0
7. Xilinx, Inc.	1.9
8. Google, Inc. Class A	1.9
9. Cameron International Corp.	1.9
10. Monsanto Co.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	21.2
Financials	14.5
Information Technology	14.1
Energy	12.0
Health Care	10.4
Industrials	9.0
Consumer Staples	8.1
Materials	3.8
Utilities	3.1
Telecommunication Services	1.3

97.5

26

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 97.5%		Shares	Value
CONSUMER DISCRETIONARY - 21.2%
Lear Corp. (Auto Components)		43,889	$1,746,782
Toyota Motor Corp. – ADR (Automobiles)		20,953	1,385,622
Accor SA (Hotels, Restaurants & Leisure)	(b)	42,968	1,082,855
International Game Technology (Hotels, Restaurants & Leisure)		134,382	2,311,370
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	201,763	2,049,912
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		226,541	1,214,260
Ryland Group, Inc. / The (Household Durables)		94,864	1,495,057
Expedia, Inc. (Internet & Catalog Retail)		24,975	724,760
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	24,975	629,607
Comcast Corp. Class A (Media)		129,076	3,041,031
Liberty Global, Inc. (Media)	(a)	29,959	1,183,980
News Corp. Class A (Media)		141,127	2,517,706
Thomson Reuters Corp. (Media)		42,984	1,146,383
Viacom, Inc. Class B (Media)		36,349	1,650,608
GameStop Corp. Class A (Specialty Retail)	(a)	85,709	2,068,158

			24,248,091

CONSUMER STAPLES – 8.1%
CVS Caremark Corp. (Food & Staples Retailing)		48,293	1,969,389
Wal-Mart Stores, Inc. (Food & Staples Retailing)		33,709	2,014,450
Bunge Ltd. (Food Products)		27,168	1,554,010
Kraft Foods, Inc. Class A (Food Products)		60,852	2,273,431
Tyson Foods, Inc. Class A (Food Products)		70,868	1,462,716

			9,273,996

ENERGY – 12.0%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	43,367	2,133,223
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		24,289	1,651,409
Schlumberger Ltd. (Energy Equip. & Svs.)		35,205	2,404,854
Arch Coal, Inc. (Oil, Gas & Consumable Fuels)		61,012	885,284
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	64,356	998,805
Consol Energy, Inc. (Oil, Gas & Consumable Fuels)		49,242	1,807,181
Kosmos Energy Ltd. (Oil, Gas & Consumable Fuels)	(a)	39,267	481,413
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,599	1,180,526
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	31,417	1,003,459
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		41,569	1,198,434

			13,744,588

FINANCIALS – 14.5%
Charles Schwab Corp. / The (Capital Markets)		127,757	1,438,544
Evercore Partners, Inc. Class A (Capital Markets)		46,084	1,226,756
Goldman Sachs Group, Inc. / The (Capital Markets)		16,479	1,490,196
Lazard Ltd. Class A (Capital Markets)		37,707	984,530
Morgan Stanley (Capital Markets)		83,334	1,260,843
Wells Fargo & Co. (Commercial Banks)		56,046	1,544,628
Citigroup, Inc. (Diversified Financial Svs.)		41,125	1,081,999
JPMorgan Chase & Co. (Diversified Financial Svs.)		44,658	1,484,878
Moody’s Corp. (Diversified Financial Svs.)		37,174	1,252,020
Axis Capital Holdings Ltd. (Insurance)		41,105	1,313,716
MetLife, Inc. (Insurance)		52,124	1,625,226
Symetra Financial Corp. (Insurance)		109,596	994,036
Travelers Cos., Inc. / The (Insurance)		16,280	963,288

			16,660,660

HEALTH CARE – 10.4%
Amarin Corp PLC – ADR (Biotechnology)	(a)	93,421	699,723
Celgene Corp. (Biotechnology)	(a)	30,223	2,043,075
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	35,446	1,177,162
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	108,166	1,893,987
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		26,033	1,511,476

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	(a)	24,546	$ 1,103,834
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	60,099	1,212,197
Pfizer, Inc. (Pharmaceuticals)		105,074	2,273,801

			11,915,255

INDUSTRIALS – 9.0%
Boeing Co. / The (Aerospace & Defense)		28,568	2,095,463
Exelis, Inc. (Aerospace & Defense)		114,850	1,039,392
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	16,428	901,076
Delta Air Lines, Inc. (Airlines)	(a)	127,687	1,032,988
Dover Corp. (Machinery)		21,719	1,260,788
Xylem, Inc. (Machinery)		54,086	1,389,469
Manpower, Inc. (Professional Svs.)		34,402	1,229,871
CSX Corp. (Road & Rail)		65,561	1,380,715

			10,329,762

INFORMATION TECHNOLOGY – 14.1%
Juniper Networks, Inc. (Communications Equip.)	(a)	57,113	1,165,676
Dell, Inc. (Computers & Peripherals)	(a)	75,616	1,106,262
EMC Corp. (Computers & Peripherals)	(a)	48,837	1,051,949
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	115,603	654,313
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,377	2,181,204
Mastercard, Inc. Class A (IT Svs.)		4,432	1,652,338
Xilinx, Inc. (Semiconductors & Equip.)		68,666	2,201,432
Activision Blizzard, Inc. (Software)		133,285	1,642,071
Microsoft Corp. (Software)		71,954	1,867,926
Oracle Corp. (Software)		48,914	1,254,644
Symantec Corp. (Software)	(a)	87,150	1,363,897

			16,141,712

MATERIALS – 3.8%
Monsanto Co. (Chemicals)		30,006	2,102,520
PPG Industries, Inc. (Chemicals)		14,069	1,174,621
Goldcorp, Inc. (Metals & Mining)		24,020	1,062,885

			4,340,026

TELECOMMUNICATION SERVICES – 1.3%
Vivendi SA (Diversified Telecom. Svs.)	(b)	70,092	1,530,072

UTILITIES – 3.1%
Exelon Corp. (Electric Utilities)		41,228	1,788,058
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(a)	111,054	1,813,512

			3,601,570

Total Common Stocks (Cost $109,635,502)			$111,785,732

Money Market Funds – 2.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,920,000	$ 2,920,000

Total Money Market Funds (Cost $2,920,000)			$ 2,920,000

Total Investments – 100.0% (Cost $112,555,502)	(c)		$114,705,732
Liabilities in Excess of Other Assets – (0.0)%			(35,254)

Net Assets – 100.0%			$114,670,478

27	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2011

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $2,612,927, or 2.3% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

28

Ohio National Fund, Inc.	Millennium Portfolio

Objective/Strategy

The Millennium Portfolio seeks capital growth by investing primarily in common stocks of small sized companies.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-0.88%
Five years	1.52%
Ten years	1.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Millennium Portfolio returned -0.88% versus -2.91% for the current benchmark, the Russell 2000 Growth Index.

The fourth quarter brought to close a year in which macro and political headlines overshadowed fundamentals. Characterized by “risk-on/risk-off” volatility and highly correlated market moves that failed to differentiate between companies, 2011, much like 2010, was plagued by Europe’s unresolved debt crisis, political gridlock and acrimony in Washington, and concerns over China’s management of its growth. As a result, caution reigned as investors sought safety and their investable dollars poured into lower risk cash and bond investments.

Despite the broader negative sentiment and legitimate risks to both a domestic and global recovery, there were encouraging signs. While the pace of the U.S. economic recovery remained muted, it continued to march in the right direction. Unemployment and housing remained weak, but also showed small signs of life in the fourth quarter. While the volatility posed certain problems, it also afforded opportunities as valuations for quality small cap stocks moved from fair to attractive during the course of the year. Overall, and relative to other options, the U.S. equity market was attractive with corporate balance sheets continuing to gain strength, strong earnings, lean inventories, low leverage, and margins that, for the most part, held steady. The Federal Reserve maintained the low rate environment and inflation, with the exception of a few shorter-term supply price shocks, remained muted. While the pace of mergers and acquisitions didn’t necessarily match expectations, it was still a positive environment for small and mid-sized companies as large companies, flush with cash and seeking inorganic growth, selectively pursued strategic deals.

Growth stocks outperformed value stocks over the course of the year. Within the small cap growth universe, lower quality, higher beta stocks staged a mini-recovery in the fourth quarter. For the year, however, the more volatile segments, as represented by higher beta, lower market cap and lower stock prices, significantly underperformed, underscoring a reduced investor appetite for risk. This type of environment, typically conducive to active management and our higher quality style of investing, was the major reason the Portfolio out-performed its benchmark.

As we look back on the year, we find that many of our best performers shared common traits: they tended to be businesses primarily focused on markets outside of Europe, under-leveraged with great cash flow, and well-run with seasoned management. Health Care, Industrials, and Consumer Staples were the leading positive contributors to the Portfolio’s relative performance, while Information Technology was the leading detractor. Stock selection in Health Care, Industrials, Energy, Consumer Staples, and Consumer Discretionary was additive, while selection in Information Technology, Financials, and Materials detracted. Our underweight allocation of Health Care and overweight of Energy stocks proved to be slight detractors from relative performance for the year, while our overweight of Consumer Staples stocks and underweights of Materials and Financials stocks were additive.(1)

Based on our expectations for 2012, we remain overweight in Consumer Discretionary, Energy, and Information Technology and underweight in Health Care and Materials. Our key growth investment themes in the Portfolio are focused on longer-term trends that we believe are relevant regardless of the current economic climate: mobile, cloud & network computing, health care companies that save the system money, high growth retailers, aerospace, health/beauty products and services, and software-as-a-solution products. Our thematic views are based on data that continues to improve broadly, the outlook and levels of optimism expressed by many of the companies we meet with, and the positive growth trends, and catalysts that we have identified across various markets.(1)

There are still many threats to both global and domestic financial stability. 2012 will likely be about business confidence and whether we can move beyond the current fragile state and begin to log meaningful gains in hiring and capital expenditures, which in turn can lend support to the consumer. We believe there is pent-up demand that, in many cases, has been on hold in developed markets since 2008. If the leaders in Washington and overseas, especially Europe, can turn uncertainties into resolutions, then companies may have the confidence to put their cash to work and we can see the potential for momentum in our economy.

As we look forward into 2012, we remain cautiously optimistic and are increasingly more confident in our economy’s continued and measured recovery. We expect modest growth in the U.S. economy to continue, with the risk of recession already priced into the market, and an economic downtown unlikely. We believe that stocks can do well, even if the pace of economic growth remains slow. We are likely to continue to experience volatility, but also opportunities for active managers, in particular, those focused on higher quality companies with innovative, new product cycles, exceptional top-line growth, attractive valuations, and the management teams, operating models, and balance sheet strength needed to continue to succeed in a competitive global economy. Quality has historically shined when investors have been discriminating and mindful of risk. Given the current challenges and sentiment in the market, we remain confident that now is the time to embrace higher quality.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

29	(continued)

Ohio National Fund, Inc.	Millennium Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	99.1
Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Ultimate Software Group, Inc.	2.6
2. HEICO Corp.	2.5
3. Zoll Medical Corp.	2.3
4. Taleo Corp. Class A	1.9
5. Actuant Corp. Class A	1.9
6. Cubist Pharmaceuticals, Inc.	1.9
7. Air Methods Corp.	1.9
8. Pricesmart, Inc.	1.8
9. Triumph Group, Inc.	1.8
10. Old Dominion Freight Line, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	23.3
Health Care	17.8
Industrials	16.9
Consumer Discretionary	15.8
Energy	9.9
Financials	7.0
Consumer Staples	4.4
Materials	4.0

99.1

30

Ohio National Fund, Inc.	Millennium Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 15.8%
Steiner Leisure Ltd. (Diversified Consumer Svs.)	(a)	10,400	$472,056
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	12,000	474,720
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	6,200	418,562
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	(a)	22,200	380,952
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	54,300	405,621
Peet’s Coffee & Tea, Inc. (Hotels, Restaurants & Leisure)	(a)	6,800	426,224
DSW, Inc. Class A (Specialty Retail)		5,800	256,418
Genesco, Inc. (Specialty Retail)	(a)	6,100	376,614
Hibbett Sports, Inc. (Specialty Retail)	(a)	11,900	537,642
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	17,600	371,888
Tractor Supply Co. (Specialty Retail)		7,100	498,065
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	9,100	590,772
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	13,700	546,356

			5,755,890

CONSUMER STAPLES – 4.4%
Pricesmart, Inc. (Food & Staples Retailing)		9,300	647,187
Elizabeth Arden, Inc. (Personal Products)	(a)	15,300	566,712
Nu Skin Enterprises, Inc. (Personal Products)		8,200	398,274

			1,612,173

ENERGY – 9.9%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	5,900	388,338
Hornbeck Offshore Services, Inc. (Energy Equip. & Svs.)	(a)	11,100	344,322
Lufkin Industries, Inc. (Energy Equip. & Svs.)		4,600	309,626
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	19,300	508,555
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	17,900	429,242
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	18,800	546,892
Rex Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	22,300	329,148
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	8,800	382,800
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		9,100	382,018

			3,620,941

FINANCIALS – 7.0%
Lazard Ltd. Class A (Capital Markets)		19,700	514,367
Stifel Financial Corp. (Capital Markets)	(a)	11,100	355,755
Texas Capital Bancshares, Inc. (Commercial Banks)	(a)	16,300	498,943
Umpqua Holdings Corp. (Commercial Banks)		28,600	354,354
First Cash Financial Services, Inc. (Consumer Finance)	(a)	12,100	424,589
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		6,300	385,938

			2,533,946

HEALTH CARE – 17.8%
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	17,200	681,464
Onyx Pharmaceuticals, Inc. (Biotechnology)	(a)	8,200	360,390
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	13,400	317,915
Zoll Medical Corp. (Health Care Equip. & Supplies)	(a)	13,100	827,658
Air Methods Corp. (Health Care Providers & Svs.)	(a)	8,000	675,600
Centene Corp. (Health Care Providers & Svs.)	(a)	12,700	502,793
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	16,100	514,878

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		22,400	$440,832
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	7,200	378,000
SXC Health Solutions Corp. (Health Care Technology)	(a)	10,500	593,040
Akorn, Inc. (Pharmaceuticals)	(a)	42,100	468,152
Questcor Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	7,900	328,482
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	8,700	416,295

			6,505,499

INDUSTRIALS – 16.9%
HEICO Corp. (Aerospace & Defense)		15,306	895,095
Triumph Group, Inc. (Aerospace & Defense)		11,000	642,950
HUB Group, Inc. Class A (Air Freight & Logistics)	(a)	13,400	434,562
Fortune Brands Home & Security, Inc. (Building Products)	(a)	22,900	389,987
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	7,600	484,348
Regal-Beloit Corp. (Electrical Equip.)		7,000	356,790
Actuant Corp. Class A (Machinery)		30,400	689,776
CLARCOR, Inc. (Machinery)		5,500	274,945
CoStar Group, Inc. (Professional Svs.)	(a)	7,100	473,783
Huron Consulting Group, Inc. (Professional Svs.)	(a)	11,900	461,006
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	14,800	599,844
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		6,500	465,075

			6,168,161

INFORMATION TECHNOLOGY – 23.3%
DealerTrack Holdings, Inc. (Internet Software & Svs.)	(a)	16,350	445,701
Keynote Systems, Inc. (Internet Software & Svs.)		9,700	199,238
LivePerson, Inc. (Internet Software & Svs.)	(a)	33,600	421,680
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	11,500	494,615
Cardtronics, Inc. (IT Svs.)	(a)	16,200	438,372
Echo Global Logistics, Inc. (IT Svs.)	(a)	27,800	448,970
Heartland Payment Systems, Inc. (IT Svs.)		17,000	414,120
ServiceSource International, Inc. (IT Svs.)	(a)	23,700	371,853
Cavium, Inc. (Semiconductors & Equip.)	(a)	18,200	517,426
Ceva, Inc. (Semiconductors & Equip.)	(a)	12,000	363,120
Mellanox Technologies Ltd. (Semiconductors & Equip.)	(a)	13,600	441,864
Semtech Corp. (Semiconductors & Equip.)	(a)	14,200	352,444
Volterra Semiconductor Corp. (Semiconductors & Equip.)	(a)	18,400	471,224
Ariba, Inc. (Software)	(a)	8,100	227,448
CommVault Systems, Inc. (Software)	(a)	8,000	341,760
Concur Technologies, Inc. (Software)	(a)	9,900	502,821
Imperva, Inc. (Software)	(a)	10,860	378,036
Qlik Technologies, Inc. (Software)	(a)	1,500	36,300
Taleo Corp. Class A (Software)	(a)	18,300	708,027
Ultimate Software Group, Inc. (Software)	(a)	14,400	937,728

			8,512,747

MATERIALS – 4.0%
Balchem Corp. (Chemicals)		9,100	368,914
Silgan Holdings, Inc. (Containers & Packaging)		13,700	529,368
Carpenter Technology Corp. (Metals & Mining)		10,800	555,984

			1,454,266

Total Common Stocks (Cost $33,568,736)			$36,163,623

Total Investments – 99.1% (Cost $33,568,736)	(b)		$36,163,623
Other Assets in Excess of Liabilities – 0.9%			311,605

Net Assets – 100.0%			$36,475,228

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

31

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-17.51%
Five years	-3.77%
Ten years	7.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the International Small-Mid Company Portfolio returned -17.51% versus -14.18% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

The year was very volatile with several global external shocks affecting market sentiment more than fundamental investing which resulted in many major equity markets posting negative returns. Company earnings results were better than expected over the year. However, investor sentiment rose and fell in response to wide ranging developments from, not only within Europe, but also from unforeseen events in the U.S., Asia, and the Middle East. In Europe, the European Union sovereign debt crisis continued to weigh on equity markets. The contagion spread beyond Greece, Portugal, and Ireland and began to raise solvency concerns in Italy and Spain. As a result, the European Central Bank (ECB) and European finance ministers continued to work on a solution to stem the funding crisis in Europe, but there has yet to be an agreed upon plan, which is sizable, concrete, and adequately funded. Consequently, this continued uncertainty weighed on European equity markets and, to a greater extent, on the European banking sector. The crisis has caused several government leaders to resign their posts, specifically in Italy and Greece. Subsequent Spanish elections also mandated a change in Spain’s future leadership.

In the U.S., despite periodic pockets of economic strength, unemployment remained stubbornly high and rating agencies raised concerns over the level of outstanding U.S. government debt and the inability of the government to show fiscal prudence. As a result, Standard & Poor’s downgraded the U.S. long-term credit rating from AAA to AA+ with a negative outlook. Within Asia, China continued with their bias toward monetary tightening for most of the year and Japan slowly recovered from March’s devastating earthquake, tsunami, and subsequent nuclear crisis. The Middle East gave rise to social unrest leading to additional government upheavals in Egypt, Tunisia, Yemen, and Libya.

Several European summits with no resulting bailout announcements led the markets lower toward the end of the year. The European Central Bank (ECB) lowered rates by 25 basis points (bps), as did the Norwegian (50 bps), Swedish (50 bps), and Australian (25bps) central banks. Japan’s 4th Quarter Tankan survey was broadly negative with the outlook for manufacturing and non-manufacturing sectors slipping as well. The People’s Bank of China cut the reserve-requirement ratio for all banks by 50 basis points. This was the first cut since 2008. Many of the central bank moves were in response to deteriorating economic conditions stemming from the European crisis. The U.S. dollar was once again bought as the safe haven from the world’s problems. The U.S. 3rd quarter gross domestic product growth was reduced to 2% from 2.5%, reigniting concerns about U.S. growth.

On a regional basis, the S&P Europe Small Cap Growth Index fell 15.6% while the S&P Asia Pacific ex-Japan Small Cap Growth Index lost 16.5%. Japanese small caps had the best relative performance as measured by the S&P Japan Small Cap Growth Index, losing 4.4% during the year, in terms of U.S. dollars.

The Portfolio’s relative underperformance largely stemmed from a number of factors. One of these factors was the Portfolio was under-weighted in Japan, while Japan was the best performing small cap market, as noted earlier. We started increasing our Japan weighting following the earthquake in March. We were hoping to invest in good companies whose stock prices fell with the market, but were poised to recover due to their own strong fundamentals and with no direct exposure to the earthquake or ensuing tsunami. This proved to be the correct course of action until early August. Another reason for the relative under-performance was the Portfolio’s overweighting in Germany which had performed very well until the beginning of August. Germany was the best performing European market through the first-half of the year, but fear of the growing debt crisis soon gave way to investors and speculators selling anything that did well. Clearly, this past year’s performance was a tale of two halves where the first half of the year performed as we expected in a healthy global economic growth with positions in small companies benefiting from the rise in industrial and consumer spending. This positive outlook and trend quickly reversed course.

August 2011 was the beginning of a downward channeling market, led by the S&P downgrade of the United States long-term credit rating to AA+ with a negative outlook. Our exposure to cyclical stocks, including Industrials, the Consumer sectors, and Financials, detracted from the Portfolio’s performance. Being overweight in Consumer Discretionary and Industrials, which were also our two largest sector weightings, weighed very negatively on the Portfolio’s returns. More specifically, retailing and consumer durable stocks on all continents fell sharply for fear that consumers would shut their collective wallets against the uncertain economic back drop. Within Industrials, the largest invested sector for the Portfolio, capital goods investments fell heavily, as concern of a double-dip recession gathered steam. The underlying theme here is that many of the capital good names are investments in industrial countries like Germany and Switzerland.

In terms of currency exposure affecting the Portfolio’s returns in 2011, we had two positions that worked against us. Firstly, we were overweighted in the Euro, which declined 3.2% against the U.S. dollar. Secondly, the Portfolio was underweighted in Japanese Yen, which appreciated 5.2% against the dollar. As a reminder, a strong U.S. dollar works against positive portfolio returns.

The most significant changes to the Portfolio’s holdings over the year were a decrease of investments in Information Technology and Health Care and a slight increase in our exposure to Consumer Discretionary and Materials. These changes were in line with our view of a stronger economy which began to deteriorate towards the end of the year.(1)

Top performing relative markets in the Portfolio included the United Kingdom, Indonesia, and Sweden. Weaker relative contributions were experienced with investments in Germany, Japan, and Switzerland. Key drivers of the Portfolio’s positive performance came from the strong relative investment returns in Information Technology and Materials. Individual stocks that contributed to the Portfolio’s performance (all total returns in U.S. dollars) included: Rightmove PLC, a UK internet real estate listing company gained 60.9% during the reporting period. Rightmove PLC successfully increased the number of real estate listing agents to its website services thereby increasing revenues. Kia Motors Corp., the South Korean automobile manufacturer rose 44.1% on the back of a strong

32	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

model year, continued strong sales, and an increase in market share. Autonomy, a UK software company gained 72.5% as it was acquired by Hewlett-Packard at a 59% takeover premium to the last traded price.(1)

Weaker relative performance was delivered by investments in Financials, Industrials, and Consumer Discretionary. Individual stocks that held back relative performance included: Commerzbank, a German regional bank offering retail and commercial banking services, which fell 64.3%. The bank was subject to many rumors of an imminent government takeover which never materialized. Clariant, a Swiss specialty chemical company fell 55.2% as the company cited softer sales and reduced sales and profit guidance for the year. Dah Sing Financial Holdings, a Hong Kong bank, was down 58.3% as lending business slowed.(1)

The markets continue to be dominated by fear rather than by fundamentals as investors remain risk aversive. We continue to be positive for the long term. The U.S. dollar strength is of concern. The Euro has weakened and continues to face headwinds stemming from the European debt crisis. We believe that despite the recent underperformance of emerging markets, the future growth opportunities lie in those regions. We have seen China begin to lower banks’ reserve-requirement ratio and Brazil reducing interest rates twice with more cuts planned. After an extended tightening cycle, China heads towards a pro-growth bias. We expect that monetary and fiscal policies will continue to move towards more accommodative stances as inflation remains manageable and consumption needs stimulus. International small-mid cap companies are very attractively priced with good growth prospects.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Aggreko PLC	2.2
2. SNC-Lavalin Group, Inc.	2.1
3. AMEC PLC	2.0
4. Assa Abloy AB	1.9
5. Adidas AG	1.9
6. Herbalife Ltd.	1.9
7. Signet Jewelers Ltd.	1.9
8. Andritz AG	1.8
9. Weir Group PLC / The	1.8
10. John Wood Group PLC	1.8

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	92.2
Preferred Stocks (3)	0.9
Exchange Traded Funds	2.1
Money Market Funds and Other Net Assets	4.8

100.0

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
United Kingdom	22.0
Japan	10.8
Canada	8.5
France	7.6
Germany	6.3
Singapore	4.1
Italy	4.1
Netherlands	3.7
Bermuda	3.5
Sweden	3.2

33

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 92.2%		Shares	Value
United Kingdom – 22.0%
Aggreko PLC	(b)	40,403	$1,264,245
AMEC PLC	(b)	83,121	1,170,624
ASOS PLC	(a)(b)	39,761	762,957
Britvic PLC	(b)	196,249	979,660
Burberry Group PLC	(b)	33,714	619,920
Croda International PLC	(b)	27,840	779,364
Dialog Semiconductor PLC	(a)(b)	42,600	691,190
Domino’s Pizza UK & IRL PLC	(b)	87,322	545,704
Intercontinental Hotels Group PLC	(b)	45,708	821,823
John Wood Group PLC	(b)	103,656	1,031,039
Johnson Matthey PLC	(b)	11,783	335,722
Kingfisher PLC	(b)	108,190	420,426
Rightmove PLC	(b)	44,570	861,158
Soco International PLC	(a)(b)	124,873	566,811
Telecity Group PLC	(a)(b)	72,338	726,862
Weir Group PLC / The	(b)	33,242	1,049,242

			12,626,747

Japan – 10.8%
Asics Corp.	(b)	25,000	281,004
Chiyoda Corp.	(b)	60,000	609,173
CyberAgent, Inc.	(b)	81	262,405
Daihatsu Motor Co. Ltd.	(b)	40,000	711,312
Don Quijote Co. Ltd.	(b)	11,600	398,271
Fuji Heavy Industries Ltd.	(b)	48,000	287,895
JGC Corp.	(b)	25,000	600,216
JSR Corp.	(b)	50,000	921,509
Nabtesco Corp.	(b)	22,000	400,188
Teijin Ltd.	(b)	180,000	552,244
THK Co. Ltd.	(b)	28,700	565,325
Ube Industries Ltd.	(b)	96,000	262,396
Yaskawa Electric Corp.	(b)	46,000	389,559

			6,241,497

Canada – 8.5%
Agrium, Inc.		10,900	731,624
Ensign Energy Services, Inc.		38,439	613,137
Finning International, Inc.		20,000	436,024
National Bank of Canada		11,000	778,935
Nexen, Inc.		37,100	590,322
Precision Drilling Corp.	(a)	55,200	566,352
SNC-Lavalin Group, Inc.		23,718	1,189,218

			4,905,612

France – 7.6%
Accor SA	(b)	21,757	548,309
Bureau Veritas SA	(b)	7,152	519,488
Edenred	(b)	14,304	350,877
Faurecia	(b)	18,326	345,393
JCDecaux SA	(a)(b)	12,934	296,962
Publicis Groupe SA	(b)	16,020	735,225
Remy Cointreau SA	(b)	7,867	630,939
Technip SA	(b)	9,870	925,312

			4,352,505

Germany – 5.4%
Adidas AG	(b)	17,130	1,112,988
Commerzbank AG	(a)(b)	224,794	378,350
GEA Group AG	(b)	24,804	700,241
Hochtief AG	(b)	4,176	241,122
Leoni AG	(b)	10,607	352,786
Rheinmetall AG	(b)	6,925	306,675

			3,092,162

Singapore – 4.1%
City Developments Ltd.	(b)	68,000	466,016
Keppel Corp. Ltd.	(b)	119,900	858,224
Sakari Resources Ltd.	(b)	171,646	243,559
SembCorp Marine Ltd.	(b)	281,000	825,825

			2,393,624

Common Stocks (Continued)		Shares	Value
Italy – 4.1%
Davide Campari-Milano SpA	(b)	48,633	$323,249
Prada SpA	(a)(b)	110,740	498,398
Salvatore Ferragamo Italia SpA	(a)(b)	43,000	564,529
Yoox SpA	(a)(b)	88,700	953,692

			2,339,868

Netherlands – 3.7%
Fugro NV	(b)	10,520	608,954
Imtech NV	(b)	27,127	699,613
Koninklijke DSM NV	(b)	17,761	820,939

			2,129,506

Bermuda – 3.5%
Invesco Ltd.		47,202	948,288
Signet Jewelers Ltd.		24,200	1,063,832

			2,012,120

Sweden – 3.2%
Assa Abloy AB	(b)	44,600	1,115,252
Getinge AB	(b)	28,757	727,169

			1,842,421

Cayman Islands – 2.9%
Golden Eagle Retail Group Ltd.	(b)	283,769	598,190
Herbalife Ltd.		20,800	1,074,736

			1,672,926

Norway – 2.7%
Fred Olsen Energy ASA	(b)	9,708	325,450
Opera Software ASA	(b)	62,862	304,794
Petroleum Geo-Services ASA	(a)(b)	47,881	521,831
Yara International ASA	(b)	10,353	413,288

			1,565,363

Brazil – 1.9%
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR		16,388	597,015
PDG Realty SA Empreendimentos e Participacoes		151,872	480,389

			1,077,404

Austria – 1.8%
Andritz AG	(b)	12,842	1,062,048

Switzerland – 1.5%
Adecco SA	(a)(b)	20,808	867,200

Indonesia – 1.3%
Indocement Tunggal Prakarsa Tbk PT	(b)	261,500	491,009
United Tractors Tbk PT	(b)	93,787	272,130

			763,139

Israel – 1.1%
NICE Systems Ltd. – ADR	(a)	17,800	613,210

Thailand – 1.0%
Bangkok Bank PCL	(b)	57,200	277,896
Bank of Ayudhya PCL	(b)	421,000	293,028

			570,924

Ireland – 1.0%
Ingersoll-Rand PLC		18,600	566,742

Australia – 0.9%
Boart Longyear Ltd.	(b)	185,950	528,982

Mexico – 0.9%
Mexichem SAB de CV		158,961	497,796

Panama – 0.8%
Copa Holdings SA		7,400	434,158

Luxembourg – 0.6%
SAF-Holland SA	(a)(b)	74,981	344,179

34	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2011

Common Stocks (Continued)		Shares	Value
Hong Kong – 0.5%
Emperor Watch & Jewellery Ltd.	(b)	2,170,000	$272,023

Spain – 0.4%
Obrascon Huarte Lain SA	(b)	10,022	249,955

Total Common Stocks (Cost $49,153,092)			$53,022,111

Preferred Stocks – 0.9%		Shares	Value
Germany – 0.9%
Hugo Boss AG	(b)	6,882	$505,882

Total Preferred Stocks (Cost $509,914)			$505,882

Exchange Traded Funds – 2.1%		Shares	Value
iShares MSCI Emerging Markets Index Fund		16,866	$639,896
iShares MSCI Japan Index Fund		61,946	564,328

Total Exchange Traded Funds (Cost $1,280,600)			$1,204,224

Money Market Funds – 4.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class 2		2,717,960	$2,717,960

Total Money Market Funds (Cost $2,717,960)			$2,717,960

Total Investments – 99.9% (Cost $53,661,566)	(c)		$57,450,177
Other Assets in Excess of Liabilities – 0.1%			35,130

Net Assets – 100.0%			$57,485,307

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $42,346,215, or 73.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds are also not evaluated by the fair valuation service.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common and preferred stocks): (Percent of net assets)

Industrials	27.3%
Consumer Discretionary	25.5%
Energy	12.4%
Materials	10.1%
Consumer Staples	6.3%
Financials	5.5%
Information Technology	4.7%
Health Care	1.3%

93.1%

The accompanying notes are an integral part of these financial statements.

35

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-5.26%
Five years	1.63%
Ten years	2.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Aggressive Growth Portfolio returned -5.26% versus 2.11% for the current benchmark, the S&P 500 Index.

Volatility and correlations remained near record levels as the markets traded around geopolitical and macroeconomic issues, including fears of a recession in Europe and a hard landing in China. While the U.S. recovery remains fragile, leading economic indicators and consumer confidence showed signs of improvement in the fourth quarter. U.S. stocks recovered toward the end of the year to finish the year with modest gains.

The Portfolio’s performance was disappointing in the year. Many of our holdings have continued to perform well from an operating perspective, yet their stock prices have not responded as much as we had expected. This has been frustrating to us, but it is not surprising. In a highly correlated, macro-driven market, where news out of Europe dominates the headlines, it can be difficult for individual stocks to break out. We don’t discount the challenges that Europe’s debt crisis poses or its impact on demand for risk assets. We, however, maintain a high level of conviction in our holdings that have characteristics such as long-duration growth opportunities, potential for market share gains, and competitive advantages that we think will eventually be rewarded with higher multiples and prices.(1)

Information Technology was the Portfolio’s weakest sector versus the benchmark. Some large-cap and mega-cap names that we didn’t own were large out-performers in the benchmark, detracting from relative performance. We believe the long-term growth drivers of our holdings remain intact, however, and we maintained most positions. Our Energy holdings also underperformed, mainly due to weak relative performance in Halliburton Co., an energy field services company. The stock declined amid concerns of overcapacity in the industry. Long term, we feel the company is a natural beneficiary of increased drilling activity in North America. Much of the world’s easy-to-extract oil has been found and exploration companies are now tapping on-shore, horizontal shale formations for new production. We think this is resulting in greater usage of services and equipment, creating a long-term opportunity for the energy field services company.(1)

On a positive note, our Financials selections contributed to relative results. We own shares in several companies with significant exposure to emerging Asian markets, where adoption of banking and insurance services is expanding as per capita income and gross domestic product rise. These stocks, such as insurance company AIA Group Ltd., were generally strong performers.(1)

Detractors from the Portfolio’s performance were Ford Motor Co., EMC Corp., Halliburton Co., ON Semiconductor Corp., and The Charles Schwab Corp. While the stock price has been weak, Ford Motor Co. has continued to improve its business. It has cut capacity, lowered labor costs, and improved profitability. We like the automaker’s improved financial position and potential to benefit from the ongoing recovery in auto sales.(1)

EMC Corp., an enterprise storage products company, declined on concerns of weakening hardware demand. Long term, the company’s product portfolio in hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise information technology. Halliburton Co.’s shares came under pressure on concerns of overcapacity in the industry. Long term, we feel the oil-field services company is a natural beneficiary of increased drilling activity in North America. ON Semiconductor Corp.’s stock declined on concerns of a cyclical slowdown in the semiconductor supply chain. We think the semiconductor company has a long-term business model advantage in that it spends less on marketing and research and development than its competitors. We think that the company can generate attractive levels of profit and free cash flows in its competitive markets. Financial services firm The Charles Schwab Corp. continued to suffer from the very low interest rate environment. While the company could face continued pressure, we believe The Charles Schwab Corp. has a strong franchise in wealth management and back-office services. We think that this will position the firm to do well when the interest rate environment becomes more favorable. We trimmed the position, however.(1)

Contributors to the Portfolio’s performance were Hansen Natural Corp., Apple, Inc., Limited Brands, Inc., News Corp., and Intuitive Surgical, Inc. Hansen Natural Corp., a U.S. beverage provider, is winning share in the rapidly growing energy drink market due to its Monster brand. We think it has a strong position in the industry and good opportunities to expand its international business. Apple, Inc.’s stock was a top contributor for the year and remained a top position in the Portfolio largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The company continues to leverage its vertical integration, innovate its product portfolio, and demonstrate sales strength in international markets. We like Apple, Inc.’s long-term growth prospects and demonstrated ability to win in various economic environments. Limited Brands, Inc.’s sales have been improving, which has helped drive incremental margins higher. Its key franchise is Victoria’s Secret, which has strong brand recognition worldwide. The company has been aggressive in reducing costs and managing inventory. We think the market has been slow to recognize Limited Brand, Inc.’s potential margin expansion and the opportunity to develop its international business. News Corp.’s shares rose, overcoming weakness in the stock after the global media company became involved in a phone-hacking scandal involving one of its newspapers in the U.K. While we continue to monitor the situation,

36	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

we feel the company’s non-newspaper businesses continue to be strong and are well positioned to gain market share. We also like the company’s role as a provider of content, which we think will be highly valued going forward. Intuitive Surgical, Inc. remains a compelling opportunity, in our opinion, given the success of its da Vinci surgical system. The technology improves efficiency in operating rooms and reduces recovery times, and it has continued to see greater placement and procedural growth. We think the company’s competitive advantage is in its technology, which is difficult and expensive to replace once the system has been installed in a hospital.(1)

The macro challenges today are significant, but companies look well-positioned to handle them. The financial system is better capitalized than it was in 2008 and relatively well prepared for a bad outcome in Europe. U.S. companies have dealt with high unemployment for over two years; they have already lost those customers and the fact that they are not coming back is less of a headwind than the market seems to think. The increase in energy prices has been more gradual than the spike in 2007, and companies have adjusted their cost structures or added “energy escalators” to their contracts, enabling them to pass on higher prices to customers.

Even if the macro environment weakens, we think companies in the Portfolio can continue to execute well on their strategies. We are finding plenty of businesses that are gaining share, improving margins, and strengthening their competitive moats. This is likely to pay off in stronger earnings growth going forward, which we think the market is not recognizing in current valuations. Indeed, multiples look cheap, especially for the earnings growth and returns on capital we are seeing.

Investors seem to be anticipating a global slowdown or expect near-record margins to revert to the mean. We don’t discount those concerns but think companies in the Portfolio can improve their competitive positions and returns. In a volatile and uncertain environment, we feel positive about what companies in the Portfolio are doing. We think the longer the market ignores their strong fundamentals, the more opportunity there is in these mis-priced, long duration growth companies.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

37	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	97.7
Money Market Funds Less Net Liabilities	2.3

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. eBay, Inc.	7.1
2. Apple, Inc.	5.1
3. Celgene Corp.	4.8
4. Medco Health Solutions, Inc.	4.3
5. Crown Castle International Corp.	4.3
6. FANUC Corp.	4.3
7. Microsoft Corp.	3.8
8. News Corp. Class A	3.8
9. Hansen Natural Corp.	3.7
10. Limited Brands, Inc.	3.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	28.1
Health Care	14.9
Consumer Discretionary	14.3
Industrials	13.7
Consumer Staples	9.6
Financials	9.3
Telecommunication Services	4.3
Materials	1.9
Energy	1.6

97.7

38

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 97.7%		Shares	Value
CONSUMER DISCRETIONARY – 14.3%
Ford Motor Co. (Automobiles)	(a)	40,940	$440,514
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	43,041	448,918
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	1,100	190,410
News Corp. Class A (Media)		54,725	976,294
Limited Brands, Inc. (Specialty Retail)		23,005	928,252
Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	(b)	10,463	526,317
Prada SpA (Textiles, Apparel & Luxury Goods)	(a)(b)	35,700	160,672

			3,671,377

CONSUMER STAPLES – 9.6%
Davide Campari-Milano SpA (Beverages)	(b)	124,306	826,224
Hansen Natural Corp. (Beverages)	(a)	10,260	945,356
Pernod-Ricard SA (Beverages)	(b)	2,794	258,609
Mead Johnson Nutrition Co. (Food Products)		6,345	436,092

			2,466,281

ENERGY – 1.6%
Halliburton Co. (Energy Equip. & Svs.)		5,595	193,083
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	7,065	225,656

			418,739

FINANCIALS – 9.3%
Charles Schwab Corp. / The (Capital Markets)		28,000	315,280
CapitalSource, Inc. (Commercial Banks)		42,864	287,189
Standard Chartered PLC (Commercial Banks)	(b)	15,995	349,848
AIA Group Ltd. (Insurance)	(b)	113,800	354,251
Prudential PLC (Insurance)	(b)	40,143	397,179
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	(a)	54,955	690,235

			2,393,982

HEALTH CARE – 14.9%
Celgene Corp. (Biotechnology)	(a)	18,355	1,240,798
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	15,066	500,342
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	629	291,233
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)	15,540	694,483
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	19,945	1,114,926

			3,841,782

INDUSTRIALS – 13.7%
Precision Castparts Corp. (Aerospace & Defense)		1,170	192,804
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		8,060	562,427

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
United Parcel Service, Inc. Class B (Air Freight & Logistics)		10,875	$795,941
Iron Mountain, Inc. (Commercial Svs. & Supplies)		16,215	499,422
FANUC Corp. (Machinery)	(b)	7,200	1,098,232
CoStar Group, Inc. (Professional Svs.)	(a)	5,450	363,679

			3,512,505

INFORMATION TECHNOLOGY – 28.1%
Apple, Inc. (Computers & Peripherals)	(a)	3,230	1,308,150
EMC Corp. (Computers & Peripherals)	(a)	40,970	882,494
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		5,730	260,085
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		15,825	487,568
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)	(a)	15,210	660,114
eBay, Inc. (Internet Software & Svs.)	(a)	60,170	1,824,956
VistaPrint NV (Internet Software & Svs.)	(a)	11,150	341,190
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	50,445	389,435
Microsoft Corp. (Software)		37,995	986,350
Zynga, Inc. Class A (Software)	(a)	11,245	105,815

			7,246,157

MATERIALS – 1.9%
Ivanhoe Mines Ltd. (Metals & Mining)	(a)	27,775	492,173

TELECOMMUNICATION SERVICES – 4.3%
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	24,795	1,110,816

Total Common Stocks (Cost $23,427,455)			$25,153,812

VVPR Strips – 0.0%	(e)	Quantity	Value
CONSUMER STAPLES – 0.0%
Anheuser-Busch InBev NV (Beverages)	(a)(c)(d)	6,992	$9

Total VVPR Strips (Cost $0)			$9

Money Market Funds – 2.4%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		624,000	$624,000

Total Money Market Funds (Cost $624,000)			$624,000

Total Investments – 100.1% (Cost $24,051,455)	(f)		$25,777,821
Liabilities in Excess of Other Assets – (0.1)%			(22,476)

Net Assets – 100.0%			$25,755,345

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $3,971,332, or 15.4% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to the valuation model of a stock is below a chosen threshold. These securities represent $9, or 0.0% of the Portfolio’s net assets.

(d)	A market quotation for this investment was not readily available at December 31, 2011. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. This security represents $9, or 0.0% of the Portfolio’s net assets.

(e)	A VVPR Strip is a coupon attached to specific ordinary common shares that offers tax advantages. The coupon entitles a holder to reduced withholding tax rates on the dividends generated from the related common shares.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

39

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	2.72%
Five years	3.84%
Ten years	6.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Small Cap Growth Portfolio returned 2.72% versus -2.91% for the current benchmark, the Russell 2000 Growth Index.

Macro concerns around Europe’s debt crisis and the U.S. fiscal situation remained elevated, resulting in extreme volatility and high correlations for much of the year. Leading indicators in the U.S. showed signs of improvement and the unemployment rate fell, indicating potential stability in the labor market. Small-cap stocks underperformed large caps in this environment. Top performing sectors for the Portfolio included our holdings in Energy, Industrials, and Consumer Discretionary. Detractors included our holdings in Consumer Staples, Health Care, and Materials.(1)

Our selections in Consumer Discretionary were the largest contributor to the Portfolio’s out-performance versus the benchmark. While we have long held a tepid view of the recovery, we have maintained exposure to Consumer Discretionary names that we felt could create value irrespective of the macro environment. For example, we own shares in Polaris Industries, Inc., a company with a history of product innovations and competitive advantages in its supply chain and manufacturing. The company has been a market share gainer and we think it is well positioned to continue growing.(1)

Our Energy selections and slight underweight in the sector also contributed to out-performance versus benchmark. We own shares in companies that do not depend on a strong commodity price for growth. Our top performer in the sector was a master limited partnership (MLP), Targa Resources Corp., which focuses on midstream natural gas and natural gas liquid services in the U.S. We like the company’s predictable revenue streams and its expectations to grow distributions 10-15% in 2012, implying upside to the stock.(1)

A third key contributor to out-performance was our selections in Industrials. The top individual performer in the sector was Wabtec Corp., a provider of technology-based equipment and services for the global rail industry. The company operates through two segments: freight and transit. We like the company’s international expansion opportunities, and we think the company has the potential to expand margins through its higher-growth, higher-margin freight division, which continues to rebound. We also like its high returns on capital and higher growth rate, relative to other Industrials.(1)

Our holdings in Information Technology also outperformed. The top individual contributors in the sector were automated teller machine (ATM) company Cardtronics, Inc. and Ceva, Inc., a company that makes digital signal processing (DSP) technology. We like Ceva, Inc.’s business model and competitive positioning following the exit of a large competitor from its DSP licensing business. Ceva, Inc. receives up-front licensing fees and ongoing royalties on each device, mobile phones typically, that include its DSP technology. Such recurring revenue streams are important to our investment process.(1)

Our selections in Health Care detracted from performance. Companies are being impacted by slower volume growth and lower levels of health care utilization. The macro backdrop has been unfavorable with uncertainty over potential Medicare cuts and a U.S. Supreme Court ruling on the 2010 health care law expected this summer. Companies in the Portfolio are demonstrating growth but have been impacted by the slowdown. For example, a detractor in the sector is Volcano Corp., a medical technology company that makes products for the diagnosis and treatment of cardiovascular disease. The business has 16% penetration in the U.S. (versus 75% in Japan) and saves costs by helping produce better outcomes for patients. Its guidance for 2012 was cautious, with a lower estimate for revenues than its previous forecast. Nonetheless, we think the company has a large addressable market and long runway for growth. We added to our position on weakness in the stock price.(1)

In terms of new holdings, we initiated a position in Bankrate, Inc., a publisher and distributor of personal finance content on the Internet. The company is becoming a category king in personal finance with a high quality website and network, and investments in content that give it a competitive advantage. The company has a large and growing addressable market as consumers increasingly shop for insurance, CDs and other financial products online. We also think the company can gain market share, in part, because it is more cost-effective for companies to reach potential customers through such sites than direct mail marketing.(1)

Contributors to the Portfolio’s performance include MarketAxess Holdings, Inc., Polaris Industries, Inc., Targa Resources Corp., Cardtronics, Inc., and Epoch Holding Corp. MarketAxess Holdings Inc., an electronic trading platform operator, continued to gain market share from traditional methods of trading fixed income securities. It has also benefited from an improved trading environment and higher liquidity. Polaris Industries Inc., a maker of recreational vehicles and ATVs, has delivered strong results primarily from market share gains as a result of continued product innovation, product line extensions, and international expansion efforts. We believe the company’s manufacturing and supply chain are key differentiators that will enable Polaris Industries, Inc. to perform well despite the overall industry headwinds. Targa Resources Corp. is the general partner of Targa Resources Partners, a master limited partnership (MLP), focused on midstream natural gas and natural gas liquid services in the U.S. We feel that the management of the general partner is incentivized to grow distributions for the MLP, which we like for its predictable, fee-based business. Cardtronics, Inc., the world’s largest owner and operator of ATMs, continued its strong performance. We continue to see our margin improvement thesis playing out and are comfortable with this stable business given its long-term contracts and associated barriers to entry.

40	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Epoch Holding Corp., a global asset manager, has been steadily growing revenues and assets under management. The company has a good mix of domestic and international funds, and redemption rates have been relatively low. We like asset managers such as Epoch Holding Corp. because they tend to have strong, un-leveraged balance sheets and control more of their own destiny than banks, which face an uncertain interest rate and regulatory environment.(1)

Detractors from the Portfolio’s performance were RealD, Inc., DTS, Inc., National CineMedia, Inc., Masimo Corp., and Resources Connection, Inc. RealD, Inc. licenses 3D technology to movie theaters and is well positioned to begin collecting royalties from consumer electronics manufacturers as 3D TVs become more popular. We like the company for its long-term contracts with movie theaters owners and the large market opportunity as 3D penetrates the living room. The company operates a high fixed cost business so as the top line grows, a high percentage of incremental revenues should drop to the bottom line. We like DTS, Inc., an audio technology licensing company, for its business model which historically has generated high returns and consistent growth. DTS, Inc. benefits as Blu-ray players gradually obsolete standard definition DVD players. The company’s technology is a mandated standard in Blu-ray and allows DTS, Inc. to capture a royalty for every Blu-ray drive shipped. National CineMedia, Inc. is a company that provides pre-feature advertising in movie theaters. We like the National CineMedia, Inc. for its long-term exclusive agreements with the three largest theater owners, which together control a majority of the top markets in the U.S. Masimo Corp. is a medical technology company that focuses on patient monitoring. The company has differentiated product technology and will continue to grow market share, in our view. Resources Connection, Inc., a professional services company focused on accounting and finance, has a cost advantage compared to the traditional “Big Four” audit firms with which it competes. Additionally, Resources Connection, Inc. has historically been able to recruit more experienced professionals which, when combined with low bill rates, provides tremendous value to the company’s clients. As the economy improves and the major accounting firms no longer offer unusually low rates to attract business, Resources Connection, Inc. should be well positioned to gain market share.(1)

We don’t know what gross domestic product growth will be in 2012, how Europe’s debt crisis will play out, or if China will have a hard or soft landing. Rather than spending our time trying to predict these outcomes, we focus on finding high quality, small cap companies that can control their own destiny and do not need a strong macro environment to grow. High quality companies, in our view, have recurring revenue streams, high returns on equity, and operating leverage that can result in higher incremental margins as revenues grow. We also like companies with strong balance sheets and management teams that are disciplined about capital allocation. If we can find businesses with these attributes then all the headline noise and market volatility ultimately will not matter.

While many of our peers look for alpha in the smaller, riskier names of our stock universe, we seek to invest in higher quality companies that can do well in a bad environment and great in a good environment. This does not mean that we favor classically defensive stocks or avoid cyclicals. In fact, some of the most attractive companies, in our view, have a high degree of cyclicality related to their end markets. The common thread is a unique, differentiated business model that can not only survive but thrive by taking share from the competition when confronted with tough macro conditions. We think these types of companies offer the most attractive risk/reward opportunities and are likely to result in strong out-performance over a full market cycle.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

41	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	99.2
Money Market Funds and Other Net Assets	0.8

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Dresser-Rand Group, Inc.	2.7
2. CoStar Group, Inc.	2.6
3. World Fuel Services Corp.	2.5
4. VistaPrint NV	2.2
5. HEICO Corp. Class A	2.0
6. WESCO International, Inc.	1.9
7. Euronet Worldwide, Inc.	1.9
8. Targa Resources Corp.	1.9
9. Ceva, Inc.	1.9
10. PSS World Medical, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	26.1
Health Care	20.3
Industrials	20.0
Consumer Discretionary	13.6
Energy	8.4
Financials	6.5
Consumer Staples	1.7
Telecommunication Services	1.6
Materials	1.0

99.2

42

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 99.2%		Shares	Value
CONSUMER DISCRETIONARY – 13.6%
Peet’s Coffee & Tea, Inc. (Hotels, Restaurants & Leisure)	(a)	2,800	$175,504
Skullcandy, Inc. (Household Durables)	(a)	9,730	121,820
SodaStream International Ltd. (Household Durables)	(a)	6,345	207,418
Polaris Industries, Inc. (Leisure Equip. & Products)		7,900	442,242
National CineMedia, Inc. (Media)		43,540	539,896
Gordmans Stores, Inc. (Multiline Retail)	(a)	18,115	227,706
Hibbett Sports, Inc. (Specialty Retail)	(a)	10,590	478,456
Lumber Liquidators Holdings, Inc. (Specialty Retail)	(a)	12,870	227,284
Monro Muffler Brake, Inc. (Specialty Retail)		3,885	150,699
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	(a)	8,680	345,551
Maidenform Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	22,045	403,424
Quiksilver, Inc. (Textiles, Apparel & Luxury Goods)	(a)	98,648	356,119
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	2,075	148,964
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		13,080	466,171

			4,291,254

CONSUMER STAPLES – 1.7%
Casey’s General Stores, Inc. (Food & Staples Retailing)		6,530	336,360
Snyders-Lance, Inc. (Food Products)		9,315	209,588

			545,948

ENERGY – 8.4%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	16,925	844,727
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	6,135	403,806
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		14,717	598,835
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		18,818	789,980

			2,637,348

FINANCIALS – 6.5%
Epoch Holding Corp. (Capital Markets)		17,879	397,450
Financial Engines, Inc. (Capital Markets)	(a)	7,898	176,362
Gluskin Sheff + Associates, Inc. (Capital Markets)		14,996	219,475
Cash Store Financial Services, Inc. / The (Consumer Finance)		19,690	116,762
Credit Acceptance Corp. (Consumer Finance)	(a)	2,615	215,162
Netspend Holdings, Inc. (Consumer Finance)	(a)	15,256	123,726
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		15,771	474,865
MSCI, Inc. Class A (Diversified Financial Svs.)	(a)	9,536	314,020

			2,037,822

HEALTH CARE – 20.3%
Achillion Pharmaceuticals, Inc. (Biotechnology)	(a)	21,202	161,559
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	14,200	173,950
Immunogen, Inc. (Biotechnology)	(a)	13,604	157,534
Incyte Corp Ltd. (Biotechnology)	(a)	12,255	183,948
Pharmacyclics, Inc. (Biotechnology)	(a)	10,313	152,839
Seattle Genetics, Inc. (Biotechnology)	(a)	12,765	213,367
Conceptus, Inc. (Health Care Equip. & Supplies)	(a)	15,025	189,916
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	16,529	189,753
Gen-Probe, Inc. (Health Care Equip. & Supplies)	(a)	8,410	497,199
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	2,810	193,890
Masimo Corp. (Health Care Equip. & Supplies)	(a)	25,140	469,741
Quidel Corp. (Health Care Equip. & Supplies)	(a)	27,836	421,159
Volcano Corp. (Health Care Equip. & Supplies)	(a)	19,115	454,746
Catalyst Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	5,902	306,904
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	19,385	183,770
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	2,383	158,327
PSS World Medical, Inc. (Health Care Providers & Svs.)	(a)	24,467	591,857

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
athenahealth, Inc. (Health Care Technology)	(a)	9,667	$474,843
Omnicell, Inc. (Health Care Technology)	(a)	13,820	228,306
SXC Health Solutions Corp. (Health Care Technology)	(a)	7,763	438,454
Techne Corp. (Life Sciences Tools & Svs.)		5,407	369,082
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	8,365	168,722

			6,379,866

INDUSTRIALS – 20.0%
HEICO Corp. Class A (Aerospace & Defense)		15,937	627,121
TransDigm Group, Inc. (Aerospace & Defense)	(a)	3,330	318,614
HUB Group, Inc. Class A (Air Freight & Logistics)	(a)	14,425	467,803
Heritage-Crystal Clean, Inc. (Commercial Svs. & Supplies)	(a)	10,570	175,039
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		17,806	393,156
Standard Parking Corp. (Commercial Svs. & Supplies)	(a)	23,375	417,711
Nordson Corp. (Machinery)		8,795	362,178
Wabtec Corp. (Machinery)		6,638	464,328
Acacia Research – Acacia Technologies (Professional Svs.)	(a)	4,285	156,445
CoStar Group, Inc. (Professional Svs.)	(a)	12,093	806,966
Resources Connection, Inc. (Professional Svs.)		28,297	299,665
Landstar System, Inc. (Road & Rail)		7,545	361,556
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	13,040	528,511
Rush Enterprises, Inc. Class B (Trading Companies & Distributors)	(a)	18,459	316,941
WESCO International, Inc. (Trading Companies & Distributors)	(a)	11,475	608,290

			6,304,324

INFORMATION TECHNOLOGY – 26.1%
Stratasys, Inc. (Computers & Peripherals)	(a)	7,525	228,835
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	18,146	494,297
Measurement Specialties, Inc. (Electronic Equip., Instr. & Comp.)	(a)	18,551	518,686
RealD, Inc. (Electronic Equip., Instr. & Comp.)	(a)	45,937	364,740
Angie’s List, Inc. (Internet Software & Svs.)	(a)	3,141	50,570
Bankrate, Inc. (Internet Software & Svs.)	(a)	5,275	113,413
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	10,905	198,907
Envestnet, Inc. (Internet Software & Svs.)	(a)	15,475	185,081
LivePerson, Inc. (Internet Software & Svs.)	(a)	18,060	226,653
VistaPrint NV (Internet Software & Svs.)	(a)	22,979	703,157
Vocus, Inc. (Internet Software & Svs.)	(a)	21,797	481,496
Zillow, Inc. (Internet Software & Svs.)	(a)	3,975	89,358
Broadridge Financial Solutions, Inc. (IT Svs.)		15,225	343,324
Cardtronics, Inc. (IT Svs.)	(a)	15,850	428,901
Euronet Worldwide, Inc. (IT Svs.)	(a)	32,827	606,643
Gartner, Inc. (IT Svs.)	(a)	11,415	396,900
Higher One Holdings, Inc. (IT Svs.)	(a)	13,685	252,351
Ceva, Inc. (Semiconductors & Equip.)	(a)	19,700	596,122
International Rectifier Corp. (Semiconductors & Equip.)	(a)	15,380	298,680
Convio, Inc. (Software)	(a)	31,781	351,498
RealPage, Inc. (Software)	(a)	19,648	496,505
SS&C Technologies Holdings, Inc. (Software)	(a)	24,400	440,664
Tyler Technologies, Inc. (Software)	(a)	11,430	344,157

			8,210,938

MATERIALS – 1.0%
Intrepid Potash, Inc. (Chemicals)	(a)	14,470	327,456

TELECOMMUNICATION SERVICES – 1.6%
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	11,841	508,689

Total Common Stocks (Cost $28,907,941)			$31,243,645

43	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2011

Money Market Funds – 0.8%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		243,000	$243,000

Total Money Market Funds (Cost $243,000)			$243,000

Total Investments – 100.0% (Cost $29,150,941)	(b)		$31,486,645
Other Assets in Excess of Liabilities – 0.0%			12,102

Net Assets – 100.0%			$31,498,747

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-3.36%
Five years	-1.38%
Ten years	3.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Mid Cap Opportunity Portfolio returned -3.36% versus -1.65% for the current benchmark, the Russell Midcap Growth Index.

Despite significant volatility during the year, U.S. equity markets ended 2011 almost flat. The S&P 500 Index returned 2.11%, with the help of dividends, while price returns alone were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the domestic economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth quarter gain of 11.82%. However, a sharp decline in the third quarter mostly offset these gains. In August, Standard & Poor’s downgraded U.S. debt from AAA for the first time in the history of its ratings. Toward the end of September, markets were further shaken by the Federal Reserve Board’s announcement of a plan for additional monetary easing on the grounds of general weakness in the labor market and lackluster consumer spending growth. Furthermore, the prospect of contagion from Europe’s debt crisis and the lack of agreement on a solution weighed on global equity markets. However, U.S. equities rallied sharply in October following a preliminary European debt plan and a relatively strong third quarter gross domestic product growth number. All sectors made gains in the fourth quarter, led by Energy, which rose along with higher oil prices. In addition, cyclical sectors generally outperformed defensive ones. For the full year, sector performance widely varied. Financial stocks bore the brunt of the fallout from debt woes in the U.S. and Europe, including increased regulation. Defensive sectors, such as Utilities, Consumer Staples, and Health Care significantly outperformed.

The Portfolio trailed its benchmark, the Russell Midcap Growth Index. Relative underperformance was driven primarily by weakness in select Consumer Discretionary and Consumer Staples holdings, while positive stock selection in the Health Care and Materials sectors contributed to relative returns. At the sector level, the Portfolio’s relative performance was driven by relative overweight positions in the Telecommunication Services, Information Technology, Energy,

and Financials sectors, which underperformed the benchmark. The Portfolio’s relative underperformance was also driven by relative underweight positions in the Consumer Staples, Consumer Discretionary, and Health Care sectors which outperformed the benchmark.(1)

During the year, four of the Portfolio’s top contributors to performance were companies that were acquired. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential. Within Energy, Petrohawk Energy Corp., an oil and natural gas exploration and production company, agreed to be acquired by BHP Billiton at a significant premium to the previous close. Similarly, Nalco Holding Co., a company that holds dominant market share in water treatment services to industrial and institutional end markets, as well as integrated water treatment and process improvement services for the petroleum and petrochemical industries, was acquired by Ecolab, Inc. Pharmasset, Inc. was also a top contributor to relative returns after the company agreed to be acquired by Gilead Sciences, Inc. at a significant premium to the previous close. Lastly, SuccessFactors, Inc., a business execution software provider, contributed to relative performance. Its shares rose during the fourth quarter after the company agreed to be acquired by SAP at a significant premium to the previous close.(1)

PetSmart, Inc., the leading provider of pet related supplies, contributed to performance as the company continued to report better than expected sales, earnings growth, and improved margins. We believe PetSmart, Inc. is well positioned to benefit from inflation in pet food and has successfully taken market share from its competitors through unique partnerships with suppliers such as Martha Stewart and GNC.(1)

RealD, Inc., a company that designs, manufactures, and licenses 3D technology, detracted from performance. The company reported disappointing earnings results as the revenues from recently released 3D blockbuster movies lagged those of 3D films that were released previously. Despite the near term headwind, we believe RealD, Inc. is well positioned for growth as its technology continues to be implemented into theatres and more movies are released in 3D. Furthermore, we believe RealD, Inc. will be a beneficiary as 3D movies begin to gain share of the total box office revenues.(1)

We exited our position in Staples, Inc. as its shares continued to detract from performance. While we continue to see long-term opportunity for the company, we sold out of the position as we believe ongoing cyclical challenges and macroeconomic headwinds may weigh on the business for a more extended period of time than we previously believed. We felt it was prudent to exit our position and reallocate the capital to higher conviction ideas in the Portfolio.(1)

Shares of Lamar Advertising Co., the largest outdoor advertising company in the U.S. detracted from performance. Weaker than expected revenue trends in local advertising put pressure on its shares. While, over the longer term, we believe outdoor advertising may gain share of local advertising dollars, we decided to exit our position and allocate capital to higher conviction ideas in the Portfolio.(1)

Within Consumer Staples, Avon Products, Inc. detracted from performance. Its shares declined after the company announced weaker than expected third quarter earnings and lowered fiscal year 2011 revenue guidance. Avon Products, Inc.’s earnings were impacted by disappointing sales in select markets and softer margins due to higher input costs. We continue to believe Avon Products, Inc. may be poised to deliver higher operating margins over the next few

45	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

years as its broad geographic footprint, particularly in Latin America, provides exposure to numerous growing markets. However, we decided to trim our position and allocate capital to higher conviction ideas in the Portfolio.(1)

Northern Trust Corp. detracted from performance. Its shares have come under pressure due to the low interest rate environment, regulatory uncertainty, and macroeconomic headwinds. Despite the challenges presented by a low rate environment, we believe Northern Trust Corp. remains a high quality franchise focused on expanding its business in core markets. In our view, the company has a solid balance sheet and cash position, and we believe that management is focused on rationalizing expenses and carefully managing risk (particularly their European exposure) which we view very positively in the current environment.(1)

We purchased Pioneer Natural Resources Co., an independent oil and gas exploration and production company, during the year. In our view, the company is led by an efficient management team that is dedicated to the growth of the company. We believe Pioneer Natural Resources Co. is well positioned to deliver strong results over the long-term.(1)

During the year, we initiated a position in Urban Outfitters, Inc. The specialty retailer operates numerous successful brands, including Urban Outfitters, Anthropologie, Free People, and Terrain. The company has been rapidly expanding its store base and has demonstrated success in introducing brands to the global marketplace. In addition, we believe management has a demonstrated history of strong execution, producing disciplined capital allocation and consistent sales growth over a multi-year period.(1)

Within Industrials, Iron Mountain, Inc., a leader in records management, data storage, and online backup, contributed to relative performance. Its shares rose after management announced a strategic plan for enhancing shareholder value. While we continue to believe that Iron Mountain, Inc. holds dominant market share position and scale advantages, we decided to take advantage of the run-up in share price and exited our position in the second quarter as the gap between stock price and the economic value of its business closed.(1)

In 2011, macro concerns and swings in sentiment overshadowed the strength of individual company fundamentals, resulting in a volatile year and a difficult one for active managers. While risks remain over strains in Europe, emerging market inflation, slowing global growth and political uncertainty, we remain cautiously optimistic on the U.S. equity market going forward. Company fundamentals remain stronger than ever, as well-capitalized corporations have over one trillion on their balance sheets and are beginning to redeploy cash, signaling confidence in the economy. In our view, earnings should remain resilient given companies’ exposures to secular and global growth and increased financial and operational flexibility. We believe future expected market conditions should favor our approach, as high quality, U.S. large-cap stocks are on sale. U.S. large-cap equities are attractively valued both relative to fixed income as well as to its own history. Finally, fundamentals should be rewarded more as there is more dispersion at the stock level, which should bode well for an active approach.

We continue to invest in companies that are participating in secular growth trends and that are benefiting from exposure to faster growing growth market economies. Our team continues to identify businesses that have strong fundamental characteristics, that possess the ability to preserve or increase their earnings power and generate strong free cash flow, maintain healthy balance sheets, and that are led by quality management teams. While there will continue to be surprises over the course of 2012, we remain encouraged regarding the opportunities for our growth companies. We continue to maintain our investment discipline of buying high quality growth businesses that are trading at attractive valuations for the long-term, a strategy that has served us well historically. In addition, we are increasingly cognizant of risk management at the Portfolio level, particularly in a market environment where periods of extreme volatility and correlations persist.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

46	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	99.7
Money Market Funds Less Net Liabilities	0.3

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. SBA Communications Corp. Class A	3.0
2. PVH Corp.	2.7
3. Cameron International Corp.	2.4
4. C.R. Bard, Inc.	2.3
5. PetSmart, Inc.	2.3
6. Global Payments, Inc.	2.2
7. Amphenol Corp. Class A	2.2
8. Whiting Petroleum Corp.	2.1
9. Pioneer Natural Resources Co.	2.1
10. Equinix, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	24.6
Consumer Discretionary	18.7
Financials	12.7
Health Care	12.2
Energy	11.2
Industrials	9.7
Telecommunication Services	5.8
Materials	3.1
Consumer Staples	1.7

99.7

47

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 99.7%		Shares	Value
CONSUMER DISCRETIONARY – 18.7%
Coinstar, Inc. (Diversified Consumer Svs.)	(a)	24,047	$1,097,505
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		36,784	1,072,989
Newell Rubbermaid, Inc. (Household Durables)		67,374	1,088,090
Groupon, Inc. (Internet & Catalog Retail)	(a)	17,348	357,889
Discovery Communications, Inc. Class A (Media)	(a)	11,510	471,565
Scripps Networks Interactive, Inc. Class A (Media)		20,684	877,415
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	8,533	494,658
Dick’s Sporting Goods, Inc. (Specialty Retail)		15,022	554,011
PetSmart, Inc. (Specialty Retail)		27,227	1,396,473
Tiffany & Co. (Specialty Retail)		9,404	623,109
Urban Outfitters, Inc. (Specialty Retail)	(a)	41,676	1,148,591
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	5,602	261,389
PVH Corp. (Textiles, Apparel & Luxury Goods)		22,972	1,619,296
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,745	379,030

			11,442,011

CONSUMER STAPLES – 1.7%
TreeHouse Foods, Inc. (Food Products)	(a)	4,617	301,859
Avon Products, Inc. (Personal Products)		42,797	747,664

			1,049,523

ENERGY – 11.2%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	29,419	1,447,121
Core Laboratories NV (Energy Equip. & Svs.)		7,695	876,845
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	17,190	1,131,446
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		14,372	1,286,007
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	18,284	795,354
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	27,843	1,299,990

			6,836,762

FINANCIALS – 12.7%
Lazard Ltd. Class A (Capital Markets)		27,373	714,709
Northern Trust Corp. (Capital Markets)		24,938	989,041
T. Rowe Price Group, Inc. (Capital Markets)		14,749	839,956
First Republic Bank (Commercial Banks)	(a)	34,401	1,053,015
SLM Corp. (Consumer Finance)		23,530	315,302
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	9,961	1,200,799
MSCI, Inc. Class A (Diversified Financial Svs.)	(a)	25,507	839,946
Principal Financial Group, Inc. (Insurance)		31,838	783,215
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	67,753	1,031,201

			7,767,182

HEALTH CARE – 12.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	8,526	609,609
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	3,826	131,538
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	17,054	566,363
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	38,727	984,053
C.R. Bard, Inc. (Health Care Equip. & Supplies)		16,734	1,430,757
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,285	594,968
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		32,116	1,101,579
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	17,192	1,107,681
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)	(a)	13,936	486,784
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	2,783	411,077

			7,424,409

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 9.7%
DigitalGlobe, Inc. (Aerospace & Defense)	(a)	22,084	$377,857
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		7,381	515,046
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		27,996	618,152
Quanta Services, Inc. (Construction & Engineering)	(a)	47,103	1,014,599
Rockwell Automation, Inc. (Electrical Equip.)		6,713	492,533
Roper Industries, Inc. (Electrical Equip.)		12,949	1,124,880
Kennametal, Inc. (Machinery)		32,961	1,203,736
Verisk Analytics, Inc. Class A (Professional Svs.)	(a)	14,095	565,632

			5,912,434

INFORMATION TECHNOLOGY – 24.6%
Juniper Networks, Inc. (Communications Equip.)	(a)	11,111	226,776
NetApp, Inc. (Computers & Peripherals)	(a)	27,942	1,013,456
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		29,388	1,333,921
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		28,304	709,581
RealD, Inc. (Electronic Equip., Instr. & Comp.)	(a)	44,926	356,712
Equinix, Inc. (Internet Software & Svs.)	(a)	12,201	1,237,181
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	16,959	729,407
FleetCor Technologies, Inc. (IT Svs.)	(a)	9,730	290,635
Genpact Ltd. (IT Svs.)	(a)	44,714	668,474
Global Payments, Inc. (IT Svs.)		28,518	1,351,183
VeriFone Systems, Inc. (IT Svs.)	(a)	21,811	774,727
Western Union Co. / The (IT Svs.)		54,339	992,230
Altera Corp. (Semiconductors & Equip.)		9,841	365,101
Linear Technology Corp. (Semiconductors & Equip.)		11,139	334,504
NVIDIA Corp. (Semiconductors & Equip.)	(a)	53,438	740,651
Xilinx, Inc. (Semiconductors & Equip.)		35,395	1,134,764
Citrix Systems, Inc. (Software)	(a)	12,732	773,087
MICROS Systems, Inc. (Software)	(a)	6,743	314,089
Rovi Corp. (Software)	(a)	15,197	373,542
Salesforce.com, Inc. (Software)	(a)	9,725	986,699
Zynga, Inc. Class A (Software)	(a)	29,992	282,225

			14,988,945

MATERIALS – 3.1%
Airgas, Inc. (Chemicals)		8,700	679,296
Ecolab, Inc. (Chemicals)		21,218	1,226,613

			1,905,909

TELECOMMUNICATION SERVICES – 5.8%
tw telecom, Inc. (Diversified Telecom. Svs.)	(a)	45,217	876,305
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	19,305	864,864
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	42,167	1,811,494

			3,552,664

Total Common Stocks (Cost $58,897,511)			$60,879,838

48	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2011

Money Market Funds – 0.4%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		220,000	$220,000

Total Money Market Funds (Cost $220,000)			$220,000

Total Investments – 100.1% (Cost $59,117,511)	(b)		$61,099,838
Liabilities in Excess of Other Assets – (0.1)%			(36,848)

Net Assets – 100.0%			$61,062,990

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

49

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	1.77%
Five years	-0.70%
Ten years	2.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the S&P 500® Index Portfolio returned 1.77% versus 2.11% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in the SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The largest contributors to the index return for 2011 were Apple, Inc., Exxon Mobil Corp., International Business Machines Corp., Philip Morris International, Inc., and Pfizer, Inc. The largest detractors from the index return for 2011 were Bank of America Corp., Citigroup, Inc., The Goldman Sachs Group, Inc., JPMorgan Chase & Co., and Hewlett-Packard Co.(1)

Stocks managed to have positive returns in 2011 despite the European debt crisis, gridlock in Washington, and worries about the strength of the U.S. economic recovery. The year was marked by above average volatility as equities were moved by macro economic events. Fundamental financial analysis took a backseat to news of the strength of the Euro, U.S. budget fights on Capitol Hill, and sovereign credit downgrades.

Moving into 2012, we see the U.S. economy continuing to improve. Equity indices are trading at very low historical price to earning ratios, with companies’ earnings expected to continue to rise in 2012. We expect 2012 to be a good year for equities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

50	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	98.2
Exchange Traded Funds	1.6
Commercial Paper Less Net Liabilities	0.2

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Exxon Mobil Corp.	3.5
2. Apple, Inc.	3.3
3. International Business Machines Corp.	1.9
4. Chevron Corp.	1.8
5. Microsoft Corp.	1.7
6. General Electric Co.	1.6
7. SPDR S&P 500 ETF Trust	1.6
8. Procter & Gamble Co. / The	1.6
9. AT&T, Inc.	1.5
10. Johnson & Johnson	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	18.7
Financials	13.4
Energy	12.0
Health Care	11.7
Consumer Staples	11.3
Consumer Discretionary	10.5
Industrials	10.5
Utilities	3.8
Materials	3.4
Telecommunication Services	2.9

98.2

51

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 98.2%		Shares	Value
CONSUMER DISCRETIONARY – 10.5%
BorgWarner, Inc. (Auto Components)	(a)	1,600	$101,984
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	3,600	51,012
Johnson Controls, Inc. (Auto Components)		10,000	312,600
Ford Motor Co. (Automobiles)	(a)	55,987	602,420
Harley-Davidson, Inc. (Automobiles)		3,400	132,158
Genuine Parts Co. (Distributors)		2,300	140,760
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	1,700	91,579
DeVry, Inc. (Diversified Consumer Svs.)		900	34,614
H&R Block, Inc. (Diversified Consumer Svs.)		4,300	70,219
Carnival Corp. (Hotels, Restaurants & Leisure)		6,700	218,688
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	450	151,983
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		1,900	86,602
International Game Technology (Hotels, Restaurants & Leisure)		4,400	75,680
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		3,946	115,105
McDonald’s Corp. (Hotels, Restaurants & Leisure)		15,100	1,514,983
Starbucks Corp. (Hotels, Restaurants & Leisure)		11,000	506,110
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		2,800	134,316
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,260	85,496
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,200	132,588
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		6,800	401,268
D.R. Horton, Inc. (Household Durables)		4,100	51,701
Harman International Industries, Inc. (Household Durables)		1,000	38,040
Leggett & Platt, Inc. (Household Durables)		2,000	46,080
Lennar Corp. Class A (Household Durables)		2,400	47,160
Newell Rubbermaid, Inc. (Household Durables)		4,300	69,445
PulteGroup, Inc. (Household Durables)	(a)	4,950	31,234
Whirlpool Corp. (Household Durables)		1,155	54,805
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	5,350	926,085
Expedia, Inc. (Internet & Catalog Retail)		1,400	40,628
Netflix, Inc. (Internet & Catalog Retail)	(a)	850	58,896
priceline.com, Inc. (Internet & Catalog Retail)	(a)	725	339,090
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	1,400	35,294
Hasbro, Inc. (Leisure Equip. & Products)		1,700	54,213
Mattel, Inc. (Leisure Equip. & Products)		5,000	138,800
Cablevision Systems Corp. Class A (Media)		3,200	45,504
CBS Corp. Class B (Media)		9,650	261,901
Comcast Corp. Class A (Media)		40,153	952,028
DIRECTV Class A (Media)	(a)	10,400	444,704
Discovery Communications, Inc. Class A (Media)	(a)	3,900	159,783
Gannett Co., Inc. (Media)		3,500	46,795
Interpublic Group of Cos., Inc. / The (Media)		6,823	66,388
McGraw-Hill Cos., Inc. / The (Media)		4,300	193,371
News Corp. Class A (Media)		32,300	576,232
Omnicom Group, Inc. (Media)		4,100	182,778
Scripps Networks Interactive, Inc. Class A (Media)		1,400	59,388
Time Warner Cable, Inc. (Media)		4,732	300,813
Time Warner, Inc. (Media)		14,766	533,643
Viacom, Inc. Class B (Media)		8,150	370,091
Walt Disney Co. / The (Media)		26,400	990,000
Washington Post Co. / The Class B (Media)		75	28,261
Big Lots, Inc. (Multiline Retail)	(a)	1,000	37,760
Dollar Tree, Inc. (Multiline Retail)	(a)	1,800	149,598
Family Dollar Stores, Inc. (Multiline Retail)		1,700	98,022
J.C. Penney Co., Inc. (Multiline Retail)		2,100	73,815
Kohl’s Corp. (Multiline Retail)		3,700	182,595
Macy’s, Inc. (Multiline Retail)		6,176	198,744
Nordstrom, Inc. (Multiline Retail)		2,400	119,304
Sears Holdings Corp. (Multiline Retail)	(a)	601	19,100
Target Corp. (Multiline Retail)		9,900	507,078
Abercrombie & Fitch Co. Class A (Specialty Retail)		1,300	63,492

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
AutoNation, Inc. (Specialty Retail)	(a)	700	$25,809
AutoZone, Inc. (Specialty Retail)	(a)	425	138,112
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,500	202,895
Best Buy Co., Inc. (Specialty Retail)		4,275	99,907
CarMax, Inc. (Specialty Retail)	(a)	3,300	100,584
GameStop Corp. Class A (Specialty Retail)	(a)	2,000	48,260
Gap, Inc. / The (Specialty Retail)		5,150	95,532
Home Depot, Inc. / The (Specialty Retail)		22,700	954,308
Lowe’s Cos., Inc. (Specialty Retail)		18,400	466,992
Limited Brands, Inc. (Specialty Retail)		3,600	145,260
Orchard Supply Hardware Stores Corp. Class A (Specialty Retail)	(a)(b)	27	99
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	1,900	151,905
Ross Stores, Inc. (Specialty Retail)		3,400	161,602
Staples, Inc. (Specialty Retail)		10,300	143,067
Tiffany & Co. (Specialty Retail)		1,900	125,894
TJX Cos., Inc. (Specialty Retail)		5,600	361,480
Urban Outfitters, Inc. (Specialty Retail)	(a)	1,600	44,096
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4,300	262,472
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		5,500	530,035
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		900	124,272
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,300	165,087

			17,900,492

CONSUMER STAPLES – 11.3%
Beam, Inc. (Beverages)		2,300	117,829
Brown-Forman Corp. Class B (Beverages)		1,450	116,739
Coca-Cola Co. / The (Beverages)		33,400	2,336,998
Coca-Cola Enterprises, Inc. (Beverages)		4,600	118,588
Constellation Brands, Inc. Class A (Beverages)	(a)	2,600	53,742
Dr Pepper Snapple Group, Inc. (Beverages)		3,200	126,336
Molson Coors Brewing Co. Class B (Beverages)		2,300	100,142
PepsiCo, Inc. (Beverages)		23,047	1,529,168
Costco Wholesale Corp. (Food & Staples Retailing)		6,400	533,248
CVS Caremark Corp. (Food & Staples Retailing)		19,120	779,714
Kroger Co. / The (Food & Staples Retailing)		8,800	213,136
Safeway, Inc. (Food & Staples Retailing)		5,000	105,200
SUPERVALU, Inc. (Food & Staples Retailing)		3,119	25,326
Sysco Corp. (Food & Staples Retailing)		8,700	255,171
Walgreen Co. (Food & Staples Retailing)		13,100	433,086
Wal-Mart Stores, Inc. (Food & Staples Retailing)		25,700	1,535,832
Whole Foods Market, Inc. (Food & Staples Retailing)		2,400	166,992
Archer-Daniels-Midland Co. (Food Products)		9,850	281,710
Campbell Soup Co. (Food Products)		2,600	86,424
ConAgra Foods, Inc. (Food Products)		6,100	161,040
Dean Foods Co. (Food Products)	(a)	2,700	30,240
General Mills, Inc. (Food Products)		9,500	383,895
Hershey Co. / The (Food Products)		2,300	142,094
H.J. Heinz Co. (Food Products)		4,700	253,988
Hormel Foods Corp. (Food Products)		2,000	58,580
J.M. Smucker Co. / The (Food Products)		1,700	132,889
Kellogg Co. (Food Products)		3,600	182,052
Kraft Foods, Inc. Class A (Food Products)		25,976	970,463
McCormick & Co., Inc. (Food Products)		2,000	100,840
Mead Johnson Nutrition Co. (Food Products)		2,951	202,822
Sara Lee Corp. (Food Products)		8,700	164,604
Tyson Foods, Inc. Class A (Food Products)		4,300	88,752
Clorox Co. / The (Household Products)		1,900	126,464
Colgate-Palmolive Co. (Household Products)		7,100	655,969
Kimberly-Clark Corp. (Household Products)		5,800	426,648
Procter & Gamble Co. / The (Household Products)		40,522	2,703,223
Avon Products, Inc. (Personal Products)		6,300	110,061
Estee Lauder Cos., Inc. / The Class A (Personal Products)		1,600	179,712
Altria Group, Inc. (Tobacco)		30,300	898,395

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2011

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Lorillard, Inc. (Tobacco)		1,997	$227,658
Philip Morris International, Inc. (Tobacco)		25,600	2,009,088
Reynolds American, Inc. (Tobacco)		5,000	207,100

			19,331,958

ENERGY – 12.0%
Baker Hughes, Inc. (Energy Equip. & Svs.)		6,441	313,290
Cameron International Corp. (Energy Equip. & Svs.)	(a)	3,600	177,084
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,000	55,260
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	3,500	182,805
Halliburton Co. (Energy Equip. & Svs.)		13,500	465,885
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		1,600	93,376
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	4,200	72,828
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		6,200	421,538
Noble Corp. (Energy Equip. & Svs.)	(a)	3,700	111,814
Rowan Cos., Inc. (Energy Equip. & Svs.)	(a)	1,800	54,594
Schlumberger Ltd. (Energy Equip. & Svs.)		19,747	1,348,918
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,240	66,193
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		7,300	557,209
Apache Corp. (Oil, Gas & Consumable Fuels)		5,672	513,770
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		1,500	113,850
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		9,700	216,213
Chevron Corp. (Oil, Gas & Consumable Fuels)		29,338	3,121,563
ConocoPhillips (Oil, Gas & Consumable Fuels)		19,500	1,420,965
Consol Energy, Inc. (Oil, Gas & Consumable Fuels)		3,300	121,110
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,800	87,580
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		5,900	365,800
El Paso Corp. (Oil, Gas & Consumable Fuels)		11,400	302,898
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3,950	389,115
EQT Corp. (Oil, Gas & Consumable Fuels)		2,200	120,538
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		70,564	5,981,005
Hess Corp. (Oil, Gas & Consumable Fuels)		4,400	249,920
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		10,320	302,066
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,260	175,105
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		2,800	156,072
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	2,000	75,460
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		2,600	245,414
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		11,900	1,115,030
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		4,000	132,440
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,800	161,064
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		2,600	76,180
Range Resources Corp. (Oil, Gas & Consumable Fuels)		2,300	142,462
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	5,100	162,894
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		9,618	295,754
Sunoco, Inc. (Oil, Gas & Consumable Fuels)		1,600	65,632
Tesoro Corp. (Oil, Gas & Consumable Fuels)	(a)	2,100	49,056
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		8,200	172,610
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		8,700	287,274

			20,539,634

FINANCIALS – 13.4%
Ameriprise Financial, Inc. (Capital Markets)		3,380	167,783
Bank of New York Mellon Corp. / The (Capital Markets)		17,811	354,617
BlackRock, Inc. (Capital Markets)		1,500	267,360
Charles Schwab Corp. / The (Capital Markets)		15,900	179,034

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
E*Trade Financial Corp. (Capital Markets)	(a)	3,690	$29,372
Federated Investors, Inc. Class B (Capital Markets)		1,400	21,210
Franklin Resources, Inc. (Capital Markets)		2,100	201,726
Goldman Sachs Group, Inc. / The (Capital Markets)		7,250	655,618
Invesco Ltd. (Capital Markets)		6,600	132,594
Legg Mason, Inc. (Capital Markets)		1,800	43,290
Morgan Stanley (Capital Markets)		21,800	329,834
Northern Trust Corp. (Capital Markets)		3,500	138,810
State Street Corp. (Capital Markets)		7,200	290,232
T. Rowe Price Group, Inc. (Capital Markets)		3,700	210,715
BB&T Corp. (Commercial Banks)		10,300	259,251
Comerica, Inc. (Commercial Banks)		2,900	74,820
Fifth Third Bancorp (Commercial Banks)		13,550	172,356
First Horizon National Corp. (Commercial Banks)		3,864	30,912
Huntington Bancshares, Inc. (Commercial Banks)		12,700	69,723
KeyCorp (Commercial Banks)		14,000	107,660
M&T Bank Corp. (Commercial Banks)		1,800	137,412
PNC Financial Services Group, Inc. (Commercial Banks)		7,742	446,481
Regions Financial Corp. (Commercial Banks)		18,575	79,873
SunTrust Banks, Inc. (Commercial Banks)		7,900	139,830
U.S. Bancorp (Commercial Banks)		28,090	759,835
Wells Fargo & Co. (Commercial Banks)		77,613	2,139,014
Zions Bancorporation (Commercial Banks)		2,700	43,956
American Express Co. (Consumer Finance)		14,900	702,833
Capital One Financial Corp. (Consumer Finance)		6,773	286,430
Discover Financial Services (Consumer Finance)		8,050	193,200
SLM Corp. (Consumer Finance)		7,500	100,500
Bank of America Corp. (Diversified Financial Svs.)		149,227	829,702
Citigroup, Inc. (Diversified Financial Svs.)		43,036	1,132,277
CME Group, Inc. (Diversified Financial Svs.)		975	237,578
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,100	132,605
JPMorgan Chase & Co. (Diversified Financial Svs.)		55,943	1,860,105
Leucadia National Corp. (Diversified Financial Svs.)		2,900	65,946
Moody’s Corp. (Diversified Financial Svs.)		2,900	97,672
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)	(a)	1,900	46,569
NYSE Euronext (Diversified Financial Svs.)		3,900	101,790
ACE Ltd. (Insurance)		5,000	350,600
Aflac, Inc. (Insurance)		6,900	298,494
Allstate Corp. / The (Insurance)		7,400	202,834
American International Group, Inc. (Insurance)	(a)	6,395	148,364
Aon Corp. (Insurance)		4,800	224,640
Assurant, Inc. (Insurance)		1,400	57,484
Berkshire Hathaway, Inc. Class B (Insurance)	(a)	25,891	1,975,483
Chubb Corp. / The (Insurance)		4,100	283,802
Cincinnati Financial Corp. (Insurance)		2,366	72,068
Genworth Financial, Inc. Class A (Insurance)	(a)	7,200	47,160
Hartford Financial Services Group, Inc. (Insurance)		6,600	107,250
Lincoln National Corp. (Insurance)		4,486	87,118
Loews Corp. (Insurance)		4,461	167,957
Marsh & McLennan Cos., Inc. (Insurance)		7,900	249,798
MetLife, Inc. (Insurance)		15,600	486,408
Principal Financial Group, Inc. (Insurance)		4,500	110,700
Progressive Corp. / The (Insurance)		9,100	177,541
Prudential Financial, Inc. (Insurance)		6,900	345,828
Torchmark Corp. (Insurance)		1,550	67,255
Travelers Cos., Inc. / The (Insurance)		6,059	358,511
Unum Group (Insurance)		4,300	90,601
XL Group Plc (Insurance)		4,700	92,919
American Tower Corp. Class A (Real Estate Investment Trusts)		5,800	348,058
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		1,773	40,619
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		1,431	186,889
Boston Properties, Inc. (Real Estate Investment Trusts)		2,200	219,120

53	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2011

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Equity Residential (Real Estate Investment Trusts)		4,400	$250,932
HCP, Inc. (Real Estate Investment Trusts)		6,000	248,580
Health Care REIT, Inc. (Real Estate Investment Trusts)		2,800	152,684
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		10,402	153,638
Kimco Realty Corp. (Real Estate Investment Trusts)		6,000	97,440
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		2,400	87,744
ProLogis, Inc. (Real Estate Investment Trusts)		6,739	192,668
Public Storage (Real Estate Investment Trusts)		2,100	282,366
Simon Property Group, Inc. (Real Estate Investment Trusts)		4,362	562,436
Ventas, Inc. (Real Estate Investment Trusts)		4,200	231,546
Vornado Realty Trust (Real Estate Investment Trusts)		2,693	206,984
Weyerhaeuser Co. (Real Estate Investment Trusts)		7,863	146,802
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	4,800	73,056
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		7,800	48,750
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		5,300	68,105

			22,871,757

HEALTH CARE – 11.7%
Amgen, Inc. (Biotechnology)		11,706	751,642
Biogen Idec, Inc. (Biotechnology)	(a)	3,545	390,127
Celgene Corp. (Biotechnology)	(a)	6,500	439,400
Gilead Sciences, Inc. (Biotechnology)	(a)	11,100	454,323
Baxter International, Inc. (Health Care Equip. & Supplies)		8,300	410,684
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,200	239,104
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	21,803	116,428
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,300	111,150
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	3,350	85,124
Covidien PLC (Health Care Equip. & Supplies)		7,100	319,571
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,100	73,479
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	1,700	120,190
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	575	266,231
Medtronic, Inc. (Health Care Equip. & Supplies)		15,500	592,875
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		4,700	161,210
Stryker Corp. (Health Care Equip. & Supplies)		4,800	238,608
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,700	114,121
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)	(a)	2,670	142,631
Aetna, Inc. (Health Care Providers & Svs.)		5,300	223,607
AmerisourceBergen Corp. (Health Care Providers & Svs.)		3,800	141,322
Cardinal Health, Inc. (Health Care Providers & Svs.)		5,100	207,111
Cigna Corp. (Health Care Providers & Svs.)		4,200	176,400
Coventry Health Care, Inc. (Health Care Providers & Svs.)	(a)	2,100	63,777
DaVita, Inc. (Health Care Providers & Svs.)	(a)	1,400	106,134
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)	7,200	321,768
Humana, Inc. (Health Care Providers & Svs.)		2,400	210,264
Laboratory Corp of America Holdings (Health Care Providers & Svs.)	(a)	1,500	128,955
McKesson Corp. (Health Care Providers & Svs.)		3,600	280,476
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	5,676	317,288
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,400	41,328
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,300	133,538

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6,350	$32,576
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		15,700	795,676
WellPoint, Inc. (Health Care Providers & Svs.)		5,100	337,875
Cerner Corp. (Health Care Technology)	(a)	2,100	128,625
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)	(a)	5,100	178,143
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	2,617	101,827
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		1,700	34,000
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	(a)	5,600	251,832
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,300	96,265
Abbott Laboratories (Pharmaceuticals)		22,900	1,287,667
Allergan, Inc. (Pharmaceuticals)		4,500	394,830
Bristol-Myers Squibb Co. (Pharmaceuticals)		24,969	879,908
Eli Lilly & Co. (Pharmaceuticals)		15,000	623,400
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	3,900	118,014
Hospira, Inc. (Pharmaceuticals)	(a)	2,410	73,192
Johnson & Johnson (Pharmaceuticals)		40,200	2,636,316
Merck & Co., Inc. (Pharmaceuticals)		44,894	1,692,504
Mylan, Inc. (Pharmaceuticals)	(a)	6,300	135,198
Perrigo Co. (Pharmaceuticals)		1,400	136,220
Pfizer, Inc. (Pharmaceuticals)		113,110	2,447,700
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	1,900	114,646

			19,875,280

INDUSTRIALS – 10.5%
Boeing Co. / The (Aerospace & Defense)		10,900	799,515
General Dynamics Corp. (Aerospace & Defense)		5,200	345,332
Goodrich Corp. (Aerospace & Defense)		1,800	222,660
Honeywell International, Inc. (Aerospace & Defense)		11,400	619,590
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,500	100,020
Lockheed Martin Corp. (Aerospace & Defense)		3,900	315,510
Northrop Grumman Corp. (Aerospace & Defense)		3,800	222,224
Precision Castparts Corp. (Aerospace & Defense)		2,100	346,059
Raytheon Co. (Aerospace & Defense)		5,100	246,738
Rockwell Collins, Inc. (Aerospace & Defense)		2,200	121,814
Textron, Inc. (Aerospace & Defense)		4,100	75,809
United Technologies Corp. (Aerospace & Defense)		13,300	972,097
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,400	167,472
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,100	126,976
FedEx Corp. (Air Freight & Logistics)		4,700	392,497
United Parcel Service, Inc. Class B (Air Freight & Logistics)		14,200	1,039,298
Southwest Airlines Co. (Airlines)		11,500	98,440
Masco Corp. (Building Products)		5,300	55,544
Avery Dennison Corp. (Commercial Svs. & Supplies)		1,500	43,020
Cintas Corp. (Commercial Svs. & Supplies)		1,600	55,696
Iron Mountain, Inc. (Commercial Svs. & Supplies)		2,700	83,160
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		2,900	53,766
Republic Services, Inc. (Commercial Svs. & Supplies)		4,680	128,934
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		2,800	40,404
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,300	101,296
Waste Management, Inc. (Commercial Svs. & Supplies)		6,800	222,428
Fluor Corp. (Construction & Engineering)		2,500	125,625
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	1,900	77,102
Quanta Services, Inc. (Construction & Engineering)	(a)	3,100	66,774
Cooper Industries PLC (Electrical Equip.)		2,300	124,545
Emerson Electric Co. (Electrical Equip.)		10,800	503,172
Rockwell Automation, Inc. (Electrical Equip.)		2,100	154,077

54	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2011

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Roper Industries, Inc. (Electrical Equip.)		1,400	$121,618
3M Co. (Industrial Conglomerates)		10,300	841,819
Danaher Corp. (Industrial Conglomerates)		8,400	395,136
General Electric Co. (Industrial Conglomerates)		155,400	2,783,214
Tyco International Ltd. (Industrial Conglomerates)		6,800	317,628
Caterpillar, Inc. (Machinery)		9,500	860,700
Cummins, Inc. (Machinery)		2,800	246,456
Deere & Co. (Machinery)		6,100	471,835
Dover Corp. (Machinery)		2,700	156,735
Eaton Corp. (Machinery)		4,900	213,297
Flowserve Corp. (Machinery)		800	79,456
Illinois Tool Works, Inc. (Machinery)		7,100	331,641
Ingersoll-Rand PLC (Machinery)		4,600	140,162
Joy Global, Inc. (Machinery)		1,500	112,455
PACCAR, Inc. (Machinery)		5,312	199,041
Pall Corp. (Machinery)		1,700	97,155
Parker Hannifin Corp. (Machinery)		2,200	167,750
Snap-On, Inc. (Machinery)		900	45,558
Stanley Black & Decker, Inc. (Machinery)		2,447	165,417
Xylem, Inc. (Machinery)		2,700	69,363
Dun & Bradstreet Corp. / The (Professional Svs.)		700	52,381
Equifax, Inc. (Professional Svs.)		1,800	69,732
Robert Half International, Inc. (Professional Svs.)		2,100	59,766
CSX Corp. (Road & Rail)		15,500	326,430
Norfolk Southern Corp. (Road & Rail)		4,900	357,014
Ryder System, Inc. (Road & Rail)		800	42,512
Union Pacific Corp. (Road & Rail)		7,100	752,174
Fastenal Co. (Trading Companies & Distributors)		4,300	187,523
W.W. Grainger, Inc. (Trading Companies & Distributors)		900	168,471

			17,880,033

INFORMATION TECHNOLOGY – 18.7%
Cisco Systems, Inc. (Communications Equip.)		79,100	1,430,128
F5 Networks, Inc. (Communications Equip.)	(a)	1,200	127,344
Harris Corp. (Communications Equip.)		1,700	61,268
JDS Uniphase Corp. (Communications Equip.)	(a)	3,375	35,235
Juniper Networks, Inc. (Communications Equip.)	(a)	7,700	157,157
Motorola Mobility Holdings, Inc. (Communications Equip.)	(a)	3,875	150,350
Motorola Solutions, Inc. (Communications Equip.)		4,214	195,066
QUALCOMM, Inc. (Communications Equip.)		24,700	1,351,090
Apple, Inc. (Computers & Peripherals)	(a)	13,700	5,548,500
Dell, Inc. (Computers & Peripherals)	(a)	22,500	329,175
EMC Corp. (Computers & Peripherals)	(a)	30,000	646,200
Hewlett-Packard Co. (Computers & Peripherals)		29,200	752,192
Lexmark International, Inc. Class A (Computers & Peripherals)		1,100	36,377
NetApp, Inc. (Computers & Peripherals)	(a)	5,300	192,231
SanDisk Corp. (Computers & Peripherals)	(a)	3,500	172,235
Western Digital Corp. (Computers & Peripherals)	(a)	3,400	105,230
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,400	108,936
Corning, Inc. (Electronic Equip., Instr. & Comp.)		23,100	299,838
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		2,300	57,661
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		2,700	53,082
Molex, Inc. (Electronic Equip., Instr. & Comp.)		2,000	47,720
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		6,200	191,022
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	2,600	83,928
eBay, Inc. (Internet Software & Svs.)	(a)	16,900	512,577
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,725	2,405,978
VeriSign, Inc. (Internet Software & Svs.)		2,300	82,156
Yahoo!, Inc. (Internet Software & Svs.)	(a)	18,300	295,179
Accenture PLC Class A (IT Svs.)		9,400	500,362
Automatic Data Processing, Inc. (IT Svs.)		7,200	388,872
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,400	282,964

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Computer Sciences Corp. (IT Svs.)		2,300	$54,510
Fidelity National Information Services, Inc. (IT Svs.)		3,600	95,724
Fiserv, Inc. (IT Svs.)	(a)	2,100	123,354
International Business Machines Corp. (IT Svs.)		17,350	3,190,318
Mastercard, Inc. Class A (IT Svs.)		1,575	587,192
Paychex, Inc. (IT Svs.)		4,700	141,517
SAIC, Inc. (IT Svs.)	(a)	4,100	50,389
Teradata Corp. (IT Svs.)	(a)	2,500	121,275
Total System Services, Inc. (IT Svs.)		2,377	46,494
Visa, Inc. (IT Svs.)		7,500	761,475
Western Union Co. / The (IT Svs.)		9,147	167,024
Xerox Corp. (Office Electronics)		20,402	162,400
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	8,600	46,440
Altera Corp. (Semiconductors & Equip.)		4,700	174,370
Analog Devices, Inc. (Semiconductors & Equip.)		4,400	157,432
Applied Materials, Inc. (Semiconductors & Equip.)		19,200	205,632
Broadcom Corp. Class A (Semiconductors & Equip.)	(a)	7,150	209,924
First Solar, Inc. (Semiconductors & Equip.)	(a)	850	28,696
Intel Corp. (Semiconductors & Equip.)		75,000	1,818,750
KLA-Tencor Corp. (Semiconductors & Equip.)		2,500	120,625
Linear Technology Corp. (Semiconductors & Equip.)		3,400	102,102
LSI Corp. (Semiconductors & Equip.)	(a)	8,300	49,385
Microchip Technology, Inc. (Semiconductors & Equip.)		2,800	102,564
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	14,500	91,205
Novellus Systems, Inc. (Semiconductors & Equip.)	(a)	1,000	41,290
NVIDIA Corp. (Semiconductors & Equip.)	(a)	9,000	124,740
Teradyne, Inc. (Semiconductors & Equip.)	(a)	2,700	36,801
Texas Instruments, Inc. (Semiconductors & Equip.)		16,800	489,048
Xilinx, Inc. (Semiconductors & Equip.)		3,900	125,034
Adobe Systems, Inc. (Software)	(a)	7,200	203,544
Autodesk, Inc. (Software)	(a)	3,300	100,089
BMC Software, Inc. (Software)	(a)	2,500	81,950
CA, Inc. (Software)		5,400	109,161
Citrix Systems, Inc. (Software)	(a)	2,700	163,944
Electronic Arts, Inc. (Software)	(a)	4,900	100,940
Intuit, Inc. (Software)		4,400	231,396
Microsoft Corp. (Software)		110,200	2,860,792
Oracle Corp. (Software)		57,900	1,485,135
Red Hat, Inc. (Software)	(a)	2,800	115,612
Salesforce.com, Inc. (Software)	(a)	2,000	202,920
Symantec Corp. (Software)	(a)	10,894	170,491

			31,851,737

MATERIALS – 3.4%
Air Products & Chemicals, Inc. (Chemicals)		3,100	264,089
Airgas, Inc. (Chemicals)		1,000	78,080
CF Industries Holdings, Inc. (Chemicals)		950	137,731
Dow Chemical Co. / The (Chemicals)		17,400	500,424
Eastman Chemical Co. (Chemicals)		2,000	78,120
Ecolab, Inc. (Chemicals)		4,400	254,364
E.I. du Pont de Nemours & Co. (Chemicals)		13,600	622,608
FMC Corp. (Chemicals)		1,000	86,040
International Flavors & Fragrances, Inc. (Chemicals)		1,200	62,904
Monsanto Co. (Chemicals)		7,886	552,572
Mosaic Co. / The (Chemicals)		4,400	221,892
PPG Industries, Inc. (Chemicals)		2,300	192,027
Praxair, Inc. (Chemicals)		4,400	470,360
Sherwin-Williams Co. / The (Chemicals)		1,300	116,051
Sigma-Aldrich Corp. (Chemicals)		1,800	112,428
Vulcan Materials Co. (Construction Materials)		1,900	74,765
Ball Corp. (Containers & Packaging)		2,400	85,704
Bemis Co., Inc. (Containers & Packaging)		1,500	45,120
Owens-Illinois, Inc. (Containers & Packaging)	(a)	2,400	46,512
Sealed Air Corp. (Containers & Packaging)		2,400	41,304
Alcoa, Inc. (Metals & Mining)		15,700	135,805
Allegheny Technologies, Inc. (Metals & Mining)		1,600	76,480
Cliffs Natural Resources, Inc. (Metals & Mining)		2,100	130,935

55	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2011

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		13,952	$513,294
Newmont Mining Corp. (Metals & Mining)		7,300	438,073
Nucor Corp. (Metals & Mining)		4,700	185,979
Titanium Metals Corp. (Metals & Mining)		1,200	17,976
United States Steel Corp. (Metals & Mining)		2,100	55,566
International Paper Co. (Paper & Forest Products)		6,400	189,440
MeadWestvaco Corp. (Paper & Forest Products)		2,500	74,875

			5,861,518

TELECOMMUNICATION SERVICES – 2.9%
AT&T, Inc. (Diversified Telecom. Svs.)		87,278	2,639,287
CenturyLink, Inc. (Diversified Telecom. Svs.)		9,072	337,478
Frontier Communications Corp. (Diversified Telecom. Svs.)		14,641	75,401
Verizon Communications, Inc. (Diversified Telecom. Svs.)		41,700	1,673,004
Windstream Corp. (Diversified Telecom. Svs.)		8,596	100,917
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	4,300	37,324
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	44,132	103,269

			4,966,680

UTILITIES – 3.8%
American Electric Power Co., Inc. (Electric Utilities)		7,100	293,301
Duke Energy Corp. (Electric Utilities)		19,636	431,992
Edison International (Electric Utilities)		4,800	198,720
Entergy Corp. (Electric Utilities)		2,600	189,930
Exelon Corp. (Electric Utilities)		9,800	425,026
FirstEnergy Corp. (Electric Utilities)		6,134	271,736
NextEra Energy, Inc. (Electric Utilities)		6,200	377,456
Northeast Utilities (Electric Utilities)		2,600	93,782
Pepco Holdings, Inc. (Electric Utilities)		3,300	66,990
Pinnacle West Capital Corp. (Electric Utilities)		1,600	77,088
PPL Corp. (Electric Utilities)		8,500	250,070
Progress Energy, Inc. (Electric Utilities)		4,300	240,886
Southern Co. / The (Electric Utilities)		12,700	587,883
AGL Resources, Inc. (Gas Utilities)		1,686	71,250
ONEOK, Inc. (Gas Utilities)		1,500	130,035
AES Corp. / The (Ind. Power Prod. & Energy Traders)	(a)	9,500	112,480
Constellation Energy Group, Inc. (Ind. Power Prod. & Energy Traders)		3,000	119,010
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(a)	3,400	61,608

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
Ameren Corp. (Multi-Utilities)		3,600	$119,268
CenterPoint Energy, Inc. (Multi-Utilities)		6,300	126,567
CMS Energy Corp. (Multi-Utilities)		3,700	81,696
Consolidated Edison, Inc. (Multi-Utilities)		4,300	266,729
Dominion Resources, Inc. (Multi-Utilities)		8,400	445,872
DTE Energy Co. (Multi-Utilities)		2,500	136,125
Integrys Energy Group, Inc. (Multi-Utilities)		1,112	60,248
NiSource, Inc. (Multi-Utilities)		4,100	97,621
PG&E Corp. (Multi-Utilities)		6,000	247,320
Public Service Enterprise Group, Inc. (Multi-Utilities)		7,400	244,274
SCANA Corp. (Multi-Utilities)		1,700	76,602
Sempra Energy (Multi-Utilities)		3,500	192,500
TECO Energy, Inc. (Multi-Utilities)		3,200	61,248
Wisconsin Energy Corp. (Multi-Utilities)		3,400	118,864
Xcel Energy, Inc. (Multi-Utilities)		7,100	196,244

			6,470,421

Total Common Stocks (Cost $142,813,541)			$167,549,510

Preferred Stocks – 0.0%		Shares	Value
CONSUMER DISCRETIONARY – 0.0%
Orchard Supply Hardware Stores Corp. (Specialty Retail)	(b)	27	$99

Total Preferred Stocks (Cost $0)			$99

Exchange Traded Funds – 1.6%		Shares	Value
SPDR S&P 500 ETF Trust		21,675	$2,720,213

Total Exchange Traded Funds (Cost $2,683,562)			$2,720,213

Commercial Paper – 0.2%		Face Amount	Amortized Cost
HSBC Finance Corp. 0.030%, 01/03/2012		$441,000	$441,000

Total Commercial Paper (Cost $441,000)			$441,000

Total Investments – 100.0% (Cost $145,938,103)	(c)		$170,710,822
Liabilities in Excess of Other Assets – 0.0%			(31,615)

Net Assets – 100.0%			$170,679,207

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	A market quotation for this investment was not readily available at December 31, 2011. As discussed in Note 2 of the Notes to Financial Statements, the prices for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. These securities represent $198, or 0.0% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

56

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	14.03%
Five years	-1.39%
Ten years	2.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Strategic Value Portfolio returned 14.03% versus 12.42% for the current benchmark, the Dow Jones U.S. Select Dividend Index.

The year began full of hope and optimism as robust consumer spending and domestic manufacturing data translated to expectations of continued and sustainable growth for 2011. Corporate earnings got off to a good start and the markets responded accordingly, jumping up handsomely in January and February. However, events in March took some luster off of the first quarter’s shine. Japan endured a horrific earthquake, tsunami, and nuclear disaster while war waged in Libya, courtesy of Moammar Gadhafi. Domestically, housing continued to weaken and consumer confidence took a hit, but the quarter was still able to pull off a positive return.

With the arrival of spring came continued cause for concern. The global economy was beginning to feel the effects of March’s natural disaster in Japan as supply chain issues began to impact business, especially automobile inventories. The rapid growth in China appeared to be slowing. U.S. debt ceiling talks in Congress were not progressing well and the inability to reach compromises on spending cuts foreshadowed future difficulties. The U.S. labor market was struggling, and manufacturing reports that had been positive at the beginning of the year began to turn sour. European debt concerns then came into the spotlight, roiling markets. Debt downgrades hit several countries within the European Union including Greece, Italy, and Spain, and a Greek default began to seem more and more plausible. Contagion fears among European sovereigns spooked investors, especially as political leaders in Europe seemed unable to come up with a resolution to their problems. The quarter finished rather flat, but the momentum of the markets was clearly negative as the year reached its halfway point.

As the market headed south, economic data within the U.S. did too. Unemployment ticked up in July and, consequently, manufacturing and consumer spending slowed as businesses and consumers prepared for a downturn. While the European debt crisis and its lack of a resolution continued to plague the market, another situation started becoming more prevalent, also to the chagrin of investors. The U.S. debt ceiling debate escalated, and an August 2nd deadline to raise the debt ceiling got closer and closer without any Congressional action. America’s legislators finally reached an agreement at the 11th hour to avoid a U.S. default, but the so-called resolution left many issues unresolved and followed a much too familiar pattern of kicking the can down the road. This act of Congress also failed to prevent Standard & Poor’s from downgrading U.S. debt from AAA to AA+, the first such downgrade in the nation’s history. Topping off the turmoil, first quarter and second quarter gross domestic product figures were revised lower, suggesting the slowest period of economic expansion since the recession ended. These events prompted the Federal Reserve to take action, and they responded with Operation Twist. This easing measure, also dubbed by some as QE 2 1/2, was designed to drive long term interest rates down as the Federal Reserve began extending its holdings’ maturities by replacing short-term Treasuries with long-term Treasuries.

As summer turned to fall, things finally began to look a little rosier for investors. A tentative EuroZone bailout plan emerged and companies began to show good third quarter earnings. Auto and retail sales swung up and reports indicated a strong back-to-school season, raising hopes for strong sales in the upcoming holiday season. As the fourth quarter went on, other positives emerged. China made a surprise easing move by cutting its reserve requirement for the first time in three years, demonstrating a desire to foster more economic growth. In Europe, officials attempted to calm contagion fears with a coordinated action from the Federal Reserve, the European Central Bank, and central banks in Canada, England, Japan, and Switzerland. A joint move was launched to provide cheap, emergency U.S. dollar loans to banks in Europe and elsewhere, if needed, to alleviate concerns about potential stresses in the global financial system. Better jobs data emerged, as well as better manufacturing and consumer spending data. The year ended with a positive return for the fourth quarter, and overall, the market advanced modestly over the course of another volatile year.

The Portfolio posted a 14.03% return for the year, besting the 12.42% return of the Dow Jones U.S. Select Dividend Index, which aims to reflect the domestic dividend-paying universe. The Portfolio invests in high yielding, high quality, defensive stocks in order to meet its objectives of delivering high dividend yield and dividend growth. Fortunately for the Portfolio, these types of stocks turned out to be the top performers of 2011. Utilities, Consumer Staples, and Health Care led the way among sectors, and the Portfolio’s respective weights of 16.4%, 24.7%, and 19.3% proved to be a tailwind for returns. These sectors provided the highest contributions to total return, as did the stocks within them. The top five stock contributors were Bristol-Myers Squibb Co., Philip Morris International, Inc., Duke Energy Corp., Eli Lilly & Co., and GlaxoSmithKline PLC. The Consumer Staples and Health Care sectors also accounted for four of the five best performing stocks of the year, Lorillard, Inc., Philip Morris International Inc., Bristol-Myers Squibb Co., McDonald’s Corp., Reynolds American, Inc.(1)

The Portfolio further benefited from foregoing investments within the cyclical Industrials and Materials sectors, which were laggards for the year. The Portfolio’s absence in these non-dividend-friendly sectors prevented exposure to their negative returns and contributed to significant out-performance relative to the Dow Jones U.S. Select Dividend Index, which had notable weights in Industrials (14.3%) and Materials (6.5%). The Portfolio only saw negative returns from one sector, Financials. One of the holdings in this sector, New York Community Bancorp, Inc., was the Portfolio’s largest detractor from total return. The other largest detractors from total

57	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

return were Telefonica SA, CenturyLink, Inc., Avon Products, Inc., and Windstream Corp.(1)

In spite of its negative return, the Financials sector still provided out-performance relative to the Dow Jones U.S. Select Dividend Index, as the Portfolio’s small weight of 5.7% minimized losses. That being said, two of the Portfolio’s five worst performing securities came from the Financials sector: Avon Products, Inc., New York Community Bancorp, Inc., Commonwealth REIT, Telefonica SA, and CenturyLink, Inc.(1)

Collectively, the weights of the five worst performing securities accounted for only 7.7% of the Portfolio, so although these stocks negatively impacted total return, the weights were small enough to prevent any significant detriment to the Portfolio’s overall return. (1)

As a dividend-focused product, the Portfolio achieved its goals of delivering high dividend yield and moderate dividend growth, which ultimately translated into attractive long-term total return for its investors, as expected. The Portfolio ended the year with a dividend yield of 4.7%, eclipsing the 4.0% yield of the Dow Jones U.S. Select Dividend Index. There was also ample dividend growth in 2011. Of its 42 holdings, the Portfolio experienced an impressive 37 dividend increases throughout the year. A notable increase in December came from BCE, Inc., which has now increased its dividend six times over the past three years. BCE, Inc. is also one of nine holdings within the Portfolio to raise their dividends by 10% or more in 2011. Additionally, the Portfolio experienced a special dividend during the year as Vodafone Group PLC announced that it would be distributing £2.0 billion (approximately $3.1 billion) to shareholders following the cash inflow it received courtesy of Verizon Wireless. The Portfolio experienced one dividend cut in December as Telefonica SA announced that it will adjust its fiscal 2012 dividend to €1.30 from the current level of €1.60, reducing the dividend yield from 10.1% to 8.2%. Despite the cut, Telefonica SA continues to be an attractive dividend stock with an extremely high yield. (1)

The Portfolio’s ability to meet its dividend yield and dividend growth objectives is extremely important given our belief that these factors are the primary drivers of total return. In addition to the obvious total return impact of dividends received, we believe that returns are also affected by dividend growth. We believe that dividend growth will ultimately propel a security’s price higher since a stock’s value should rise as its dividend trajectory rises. As such, we believe that a Portfolio comprised of stocks that have the ability and inclination to pay and increase their dividends will provide superior long-term total returns. This turned out to be the case in 2011, as the Portfolio succeeded in achieving its dividend-related objectives and total return benefited accordingly.

As we enter 2012, several issues are likely to impact the market. We expect that the ongoing debt crisis in Europe will be closely watched and the markets will continue to seesaw with each resolution and setback until investors can believe that the issue is resolved one way or another. Domestically, the U.S. will be going through a presidential election year and candidates will be pressured for job creation ideas to lower unemployment and instigate economic growth. How the election swings will be of significant interest. Until that time, the domestic labor and housing markets will be in focus as investors hope for signs of growth as the country enters another year of a near-zero interest rate environment. Investors will also have an eye on emerging markets as countries like China continue to have a larger impact on the global economy.

Regardless of what plays out in 2012, the Portfolio provides a consistent, unwavering approach to investing that is focused on the basic principle that dividend yield and dividend growth are the drivers of long-term total return. With a Portfolio comprised of high yielding, high quality, low beta stocks that consistently and reliably pay and increase their dividends to shareholders, the Portfolio is able to provide investors with both a generous income stream and a strategy positioned to achieve superior long-term total returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. The index presented includes the effects of reinvested dividends.

58	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	94.2
Money Market Funds and Other Net Assets	5.8

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. AT&T, Inc.	4.1
2. Verizon Communications, Inc.	3.7
3. Johnson & Johnson	3.6
4. Eli Lilly & Co.	3.5
5. Total S.A.	3.5
6. AstraZeneca PLC	3.3
7. Royal Dutch Shell PLC	3.3
8. National Grid PLC	3.3
9. Bristol-Myers Squibb Co.	3.2
10. Altria Group, Inc.	3.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Staples	27.2
Health Care	19.7
Telecommunication Services	18.6
Utilities	14.8
Energy	10.7
Consumer Discretionary	1.7
Financials	1.5

94.2

59

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 94.2%		Shares	Value
CONSUMER DISCRETIONARY – 1.7%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		7,025	$704,818

CONSUMER STAPLES – 27.2%
Coca-Cola Co. / The (Beverages)		4,115	287,927
PepsiCo, Inc. (Beverages)		13,100	869,185
General Mills, Inc. (Food Products)		15,800	638,478
H.J. Heinz Co. (Food Products)		19,175	1,036,217
Kellogg Co. (Food Products)		19,700	996,229
Unilever PLC (Food Products)	(a)	30,610	1,026,471
Kimberly-Clark Corp. (Household Products)		17,075	1,256,037
Procter & Gamble Co. / The (Household Products)		16,760	1,118,060
Avon Products, Inc. (Personal Products)		18,200	317,954
Altria Group, Inc. (Tobacco)		45,120	1,337,808
Lorillard, Inc. (Tobacco)		2,750	313,500
Philip Morris International, Inc. (Tobacco)		14,235	1,117,163
Reynolds American, Inc. (Tobacco)		26,820	1,110,884

			11,425,913

ENERGY – 10.7%
Chevron Corp. (Oil, Gas & Consumable Fuels)		4,350	462,840
ConocoPhillips (Oil, Gas & Consumable Fuels)		16,505	1,202,719
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	36,520	1,389,133
Total S.A. (Oil, Gas & Consumable Fuels)	(a)	28,520	1,455,312

			4,510,004

FINANCIALS – 1.5%
Cincinnati Financial Corp. (Insurance)		10,000	304,600
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		24,400	301,828

			606,428

HEALTH CARE – 19.7%
Abbott Laboratories (Pharmaceuticals)		22,350	1,256,741
AstraZeneca PLC (Pharmaceuticals)	(a)	30,100	1,390,369
Bristol-Myers Squibb Co. (Pharmaceuticals)		38,275	1,348,811
Eli Lilly & Co. (Pharmaceuticals)		35,600	1,479,536
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	57,316	1,305,988
Johnson & Johnson (Pharmaceuticals)		22,960	1,505,717

			8,287,162

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 18.6%
AT&T, Inc. (Diversified Telecom. Svs.)		56,300	$1,702,512
BCE, Inc. (Diversified Telecom. Svs.)		21,280	887,128
CenturyLink, Inc. (Diversified Telecom. Svs.)		30,225	1,124,370
Telefonica SA (Diversified Telecom. Svs.)	(a)	43,464	748,803
Verizon Communications, Inc. (Diversified Telecom. Svs.)		38,220	1,533,386
Windstream Corp. (Diversified Telecom. Svs.)		43,105	506,053
Vodafone Group PLC–ADR (Wireless Telecom. Svs.)		46,770	1,310,963

			7,813,215

UTILITIES – 14.8%
Duke Energy Corp. (Electric Utilities)		53,920	1,186,240
Pepco Holdings, Inc. (Electric Utilities)		21,200	430,360
Pinnacle West Capital Corp. (Electric Utilities)		7,200	346,896
PPL Corp. (Electric Utilities)		25,200	741,384
Southern Co. / The (Electric Utilities)		24,560	1,136,882
Consolidated Edison, Inc. (Multi-Utilities)		6,000	372,180
Dominion Resources, Inc. (Multi-Utilities)		5,025	266,727
National Grid PLC (Multi-Utilities)	(a)	141,400	1,366,732
SCANA Corp. (Multi-Utilities)		7,875	354,847

			6,202,248

Total Common Stocks (Cost $35,051,835)			$39,549,788

Money Market Funds – 1.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		656,000	$656,000

Total Money Market Funds (Cost $656,000)			$656,000

Total Investments – 95.8% (Cost $35,707,835)	(b)		$40,205,788
Other Assets in Excess of Liabilities – 4.2%			1,778,073

Net Assets – 100.0%			$41,983,861

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:  American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $8,682,808, or 20.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

60

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	5.36%
Five years	6.76%
Ten years	8.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the High Income Bond Portfolio returned 5.36% versus 4.96% for the current benchmark, the Barclays Capital High Yield 2% Issuer Constrained Index (“BCHY2%ICI”).

The high yield market endured substantial month-to-month volatility during the year. Two major factors drove the volatility. First, there was substantial uncertainty as to the strength of the U.S. economy. While the year started and ended with some optimism that a path of slow but sustainable economic growth was the most likely outcome, the middle part of the year was characterized by concerns that growth was faltering and a “double-dip” recession was at hand. Second, substantial uncertainty was generated by government debt concerns in the EuroZone. At the beginning of the year, these concerns were focused mainly on Greece and Portugal. However, by the end of the year, concerns had spread to Italy, Spain, and France. Concerns about economic growth for the region as a whole also persisted as fiscal austerity plans in many countries will likely slow overall economic activity in the EuroZone. Despite these macro uncertainties, the one constant from a high yield perspective has been the overall strength in corporate credit conditions. Strong earnings, large cash balances, solid balance sheets, and a desire to reduce overall financial risk characterized corporate credit markets. For example, the default rate, as calculated by the Altman & Kuehne High-Yield Bond Default and Return Report and New York University, was 0.66% for the first nine months of 2011 after totaling just 1.13% for all of 2010. Both of these rates are well below the 3.56% average rate between 1978 and 2010. However, the overall macro concerns tended to offset the positive of corporate credit conditions as shown by a widening in the yield spread between high yield bonds and U.S. Treasury securities which, according to the Credit Suisse High Yield Bond Index, increased from 571 basis points on December 31, 2010 to 728 basis points on December 31, 2011.

Within the high-yield market, major industry sectors that substantially outperformed the overall BCHY2%ICI included the media-cable,

natural gas utilities, food & beverage, energy, and lodging sectors. Major industry sectors that substantially underperformed the overall BCHY2%ICI included the home construction, transportation, wireless communications, consumer products, and industrial-other. From a ratings quality perspective, the higher quality more interest rate sensitive BB-rated sector led the way with a total return of 6.81% followed by the B-rated sector at 5.41% with the lower quality CCC-rated sector well behind at 1.18%.

The Portfolio outperformed the BCHY2%ICI. The main reason for the Portfolio’s out-performance was outstanding security selection, which more than offset an overweight to the poor performing CCC-rated quality sector and an underweight to the strong performing BB-rated quality sector. Security selection was particularly strong in the gaming, paper, services, technology, transportation, and wireless telecommunication industry sectors. Strong security selection in the consumer products and media — non cable sectors more than offset over weights in these weak performing industry sectors while strong security selection in the Energy sector more than offset an underweight in the strong performing Industrials sector. A substantial underweight in the weak performing home construction sector also aided performance. Specific Portfolio holdings that substantially outperformed the BCHY2%ICI included: Petrohawk Energy Corp., Universal City Development Partners Ltd./UCDP Finance, Inc., Diversey Holdings, Inc., Nalco Co., Sealed Air Corp., Brigham Exploration Co., and Macy’s Retail Holdings, Inc.(1)

The Portfolio was negatively impacted by poor security selection in the automotive and electric utility sectors. Also, an overweight to the poor performing industrial-other sector and an underweight to the strong performing wireline and electric utility sectors hindered performance. Specific Portfolio holdings that substantially underperformed the BCHY2%ICI included: Aquilex Holdings LLC/Aquilex Finance Corp., Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., American Standard Americas, ATP Oil, and Gas Corp., Momentive Performance Materials, Inc., Exide Technologies, and Houghton Mifflin Harcourt Publishers, Inc./Houghton Mifflin Harcourt Publishing.(1)

Domestic economic performance will likely prove to be the main performance driver of high yield bonds in early 2012. It is encouraging that the economy seemed to exit 2011 on a strong note. However, debt problems in the EuroZone and inaction by domestic politicians on U.S. budget and debt issues will most likely continue to dominate headlines, providing a somber tone. From a high yield prospective, above average yield spreads and strong corporate credit conditions should continue to benefit high yield securities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits an issuer to 2% of the aggregate market capitalization. The index is presented on a total return basis.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Corporate Bonds (3)	96.2
Preferred Stocks (3)	0.1
Money Market Funds and Other Net Assets	3.7

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. CIT Group, Inc. 7.000%, 05/02/2017	2.1
2. Ford Motor Credit Co. LLC 8.000%, 12/15/2016	1.2
3. Biomet, Inc. 11.625%, 10/15/2017	1.0
4. Ally Financial, Inc. 8.300%, 02/12/2015	1.0
5. International Lease Finance Corp. 8.750%, 03/15/2017	0.9
6. HCA, Inc. 7.500%, 02/15/2022	0.9
7. Intelsat Jackson Holdings SA 11.250%, 06/15/2016	0.8
8. VWR Funding, Inc. 10.250%, 07/15/2015	0.8
9. Michael Foods, Inc. 9.750%, 07/15/2018	0.8
10. Sprint Capital Corp. 6.900%, 05/01/2019	0.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	29.1
Industrials	12.7
Information Technology	9.8
Health Care	9.3
Materials	8.6
Energy	8.1
Financials	7.2
Telecommunication Services	5.1
Consumer Staples	4.6
Utilities	1.8

96.3

62

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	December 31, 2011

Corporate Bonds – 96.2%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 29.1%
Allison Transmission, Inc. (Auto Components)	(b)	7.125%	05/15/2019	$600,000	$591,000
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(b)	9.250%	01/15/2017	720,000	784,800
American Tire Distributors, Inc. (Auto Components)		9.750%	06/01/2017	650,000	672,750
Cooper-Standard Automotive, Inc. (Auto Components)		8.500%	05/01/2018	775,000	814,719
Dana Holding Corp. (Auto Components)		6.750%	02/15/2021	100,000	103,000
Dana Holding Corp. (Auto Components)		6.500%	02/15/2019	100,000	101,500
Exide Technologies (Auto Components)		8.625%	02/01/2018	1,275,000	988,125
International Automotive Components Group SL (Auto Components)	(b)	9.125%	06/01/2018	1,150,000	1,035,000
Lear Corp. (Auto Components)		8.125%	03/15/2020	75,000	82,875
Pittsburgh Glass Works LLC (Auto Components)	(b)	8.500%	04/15/2016	925,000	894,937
Stoneridge, Inc. (Auto Components)	(b)	9.500%	10/15/2017	725,000	746,750
Tenneco, Inc. (Auto Components)		7.750%	08/15/2018	325,000	346,125
Tenneco, Inc. (Auto Components)		6.875%	12/15/2020	450,000	463,500
Tomkins LLC (Auto Components)		9.000%	10/01/2018	725,000	807,469
Tower Automotive Holdings U.S.A. LLC / T.A. Holdings Finance, Inc. (Auto Components)	(b)	10.625%	09/01/2017	450,000	454,500
UCI International, Inc. (Auto Components)		8.625%	02/15/2019	1,275,000	1,243,125
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)	(b)	8.250%	06/15/2021	1,050,000	960,750
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)	(b)	8.000%	06/15/2019	525,000	483,000
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. (Automobiles)	(b)	9.500%	12/01/2019	875,000	923,125
Jaguar Land Rover PLC (Automobiles)	(b)	8.125%	05/15/2021	725,000	685,125
Affinia Group, Inc. (Distributors)	(b)	10.750%	08/15/2016	475,000	517,750
Affinia Group, Inc. (Distributors)		9.000%	11/30/2014	450,000	447,750
Knowledge Learning Corp. (Diversified Consumer Svs.)	(b)	7.750%	02/01/2015	1,150,000	1,078,125
American Casino & Entertainment Properties LLC (Hotels, Restaurants & Leisure)		11.000%	06/15/2014	825,000	843,562
Ameristar Casinos, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	550,000	569,250
Caesars Entertainment Operating Co., Inc. (Hotels, Restaurants & Leisure)		11.250%	06/01/2017	1,500,000	1,599,375
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		9.125%	08/01/2018	1,000,000	1,092,500
DineEquity, Inc. (Hotels, Restaurants & Leisure)		9.500%	10/30/2018	1,575,000	1,699,031
Great Canadian Gaming Corp. (Hotels, Restaurants & Leisure)	(b)	7.250%	02/15/2015	1,325,000	1,344,875
Jacobs Entertainment, Inc. (Hotels, Restaurants & Leisure)		9.750%	06/15/2014	1,100,000	1,023,000
MGM Resorts International (Hotels, Restaurants & Leisure)		7.500%	06/01/2016	1,900,000	1,828,750
MGM Resorts International (Hotels, Restaurants & Leisure)		11.125%	11/15/2017	225,000	257,625
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)	(b)	10.500%	01/15/2020	1,300,000	1,313,000
Peninsula Gaming LLC / Peninsula Gaming Corp. (Hotels, Restaurants & Leisure)		10.750%	08/15/2017	700,000	736,750
Peninsula Gaming LLC / Peninsula Gaming Corp. (Hotels, Restaurants & Leisure)		8.375%	08/15/2015	375,000	399,375
San Pasqual Casino (Hotels, Restaurants & Leisure)	(b)	8.000%	09/15/2013	350,000	346,500
Seminole Hard Rock Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)(e)	3.046%	03/15/2014	1,075,000	1,010,500
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	770,000	751,358
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.750%	10/01/2017	150,000	156,750
Sugarhouse HSP Gaming Prop. Mezz. LP / Sugarhouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(b)	8.625%	04/15/2016	875,000	901,250
Hillman Group, Inc. (Household Durables)		10.875%	06/01/2018	900,000	895,500
Jarden Corp. (Household Durables)		7.500%	05/01/2017	725,000	772,125
Jarden Corp. (Household Durables)		8.000%	05/01/2016	225,000	244,125
Libbey Glass, Inc. (Household Durables)		10.000%	02/15/2015	719,000	772,925
Norcraft Cos. LP / Norcraft Finance Corp. (Household Durables)		10.500%	12/15/2015	1,375,000	1,289,062
Sealy Mattress Co. (Household Durables)		8.250%	06/15/2014	1,700,000	1,691,500
Sealy Mattress Co. (Household Durables)	(b)	10.875%	04/15/2016	303,000	332,542
Simmons Bedding Co. (Household Durables)	(b)	11.250%	07/15/2015	1,200,000	1,245,000
Yankee Candle Co., Inc. (Household Durables)		9.750%	02/15/2017	1,725,000	1,690,500
YCC Holdings LLC / Yankee Finance, Inc. (Household Durables)	(d)	10.250%	02/15/2016	700,000	616,000
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		12.535%	10/12/2017	400,000	404,000
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		8.500%	04/01/2019	1,850,000	1,873,125
Easton-Bell Sports, Inc. (Leisure Equip. & Products)		9.750%	12/01/2016	925,000	1,012,875
AMC Networks, Inc. (Media)	(b)	7.750%	07/15/2021	575,000	628,187
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		8.125%	04/30/2020	75,000	82,500
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.875%	04/30/2018	1,025,000	1,098,031
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.000%	01/15/2019	425,000	445,187
Cequel Communications Holdings I LLC and Cequel Capital Corp. (Media)	(b)	8.625%	11/15/2017	175,000	186,375
Cinemark U.S.A, Inc. (Media)		8.625%	06/15/2019	950,000	1,037,875
Cinemark U.S.A, Inc. (Media)		7.375%	06/15/2021	500,000	513,750
Clear Channel Communications, Inc. (Media)		9.000%	03/01/2021	1,325,000	1,122,937
Clear Channel Worldwide Holdings, Inc. (Media)		9.250%	12/15/2017	925,000	1,003,625
Clear Channel Worldwide Holdings, Inc. (Media)		9.250%	12/15/2017	325,000	351,000
Crown Media Holdings, Inc. (Media)		10.500%	07/15/2019	1,000,000	1,057,500
Cumulus Media, Inc. (Media)	(b)	7.750%	05/01/2019	1,025,000	914,812
Entercom Radio LLC (Media)	(b)	10.500%	12/01/2019	925,000	929,625
Entravision Communications Corp. (Media)		8.750%	08/01/2017	850,000	837,250
Fox Acquisition Sub LLC (Media)	(b)	13.375%	07/15/2016	1,000,000	1,096,250
Houghton Mifflin Harcourt Publishers, Inc. / Houghton Mifflin Harcourt Publishing (Media)	(b)	10.500%	06/01/2019	375,000	230,625
Intelsat Jackson Holdings S.A. (Media)		11.250%	06/15/2016	2,025,000	2,132,578
Intelsat Jackson Holdings, S.A. (Media)	(b)	7.250%	04/01/2019	550,000	559,625
Intelsat Jackson Holdings, S.A. (Media)	(b)	7.500%	04/01/2021	450,000	456,187

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Intelsat Jackson Holdings, S.A. (Media)		8.500%	11/01/2019	$675,000	$717,187
Intelsat Luxembourg, S.A. (Media)	(d)	11.500%	02/04/2017	450,000	435,375
Lamar Media Corp. (Media)		6.625%	08/15/2015	950,000	971,375
Lamar Media Corp. (Media)		6.625%	08/15/2015	375,000	383,437
MDC Partners, Inc. (Media)		11.000%	11/01/2016	1,175,000	1,263,125
MDC Partners, Inc. (Media)	(b)	11.000%	11/01/2016	250,000	266,250
Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc. (Media)		8.875%	04/15/2017	550,000	566,500
Nexstar Broadcasting, Inc. (Media)		7.000%	01/15/2014	225,000	220,781
Nexstar Broadcasting, Inc. (Media)		7.000%	01/15/2014	433,346	425,221
Nielsen Finance LLC / Nielsen Finance Co. (Media)		7.750%	10/15/2018	400,000	434,000
ProQuest LLC / ProQuest Notes Co. (Media)	(b)	9.000%	10/15/2018	750,000	611,250
Regal Cinemas Corp. (Media)		8.625%	07/15/2019	1,050,000	1,139,250
Sitel LLC / Sitel Finance Corp. (Media)		11.500%	04/01/2018	1,075,000	798,187
Virgin Media Finance PLC (Media)		9.500%	08/15/2016	1,025,000	1,155,687
Visant Corp. (Media)		10.000%	10/01/2017	1,775,000	1,633,000
XM Satellite Radio, Inc. (Media)	(b)	7.625%	11/01/2018	475,000	501,125
Academy Ltd. / Academy Finance Corp. (Specialty Retail)	(b)	9.250%	08/01/2019	875,000	868,437
Gymboree Corp. (Specialty Retail)		9.125%	12/01/2018	1,325,000	1,166,000
Michaels Stores, Inc. (Specialty Retail)		7.750%	11/01/2018	800,000	812,000
Needle Merger Sub Corp. (Specialty Retail)	(b)	8.125%	03/15/2019	1,550,000	1,484,125
Penske Automotive Group, Inc. (Specialty Retail)		7.750%	12/15/2016	1,275,000	1,313,250
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	1,350,000	1,454,625
Sally Holdings LLC , Inc. (Specialty Retail)	(b)	6.875%	11/15/2019	550,000	577,500

					77,820,136

CONSUMER STAPLES – 4.6%
U.S. Foodservice (Food & Staples Retailing)	(b)	8.500%	06/30/2019	1,325,000	1,288,562
B&G Foods, Inc. (Food Products)		7.625%	01/15/2018	525,000	560,437
Darling International, Inc. (Food Products)		8.500%	12/15/2018	125,000	139,375
Dean Foods Co. (Food Products)		7.000%	06/01/2016	1,200,000	1,191,000
Dean Foods Co. (Food Products)		9.750%	12/15/2018	975,000	1,043,250
Del Monte Corp. (Food Products)		7.625%	02/15/2019	875,000	844,375
Michael Foods, Inc. (Food Products)		9.750%	07/15/2018	1,975,000	2,088,562
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		9.250%	04/01/2015	875,000	902,344
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		10.625%	04/01/2017	425,000	448,375
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		8.250%	09/01/2017	500,000	522,500
Central Garden and Pet Co. (Household Products)		8.250%	03/01/2018	550,000	541,750
Spectrum Brands Holdings, Inc. (Household Products)	(d)	12.000%	08/28/2019	1,221,650	1,334,653
Spectrum Brands Holdings, Inc. (Household Products)		9.500%	06/15/2018	300,000	329,625
Spectrum Brands Holdings, Inc. (Household Products)	(b)	9.500%	06/15/2018	150,000	164,812
Prestige Brands, Inc. (Personal Products)		8.250%	04/01/2018	825,000	849,750

					12,249,370

ENERGY – 8.1%
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.125%	04/15/2016	850,000	856,375
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.750%	02/15/2019	425,000	430,312
Cie Generale de Geophysique – Veritas (Energy Equip. & Svs.)		7.750%	05/15/2017	1,100,000	1,119,250
Cie Generale de Geophysique – Veritas (Energy Equip. & Svs.)		9.500%	05/15/2016	400,000	434,000
Complete Production Services, Inc. (Energy Equip. & Svs.)		8.000%	12/15/2016	600,000	627,000
Crosstex Energy LP / Crosstex Energy Finance Corp. (Energy Equip. & Svs.)		8.875%	02/15/2018	1,275,000	1,399,312
Forbes Energy Services Ltd. (Energy Equip. & Svs.)		9.000%	06/15/2019	800,000	752,000
PHI, Inc. (Energy Equip. & Svs.)		8.625%	10/15/2018	775,000	780,812
SESI LLC (Energy Equip. & Svs.)	(b)	7.125%	12/15/2021	250,000	263,125
SESI LLC (Energy Equip. & Svs.)		6.375%	05/01/2019	275,000	281,187
ATP Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		11.875%	05/01/2015	1,050,000	695,625
Berry Petroleum Co. (Oil, Gas & Consumable Fuels)		6.750%	11/01/2020	150,000	152,250
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.625%	10/15/2018	250,000	252,500
Chaparral Energy, Inc. (Oil, Gas & Consumable Fuels)		9.875%	10/01/2020	1,075,000	1,166,375
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	425,000	456,875
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	08/15/2018	325,000	349,375
Coffeyville Resources LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	10.875%	04/01/2017	875,000	984,375
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)		7.750%	04/01/2019	550,000	525,250
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	01/15/2021	525,000	566,344
Copano Energy LLC / Copano Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.125%	04/01/2021	300,000	304,500
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		8.250%	02/15/2020	273,000	306,442
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		9.750%	03/01/2016	125,000	138,437
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		6.375%	08/15/2021	275,000	288,750
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		7.500%	10/15/2020	1,400,000	1,536,500
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		9.250%	12/15/2017	325,000	354,250
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.750%	06/15/2019	200,000	205,000
EXCO Resources, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2018	575,000	546,250
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	03/01/2015	650,000	658,125
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		7.000%	10/01/2018	250,000	255,000
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	08/01/2021	600,000	606,000
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	675,000	735,750

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.500%	05/15/2019	$50,000	$49,875
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.750%	02/01/2021	500,000	522,500
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.750%	02/01/2022	625,000	657,812
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/01/2018	275,000	293,562
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		9.375%	06/01/2016	600,000	663,000
SM Energy Co. (Oil, Gas & Consumable Fuels)	(b)	6.500%	11/15/2021	275,000	284,625
Southern Star Central Corp. (Oil, Gas & Consumable Fuels)		6.750%	03/01/2016	225,000	230,062
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.500%	06/15/2019	775,000	806,000

					21,534,782

FINANCIALS – 7.1%
Nuveen Investments, Inc. (Capital Markets)		10.500%	11/15/2015	1,975,000	1,970,062
CIT Group, Inc. (Commercial Banks)	(b)	6.625%	04/01/2018	275,000	286,000
CIT Group, Inc. (Commercial Banks)	(b)	7.000%	05/02/2017	5,500,000	5,500,000
Ally Financial, Inc. (Consumer Finance)		7.000%	02/01/2012	425,000	427,125
Ally Financial, Inc. (Consumer Finance)		8.000%	11/01/2031	225,000	218,250
Ally Financial, Inc. (Consumer Finance)		8.300%	02/12/2015	2,425,000	2,564,438
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	375,000	385,312
Ally Financial, Inc. (Consumer Finance)		7.500%	09/15/2020	250,000	253,437
Ally Financial, Inc. (Consumer Finance)		6.250%	12/01/2017	300,000	290,505
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	12/15/2016	2,825,000	3,212,333
Ford Motor Credit Co. LLC (Consumer Finance)		8.125%	01/15/2020	150,000	177,123
Express LLC / Express Finance Corp. (Diversified Financial Svs.)		8.750%	03/01/2018	550,000	598,125
Interactive Data Corp. (Diversified Financial Svs.)		10.250%	08/01/2018	1,150,000	1,265,000
TransUnion LLC / TransUnion Financing Corp. (Diversified Financial Svs.)		11.375%	06/15/2018	825,000	946,687
Reliance Intermediate Holdings LP (Insurance)	(b)	9.500%	12/15/2019	550,000	585,750
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.750%	06/01/2016	100,000	103,250
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.875%	11/01/2014	250,000	256,250

					19,039,647

HEALTH CARE – 9.3%
Grifols, Inc. (Biotechnology)		8.250%	02/01/2018	625,000	659,375
Alere, Inc. (Health Care Equip. & Supplies)		7.875%	02/01/2016	525,000	528,937
Alere, Inc. (Health Care Equip. & Supplies)		9.000%	05/15/2016	925,000	938,875
Bausch & Lomb, Inc. (Health Care Equip. & Supplies)		9.875%	11/01/2015	950,000	1,002,250
Biomet, Inc. (Health Care Equip. & Supplies)		11.625%	10/15/2017	2,425,000	2,643,250
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		9.750%	10/15/2017	250,000	195,625
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		7.750%	04/15/2018	550,000	424,875
Kinetic Concepts, Inc. (Health Care Equip. & Supplies)	(b)	10.500%	11/01/2018	775,000	761,437
VWR Funding, Inc. (Health Care Equip. & Supplies)		10.250%	07/15/2015	2,054,843	2,131,900
CRC Health Corp. (Acquired 01/25/2006 through 08/21/2009, Cost $492,259)(Health Care Providers & Svs.)	(h)	10.750%	02/01/2016	550,000	525,250
Emergency Medical Services Corp. (Health Care Providers & Svs.)		8.125%	06/01/2019	1,450,000	1,453,625
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(b)	9.000%	07/15/2019	625,000	568,750
HCA Holdings, Inc. (Health Care Providers & Svs.)		7.750%	05/15/2021	925,000	945,813
HCA, Inc. (Health Care Providers & Svs.)		7.500%	11/06/2033	225,000	195,750
HCA, Inc. (Health Care Providers & Svs.)		7.875%	02/15/2020	275,000	298,375
HCA, Inc. (Health Care Providers & Svs.)		9.875%	02/15/2017	145,000	159,138
HCA, Inc. (Health Care Providers & Svs.)		7.500%	02/15/2022	2,425,000	2,485,625
HCA, Inc. (Health Care Providers & Svs.)		6.500%	02/15/2020	275,000	286,000
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	925,000	811,688
inVentiv Health, Inc. (Health Care Providers & Svs.)	(b)	10.000%	08/15/2018	825,000	759,000
Multiplan, Inc. (Health Care Providers & Svs.)	(b)	9.875%	09/01/2018	1,550,000	1,619,750
Omnicare, Inc. (Health Care Providers & Svs.)		7.750%	06/01/2020	625,000	674,219
United Surgical Partners International, Inc. (Health Care Providers & Svs.)	(d)	9.250%	05/01/2017	1,250,000	1,262,500
Universal Hospital Services, Inc. (Health Care Providers & Svs.)		8.500%	06/01/2015	1,475,000	1,497,125
Universal Hospital Services, Inc. (Health Care Providers & Svs.)	(e)	4.121%	06/01/2015	150,000	136,125
Vanguard Health Holding Co. II LLC / Vanguard Holding Co II, Inc. (Health Care Providers & Svs.)		8.000%	02/01/2018	1,550,000	1,546,125
Emdeon, Inc. (Health Care Technology)	(b)	11.000%	12/31/2019	375,000	394,219

					24,905,601

INDUSTRIALS – 12.7%
Alliant Techsystems, Inc. (Aerospace & Defense)		6.750%	04/01/2016	250,000	257,500
Sequa Corp. (Aerospace & Defense)	(b)	11.750%	12/01/2015	575,000	615,250
Sequa Corp. (Aerospace & Defense)	(b)	13.500%	12/01/2015	183,054	196,783
TransDigm, Inc. (Aerospace & Defense)		7.750%	12/15/2018	1,200,000	1,296,000
CHC Helicopter S.A. (Air Freight & Logistics)	(b)	9.250%	10/15/2020	975,000	882,375
American Standard Americas (Acquired 01/13/2011, Cost $100,000)(Building Products)	(b)(f)(h)	10.750%	01/15/2016	100,000	60,000
Associated Materials LLC (Building Products)		9.125%	11/01/2017	775,000	680,063
Building Materials Corp. of America (Building Products)	(b)	7.500%	03/15/2020	225,000	244,125

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Building Materials Corp. of America (Building Products)	(b)	6.750%	05/01/2021	$375,000	$394,688
Masonite International Corp. (Building Products)	(b)	8.250%	04/15/2021	875,000	861,875
Nortek, Inc. (Building Products)	(b)	10.000%	12/01/2018	600,000	571,500
Nortek, Inc. (Building Products)	(b)	8.500%	04/15/2021	875,000	743,750
Ply Gem Industries, Inc. (Building Products)		8.250%	02/15/2018	825,000	722,906
RBS Global, Inc. / Rexnord LLC (Building Products)		8.500%	05/01/2018	1,250,000	1,331,250
Thermon Industries, Inc. (Building Products)		9.500%	05/01/2017	393,000	425,423
Altegrity, Inc. (Acquired 10/19/2007 through 02/08/2011, Cost $583,498)(Commercial Svs. & Supplies)	(b)(f)(h)	11.750%	05/01/2016	625,000	550,000
Altegrity, Inc. (Commercial Svs. & Supplies)	(b)	10.500%	11/01/2015	200,000	181,000
ARAMARK Corp. (Commercial Svs. & Supplies)		8.500%	02/01/2015	950,000	978,500
ARAMARK Corp. (Commercial Svs. & Supplies)	(e)	3.929%	02/01/2015	150,000	145,500
ARAMARK Holdings Corp. (Commercial Svs. & Supplies)	(b)(d)	8.625%	05/01/2016	1,125,000	1,164,375
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	9.750%	03/15/2017	1,175,000	1,198,500
International Lease Finance Corp. (Commercial Svs. & Supplies)		8.250%	12/15/2020	275,000	278,438
International Lease Finance Corp. (Commercial Svs. & Supplies)		8.625%	09/15/2015	450,000	462,938
International Lease Finance Corp. (Commercial Svs. & Supplies)		8.750%	03/15/2017	2,425,000	2,503,813
International Lease Finance Corp. (Commercial Svs. & Supplies)		5.750%	05/15/2016	250,000	232,103
International Lease Finance Corp. (Commercial Svs. & Supplies)		6.250%	05/15/2019	225,000	208,151
Iron Mountain, Inc. (Commercial Svs. & Supplies)		7.750%	10/01/2019	525,000	557,156
Maxim Crane Works LP (Commercial Svs. & Supplies)	(b)	12.250%	04/15/2015	725,000	656,125
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)		9.500%	12/01/2014	304,000	313,880
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)	(b)	10.000%	07/15/2017	175,000	204,750
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)		10.250%	11/15/2019	625,000	684,375
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)		8.250%	02/01/2021	200,000	203,500
SGS International, Inc. (Commercial Svs. & Supplies)		12.000%	12/15/2013	823,000	831,230
United Rentals North America, Inc. (Commercial Svs. & Supplies)		8.375%	09/15/2020	1,325,000	1,298,500
West Corp. (Commercial Svs. & Supplies)		11.000%	10/15/2016	1,000,000	1,057,500
West Corp. (Commercial Svs. & Supplies)		8.625%	10/01/2018	175,000	177,625
West Corp. (Commercial Svs. & Supplies)		7.875%	01/15/2019	800,000	798,000
Atkore International, Inc. (Electrical Equip.)		9.875%	01/01/2018	275,000	264,688
Belden, Inc. (Electrical Equip.)		7.000%	03/15/2017	450,000	451,688
Belden, Inc. (Electrical Equip.)		9.250%	06/15/2019	200,000	214,500
CommScope, Inc. (Electrical Equip.)	(b)	8.250%	01/15/2019	1,375,000	1,381,875
General Cable Corp. (Electrical Equip.)		7.125%	04/01/2017	600,000	601,500
International Wire Group Holdings, Inc. (Electrical Equip.)	(b)	9.750%	04/15/2015	625,000	634,375
Viasystems, Inc. (Electrical Equip.)	(b)	12.000%	01/15/2015	275,000	295,969
Amsted Industries, Inc. (Machinery)	(b)	8.125%	03/15/2018	200,000	213,000
Dynacast International LLC / Dynacast Finance, Inc. (Machinery)	(b)	9.250%	07/15/2019	625,000	590,625
Meritor, Inc. (Machinery)		10.625%	03/15/2018	775,000	732,375
Mueller Water Products, Inc. (Machinery)		7.375%	06/01/2017	675,000	617,625
Mueller Water Products, Inc. (Machinery)		8.750%	09/01/2020	600,000	654,750
Navistar International Corp. (Machinery)		8.250%	11/01/2021	300,000	320,625
Stena AB (Marine)		7.000%	12/01/2016	175,000	161,656
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (Road & Rail)		9.625%	03/15/2018	750,000	780,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (Road & Rail)		8.250%	01/15/2019	575,000	573,563
Hertz Corp. / The (Road & Rail)		8.875%	01/01/2014	74,000	74,740
Hertz Corp. / The (Road & Rail)		7.500%	10/15/2018	100,000	105,000
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	1,025,000	1,032,688
Interline Brands, Inc. (Trading Companies & Distributors)		7.000%	11/15/2018	400,000	416,000

					34,086,689

INFORMATION TECHNOLOGY – 9.8%
Seagate HDD Cayman (Computers & Peripherals)	(b)	7.750%	12/15/2018	400,000	427,500
Seagate HDD Cayman (Computers & Peripherals)	(b)	7.000%	11/01/2021	300,000	309,000
Seagate HDD Cayman (Computers & Peripherals)		6.875%	05/01/2020	375,000	387,188
Seagate Technology HDD Holdings (Computers & Peripherals)		6.800%	10/01/2016	575,000	618,125
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	12.250%	05/01/2016	775,000	782,750
Kemet Corp. (Electronic Equip., Instr. & Comp.)		10.500%	05/01/2018	825,000	876,563
Ceridian Corp. (IT Svs.)		11.250%	11/15/2015	250,000	196,250
Compucom Systems, Inc. (IT Svs.)	(b)	12.500%	10/01/2015	1,125,000	1,153,125
CoreLogic, Inc. (IT Svs.)	(b)	7.250%	06/01/2021	1,025,000	986,563
Fidelity National Information Services, Inc. (IT Svs.)		7.875%	07/15/2020	125,000	135,625
Fidelity National Information Services, Inc. (IT Svs.)		7.625%	07/15/2017	1,025,000	1,114,688
First Data Corp. (IT Svs.)	(b)(d)	8.750%	01/15/2022	700,000	605,500
First Data Corp. (IT Svs.)	(b)	8.250%	01/15/2021	475,000	427,500
iGate Corp. (IT Svs.)	(b)	9.000%	05/01/2016	1,050,000	1,089,375
Lender Processing Services, Inc. (IT Svs.)		8.125%	07/01/2016	1,250,000	1,234,375
Mantech International Corp. (IT Svs.)		7.250%	04/15/2018	200,000	204,750
Stream Global Services, Inc. (IT Svs.)		11.250%	10/01/2014	775,000	790,500

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
SunGard Data Systems, Inc. (IT Svs.)		10.250%	08/15/2015	$900,000	$937,125
SunGard Data Systems, Inc. (IT Svs.)		10.625%	05/15/2015	975,000	1,043,250
SunGard Data Systems, Inc. (IT Svs.)		7.625%	11/15/2020	175,000	180,688
SunGard Data Systems, Inc. (IT Svs.)		7.375%	11/15/2018	175,000	180,031
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		8.125%	12/15/2017	725,000	755,813
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.750%	08/01/2020	675,000	696,938
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	9.250%	04/15/2018	725,000	778,469
Freescale Semiconductor, Inc. (Semiconductors & Equip.)		10.750%	08/01/2020	1,300,000	1,361,750
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. (Semiconductors & Equip.)		10.500%	04/15/2018	925,000	966,625
Spansion LLC (Semiconductors & Equip.)		7.875%	11/15/2017	900,000	823,500
Allen Systems Group, Inc. (Software)	(b)	10.500%	11/15/2016	1,075,000	940,625
Aspect Software, Inc. (Software)		10.625%	05/15/2017	1,050,000	1,094,625
Audatex North America, Inc. (Software)	(b)	6.750%	06/15/2018	750,000	761,250
Eagle Parent, Inc. (Software)	(b)	8.625%	05/01/2019	1,300,000	1,248,000
Lawson Software, Inc. (Software)	(b)	11.500%	07/15/2018	900,000	877,500
Serena Software, Inc. (Software)		10.375%	03/15/2016	850,000	875,500
SSI Investments II / SSI Co-Issuer LLC (Software)		11.125%	06/01/2018	1,200,000	1,275,000

					26,136,066

MATERIALS – 8.6%
Ferro Corp. (Chemicals)		7.875%	08/15/2018	1,050,000	1,060,500
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	925,000	871,813
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC (Chemicals)		9.000%	11/15/2020	550,000	456,500
Huntsman International LLC (Chemicals)		5.500%	06/30/2016	725,000	714,125
Huntsman International LLC (Chemicals)		8.625%	03/15/2020	550,000	585,750
Huntsman International LLC (Chemicals)		8.625%	03/15/2021	525,000	559,125
Koppers, Inc. (Chemicals)		7.875%	12/01/2019	575,000	612,375
Momentive Performance Materials, Inc. (Chemicals)		9.000%	01/15/2021	675,000	516,375
Nalco Co. (Chemicals)		8.250%	05/15/2017	575,000	652,625
Nalco Co. (Chemicals)	(b)	6.625%	01/15/2019	250,000	289,375
Omnova Solutions, Inc. (Chemicals)		7.875%	11/01/2018	750,000	652,500
OXEA Finance & Cy SCA (Chemicals)	(b)	9.500%	07/15/2017	634,000	637,170
Scotts Miracle-Gro Co. / The (Chemicals)	(b)	6.625%	12/15/2020	550,000	561,000
Solutia, Inc. (Chemicals)		8.750%	11/01/2017	1,025,000	1,124,938
Solutia, Inc. (Chemicals)		7.875%	03/15/2020	150,000	163,875
Union Carbide Corp. (Chemicals)		7.875%	04/01/2023	100,000	120,190
Ardagh Packaging Finance Plc (Containers & Packaging)	(b)	9.125%	10/15/2020	1,000,000	995,000
Berry Plastics Corp. (Containers & Packaging)		9.500%	05/15/2018	550,000	555,500
BWAY Holding Co. (Containers & Packaging)		10.000%	06/15/2018	900,000	963,000
BWAY Parent Co., Inc. (Containers & Packaging)	(d)	10.125%	11/01/2015	640,147	624,143
Cascades, Inc. (Containers & Packaging)		7.875%	01/15/2020	400,000	390,000
Crown Americas LLC / Crown Americas Capital Corp. II (Containers & Packaging)		7.625%	05/15/2017	75,000	82,219
Crown Americas LLC / Crown Americas Capital Corp. II (Containers & Packaging)		6.250%	02/01/2021	450,000	472,500
Graphic Packaging International, Inc. (Containers & Packaging)		9.500%	06/15/2017	950,000	1,045,000
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	515,375
Owens-Brockway Glass Container, Inc. (Containers & Packaging)		7.375%	05/15/2016	200,000	220,000
Packaging Dynamics Corp. (Containers & Packaging)	(b)	8.750%	02/01/2016	875,000	879,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	8.750%	10/15/2016	550,000	581,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	9.250%	05/15/2018	775,000	745,938
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	9.000%	04/15/2019	675,000	644,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	7.125%	04/15/2019	175,000	178,938
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	8.250%	02/15/2021	1,475,000	1,312,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	9.875%	08/15/2019	625,000	609,375
Sealed Air Corp. (Containers & Packaging)	(b)	8.375%	09/15/2021	1,200,000	1,332,000
Compass Minerals International, Inc. (Metals & Mining)		8.000%	06/01/2019	275,000	297,688
Clearwater Paper Corp. (Paper & Forest Products)		10.625%	06/15/2016	125,000	140,000
Clearwater Paper Corp. (Paper & Forest Products)		7.125%	11/01/2018	125,000	130,625
Longview Fibre Paper & Packaging, Inc. (Paper & Forest Products)	(b)	8.000%	06/01/2016	575,000	577,875

					22,871,787

TELECOMMUNICATION SERVICES – 5.1%
GXS Worldwide, Inc. (Diversified Telecom. Svs.)		9.750%	06/15/2015	1,150,000	1,069,500
Level 3 Escrow, Inc. (Diversified Telecom. Svs.)	(b)	8.125%	07/01/2019	675,000	666,563
tw telecom holdings, Inc. (Diversified Telecom. Svs.)		8.000%	03/01/2018	375,000	401,250
Windstream Corp. (Diversified Telecom. Svs.)		8.125%	09/01/2018	650,000	699,563
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.875%	01/15/2015	425,000	420,750
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	9.125%	01/15/2015	987,000	972,195
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	12.000%	04/01/2014	650,000	731,250
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/01/2017	425,000	431,375
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		7.875%	09/01/2018	925,000	942,344

67	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES (Continued)
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	$875,000	$818,125
Nextel Communications, Inc. (Wireless Telecom. Svs.)		7.375%	08/01/2015	750,000	690,000
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	750,000	539,063
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	2,500,000	2,068,750
Sprint Nextel Corp. (Wireless Telecom. Svs.)		6.000%	12/01/2016	500,000	417,500
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	11.500%	11/15/2021	275,000	272,938
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	9.000%	11/15/2018	1,025,000	1,078,813
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	1,400,000	1,484,000

					13,703,979

UTILITIES – 1.8%
Edison Mission Energy (Electric Utilities)		7.000%	05/15/2017	600,000	393,000
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)		10.000%	12/01/2020	500,000	530,000
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. (Electric Utilities)		10.250%	11/01/2015	575,000	207,000
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. (Electric Utilities)	(b)	11.500%	10/01/2020	125,000	106,719
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021	250,000	221,250
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	7.500%	02/15/2021	925,000	994,375
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.375%	01/15/2017	200,000	208,000
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		8.250%	09/01/2020	750,000	757,500
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(b)	7.875%	05/15/2021	475,000	465,500
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(b)	7.625%	05/15/2019	700,000	689,500
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $155,829)(Multi-Utilities)	(b)(f)(h)	6.125%	03/25/2019	182,513	179,684

					4,752,528

Total Corporate Bonds (Cost $253,768,306)					$257,100,585

Common Stocks – 0.0%				Shares	Value
CONSUMER DISCRETIONARY – 0.0%
General Motors Co. (Automobiles)				4,443	$90,060

Total Common Stocks (Cost $415,829)					$90,060

Preferred Stocks – 0.1%				Shares	Value
FINANCIALS – 0.1%
Ally Financial, Inc. (Consumer Finance)	(b)			346	$248,050

Total Preferred Stocks (Cost $0)					$248,050

Warrants – 0.0%				Quantity	Value
CONSUMER DISCRETIONARY – 0.0%
General Motors Co. (Automobiles) Expiration: 07/10/16, Exercise Price: $10.00	(a)			4,039	$47,377
General Motors Co. (Automobiles) Expiration: 07/10/19, Exercise Price: $18.33	(a)			4,039	31,585

Total Warrants (Cost $476,540)					$78,962

Other – 0.0%				Shares	Value
General Motors Corp. (Acquired 04/22/2011, Cost $0)	(a)(c)(f)(g)(h)			1,100,000	$13,750
SuperMedia, Inc. Litigation Trust Interests (Acquired 01/04/2010, Cost $0)	(a)(c)(h)			625,000	7,031

Total Other (Cost $0)					$20,781

Money Market Funds – 1.4%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				3,814,000	$3,814,000

Total Money Market Funds (Cost $3,814,000)					$3,814,000

Total Investments (Cost $258,474,675) – 97.7%	(i)				$261,352,438
Other Assets in Excess of Liabilities – 2.3%					6,109,440

Net Assets – 100.0%					$267,461,878

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2011, the value of these securities totaled $80,521,270, or 30.1% of the Portfolio’s net assets. Unless also noted with (h), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

68	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2011

(c)	A market quotation for this investment was not readily available at December 31, 2011. As discussed in Note 2 of the Notes to Financial Statements, the prices for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. These securities represent $20,781, or 0.0% of the Portfolio’s net assets.

(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Rate presented is the coupon rate for the cash option.

(e)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly, or semi-annually, in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2011.

(f)	Denotes a restricted security that is subject to a contractual restriction on public sales. At December 31, 2011, the value of these securities totaled $803,434, or 0.3% of the Portfolio’s net assets.

(g)	Represents a security that is in default. Unless also noted by (h), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(h)	Represents a security deemed to be illiquid. At December 31, 2011, the value of illiquid securities in the Portfolio totaled $1,335,715, or 0.5% of the Portfolio’s net assets.

(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

69

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Capital Growth Portfolio

Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small-cap growth companies.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-2.46%
Five years	4.97%
Ten years	4.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Capital Growth Portfolio returned -2.46% versus -2.91% for the current benchmark, the Russell 2000 Growth Index.

Equity markets in 2011 were characterized by violent moves with frequent one-day reversals. Headlines from Europe regarding the sovereign-debt crisis prompted that behavior. Slowing growth in China was also was a major concern. The year could be further characterized by a flight to safety as Treasuries traded at historic highs, large caps trounced small caps, and the leading sectors were Utilities and Consumer Staples. When all was said and done, though, equity markets were little changed overall. We believe the fear clearly evident in investor behavior is at least in part an overreaction to the financial collapse of 2008. We expect that Europe will come out of this crisis via the only socially acceptable short-term solution: printing money. In our view, China’s governing body will keep its controlled economy on an even keel. The U.S. Federal Reserve will likely continue accommodative monetary policy that should push out the inevitable rise in interest rates. We would expect modest economic growth in the range of 2 percent to 3 percent for gross domestic product. In an election year, the administration will likely pull out all stops to stimulate and create jobs. Given currently depressed valuations and terrible consumer sentiment, we believe equity markets could have a strong year. It is important to remember that bull markets, historically, have not started with positive economic news.

The Portfolio slightly outperformed the Russell 2000 Growth Index benchmark. Contributing sectors were led by Consumer Discretionary and Health Care, largely due to solid stock selection. Our top-performing stocks were Genesco, Inc., NetLogic Microsystems, EMS Technologies, Inc., Varian Semiconductor Equipment, and American Medical Systems. Genesco, Inc. is a retailer of headwear, footwear and clothing accessories. Genesco, Inc. is already benefiting from its early 2011 acquisition of Schuh Group and continues to leverage its strong positioning in the footwear and headwear lines to grow earnings. It has top market share in the absence of direct competitors. Broadcom bought Portfolio holding NetLogic Micro-

systems, a semiconductor manufacturer, in the second half of 2011. Honeywell International bought Portfolio holding EMS Technologies, a developer of wireless communications solutions, earlier in the year. Applied Materials bought Portfolio holding Varian Semiconductor in the first half of 2011. Finally, Endo Pharmaceuticals purchased Portfolio holding American Medical Systems, a maker of surgical equipment, earlier in the year. These four contributing companies each received significant premiums due to these events. (1)

Sectors detracting from 2011 relative performance were Industrials and Materials, reflecting modest cyclical exposure over the course of the year. Our worst-performing stocks were Meritor, Inc., DTS, Inc., WABCO Holdings, Inc., Monster Worldwide, Inc., and Veeco Instruments, Inc. Meritor, Inc. is a supplier of automotive components, including drive trains used in commercial trucking. The North American trucking cycle is showing signs of recovery and the average fleet age is at historically high levels. We believe that is likely to support near-term growth prospects in light of concerns over the current economic environment. DTS, Inc. is a provider of high-quality entertainment technologies, products and related services. Blu-ray device price-point declines leveled off toward the end of the year; moderating demand for those units from which DTS, Inc. sees roughly one-third of its revenue. As Blu-ray continues to establish itself as the industry norm for physical media, we believe meaningful upside is likely to exist in the long run. WABCO Holdings, Inc. manufactures electromechanical products for commercial trucks as well as passenger vehicles. WABCO Holdings, Inc. navigated through modest cyclical and European exposure during 2011 and looks to leverage its strong balance sheet and operating efficiency to generate growth in the near-term. Monster Worldwide, Inc. provides online recruitment services. Its growth has moderated as recent competition in the space has intensified along with notable macro uncertainty about hiring trends. Monster Worldwide, Inc. has continued to invest in the improvement of its offerings such as BeKnown and SeeMore to maintain and further the differentiation of its products. Veeco Instruments is a manufacturer of equipment used in the production of light-emitting diodes (LEDs), solar panels and hard-disk drives. The company’s modest revenue exposure to growing economic slowdown concerns in Asian pressured shares of the stock toward the back half of the year. Veeco Instrument’s strong balance sheet and business model provide solid positioning in the LED segment, although visibility in the industry is somewhat reduced in the near term.(1)

The five top-performing holdings were Regeneron Pharmaceuticals, Inc., EMS Technologies, Inc., Varian Semiconductor Equipment, Genesco, Inc., and American Medical Systems. Three of the top-five performing positions (EMS Technologies, Inc., Varian Semiconductor Equipment and American Medical Systems) landed on the list largely due to significant premiums paid by acquiring firms as the stocks were taken out over the course of the year. The five worst-performing holdings were Delcath Systems, Inc., Meritor, Inc., Monster Worldwide, Inc., MedAssets, Inc., and Veeco Instruments, Inc.(1)

Oil prices should remain range-bound as weaker U.S. demand trends continue to be offset by rising geopolitical concerns with the threat of Iran responding to sanctions. Importantly, we believe Saudi Arabia will be vigilant in curbing production, if necessary, because it has announced another significant increase in social programs that will require an average oil price of $80 per barrel to fund. With natural gas prices expected to remain depressed for the foreseeable future, drilling activity in the U.S. will likely continue its rapid shift away from natural gas to oil. In fact, during the fourth quarter, the

70	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

natural-gas rig count declined 126 rigs while the oil rig count increased 123 rigs. The oil-rig count provides an excellent leading indicator for demand for pumping services, or artificial lift, because every oil well is put “on pump” within the first year of production. As the massive backlog of “uncompleted” wells has finally begun to decline, there have been encouraging reports of price increases for pumping units. Against this backdrop, we believe artificial lift will be the strongest segment of the oil-services industry in 2012; consequently, we continue to hold an overweight position in Lufkin Industries, Inc.(1)

Within the Industrials and Materials sectors, concerns over global economic activity appear to be well-understood and factored into current valuations. Earnings visibility for most cyclical companies is extremely limited in the current environment, but many of these stocks ended 2011 trading close to their historic trough multiples. Within both sectors, we remain over-weighted in companies with exposure to the aerospace cycle. Perhaps the biggest surprise in the Industrials sector in 2011 was the unexpected strength in orders for commercial aircraft at both Boeing and Airbus that, in aggregate, totaled roughly 2,500 aircraft. Boeing and Airbus announced production-rate increases that provide visible growth opportunities for companies throughout the aerospace-supply chain. Specifically, we continue to like Triumph Group, Inc. as well as titanium producers Titanium Metals Corp. and RTI Metals, all of which are both well-positioned to benefit from the shift in production to wide-body models such as the Boeing 787. Beyond aerospace, other end markets that continue to have solid near-term prospects are energy, agriculture, North American commercial trucks, and utility spending. Additionally, there have been encouraging signs of a budding recovery in both commercial and residential construction markets in North America.(1)

Many Health Care industries appear cheap on a relative basis but the real question is what will get the sector to move upward. At this point, the sector is facing multiple headwinds including: 1) a sluggish economy causing patients to avoid medical care; 2) Centers for Medicare and Medicaid Services (CMS) continuing to cut reimbursement for areas in the health care industry that it deems are making excessive profits; 3) European economic woes forcing many regions to ration health care and delay discretionary purchases of equipment and technology; 4) some uncertainty as to whether the Supreme Court will uphold the constitutionality of President Obama’s healthcare reform bill; and 5) the U.S. Food and Drug Administration’s sustained level of risk-aversion and unpredictable approval proceedings.

In this context, we have attempted to identify stocks that are largely immune from the potential for reimbursement cuts from Washington. Some are tied to consumer discretionary spending for such things as cosmetic procedures, air-medical transport (e.g., Air Methods Corp.) or dental procedures (e.g., Sirona Dental Systems, Inc.). Some of the stocks in these areas are affected by a sluggish economy but there exists a greater interest in these kinds of stocks because they are unencumbered by any reimbursement or regulatory overhangs from Washington. We also continue to be invested in Medicaid-managed-care companies (e.g., Centene Corp. and AMERIGROUP Corp.) as both Washington, D.C., and state governments recognize the cost-savings benefit from these firms and, therefore, view them as part of the solution rather than the problem.(1)

In the Information Technology sector, we are cautious on the macroeconomic outlook given the weakness in the U.S. consumer environment, coupled with domestic and European government debt concerns. As such, we expect stock-price volatility to increase, which should allow for investment opportunities but also requires vigilant risk management. Secular growth remains a focus through themes such as security software, Internet-based enterprise applications, consumer adoption of mobile devices, increasing video data traffic, and real-time analytics. We will look to increase our semiconductor exposure in anticipation of an improving product cycle. Continued acquisition activity is also expected as companies use their cash to bolster modest growth rates as well as to consolidate strategic assets.

Within the Financials sector, we believe that small-cap banks will continue to be challenged by costly regulatory compliance that falls disproportionally on smaller institutions. We also do not see much light on the housing front until potentially later in the year. Our largest weight in Financials remains in pawn-shop operators, represented by Cash America International, Inc. and EZCorp, Inc. (1)

Small-cap consumer stocks declined modestly in 2011, probably more due to domestic issues (e.g., high unemployment, poor consumer-sentiment numbers and a tepid economy) than global concerns (e.g., the sovereign-debt crisis in Europe and slowing growth in China) because small-cap consumer companies have little direct exposure to those potential landmines. We reduced our exposure somewhat as both retailers and restaurants have difficult same-store-sales comparisons in 2012. Genesco, Inc. remains our largest weight and we expect it to continue to do well. With the expected proliferation of new gaming jurisdictions, as well as possible limited approvals of online gaming, we expect both Bally Technologies, Inc. and Pinnacle Entertainment, Inc. to prosper.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

71	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	99.8
Money Market Funds Less Net Liabilities	0.2

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Genesco, Inc.	4.1
2. Lufkin Industries, Inc.	3.2
3. Vitamin Shoppe, Inc.	2.1
4. Shuffle Master, Inc.	2.0
5. Triumph Group, Inc.	2.0
6. Cash America International, Inc.	1.9
7. Oasis Petroleum, Inc.	1.9
8. Quality Systems, Inc.	1.8
9. Salix Pharmaceuticals Ltd.	1.8
10. Bally Technologies, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.4
Health Care	22.1
Consumer Discretionary	18.2
Industrials	15.2
Energy	8.4
Materials	6.1
Financials	5.8
Consumer Staples	1.6

99.8

72

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 99.8%		Shares	Value
CONSUMER DISCRETIONARY – 18.2%
Sotheby’s (Diversified Consumer Svs.)		12,870	$367,181
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	21,831	863,634
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	16,981	769,579
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	39,810	297,381
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	40,799	414,518
Shuffle Master, Inc. (Hotels, Restaurants & Leisure)	(a)	88,259	1,034,395
Universal Electronics, Inc. (Household Durables)	(a)	30,531	515,058
Chico’s FAS, Inc. (Specialty Retail)		22,550	251,207
Genesco, Inc. (Specialty Retail)	(a)	34,298	2,117,559
GNC Holdings, Inc. Class A (Specialty Retail)	(a)	24,854	719,523
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	14,340	303,004
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	26,706	1,065,035
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	16,271	561,349

			9,279,423

CONSUMER STAPLES – 1.6%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	14,469	577,313
Herbalife Ltd. (Personal Products)		4,620	238,715

			816,028

ENERGY – 8.4%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	4,649	305,997
Lufkin Industries, Inc. (Energy Equip. & Svs.)		24,155	1,625,873
OYO Geospace Corp. (Energy Equip. & Svs.)	(a)	10,337	799,360
Cloud Peak Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	11,970	231,260
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	11,643	342,886
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	33,300	968,697

			4,274,073

FINANCIALS – 5.8%
Duff & Phelps Corp. Class A (Capital Markets)		22,433	325,278
UMB Financial Corp. (Commercial Banks)		7,075	263,544
Cash America International, Inc. (Consumer Finance)		21,299	993,172
EZCorp, Inc. Class A (Consumer Finance)	(a)	7,080	186,700
KKR Financial Holdings LLC (Diversified Financial Svs.)		30,255	264,126
Validus Holdings Ltd. (Insurance)		19,355	609,683
Redwood Trust, Inc. (Real Estate Investment Trusts)		33,491	340,938

			2,983,441

HEALTH CARE – 22.1%
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	9,015	309,936
Cepheid, Inc. (Biotechnology)	(a)	15,886	546,637
Onyx Pharmaceuticals, Inc. (Biotechnology)	(a)	4,608	202,522
Seattle Genetics, Inc. (Biotechnology)	(a)	12,815	214,203
Theravance, Inc. (Biotechnology)	(a)	11,578	255,874
United Therapeutics Corp. (Biotechnology)	(a)	11,485	542,666
Arthrocare Corp. (Health Care Equip. & Supplies)	(a)	25,330	802,454
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		7,720	544,414
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	16,515	727,321
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	19,763	663,246
Air Methods Corp. (Health Care Providers & Svs.)	(a)	5,890	497,411
AMERIGROUP Corp. (Health Care Providers & Svs.)	(a)	8,084	477,603
Catalyst Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	14,074	731,848
Centene Corp. (Health Care Providers & Svs.)	(a)	21,646	856,965
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	28,664	542,896
MedAssets, Inc. (Health Care Technology)	(a)	24,646	227,976
Medidata Solutions, Inc. (Health Care Technology)	(a)	11,393	247,798
Quality Systems, Inc. (Health Care Technology)		24,964	923,418
Bruker Corp. (Life Sciences Tools & Svs.)	(a)	34,319	426,242
ICON PLC – ADR (Life Sciences Tools & Svs.)	(a)	13,678	234,031

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	19,926	$413,265
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	19,225	919,916

			11,308,642

INDUSTRIALS – 15.2%
Hexcel Corp. (Aerospace & Defense)	(a)	16,542	400,482
Triumph Group, Inc. (Aerospace & Defense)		17,114	1,000,313
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a)	12,025	462,121
JetBlue Airways Corp. (Airlines)	(a)	94,805	492,986
Geo Group, Inc. / The (Commercial Svs. & Supplies)	(a)	37,710	631,643
Waste Connections, Inc. (Commercial Svs. & Supplies)		23,387	775,045
Northwest Pipe Co. (Construction & Engineering)	(a)	16,838	384,917
GrafTech International Ltd. (Electrical Equip.)	(a)	40,765	556,442
Polypore International, Inc. (Electrical Equip.)	(a)	10,360	455,736
Regal-Beloit Corp. (Electrical Equip.)		8,748	445,886
Meritor, Inc. (Machinery)	(a)	41,510	220,833
WABCO Holdings, Inc. (Machinery)	(a)	16,311	707,897
Acacia Research – Acacia Technologies (Professional Svs.)	(a)	17,474	637,976
Landstar System, Inc. (Road & Rail)		12,690	608,105

			7,780,382

INFORMATION TECHNOLOGY – 22.4%
Riverbed Technology, Inc. (Communications Equip.)	(a)	12,275	288,463
3D Systems Corp. (Computers & Peripherals)	(a)	13,060	188,064
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	15,755	823,514
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	22,596	615,515
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	7,440	251,993
Universal Display Corp. (Electronic Equip., Instr. & Comp.)	(a)	7,597	278,734
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	40,285	319,460
Sapient Corp. (IT Svs.)		68,488	862,949
Cavium, Inc. (Semiconductors & Equip.)	(a)	8,725	248,052
Cymer, Inc. (Semiconductors & Equip.)	(a)	10,211	508,099
EZchip Semiconductor Ltd. (Semiconductors & Equip.)	(a)	9,365	265,310
Teradyne, Inc. (Semiconductors & Equip.)	(a)	48,080	655,330
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	15,240	316,992
ANSYS, Inc. (Software)	(a)	11,580	663,302
Compuware Corp. (Software)	(a)	85,733	713,299
Fortinet, Inc. (Software)	(a)	36,992	806,796
Informatica Corp. (Software)	(a)	11,045	407,892
NICE Systems Ltd. – ADR (Software)	(a)	20,017	689,586
Opnet Technologies, Inc. (Software)		7,410	271,725
Progress Software Corp. (Software)	(a)	21,627	418,482
Qlik Technologies, Inc. (Software)	(a)	24,825	600,765
SuccessFactors, Inc. (Software)	(a)	18,762	748,041
TIBCO Software, Inc. (Software)	(a)	20,326	485,995

			11,428,358

MATERIALS – 6.1%
Huntsman Corp. (Chemicals)		51,471	514,710
Intrepid Potash, Inc. (Chemicals)	(a)	14,162	320,486
Quaker Chemical Corp. (Chemicals)		12,658	492,270
Texas Industries, Inc. (Construction Materials)		13,677	420,978
RTI International Metals, Inc. (Metals & Mining)	(a)	30,701	712,570
Titanium Metals Corp. (Metals & Mining)		43,556	652,469

			3,113,483

Total Common Stocks (Cost $44,539,746)			$50,983,830

73	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	December 31, 2011

Money Market Funds – 0.8%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		443,000	$443,000

Total Money Market Funds (Cost $443,000)			$443,000

Total Investments – 100.6% (Cost $44,982,746)	(b)		$51,426,830
Liabilities in Excess of Other Assets – (0.6)%			(321,445)

Net Assets – 100.0%			$51,105,385

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

74

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	3.19%
Five years	5.43%
Ten years	3.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Nasdaq-100® Index Portfolio returned 3.19% versus 3.66% for the current benchmark, the Nasdaq-100® Index.

The correlation to the index for the year was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.

The largest contributors to the index return for 2011 were Apple, Inc., Google, Inc., QUALCOMM, Inc., Biogen Idec, Inc., and Starbucks Corp. The largest detractors from the index return for 2011 were Oracle Corp., Research in Motion Ltd., Teva Pharmaceuticals Industries Ltd., First Solar, Inc., and Paccar Inc. (1)

Stocks managed to have positive returns in 2011 despite the European debt crisis, gridlock in Washington, and worries about the strength of the U.S. economic recovery. The year was marked by above average volatility as equities were moved by macro economic events. Fundamental financial analysis took a backseat to news of the strength of the Euro, U.S. budget fights on Capitol Hill, and sovereign credit downgrades.

Moving into 2012, we see the U.S. economy continuing to improve. Equity indices are trading at very low historical price to earning ratios, with companies’ earnings expected to continue to rise in 2012. We expect 2012 to be a good year for equities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of The NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

75	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	99.1
Exchange Traded Funds	0.8
Commercial Paper Less Net Liabilities	0.1

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	14.9
2. Microsoft Corp.	8.6
3. Google, Inc. Class A	6.5
4. Oracle Corp.	5.1
5. Intel Corp.	4.9
6. Cisco Systems, Inc.	3.8
7. QUALCOMM, Inc.	3.6
8. Amazon.com, Inc.	3.1
9. Amgen, Inc.	2.2
10. Comcast Corp. Class A	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	66.6
Consumer Discretionary	15.1
Health Care	11.2
Consumer Staples	2.5
Industrials	2.1
Telecommunication Services	1.0
Materials	0.6

99.1

76

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 15.1%
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	2,850	$153,529
Ctrip.com International Ltd. – ADR (Hotels, Restaurants & Leisure)	(a)	3,250	76,050
Starbucks Corp. (Hotels, Restaurants & Leisure)		16,375	753,414
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,750	303,847
Garmin Ltd. (Household Durables)		4,275	170,188
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	10,000	1,731,000
Expedia, Inc. (Internet & Catalog Retail)		2,650	76,903
Liberty Interactive Corp. Class A (Internet & Catalog Retail)	(a)	12,325	199,850
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,225	84,880
priceline.com, Inc. (Internet & Catalog Retail)	(a)	1,100	514,481
Mattel, Inc. (Leisure Equip. & Products)		7,450	206,812
Comcast Corp. Class A (Media)		45,972	1,089,996
DIRECTV Class A (Media)	(a)	15,500	662,780
News Corp. Class A (Media)		37,825	674,798
Sirius XM Radio, Inc. (Media)	(a)	82,375	149,922
Virgin Media, Inc. (Media)		6,600	141,108
Dollar Tree, Inc. (Multiline Retail)	(a)	2,625	218,164
Sears Holdings Corp. (Multiline Retail)	(a)	2,350	74,683
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	5,375	311,589
Orchard Supply Hardware Stores Corp. Class A (Specialty Retail)	(a)(b)	106	388
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,825	225,859
Ross Stores, Inc. (Specialty Retail)		5,075	241,215
Staples, Inc. (Specialty Retail)		15,375	213,559
Fossil, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,375	109,120

			8,384,135

CONSUMER STAPLES – 2.5%
Hansen Natural Corp. (Beverages)	(a)	1,925	177,369
Costco Wholesale Corp. (Food & Staples Retailing)		9,510	792,373
Whole Foods Market, Inc. (Food & Staples Retailing)		3,950	274,841
Green Mountain Coffee Roasters, Inc. (Food Products)	(a)	3,400	152,490

			1,397,073

HEALTH CARE – 11.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,075	291,362
Amgen, Inc. (Biotechnology)		19,247	1,235,850
Biogen Idec, Inc. (Biotechnology)	(a)	5,325	586,016
Celgene Corp. (Biotechnology)	(a)	9,750	659,100
Gilead Sciences, Inc. (Biotechnology)	(a)	16,500	675,345
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,575	151,936
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		3,100	108,469
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	850	393,558
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)	10,675	477,066
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	1,975	127,249
Cerner Corp. (Health Care Technology)	(a)	3,725	228,156
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	3,925	152,722
Mylan, Inc. (Pharmaceuticals)	(a)	9,375	201,187
Perrigo Co. (Pharmaceuticals)		2,050	199,465
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)		15,385	620,939
Warner Chilcott PLC Class A (Pharmaceuticals)	(a)	5,575	84,350

			6,192,770

INDUSTRIALS – 2.1%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,600	251,208
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,650	190,464
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,875	146,100
PACCAR, Inc. (Machinery)		7,864	294,664

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Fastenal Co. (Trading Companies & Distributors)		6,475	$282,375

			1,164,811

INFORMATION TECHNOLOGY – 66.6%
Cisco Systems, Inc. (Communications Equip.)		118,075	2,134,796
F5 Networks, Inc. (Communications Equip.)	(a)	1,750	185,710
QUALCOMM, Inc. (Communications Equip.)		36,920	2,019,524
Research In Motion Ltd. (Communications Equip.)	(a)	11,425	165,662
Apple, Inc. (Computers & Peripherals)	(a)	20,420	8,270,100
Dell, Inc. (Computers & Peripherals)	(a)	39,450	577,153
NetApp, Inc. (Computers & Peripherals)	(a)	8,085	293,243
SanDisk Corp. (Computers & Peripherals)	(a)	5,275	259,583
Seagate Technology PLC (Computers & Peripherals)		10,200	167,280
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	15,675	88,720
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,950	127,506
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	5,950	692,996
eBay, Inc. (Internet Software & Svs.)	(a)	28,360	860,159
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,625	3,633,187
VeriSign, Inc. (Internet Software & Svs.)		3,505	125,199
Yahoo!, Inc. (Internet Software & Svs.)	(a)	27,235	439,301
Automatic Data Processing, Inc. (IT Svs.)		10,725	579,257
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	6,625	426,054
Fiserv, Inc. (IT Svs.)	(a)	3,087	181,330
Infosys Ltd. – ADR (IT Svs.)		1,725	88,630
Paychex, Inc. (IT Svs.)		7,970	239,977
Altera Corp. (Semiconductors & Equip.)		7,050	261,555
Applied Materials, Inc. (Semiconductors & Equip.)		28,950	310,055
Avago Technologies Ltd. (Semiconductors & Equip.)		5,400	155,844
Broadcom Corp. Class A (Semiconductors & Equip.)	(a)	10,675	313,418
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,900	64,144
Intel Corp. (Semiconductors & Equip.)		111,845	2,712,241
KLA-Tencor Corp. (Semiconductors & Equip.)		3,650	176,113
Lam Research Corp. (Semiconductors & Equip.)	(a)	2,625	97,178
Linear Technology Corp. (Semiconductors & Equip.)		5,005	150,300
Marvell Technology Group Ltd. (Semiconductors & Equip.)	(a)	13,300	184,205
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		6,400	166,656
Microchip Technology, Inc. (Semiconductors & Equip.)		4,200	153,846
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	21,700	136,493
NVIDIA Corp. (Semiconductors & Equip.)	(a)	13,412	185,890
Xilinx, Inc. (Semiconductors & Equip.)		5,755	184,505
Activision Blizzard, Inc. (Software)		25,125	309,540
Adobe Systems, Inc. (Software)	(a)	10,780	304,751
Autodesk, Inc. (Software)	(a)	4,975	150,892
BMC Software, Inc. (Software)	(a)	3,750	122,925
CA, Inc. (Software)		10,825	218,827
Check Point Software Technologies Ltd. (Software)	(a)	4,570	240,108
Citrix Systems, Inc. (Software)	(a)	4,100	248,952
Electronic Arts, Inc. (Software)	(a)	7,280	149,968
Intuit, Inc. (Software)		6,530	343,413
Microsoft Corp. (Software)		184,775	4,796,759
Nuance Communications, Inc. (Software)	(a)	6,600	166,056
Oracle Corp. (Software)		110,810	2,842,277
Symantec Corp. (Software)	(a)	16,198	253,499

			36,955,777

MATERIALS – 0.6%
Sigma-Aldrich Corp. (Chemicals)		2,650	165,519
Randgold Resources Ltd. – ADR (Metals & Mining)		1,275	130,178

			295,697

TELECOMMUNICATION SERVICES – 1.0%
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		20,175	565,505

Total Common Stocks (Cost $46,188,192)			$54,955,768

77	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2011

Preferred Stocks – 0.0%		Shares	Value
CONSUMER DISCRETIONARY – 0.0%
Orchard Supply Hardware Stores Corp. (Specialty Retail)	(b)	106	$388

Total Preferred Stocks (Cost $0)			$388

Exchange Traded Funds – 0.8%		Shares	Value
PowerShares QQQ Trust Series 1		7,765	$433,520

Total Exchange Traded Funds (Cost $440,097)			$433,520

Commercial Paper – 0.3%		Face Amount	Amortized Cost
HSBC Finance Corp. 0.030%, 01/03/2012		$175,000	$175,000

Total Commercial Paper (Cost $175,000)			$175,000

Total Investments – 100.2% (Cost $46,803,289)	(c)		$55,564,676
Liabilities in Excess of Other Assets – (0.2)%			(93,739)

Net Assets – 100.0%			$55,470,937

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	A market quotation for this investment was not readily available at December 31, 2011. As discussed in Note 2 of the Notes to Financial Statements, the prices for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. These securities represent $776, or 0.0% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

78

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-7.16%
Five years	-1.79%
Since inception (5/1/02)	3.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Bristol Portfolio returned -7.16% versus 2.11% for the current benchmark, the S&P 500 Index.

The overweight in the Financials sector was a major reason for the under-performance relative to the benchmark index. Continued worries about the debt crisis in Europe, the lack of clarity on resolution of the mortgage meltdown in the U.S., and lower than expected interest rates combined to negatively impact the sector. We also suffered from our traditional absence from Utilities, hardly a growth prospect, but which benefited by a flight to quality in a down year.(1)

The Portfolio’s best performers were SunPower Corp., Pharmasset, Inc., Medicis Pharmaceutical Corp., Rockwell Automation, Inc., and Allergan, Inc. The Portfolio’s worst performers were Royal Caribbean Cruises Ltd., Warner Chilcott PLC., Morgan Stanley, Hartford Financial Services Group, Inc., and United Continental Holdings, Inc. The top contributors to performance were SunPower Corp., Apple, Inc., International Business Machines Corp., Pharmasset, Inc., and UnitedHealth Group, Inc. The top detractors from performance were Bank of America Corp., Morgan Stanley, Royal Caribbean Cruises Ltd., Warner Chilcott PLC, and Citigroup, Inc.(1)

The top contributor to the Portfolio’s performance was SunPower Corp., which boosted performance when Total, a French multi-national oil company, took over a controlling stake of SunPower Corp., contributing 87 basis points. Apple, Inc., which continued its great American success story with its tablet and iPhone 4s market share, contributed 76 basis points to the Portfolio’s performance for the year. International Business Machine Corp.’s positive revisions from strong bookings and product backlogs added 54 basis points. Pharmasset, Inc. had strong trial data for the next generation Hepatitis C drug and generated 44 basis points. Finally, UnitedHealth Group, Inc. had positive revisions from better margins, due to low utilization, and contributed 42 basis points.(1)

Detractors from the Portfolio’s performance included Bank of America Corp. which underperformed by 94 basis points as a series of mortgage repurchase settlements were more costly than investor expectations. Morgan Stanley underperformed by 87 basis points as trading revenue and earnings expectations for the industry declined over the course of the year, driven by lower client activity levels. Royal Caribbean Cruises Ltd., which underperformed by 86 basis points due to high oil prices and weak demand in Europe. Warner Chilcott PLC appeared cheap with good prospects but cost us 75 basis points. Citigroup, Inc. cost us 75 basis points, but remains a great franchise, although hurt by overdone concerns about Europe and continues to trade at a discount to banks with similar businesses.(1)

The major impact of sector selection this year was our traditional absence from any exposure to Utilities, noted above, which cost us 56 basis points and an overexposure to Consumer Staples in down year which cost us 54 basis points. Only our overexposure to Consumer Discretionary generated positive returns, giving us 22 basis points. During the year, our main sector weight changes were adding to Industrials, which went from 10.8% to 20.1% (as a percentage of total common stocks) (versus the benchmark’s 10.7% as a percentage of total common stocks) while lowering our exposure to Financials, but still maintaining an overweight, which went from 23.9% to 16.5% (versus the benchmark’s 13.4%). This reflects our continuing belief in a recovery, and specifically our expectations for the Financials sector. This was also the basis for increasing Information Technology by 3.9% and Energy by 3%, at the expense of Materials (reduced by 6%) and Health Care (reduced by 2.3%).(1)

Early in 2011 many in the investment community believed that it was going to be the year for growth management styles. Many of the basic requirements were already in place: the widespread belief that this was the year of recovery following a three year recession, a corporate sector awash with cash in a lean, a low wage environment, robust earnings, and the end of the Financials sector uncertainties. A year later, in hindsight, we see little evidence for such optimism but the factors are still in place for a better 2012.

Certainly, the year had its fair share of exogenous events: the Arab Spring – a tectonic shift in conventional thinking that promised long term benefits but offered short term disruptions in oil supplies; the Japanese tsunami – that turned a huge natural catastrophe into a potential nuclear disaster that may affect global energy planning for generations to come; the subprime loans of yesteryear - threatening to come home, like unwelcome chickens, to roost in the balance sheets of domestic banks; and finally, the theatre of the absurd in Europe - as repeated European conferences failed to acknowledge the reality of debt that had to be hugely discounted to approach reality.

In such times it can be of value to record what didn’t happen. We did not have the feared double dip recession and an 8,000 S&P 500 Index. War did not break out in the Middle East following the death of Gaddafi or the arrest of Mubarak. Nuclear fallout was contained in Japan and the yo-yo effect of European markets did not create a European recession that would have badly damaged the U.S. export sector.

The market remained cautious throughout the year and favored defensive large cap stocks, but we will remain committed to our style and process and hope that, with the same positive factors at work, 2012 will finally offer those higher expected returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

79	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	94.9
Money Market Funds and Other Net Assets	5.1

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	4.8
2. JPMorgan Chase & Co.	2.3
3. FedEx Corp.	2.1
4. Honeywell International, Inc.	2.1
5. Citigroup, Inc.	2.0
6. Rockwell Automation, Inc.	2.0
7. Bank of New York Mellon Corp. / The	2.0
8. United Parcel Service, Inc. Class B	2.0
9. Wells Fargo & Co.	2.0
10. Amgen, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	24.6
Industrials	19.1
Financials	15.7
Energy	12.2
Consumer Discretionary	10.9
Health Care	7.5
Consumer Staples	3.0
Materials	1.9

94.9

80

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 94.9%		Shares	Value
CONSUMER DISCRETIONARY – 10.9%
Johnson Controls, Inc. (Auto Components)		112,300	$3,510,498
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	(a)	82,500	3,525,225
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		54,200	3,198,342
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	15,100	2,613,810
Lowe’s Cos., Inc. (Specialty Retail)		151,000	3,832,380
Tiffany & Co. (Specialty Retail)		39,900	2,643,774
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	78,400	1,713,824

			21,037,853

CONSUMER STAPLES – 3.0%
Anheuser-Busch InBev NV - ADR (Beverages)		59,000	3,598,410
Tyson Foods, Inc. Class A (Food Products)		102,700	2,119,728

			5,718,138

ENERGY – 12.2%
Baker Hughes, Inc. (Energy Equip. & Svs.)		74,600	3,628,544
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	72,900	3,638,439
Schlumberger Ltd. (Energy Equip. & Svs.)		50,700	3,463,317
Apache Corp. (Oil, Gas & Consumable Fuels)		37,900	3,432,982
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		57,100	3,540,200
Forest Oil Corp. (Oil, Gas & Consumable Fuels)	(a)	169,900	2,302,145
Hess Corp. (Oil, Gas & Consumable Fuels)		62,000	3,521,600

			23,527,227

FINANCIALS – 15.7%
Bank of New York Mellon Corp. / The (Capital Markets)		197,400	3,930,234
Wells Fargo & Co. (Commercial Banks)		140,800	3,880,448
Citigroup, Inc. (Diversified Financial Svs.)		149,900	3,943,869
JPMorgan Chase & Co. (Diversified Financial Svs.)		134,000	4,455,500
Hartford Financial Services Group, Inc. (Insurance)		211,800	3,441,750
Lincoln National Corp. (Insurance)		169,700	3,295,574
MetLife, Inc. (Insurance)		116,200	3,623,116
Prudential Financial, Inc. (Insurance)		71,600	3,588,592

			30,159,083

HEALTH CARE – 7.5%
Amarin Corp PLC - ADR (Biotechnology)	(a)	142,800	1,069,572
Amgen, Inc. (Biotechnology)		60,100	3,859,021
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		75,500	3,826,340
WellPoint, Inc. (Health Care Providers & Svs.)		54,600	3,617,250
Warner Chilcott PLC Class A (Pharmaceuticals)	(a)	140,600	2,127,278

			14,499,461

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 19.1%
Honeywell International, Inc. (Aerospace & Defense)		75,600	$4,108,860

United Technologies Corp. (Aerospace & Defense)		48,000	3,508,320
FedEx Corp. (Air Freight & Logistics)		49,300	4,117,043
United Parcel Service, Inc. Class B (Air Freight & Logistics)		53,300	3,901,027
United Continental Holdings, Inc. (Airlines)	(a)	193,000	3,641,910
Rockwell Automation, Inc. (Electrical Equip.)		53,600	3,932,632
Caterpillar, Inc. (Machinery)		33,000	2,989,800
Pentair, Inc. (Machinery)		99,600	3,315,684
Snap-On, Inc. (Machinery)		37,600	1,903,312
Stanley Black & Decker, Inc. (Machinery)		38,700	2,616,120
Xylem, Inc. (Machinery)		108,400	2,784,796

			36,819,504

INFORMATION TECHNOLOGY – 24.6%
Cisco Systems, Inc. (Communications Equip.)		186,800	3,377,344
QUALCOMM, Inc. (Communications Equip.)		69,800	3,818,060
Apple, Inc. (Computers & Peripherals)	(a)	22,800	9,234,000
EMC Corp. (Computers & Peripherals)	(a)	145,700	3,138,378
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,600	3,617,040
International Business Machines Corp. (IT Svs.)		18,800	3,456,944
Altera Corp. (Semiconductors & Equip.)		92,500	3,431,750
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		143,100	3,726,324
Texas Instruments, Inc. (Semiconductors & Equip.)		126,200	3,673,682
Citrix Systems, Inc. (Software)	(a)	57,300	3,479,256
Electronic Arts, Inc. (Software)	(a)	165,200	3,403,120
Oracle Corp. (Software)		114,400	2,934,360

			47,290,258

MATERIALS – 1.9%
Monsanto Co. (Chemicals)		53,500	3,748,745

Total Common Stocks (Cost $188,310,371)			$182,800,269

Money Market Funds – 2.4%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		4,667,000	$4,667,000

Total Money Market Funds (Cost $4,667,000)			$4,667,000

Total Investments – 97.3% (Cost $192,977,371)	(b)		$187,467,269
Other Assets in Excess of Liabilities – 2.7%			5,204,866

Net Assets – 100.0%			$192,672,135

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

81

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-9.29%
Five years	0.30%
Since inception (5/1/02)	2.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Bryton Growth Portfolio returned -9.29% versus -2.91% for the current benchmark, the Russell 2000 Growth Index.

It was a year of natural disaster, political change, and huge financial problems in Europe that turned U.S. investors defensive and in favor of large cap stocks, but there were still ample opportunities for specific company growth. We benefited from the acquisition of RSC Holdings, Inc. by United Rentals, Inc. at a healthy premium and had a significant investment in bio-technology stocks that contributed positively.(1)

The tragedy in Japan significantly impacted the Portfolio’s performance. One of the companies the Portfolio owned, Paladin Energy Ltd., a uranium producer, was down significantly as the nuclear disaster in Japan undermined the prospect of global nuclear power utilization. Other holdings, particularly our Consumer Discretionary and semiconductor stocks, were also affected. Hawaiian Holdings, Inc. saw substantial drop off in passenger traffic from Japan. MaxLinear, Inc. and Silicon Image, Inc. underperformed partly due to direct exposure to the Japanese market.(1)

Several of our holdings, OCZ Technology Group, Inc., Northern Oil & Gas, Inc., and Ebix, Inc. were subjects of short seller attacks. Though no wrong-doing by the companies was found, the performance of the stocks was negatively impacted.(1)

The Portfolio’s top performers were RSC Holdings, Inc., Pharmasset, Inc., Inhibitex Inc., Pharmacyclics, Inc., and RightNow Technologies, Inc. The Portfolio’s worst performers were Velti PLC, Anadigics, Inc., Pacific Biosciences of California, Inc., Targacet, Inc., and Ciena Corp. The Portfolio’s top contributors to performance were RSC Holdings, Inc., Pharmasset, Inc., Inhibitex, Inc., Pharmacyclics, Inc., and RightNow Technologies, Inc. The Portfolio’s largest detractors from performance were Velti PLC, St. Helier, Anadigics, Inc., Targacet, Inc., Pacific Biosciences of California, Inc., and Stillwater Mining Co.(1)

The top contributor to the Portfolio was RSC Holdings, Inc., an equipment rental firm that was bought by United Rentals, Inc. and added 244 basis points in performance. Two biotechs Pharmasset, Inc. and Pharmacyclics, Inc. saw positive clinical and regulatory news, which contributed 202 basis points and 157 basis points, respectively.

Inhibitex, Inc. added 172 basis points, while RightNow Technologies, Inc., a leading call center software company was bought by Oracle and contributed 134 basis points.(1)

The top detractor from performance was Velti PLC, a leading mobile advertising platform that cost us 155 basis points in performance for the year, but which we still hold as the market for such services is growing at 50% per year, (although the firm does face threats from Apple/Google). Anadigics, Inc., a supplier of power amplifiers with significant exposure to the handset market, cost us 144 basis points. Through the year, there were concerns that macro weakness, a slow ramp of 3G phones in China, and Japan’s impact on inventory levels would ultimately hurt end-market demand. Anadigics, Inc. also struggled with design changes at key customers that raised concerns for near-term sales. Targacet, Inc., a drug company working on a promising anti-depression treatment, cost us 140 basis points when the firm released trial results that were quite negative. Another disappointment was Pacific Biosciences of California, Inc., a leading DNA sequencing firm for hospitals and clinics that has suffered as budget constraints led to slower adoptions of the company’s new platforms. Finally, our exposure to Stillwater Mining Co. cost us 124 basis points when management turned a pure palladium play (benefiting from strong demand as a substitute for platinum in catalytic convertors) into just another diversified mining company by the disastrous acquisition of a copper/gold field that is both a long way from production and extremely costly to develop.(1)

The best sector allocation decisions were our continued underweight of Industrials, which generated 62 basis points, and an underweight in Consumer Staples that added 16 basis points. Our major changes in sector weightings included Health Care at 10.3%, down from 19.3% (as the percentage of total common stocks versus the index weighting of 20%). At 15.2% we have an Energy sector overweight of 6.4%, against the index weighting of 8.8% and our exposure last year of only 7.9%. We added Consumer Staples stocks this year (at 3%, still underweighted to the index 4.2%) and reduced our holdings of Consumer Discretionary from 17.7% to 11.4% compared to the benchmark’s 14.4%. We sold Liz Claiborne, Inc. and Talbots, Inc. as they continued to struggle in trying to turn around their business. Our holdings in Financials stayed unchanged at 1.8%, as did our strong exposure to Information Technology (32%, versus the index at 23.3%) and Materials remained largely unchanged.(1)

Early in 2011 many in the investment community believed that it was going to be the year for growth management styles. Many of the basic requirements were already in place: the widespread belief that this was the year of recovery following a three year recession, a corporate sector awash with cash in a lean, low wage environment, robust earnings, and the end of the financial sector uncertainties. A year later, in hindsight, we see little evidence for such optimism, but the factors are still in place for a better 2012.

Certainly, the year had its fair share of exogenous events: the Arab Spring, a tectonic shift in conventional thinking that promised long term benefits but offered short term disruptions in oil supplies; the Japanese tsunami, which turned a huge natural catastrophe into a potential nuclear disaster that may affect global energy planning for generations to come; the sub-prime loans of yesteryear, which threatened to come home, like unwelcome chickens, to roost in the balance sheets of domestic banks; and finally, the theatre of the absurd in Europe, as repeated European conferences failed to acknowledge the reality of debt that had to be hugely discounted to approach reality.

In such times it can be of value to record what didn’t happen. We did not have the feared double dip recession and an 8,000 S&P 500 Index. War did not break out in the Middle East following the death of Gaddafi or the arrest of Mubarak. Nuclear fallout was contained in Japan and the yo-yo effect of European markets did not create a European recession that would have badly damaged the U.S. export sector.

82	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

The market remained cautious throughout the year and favored defensive large cap stocks, but we will remain committed to our style and process and hope that, with the same positive factors at work, 2012 will finally offer those higher expected returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	91.0
Money Market Funds and
Other Net Assets	9.0

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. United Rentals, Inc.	2.5
2. Kenexa Corp.	2.5
3. Middleby Corp.	2.3
4. Genesee & Wyoming, Inc. Class A	2.3
5. OCZ Technology Group, Inc.	2.2
6. Acuity Brands, Inc.	2.2
7. Orient-Express Hotels Ltd. Class A	2.1
8. TriQuint Semiconductor, Inc.	2.1
9. Rosetta Resources, Inc.	2.1
10. Internap Network Services Corp.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	27.9
Industrials	19.7
Energy	14.6
Consumer Discretionary	9.9
Health Care	9.0
Materials	6.3
Consumer Staples	2.0
Financials	1.6

91.0

83

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 91.0%		Shares	Value
CONSUMER DISCRETIONARY – 9.9%
Caribou Coffee Co., Inc. (Hotels, Restaurants & Leisure)	(a)	229,377	$3,199,809
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	444,900	3,323,403
Finish Line, Inc. / The Class A (Specialty Retail)		156,600	3,020,031
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	183,713	2,713,441
True Religion Apparel, Inc. (Textiles, Apparel & Luxury Goods)	(a)	92,200	3,188,276

			15,444,960

CONSUMER STAPLES – 2.0%
Elizabeth Arden, Inc. (Personal Products)	(a)	83,100	3,078,024

ENERGY – 14.6%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	48,700	3,205,434
OYO Geospace Corp. (Energy Equip. & Svs.)	(a)	37,441	2,895,313
Western Energy Services Corp. (Energy Equip. & Svs.)	(a)	379,200	3,152,711
Americas Petrogas, Inc. (Oil, Gas & Consumable Fuels)	(a)	631,200	1,856,359
Antrim Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	2,298,700	2,735,453
Clean Energy Fuels Corp. (Oil, Gas & Consumable Fuels)	(a)	208,900	2,602,894
Energy Partners Ltd. (Oil, Gas & Consumable Fuels)	(a)	198,400	2,896,640
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	75,400	3,279,900

			22,624,704

FINANCIALS – 1.6%
First Midwest Bancorp, Inc. (Commercial Banks)		243,700	2,468,681

HEALTH CARE – 9.0%
Amarin Corp PLC–ADR (Biotechnology)	(a)	196,800	1,474,032
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	71,784	2,844,082
Enzon Pharmaceuticals, Inc. (Biotechnology)	(a)	131,000	877,700
Oncothyreon, Inc. (Biotechnology)	(a)	220,100	1,668,358
Pharmacyclics, Inc. (Biotechnology)	(a)	127,400	1,888,068
YM Biosciences, Inc. (Biotechnology)	(a)	994,860	1,631,570
NxStage Medical, Inc. (Health Care Equip. & Supplies)	(a)	107,040	1,903,171
Nektar Therapeutics (Pharmaceuticals)	(a)	290,100	1,623,110

			13,910,091

INDUSTRIALS – 19.7%
Hexcel Corp. (Aerospace & Defense)	(a)	131,200	3,176,352
Black Diamond Group Ltd. (Commercial Svs. & Supplies)		70,500	1,277,477
Acuity Brands, Inc. (Electrical Equip.)		63,800	3,381,400
Middleby Corp. (Machinery)	(a)	38,300	3,601,732
Titan International, Inc. (Machinery)		165,000	3,210,900
Avis Budget Group, Inc. (Road & Rail)	(a)	240,500	2,578,160
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	58,300	3,531,814
Roadrunner Transportation Systems, Inc. (Road & Rail)	(a)	209,000	2,953,170

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Titan Machinery, Inc. (Trading Companies & Distributors)	(a)	138,300	$3,005,259
United Rentals, Inc. (Trading Companies & Distributors)	(a)	133,500	3,944,925

			30,661,189

INFORMATION TECHNOLOGY – 27.9%
Ciena Corp. (Communications Equip.)	(a)	247,500	2,994,750
Finisar Corp. (Communications Equip.)	(a)	153,000	2,561,985
Sycamore Networks, Inc. (Communications Equip.)	(a)	73,700	1,319,230
Cray, Inc. (Computers & Peripherals)	(a)	225,886	1,461,482
NCR Corp. (Computers & Peripherals)	(a)	153,800	2,531,548
OCZ Technology Group, Inc. (Computers & Peripherals)	(a)	513,900	3,396,879
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	201,005	2,749,748
Internap Network Services Corp. (Internet Software & Svs.)	(a)	541,425	3,216,065
Velti PLC (Internet Software & Svs.)	(a)	366,800	2,494,240
Amkor Technology, Inc. (Semiconductors & Equip.)	(a)	609,200	2,656,112
Cavium, Inc. (Semiconductors & Equip.)	(a)	87,000	2,473,410
Fairchild Semiconductor International, Inc. (Semiconductors & Equip.)	(a)	219,100	2,637,964
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	520,200	2,809,080
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	680,600	3,314,522
ClickSoftware Technologies Ltd. (Software)		302,500	2,900,975
Kenexa Corp. (Software)	(a)	145,000	3,871,500

			43,389,490

MATERIALS – 6.3%
Intrepid Potash, Inc. (Chemicals)	(a)	138,600	3,136,518
Kronos Worldwide, Inc. (Chemicals)		143,200	2,583,328
Capstone Mining Corp. (Metals & Mining)	(a)	525,000	1,424,115
Cline Mining Corp. (Metals & Mining)	(a)	1,756,000	2,651,560

			9,795,521

Total Common Stocks (Cost $147,005,291)			$141,372,660

Money Market Funds – 6.1%		Shares	Value
Federated Prime Cash Obligations Fund Institutional Class		1,814,000	$1,814,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		7,675,000	7,675,000

Total Money Market Funds (Cost $9,489,000)			$9,489,000

Total Investments – 97.1% (Cost $156,494,291)	(b)		$150,861,660
Other Assets in Excess of Liabilities – 2.9%			4,578,925

Net Assets – 100.0%			$155,440,585

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

84

Ohio National Fund, Inc.	U.S. Equity Portfolio

Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-1.96%
Five years	-5.42%
Since inception (5/1/04)	0.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the U.S. Equity Portfolio returned -1.96% versus 1.75% for the current benchmark, the S&P Composite 1500 Index.

We believe the stock market is in a multi-year recovery from the lows of 2009 and that the market decline in the summer of 2011, principally due to the European debt crisis, will prove to be a temporary setback similar to the Cuban Missile Crisis, the invasion of Kuwait, and the Asian Contagion. During those events, the market declined sharply, experienced much greater than normal volatility, and then rebounded and resumed its previous upward path. Expecting a similar scenario this time and possessing no ability to “time” such an emotionally charged event, we chose to ride through the decline and subsequent rebound, as evidenced by the low turnover. Our primary guide was our overall market value-to-price (“V/P”) ratio, which indicated that stocks, on average, were under-priced relative to our estimate of intrinsic value. In fact, at the bottom in early October, we recorded a 1.60 V/P.

During 2011, the Portfolio was positioned for an upward market, generally holding stocks in cyclical, economically-sensitive sectors and industries that we viewed as the best bargains available. As a result, the Portfolio beat the market during the four month advance through April 29, 2011, but fell more than the market during the drop from April 29 through October 3, 2011. In the final three months of 2011, the Portfolio gained more than the market, but not enough to be positive for the entire year ended December 31, 2011, nor enough to beat the benchmark for the year. It is difficult for our system to handle quick four and five month theme reversals.(1)

It was a frustrating year for equity value investors because of the disconnect we observed between company and investment fundamentals and investor behavior. Earnings per share (EPS) for the companies in the S&P 500 Index, as reported in the third quarter of 2011, grew 15% on average from those values reported one year earlier. As 2011 drew to a close, EPS for the companies in the S&P 500 were estimated to grow more than 12% over the course of the next year. Declining interest rates, another fundamental that is usually positive for stocks, should have provided support for higher equity valuations. Investors, though, did not embrace these fundamentals and, instead, focused on worries surrounding the slowing U.S. economy, China’s slowing economy, the European sovereign debt crisis, and the U.S. Federal government’s bitter in-fighting over its country’s deficit.

The biggest positive contribution came from the Consumer Discretionary sector, which was held at slightly more than double its benchmark weight. Another significant positive contribution came from the underweighting of the Financials sector, which had attractive valuation readings, but lacked the relative strength required in our system. The Portfolio’s underweight positions in the Consumer Staples and Health Care sectors detracted from performance as those sectors held up better than average during the market decline from April 29 through October 3, 2011.(1)

The Consumer Discretionary sector contributed to performance not only because it was overweight, but also because of the positive industry selection within the sector.

The five individual stocks contributing the most positive performance were TJX Cos., Inc., Apple, Inc., Kirby Corp., NIKE, Inc., and Ross Stores, Inc. The five largest gainers were TJX Cos., Inc., W.W. Grainger, Inc., Kirby Corp., Ross Stores, Inc., and Tupperware Brands Corp.(1)

Although the Energy sector was held at about benchmark weight, the industries and stocks proved to be a drag on performance. In particular, the coal & consumable fuels, drilling, and equipment & services industries pulled down returns.

The five largest negative contributors were Alpha Natural Resources, Inc., Bio-Reference Laboratories, Siemens AG, Steel Dynamics, Inc., and Corning, Inc. The five stocks with the largest losses were Alpha Natural Resources, Inc., Walter Energy, Inc., Bio-Reference Laboratories, Corning, Inc., and Steel Dynamics, Inc.(1)

From a Portfolio allocation perspective, the industry and stock selection in the under-weighted Financials sector is also noteworthy. Until September, when JPMorgan Chase & Co. and Wells Fargo & Co. were purchased, the exposure was primarily in consumer finance, not the large investment and diversified banks.

As of January 6, 2012, our market V/P stands at an attractive 1.36 and would seem to reflect all the financial and economic concerns bothering investors. We expect prices to continue their move up toward value and we expect underlying valuations to continue to improve as well. As the best bargains at the low in early October were the cyclical, economically-sensitive sectors and industries, the Portfolio remains heavily tilted toward the Industrials, Consumer Discretionary, Information Technology, Energy, and Materials sectors. These sectors have generally performed well the last three months and we expect the sector and industry theme to continue into 2012.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

85	(continued)

Ohio National Fund, Inc.	U.S. Equity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	99.8
Money Market Funds and Other Net Assets	0.2

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	5.7
2. Praxair, Inc.	4.2
3. TJX Cos., Inc.	4.0
4. NIKE, Inc. Class B	3.8
5. Caterpillar, Inc.	3.8
6. Comcast Corp. Class A	3.7
7. International Business Machines Corp.	3.3
8. Time Warner Cable, Inc.	3.2
9. Emerson Electric Co.	3.0
10. Siemens AG - ADR	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Industrials	26.2
Consumer Discretionary	24.3
Information Technology	17.0
Energy	11.4
Materials	9.8
Financials	8.6
Health Care	2.5

99.8

86

Ohio National Fund, Inc.	U.S. Equity Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 99.8%		Shares	Value
CONSUMER DISCRETIONARY – 24.3%
Helen of Troy Ltd. (Household Durables)	(a)	9,990	$306,693
Comcast Corp. Class A (Media)		20,940	496,487
Time Warner Cable, Inc. (Media)		6,810	432,912
Viacom, Inc. Class B (Media)		5,410	245,668
Walt Disney Co. / The (Media)		8,090	303,375
Lowe’s Cos., Inc. (Specialty Retail)		12,680	321,818
TJX Cos., Inc. (Specialty Retail)		8,290	535,119
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		5,280	508,834
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		2,480	88,387

			3,239,293

ENERGY – 11.4%
Halliburton Co. (Energy Equip. & Svs.)		5,680	196,017
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		3,160	214,848
Noble Corp. (Energy Equip. & Svs.)	(a)	10,120	305,826
Schlumberger Ltd. (Energy Equip. & Svs.)		2,960	202,198
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	9,290	189,795
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		9,310	195,975
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		5,220	219,136

			1,523,795

FINANCIALS – 8.6%
Wells Fargo & Co. (Commercial Banks)		11,800	325,208
Cash America International, Inc. (Consumer Finance)		2,030	94,659
EZCorp, Inc. Class A (Consumer Finance)	(a)	7,980	210,433
CME Group, Inc. (Diversified Financial Svs.)		1,050	255,853
JPMorgan Chase & Co. (Diversified Financial Svs.)		7,740	257,355

			1,143,508

HEALTH CARE – 2.5%
Celgene Corp. (Biotechnology)	(a)	4,890	330,564

INDUSTRIALS – 26.2%
FedEx Corp. (Air Freight & Logistics)		1,780	148,648
Cooper Industries PLC (Electrical Equip.)		6,060	328,149
Emerson Electric Co. (Electrical Equip.)		8,660	403,469
General Electric Co. (Industrial Conglomerates)		17,030	305,007

Common Stocks (continued)		Shares	Value
INDUSTRIALS (continued)
Siemens AG – ADR (Industrial Conglomerates)		4,170	$398,694
Caterpillar, Inc. (Machinery)		5,530	501,018
Dover Corp. (Machinery)		4,730	274,577
Eaton Corp. (Machinery)		2,800	121,884
Illinois Tool Works, Inc. (Machinery)		4,060	189,643
Parker Hannifin Corp. (Machinery)		820	62,525
CSX Corp. (Road & Rail)		11,310	238,189
Union Pacific Corp. (Road & Rail)		2,490	263,791
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,390	260,194

			3,495,788

INFORMATION TECHNOLOGY – 17.0%
Juniper Networks, Inc. (Communications Equip.)	(a)	14,000	285,740
Apple, Inc. (Computers & Peripherals)	(a)	1,890	765,450
NetApp, Inc. (Computers & Peripherals)	(a)	6,510	236,118
Accenture PLC Class A (IT Svs.)		4,080	217,178
CACI International, Inc. Class A (IT Svs.)	(a)	5,870	328,250
International Business Machines Corp. (IT Svs.)		2,370	435,796

			2,268,532

MATERIALS – 9.8%
Praxair, Inc. (Chemicals)		5,260	562,294
Cliffs Natural Resources, Inc. (Metals & Mining)		2,460	153,381
Nucor Corp. (Metals & Mining)		4,820	190,727
Steel Dynamics, Inc. (Metals & Mining)		24,380	320,597
Walter Energy, Inc. (Metals & Mining)		1,230	74,489

			1,301,488

Total Common Stocks (Cost $12,487,305)			$13,302,968

Money Market Funds – 0.2%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		31,000	$31,000

Total Money Market Funds (Cost $31,000)			$31,000

Total Investments – 100.0% (Cost $12,518,305)	(b)		$13,333,968
Other Assets in Excess of Liabilities – 0.0%			2,043

Net Assets – 100.0%			$13,336,011

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

87

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	2.29%
Five years	2.47%
Since inception (5/1/04)	5.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Balanced Portfolio returned 2.29% versus 4.29% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index. Over the course of the year, we maintained an approximate 65/35 split between stocks and bonds. Generally speaking, our equity positions outperformed the S&P Composite 1500 Index while the bond portion’s overweight in corporate bonds relative to the broad-based Barclays Capital U.S. Universal Index resulted in fixed income underperformance.

We believe the stock market is in a multi-year recovery from the lows of 2009 and that the market decline in the summer of 2011, principally due to the European debt crisis, will prove to be a temporary setback similar to the Cuban Missile Crisis, the invasion of Kuwait, and the Asian Contagion. During those events, the market declined sharply, experienced much greater than normal volatility, and then rebounded and resumed its previous upward path. Expecting a similar scenario this time and possessing no ability to “time” such an emotionally charged event, we chose to ride through the decline and subsequent rebound, as evidenced by the low turnover. Our primary guide was our overall market value-to-price (“V/P”) ratio, which indicated that stocks, on average, were under-priced relative to our estimate of intrinsic value. In fact, at the bottom in early October, we recorded a 1.60 V/P.

It was a frustrating year for equity value investors because of the disconnect we observed between company and investment fundamentals and investor behavior. Earnings per share (“EPS”) for the companies in the S&P 500 Index, as reported in the third quarter of 2011, grew 15% on average from those values reported one year earlier. As 2011 drew to a close, EPS for the companies in the S&P 500 Index were estimated to grow more than 12% over the course of the next year. Declining interest rates, another fundamental that is usually positive for stocks, should have provided support for higher equity valuations. Investors, though, did not embrace these fundamentals and, instead, focused on worries surrounding the slowing U.S. economy, China’s slowing economy, the European sovereign debt crisis, and the U.S. Federal government’s bitter in-fighting over its country’s deficit.

While the majority of headline news focused on volatility in the equity market, the fixed income space experienced similar movement. This volatility also created an extremely challenging environ-

ment for our fixed income valuation methodology. The bond market began the year with a strong corporate bond rally, with specific emphasis on the high yield space, as investors became more and more confident in the underlying economic environment. This euphoria changed course rather abruptly due to many of the same factors affecting the equity market. This change in course resulted in a massive flight to safety as the yield on the U.S. 10-year Treasury dropped from a high of 3.73% in February 2011 to a low of 1.72% by September. Utilizing our fixed income valuation system, which is quantitatively based on comparing historical relationships across the credit curve to current relationships, the Portfolio maintained an overweight position in corporate bonds and underweight position in Treasury securities over the course of 2011. Unfortunately, this positioning resulted in relative underperformance as the best performing asset class in 2011 turned out to be long-term Treasury securities.(1)

In assessing the equity portion of the Portfolio, the Health Care sector was the largest contributor to performance. The overweight position in the sector contributed almost 1.5% to performance. Within the sector, positions in the Pharmaceuticals and Managed Healthcare industries were the main drivers of contribution. In the Pharmaceuticals industry, Pfizer Inc. and Abbott Laboratories accounted for approximately 0.65% of positive performance. In the Managed Healthcare industry, Aetna Inc. and UnitedHealth Group Inc. contributed approximately 0.55%.

Another significant positive contribution came from the underweighting of the Financials sector, which had attractive valuation readings but lacked the relative strength required in our system. The Portfolio was positioned in the smaller industries such as consumer finance and avoided much of the losses of the major banks and asset managers. Consumer Finance company World Acceptance Corp., a 1.0% position in the Fund that rose significantly over the year, contributed 0.35% to the Portfolio’s performance.(1)

At the other end of the spectrum, overweight positions in the Industrials and Materials sectors detracted from the equity portion of the Portfolio. Combined, these two sectors comprised just over a 23% average weight in the Portfolio over the year versus a 15.6% weighting in the benchmark. Both sectors underperformed, detracting about 1.6% from the Portfolio’s performance.

Within the Industrials sector, positions in the Industrial Machinery and Industrial Conglomerate industries were the primary detractors. Combined, these two industries comprised about 6.2% of the Portfolio on average over the year and detracted almost 0.9% from the Portfolio’s performance. Industrials stocks Dover Corp. and Eaton Corp both fell over the year, taking away approximately 0.30% from the Portfolio’s return. Siemens AD, in the Industrials Conglomerates industry, fell significantly over the year, detracting almost 0.40%.

Within the Materials sector, industry positions in Diversified Metals & Mining and Fertilizers & Agricultural Chemicals were the primary detractors. Positions in these two industries comprised just over 2.5% of the Portfolio on average over the year and detracted approximately 0.90% from performance. Diversified Metals & Mining company Freeport-McMoran Copper & Gold Inc detracted just over 0.40%, making it the Portfolio’s biggest drag on performance. Mosaic Co. in the Fertilizer & Agricultural Chemicals industry detracted almost 0.30% from performance.

The top five stocks with the greatest contribution to return were TJX Cos., Inc., Mastercard, Inc., International Business Machines Corp., Exxon Mobil Corp., and Chevron Corp. The top five stocks with the greatest gains were Mastercard, Inc. TJX Cos., Inc., Aetna, Inc., World Acceptance Corp., and Marathon Petroleum Corp. The biggest detractor from the Portfolio’s relative performance came from the Materials sector. The Materials sector was overweight for most of the year. Investments in the gold, diversified metals & mining, and fertilizer & agricultural chemicals industries produced negative returns for the year. The five largest

88	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

detractors from performance were RWE AG, Aeropostale, Inc., Lender Processing Services, Inc., Siemens AG, and Freeport-McMoRan Copper & Gold, Inc. The five stocks with the lowest returns were Lender Processing Services, Inc., RWE AG, Aeropostale, Inc., The Mosaic Co., and Freeport-McMoRan Copper & Gold, Inc.(1)

Going into the new year, our valuation system indicates that the overall equity market has plenty of value. On average, stocks are trading at around 40% below our calculation of fair value. Because of this the Portfolio has a slightly higher allocation to equities with a 70% equity and 30% bond split. We view the sharp declines in the late summer months of 2011 to be an overreaction to worries of European default and congressional deadlock, which leaves a good opportunity to buy stocks at a discount and make gains off a continuation of the rally that started in 2009. We expect prices to continue their move up and we expect underlying valuations to continue to improve as well. As the best bargains at the low in early October were the cyclical, economically-sensitive sectors and industries, the Portfolio remains heavily tilted toward the Industrials, Consumer Discretionary, and Energy sectors. These sectors have generally performed well the last three months and we expect the sector and industry theme to continue into 2012. In the bond market, we expect to see a general reversal in the flight to safety trend that resulted in such strong Treasury returns during 2011. In turn, this should allow investors to focus on both the declining default rate and improving balance sheet fundamentals that have historically resulted in corporate bond out-performance.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Exxon Mobil Corp.	2.0
2. International Business Machines Corp.	1.7
3. PPL Energy Supply LLC 6.500%, 05/01/2018	1.7
4. Chevron Corp.	1.4
5. Apple, Inc.	1.4
6. Wells Fargo & Co.	1.4
7. TJX Cos., Inc.	1.4
8. General Electric Co.	1.3
9. Comcast Corp. Class A	1.3
10. American International Group, Inc. 8.250%, 08/15/2018	1.2

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	66.5
Corporate Bonds (3)	32.2
U.S. Treasury Obligations	0.6
Money Market Funds and Other Net Assets	0.7

100.0

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Industrials	17.9
Financials	16.5
Consumer Discretionary	11.8
Information Technology	11.4
Consumer Staples	8.9
Health Care	8.8
Materials	8.2
Energy	8.2
Utilities	4.5
Telecommunication Services	2.5

98.7

89

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 66.5%		Shares	Value
CONSUMER DISCRETIONARY – 8.6%
Comcast Corp. Class A (Media)		9,000	$213,390
Time Warner Cable, Inc. (Media)		2,580	164,011
Walt Disney Co. / The (Media)		4,670	175,125
Dollar Tree, Inc. (Multiline Retail)	(a)	990	82,279
Target Corp. (Multiline Retail)		3,150	161,343
Aeropostale, Inc. (Specialty Retail)	(a)	3,500	53,375
GameStop Corp. Class A (Specialty Retail)	(a)	2,500	60,325
Guess?, Inc. (Specialty Retail)		1,500	44,730
Lowe’s Cos., Inc. (Specialty Retail)		3,000	76,140
TJX Cos., Inc. (Specialty Retail)		3,590	231,734
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		2,140	206,232

			1,468,684

CONSUMER STAPLES – 5.0%
CVS Caremark Corp. (Food & Staples Retailing)		1,820	74,220
Walgreen Co. (Food & Staples Retailing)		1,940	64,136
Bunge Ltd. (Food Products)		1,120	64,064
Corn Products International, Inc. (Food Products)		1,530	80,463
Colgate-Palmolive Co. (Household Products)		2,070	191,247
Kimberly-Clark Corp. (Household Products)		2,640	194,198
Procter & Gamble Co. / The (Household Products)		2,680	178,783

			847,111

ENERGY – 6.6%
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	4,150	71,961
Noble Corp. (Energy Equip. & Svs.)	(a)	5,510	166,512
Transocean Ltd. (Energy Equip. & Svs.)		1,480	56,817
Chevron Corp. (Oil, Gas & Consumable Fuels)		2,280	242,592
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4,100	347,516
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		2,200	64,394
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		1,100	36,619
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		6,340	133,457

			1,119,868

FINANCIALS – 4.9%
U.S. Bancorp (Commercial Banks)		3,000	81,150
Wells Fargo & Co. (Commercial Banks)		8,450	232,882
World Acceptance Corp. (Consumer Finance)	(a)	1,660	122,010
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,000	120,550
JPMorgan Chase & Co. (Diversified Financial Svs.)		3,600	119,700
Travelers Cos., Inc. / The (Insurance)		1,500	88,755
Annaly Capital Management, Inc. (Real Estate Investment Trusts)		4,210	67,192

			832,239

HEALTH CARE – 8.1%
Celgene Corp. (Biotechnology)	(a)	1,700	114,920
PDL BioPharma, Inc. (Biotechnology)		15,730	97,526
Covidien PLC (Health Care Equip. & Supplies)		2,170	97,672
Stryker Corp. (Health Care Equip. & Supplies)		740	36,785
Aetna, Inc. (Health Care Providers & Svs.)		3,000	126,570
AmerisourceBergen Corp. (Health Care Providers & Svs.)		2,000	74,380
McKesson Corp. (Health Care Providers & Svs.)		2,000	155,820
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		1,750	88,690
Abbott Laboratories (Pharmaceuticals)		3,450	193,993
Eli Lilly & Co. (Pharmaceuticals)		1,000	41,560
Johnson & Johnson (Pharmaceuticals)		2,660	174,443
Merck & Co., Inc. (Pharmaceuticals)		2,000	75,400
Pfizer, Inc. (Pharmaceuticals)		5,000	108,200

			1,385,959

INDUSTRIALS – 15.0%
General Dynamics Corp. (Aerospace & Defense)		1,500	99,615
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,300	86,684
Lockheed Martin Corp. (Aerospace & Defense)		1,520	122,968
Northrop Grumman Corp. (Aerospace & Defense)		500	29,240
United Technologies Corp. (Aerospace & Defense)		950	69,435

Common Stocks (continued)		Shares	Value
INDUSTRIALS (continued)
FedEx Corp. (Air Freight & Logistics)		2,090	$174,536
Cooper Industries PLC (Electrical Equip.)		1,220	66,063
Emerson Electric Co. (Electrical Equip.)		1,990	92,714
Hubbell, Inc. Class B (Electrical Equip.)		2,000	133,720
Thomas & Betts Corp. (Electrical Equip.)	(a)	1,500	81,900
Danaher Corp. (Industrial Conglomerates)		3,080	144,883
General Electric Co. (Industrial Conglomerates)		11,970	214,383
Siemens AG - ADR (Industrial Conglomerates)		960	91,786
Caterpillar, Inc. (Machinery)		1,820	164,892
Dover Corp. (Machinery)		1,930	112,036
Eaton Corp. (Machinery)		3,940	171,508
Parker Hannifin Corp. (Machinery)		1,220	93,025
Valmont Industries, Inc. (Machinery)		1,290	117,119
Canadian National Railway Co. (Road & Rail)		1,760	138,266
CSX Corp. (Road & Rail)		6,480	136,469
Union Pacific Corp. (Road & Rail)		1,970	208,702

			2,549,944

INFORMATION TECHNOLOGY – 11.4%
Apple, Inc. (Computers & Peripherals)	(a)	590	238,950
Anixter International, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,480	88,267
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,130	154,503
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	9,410	53,261
Ingram Micro, Inc. Class A (Electronic Equip., Instr. & Comp.)	(a)	3,940	71,669
Multi-Fineline Electronix, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,580	53,019
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)	(a)	3,140	95,644
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,810	89,432
Accenture PLC Class A (IT Svs.)		2,930	155,964
Automatic Data Processing, Inc. (IT Svs.)		2,500	135,025
CACI International, Inc. Class A (IT Svs.)	(a)	2,590	144,833
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	1,910	122,832
International Business Machines Corp. (IT Svs.)		1,600	294,208
Lender Processing Services, Inc. (IT Svs.)		2,370	35,716
Mastercard, Inc. Class A (IT Svs.)		230	85,749
Microsoft Corp. (Software)		5,020	130,319

			1,949,391

MATERIALS – 3.9%
Air Products & Chemicals, Inc. (Chemicals)		1,410	120,118
Cabot Corp. (Chemicals)		2,280	73,279
Ecolab, Inc. (Chemicals)		2,620	151,462
Mosaic Co. / The (Chemicals)		980	49,421
Potash Corp of Saskatchewan, Inc. (Chemicals)		1,360	56,141
Praxair, Inc. (Chemicals)		1,240	132,556
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		2,000	73,580

			656,557

TELECOMMUNICATION SERVICES – 1.4%
AT&T, Inc. (Diversified Telecom. Svs.)		2,300	69,552
Nippon Telegraph & Telephone Corp. – ADR (Diversified Telecom. Svs.)		3,580	90,681
Rogers Communications, Inc. Class B (Wireless Telecom. Svs.)		2,190	84,337

			244,570

UTILITIES – 1.6%
Public Service Enterprise Group, Inc. (Multi-Utilities)		1,950	64,370
RWE AG – ADR (Multi-Utilities)		1,000	34,930
American Water Works Co., Inc. (Water Utilities)		5,620	179,053

			278,353

Total Common Stocks (Cost $10,635,231)			$11,332,676

90	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds – 32.2%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 3.2%
Cooper Tire & Rubber Co. (Auto Components)		7.625%	03/15/2027	$100,000	$93,500
J.C. Penney Corp, Inc. (Multiline Retail)		7.950%	04/01/2017	25,300	27,704
Best Buy Co., Inc. (Specialty Retail)		5.500%	03/15/2021	150,000	143,741
Gap, Inc. / The (Specialty Retail)		5.950%	04/12/2021	100,000	95,547
Toys R Us, Inc. (Specialty Retail)		7.375%	10/15/2018	200,000	180,500

					540,992

CONSUMER STAPLES – 3.9%
Coca-Cola Co. / The (Beverages)		4.875%	03/15/2019	50,000	58,646
PepsiCo, Inc. (Beverages)		5.000%	06/01/2018	100,000	116,337
Dean Foods Co. (Food Products)		6.900%	10/15/2017	50,000	48,438
Dole Food Co., Inc. (Food Products)		8.750%	07/15/2013	68,000	72,250
Altria Group, Inc. (Tobacco)		9.950%	11/10/2038	50,000	76,280
Altria Group, Inc. (Tobacco)		9.250%	08/06/2019	50,000	67,235
Lorillard Tobacco Co. (Tobacco)		6.875%	05/01/2020	100,000	111,924
Reynolds American, Inc. (Tobacco)		7.250%	06/01/2013	100,000	107,287

					658,397

ENERGY – 1.6%
Petrobras International Finance Co. – Pifco (Oil, Gas & Consumable Fuels)		7.750%	09/15/2014	50,000	57,190
Petrobras International Finance Co. – Pifco (Oil, Gas & Consumable Fuels)		5.375%	01/27/2021	200,000	211,120

					268,310

FINANCIALS – 11.6%
Goldman Sachs Group, Inc. / The (Capital Markets)		5.125%	01/15/2015	100,000	102,282
Goldman Sachs Group, Inc. / The (Capital Markets)		5.950%	01/15/2027	100,000	93,959
Merrill Lynch & Co., Inc. (Capital Markets)		5.000%	02/03/2014	10,000	9,953
Merrill Lynch & Co., Inc. (Capital Markets)		5.450%	02/05/2013	150,000	151,130
Morgan Stanley (Capital Markets)		5.375%	10/15/2015	100,000	97,795
Morgan Stanley (Capital Markets)	(b)	0.883%	10/15/2015	100,000	84,144
Morgan Stanley (Capital Markets)	(c)	3.500%	10/15/2020	50,000	43,998
UBS AG (Capital Markets)		5.875%	12/20/2017	100,000	104,235
Wells Fargo Bank NA (Commercial Banks)	(b)	0.671%	05/16/2016	100,000	87,998
HSBC Finance Corp. (Consumer Finance)		7.000%	05/15/2012	50,000	50,937
HSBC Finance Corp. (Consumer Finance)		6.375%	11/27/2012	50,000	51,438
Bank of America Corp. (Diversified Financial Svs.)		5.625%	07/01/2020	200,000	185,050
Bank of America Corp. (Diversified Financial Svs.)		6.800%	03/15/2028	100,000	86,601
Bank of America NA (Diversified Financial Svs.)	(b)	0.846%	06/15/2017	50,000	36,307
Citigroup, Inc. (Diversified Financial Svs.)		5.125%	05/05/2014	40,000	40,959
Citigroup, Inc. (Diversified Financial Svs.)		5.300%	10/17/2012	50,000	50,822
Citigroup, Inc. (Diversified Financial Svs.)		6.000%	08/15/2017	50,000	52,460
American International Group, Inc. (Insurance)		4.250%	05/15/2013	100,000	99,963
American International Group, Inc. (Insurance)		8.250%	08/15/2018	200,000	212,240
Aspen Insurance Holdings Ltd. (Insurance)		6.000%	12/15/2020	100,000	100,905
Delphi Financial Group, Inc. (Insurance)		7.875%	01/31/2020	50,000	56,927
Hartford Financial Services Group, Inc. (Insurance)		6.300%	03/15/2018	100,000	105,441
Swiss Re Solutions Holding Corp. (Insurance)		7.000%	02/15/2026	40,000	46,400
Unum Group (Insurance)		7.190%	02/01/2028	30,000	34,358

					1,986,302

HEALTH CARE – 0.7%
Novartis Capital Corp. (Pharmaceuticals)		4.400%	04/24/2020	100,000	114,183

INDUSTRIALS – 2.9%
Lockheed Martin Corp. (Aerospace & Defense)		4.250%	11/15/2019	100,000	106,544
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		6.125%	01/15/2017	150,000	140,250
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		6.625%	04/15/2029	100,000	74,000
Valmont Industries, Inc. (Machinery)		6.625%	04/20/2020	150,000	173,899

					494,693

MATERIALS – 4.3%
Alcoa, Inc. (Metals & Mining)		5.720%	02/23/2019	150,000	155,422
Alcoa, Inc. (Metals & Mining)		6.750%	01/15/2028	100,000	103,078
AngloGold Ashanti Holdings PLC (Metals & Mining)		5.375%	04/15/2020	100,000	99,510
ArcelorMittal (Metals & Mining)		5.500%	03/01/2021	100,000	91,951
Southern Copper Corp. (Metals & Mining)		5.375%	04/16/2020	150,000	159,707
Vale Overseas Ltd. (Metals & Mining)		8.250%	01/17/2034	100,000	129,413

					739,081

91	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2011

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES – 1.1%
AT&T, Inc. (Diversified Telecom. Svs.)		5.800%	02/15/2019	$100,000	$118,179
Comcast Cable Communications Holdings, Inc. (Wireless Telecom. Svs.)		9.455%	11/15/2022	50,000	71,379

					189,558

UTILITIES – 2.9%
Exelon Generation Co. LLC (Ind. Power Prod. & Energy Traders)		5.350%	01/15/2014	100,000	106,866
Exelon Generation Co. LLC (Ind. Power Prod. & Energy Traders)		4.000%	10/01/2020	100,000	102,988
PPL Energy Supply LLC (Ind. Power Prod. & Energy Traders)		6.500%	05/01/2018	250,000	284,635

					494,489

Total Corporate Bonds (Cost $5,477,316)					$5,486,005

U.S. Treasury Obligations – 0.6%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.625%	11/15/2020	$100,000	$107,672

Total U.S. Treasury Obligations (Cost $94,655)					$107,672

Money Market Funds – 0.2%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				48,000	$48,000

Total Money Market Funds (Cost $48,000)					$48,000

Total Investments – 99.5% (Cost 16,255,202)	(d)				$16,974,353
Other Assets in Excess of Liabilities – 0.5%					82,375

Net Assets – 100.0%					$17,056,728

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Securities are variable rate instruments in which the coupon rates are adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2011.

(c)	Security was initially issued at one coupon rate, but the coupon rate is scheduled to be updated at later specified dates. The coupon rate shown is the rate that is in effect at December 31, 2011.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

92

Ohio National Fund, Inc.	Income Opportunity Portfolio

Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-1.08%
Five years	0.57%
Since inception (5/1/04)	2.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Income Opportunity Portfolio returned -1.08% versus 1.75% for the current benchmark, the S&P Composite 1500 Index.

The year was marked by almost unprecedented volatility. Stock swings were double the five-decade average for the S&P 500 Index according to Bloomberg. The primary cause of the volatility was the debt crisis in the EuroZone. Global markets appeared to hang on every bit of news that came out of Europe, resulting in violent day-to-day swings in the market. Another factor in the extreme volatility was the uprisings in the Middle East. The “Arab Spring” created additional uncertainty fueling the extreme volatility. Despite the turbulent global markets, which caused significant investor uncertainty, the S&P 500 Index managed to end the calendar year unchanged on a simple price appreciation basis.

Domestic economic news also appeared to worry investors. Ongoing malaise in the housing sector, weak manufacturing numbers, and stubbornly high unemployment raised questions about a possible double-dip recession. These concerns exacerbated the sovereign debt fears in Europe and the worries over instability in the Middle East.

Further adding to investor fear, in the first week of August, Standard & Poor’s cut its rating of long-term U.S. federal debt one notch below its top grade: from AAA to AA+. This downgrade was the first ever for U.S. debt. The combinations of these issues seemed to be too much for investors to bear as the S&P 500 Index plunged just over 18% from July 8, 2011 to October 3, 2011. Over that same period, the yield on the 10-year Treasury fell from 3.03% to 1.76% as investors continued to rush to the perceived safety of U.S. Treasuries. It appeared that these investors viewed Standard & Poor’s downgrade of U.S. debt as a more symbolic event reflective of the extreme bipartisan climate in Washington. Congress wrangled bitterly over raising the debt ceiling, suggesting that political leaders were becoming increasingly unable to reach important debt-related decisions in a timely manner.

In early October, the U.S. stock market suddenly turned around and rallied sharply into the end of the year. It appeared that investors rushed in to buy stocks in search of what they perceived as an oversold situation. As the stock market rose and investors’ fears seemed to abate, the flight to quality Treasury trade began to reverse. By year’s end, the U.S. 10-year Treasury yield had risen back up to 1.88%.

Through all this tumult, the hedging strategy of the Portfolio reduced volatility relative to the market as measured by the S&P Composite 1500 Index. The beta of the Portfolio was 0.61. By adhering to the disciplined overlay strategy of writing index call options and buying index put options, a significant portion of the market volatility was reduced.(1)

While the hedging strategy accomplished its objective of reducing volatility, the equities within the Portfolio underperformed the benchmark. This resulted in the sub-par performance of the Portfolio. Our valuation readings tilted the Portfolio toward overweight positions in the Industrials and Materials sectors. In the Industrials sector, the average weight for the Portfolio was 17.7% vs. the benchmark weight of 11.7%. The Materials sector had an average weight of 6.7% vs. 3.9% for the benchmark. Combined, these two sectors detracted about 1.8% from the Portfolio’s return. On a positive note, the Portfolio was underweight the Financials sector, 12.0% vs. 15.5%, which was the worst performing sector in the benchmark index.(1)

Drilling down to industry level positions, the Industrial Conglomerates and Steel industries were the largest detractors from the Portfolio’s performance. The two industries, in the Industrials and Materials sectors, respectively, detracted about a combined 1.4% from performance. The Portfolio’s position in the Industrial Conglomerates industry detracted approximately 0.85% from performance, while the Portfolio’s position in the Steel industry detracted almost 0.60% from performance.(1)

At the other side of the spectrum, the Information Technology Consulting & Services and Apparel Retail industries were the two largest positive contributors to performance. Information Technology Consulting & Services was the second largest industry holding in the Portfolio at an average weight of 5.5% vs. the benchmark weight of 2.1%. The industry contributed about 0.70% to performance. The Portfolio’s position in the Apparel Retail industry contributed 0.63% to performance.(1)

At the stock level, the five best performers were Delphi Financial Group, Inc., Ross Stores, Inc., TJX Cos., Inc, Aetna, Inc., and CF Industries Holdings, Inc. The five worst performing stocks were Vale S.A., Guess?, Inc., Ingersoll-Rand PLC, The Bank of New York Mellon Corp., and Siemens AG. The five highest contributors to performance were International Business Machines Corp., Apple, Inc., TJX Cos., Inc, Chevron Corp., and Ross Stores, Inc. The five largest detractors from performance were Siemens AG, Vale S.A., Guess?, Inc., Hewlett-Packard Co., and The Goldman Sachs Group, Inc.(1)

As 2012 begins, we believe there is upside potential in the U.S. equity market. The turnaround in equities that began in March of 2009 paused during this past calendar year. However, based on our value based model, we expect stocks to regain strength this year and move higher. No doubt, top down macroeconomic investors can point to many risks in the market, but we believe that many of these risks may have already been priced in.

The Portfolio enters 2012 with overweight positions in the Industrials and Materials sectors. The Portfolio also has a slight overweight in the Consumer Discretionary sector. The most significant sector underweight positions are in the Consumer Staples and Health Care sectors. The tilt of the Portfolio remains toward economically-sensitive areas of the market. The use of options to hedge the Portfolio will also continue to be implemented within the Portfolio’s strategy.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

93	(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	100.8
Purchased Options	0.1
Written Options Outstanding	(1.2)
Money Market Funds Less Net Liabilities	0.3

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. International Business Machines Corp.	3.7
2. Apple, Inc.	3.0
3. TJX Cos., Inc.	2.6
4. Chevron Corp.	2.1
5. CSX Corp.	2.1
6. Union Pacific Corp.	2.1
7. Caterpillar, Inc.	2.0
8. National Oilwell Varco, Inc.	1.9
9. JPMorgan Chase & Co.	1.9
10. Dover Corp.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Industrials	20.9
Information Technology	18.2
Consumer Discretionary	13.6
Financials	12.8
Energy	11.7
Health Care	7.2
Materials	7.1
Consumer Staples	5.0
Utilities	4.3

100.8

94

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 100.8%		Shares	Value
CONSUMER DISCRETIONARY – 13.6%
Johnson Controls, Inc. (Auto Components)		4,600	$143,796
Genuine Parts Co. (Distributors)		1,400	85,680
Carnival Corp. (Hotels, Restaurants & Leisure)		2,300	75,072
McDonald’s Corp. (Hotels, Restaurants & Leisure)		600	60,198
Tupperware Brands Corp. (Household Durables)		1,000	55,970
Walt Disney Co. / The (Media)	(b)	4,100	153,750
Target Corp. (Multiline Retail)	(b)	2,400	122,928
Best Buy Co., Inc. (Specialty Retail)		4,200	98,154
Jos. A Bank Clothiers, Inc. (Specialty Retail)	(a)(b)	1,050	51,198
Lowe’s Cos., Inc. (Specialty Retail)		6,500	164,970
Ross Stores, Inc. (Specialty Retail)		2,200	104,566
TJX Cos., Inc. (Specialty Retail)	(b)	4,400	284,020
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		800	77,096

			1,477,398

CONSUMER STAPLES – 5.0%
Costco Wholesale Corp. (Food & Staples Retailing)	(b)	800	66,656
Wal-Mart Stores, Inc. (Food & Staples Retailing)		2,200	131,472
Corn Products International, Inc. (Food Products)		1,500	78,885
Altria Group, Inc. (Tobacco)	(b)	4,300	127,495
Philip Morris International, Inc. (Tobacco)		1,700	133,416

			537,924

ENERGY – 11.7%
Baker Hughes, Inc. (Energy Equip. & Svs.)		1,600	77,824
Halliburton Co. (Energy Equip. & Svs.)		3,100	106,981
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		2,200	128,392
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		3,100	210,769
Chevron Corp. (Oil, Gas & Consumable Fuels)	(b)	2,100	223,440
ConocoPhillips (Oil, Gas & Consumable Fuels)		2,300	167,601
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	(b)	1,400	118,664
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	(b)	1,200	66,888
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	(b)	1,000	93,700
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		3,600	75,780

			1,270,039

FINANCIALS – 12.8%
Ameriprise Financial, Inc. (Capital Markets)	(b)	1,400	69,496
Bank of New York Mellon Corp. / The (Capital Markets)	(b)	3,700	73,667
Goldman Sachs Group, Inc. / The (Capital Markets)	(b)	900	81,387
Morgan Stanley (Capital Markets)		4,400	66,572
BB&T Corp. (Commercial Banks)		4,700	118,299
M&T Bank Corp. (Commercial Banks)		1,600	122,144
PNC Financial Services Group, Inc. (Commercial Banks)		1,300	74,971
U.S. Bancorp (Commercial Banks)	(b)	3,000	81,150
Wells Fargo & Co. (Commercial Banks)		4,500	124,020
CME Group, Inc. (Diversified Financial Svs.)	(b)	200	48,734
JPMorgan Chase & Co. (Diversified Financial Svs.)	(b)	6,100	202,825
Assurant, Inc. (Insurance)		1,100	45,166
Prudential Financial, Inc. (Insurance)	(b)	2,700	135,324
Torchmark Corp. (Insurance)	(b)	3,350	145,357

			1,389,112

HEALTH CARE – 7.2%
Amgen, Inc. (Biotechnology)		2,000	128,420
Medtronic, Inc. (Health Care Equip. & Supplies)		3,400	130,050
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)(b)	1,800	120,834
AmerisourceBergen Corp. (Health Care Providers & Svs.)	(b)	700	26,033
Cardinal Health, Inc. (Health Care Providers & Svs.)	(b)	700	28,427
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)(b)	1,500	67,035
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	600	51,582

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Lincare Holdings, Inc. (Health Care Providers & Svs.)	(b)	4,400	$113,124
Abbott Laboratories (Pharmaceuticals)		2,000	112,460

			777,965

INDUSTRIALS – 20.9%
United Technologies Corp. (Aerospace & Defense)	(b)	1,400	102,326
FedEx Corp. (Air Freight & Logistics)		1,800	150,318
United Parcel Service, Inc. Class B (Air Freight & Logistics)	(b)	600	43,914
Cooper Industries PLC (Electrical Equip.)		2,000	108,300
Hubbell, Inc. Class B (Electrical Equip.)		2,100	140,406
3M Co. (Industrial Conglomerates)	(b)	2,200	179,806
Danaher Corp. (Industrial Conglomerates)	(b)	1,600	75,264
Caterpillar, Inc. (Machinery)	(b)	2,400	217,440
Cummins, Inc. (Machinery)		500	44,010
Deere & Co. (Machinery)	(b)	500	38,675
Dover Corp. (Machinery)	(b)	3,400	197,370
Ingersoll-Rand PLC (Machinery)		2,000	60,940
Joy Global, Inc. (Machinery)		1,300	97,461
Parker Hannifin Corp. (Machinery)		1,500	114,375
SPX Corp. (Machinery)	(b)	1,800	108,486
CSX Corp. (Road & Rail)	(b)	10,600	223,236
Ryder System, Inc. (Road & Rail)		2,700	143,478
Union Pacific Corp. (Road & Rail)	(b)	2,100	222,474

			2,268,279

INFORMATION TECHNOLOGY – 18.2%
QUALCOMM, Inc. (Communications Equip.)		800	43,760
Apple, Inc. (Computers & Peripherals)	(a)(b)	800	324,000
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,100	115,971
Google, Inc. Class A (Internet Software & Svs.)	(a)	200	129,180
Accenture PLC Class A (IT Svs.)		2,800	149,044
Automatic Data Processing, Inc. (IT Svs.)	(b)	3,000	162,030
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	1,400	90,034
International Business Machines Corp. (IT Svs.)	(b)	2,200	404,536
Intel Corp. (Semiconductors & Equip.)	(b)	6,900	167,325
Texas Instruments, Inc. (Semiconductors & Equip.)		3,500	101,885
Microsoft Corp. (Software)	(b)	7,600	197,296
Oracle Corp. (Software)		3,300	84,645

			1,969,706

MATERIALS – 7.1%
Air Products & Chemicals, Inc. (Chemicals)		1,300	110,747
E.I. du Pont de Nemours & Co. (Chemicals)	(b)	3,400	155,652
PPG Industries, Inc. (Chemicals)	(b)	900	75,141
Praxair, Inc. (Chemicals)		1,100	117,590
Rock-Tenn Co. Class A (Containers & Packaging)		2,100	121,170
Cliffs Natural Resources, Inc. (Metals & Mining)		1,500	93,525
Reliance Steel & Aluminum Co. (Metals & Mining)		1,900	92,511

			766,336

UTILITIES – 4.3%
Southern Co. / The (Electric Utilities)	(b)	2,900	134,241
AGL Resources, Inc. (Gas Utilities)	(b)	2,700	114,102
UGI Corp. (Gas Utilities)		2,500	73,500
Sempra Energy (Multi-Utilities)		1,500	82,500
Xcel Energy, Inc. (Multi-Utilities)		2,200	60,808

			465,151

Total Common Stocks (Cost $10,214,633)			$10,921,910

95	(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2011

Purchased Options – 0.1%	Contracts (c)	Value
S&P 500 Index Put Option
Expiration: January 2012, Exercise Price: $1,060.00	15	$1,050
S&P 500 Index Put Option
Expiration: January 2012, Exercise Price: $1,170.00	25	10,425

Total Purchased Options (Cost $78,441)		$11,475

Money Market Funds – 0.8%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		81,000	$81,000

Total Money Market Funds (Cost $81,000)			$81,000

Total Investments – 101.7% (Cost $10,374,074)	(d)		$11,014,385
Total Written Options Outstanding – (1.2)% (see following schedule)			(125,000)
Liabilities in Excess of Other Assets – (0.5)%			(55,313)

Net Assets – 100.0%			$10,834,072

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(c)	100 shares per contract.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financials Statements.

Schedule of Written Options Outstanding	December 31, 2011

	Contracts*	Value
S&P 500 Index Call Option
Expiration: January 2012, Exercise Price: $1,250.00	40	$112,800
S&P 500 Index Call Option
Expiration: January 2012, Exercise Price: $1,280.00	10	12,200

Total Written Options Outstanding (Premiums received $102,249)	50	$125,000

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

96

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-1.41%
Five years	-3.41%
Since inception (11/2/05)	-0.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Target VIP Portfolio returned -1.41% versus 1.03% for the current benchmark, the Russell 3000 Index.

The Utilities sector was the biggest drag on relative performance. A positive allocation effect was more than offset by the underperformance from the Portfolio’s holdings in the sector. The Portfolio’s holdings in the sector were dominated by foreign stocks, which underperformed U.S. stocks for the year. Stock selection in the Industrials sector also detracted from Portfolio performance. Consumer Discretionary and Telecommunication Services also weighed on relative results due to stock selection.(1)

The Financials sector was the biggest positive contributor to relative performance. An underweight position contributed to relative performance as Financials was the worst performing sector in the benchmark. The positive allocation combined with positive stock selection boosted relative Portfolio performance. An underweight in Materials, the second worst performing sector in the benchmark, also contributed positively to relative performance.(1)

The Portfolio’s best performers were Sturm Ruger & Co., Biogen Idec, Inc., Cardtronics, Inc., Ross Stores, Inc., and Dollar Tree, Inc. The worst performers were Smith Micro Software, Inc., USEC, Inc., Oclaro, Inc., Power-One, Inc., and TriQuint Semiconductor, Inc. The Portfolio’s top contributors to performance were McDonald’s Corp., Home Depot, Inc., International Business Machines Corp., Apple, Inc., and Philip Morris International, Inc. The top detractors from performance were Ford Motor Co., Tata Motors Ltd., Netflix, Inc., TRW Automotive Holdings Corp., and RWE AG.(1)

U.S. stocks eked out a gain in 2011. Though the gains were modest, equity markets experienced significant volatility at times as the lingering effects of the recession, politics, and natural disasters impacted global markets throughout the year.

U.S. stocks posted solid gains in the first half of 2011, building on the rally that started in March 2009. Strong corporate earnings growth helped fuel the gains. The year was not without its share of turbulence, however, as unrest in the Middle East and Africa, a tsunami and resultant nuclear disaster in Japan, and moderating economic growth at home weighed on stocks. The Middle East tensions pushed oil well above $100/barrel and took energy shares along with it.

The first half of 2011 ended with growing jitters over the resilience of the economy here at home and the re-emergence of sovereign debt worries in Europe. Defensive sectors such as Health Care and Utilities took over market leadership as investors grew wary of risk. As the third quarter got underway, the debate over the debt ceiling and ultimate downgrade of U.S. Government debt by Standard & Poor’s caused equity volatility to spike. These issues, combined with the looming end of the Federal Reserve’s asset purchase program (QE2), caused equities to sell off significantly during third quarter.

The fourth quarter brought evidence of the resilience of the domestic economy and equities regained most of what was lost in the third quarter. Employment reports showed modest job creation and improving trends, while consumer spending held up better than many expected. Although the sovereign debt worries in Europe persisted, the emergence of a framework for handling the situation toward the end of the year helped calm equity markets.

As we look to 2012, we have a cautiously optimistic outlook for the economy and equity markets. Recent data indicates the domestic economy is moving in the right direction albeit at a sluggish pace. After a year of strong corporate profit growth (according to Standard & Poor’s, the S&P 500 Index’s constituent earnings per share for the year ended September 30, 2011 was up 20% over the similar prior year period) and a flat market, price to earnings ratio multiples have compressed to attractive levels. While the sovereign debt situation in Europe and our own debt/deficit issues cannot be overlooked, we view equities as compelling at current valuations and poised for gains in 2012. Given the Portfolio’s well diversified holdings, we expect it to participate in the upside.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

97	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	98.5
Money Market Funds and Other Net Assets	1.5

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	4.5
2. McDonald’s Corp.	4.5
3. International Business Machines Corp.	4.3
4. Home Depot, Inc. / The	4.1
5. AT&T, Inc.	3.5
6. Microsoft Corp.	3.2
7. Ford Motor Co.	2.8
8. eBay, Inc.	2.6
9. Exxon Mobil Corp.	2.3
10. Texas Instruments, Inc.	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	29.2
Consumer Discretionary	27.8
Financials	8.2
Telecommunication Services	8.0
Health Care	6.8
Utilities	5.1
Energy	4.7
Industrials	4.0
Consumer Staples	3.1
Materials	1.6

98.5

98

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 98.5%		Shares	Value
CONSUMER DISCRETIONARY – 27.8%
Autoliv, Inc. (Auto Components)		3,029	$162,021
Tenneco, Inc. (Auto Components)	(a)	2,080	61,942
TRW Automotive Holdings Corp. (Auto Components)	(a)	4,112	134,051
Ford Motor Co. (Automobiles)	(a)	52,619	566,180
Tata Motors Ltd. – ADR (Automobiles)		18,171	307,090
McDonald’s Corp. (Hotels, Restaurants & Leisure)		9,157	918,722
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		6,556	97,684
Liberty Interactive Corp. Class A (Internet & Catalog Retail)	(a)	7,656	124,142
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,486	102,965
priceline.com, Inc. (Internet & Catalog Retail)	(a)	662	309,624
Sturm Ruger & Co., Inc. (Leisure Equip. & Products)		1,719	57,518
Arbitron, Inc. (Media)		2,493	85,784
Valassis Communications, Inc. (Media)	(a)	1,696	32,614
Virgin Media, Inc. (Media)		4,275	91,400
Dillard’s, Inc. Class A (Multiline Retail)		1,994	89,491
Dollar Tree, Inc. (Multiline Retail)	(a)	1,681	139,708
Family Dollar Stores, Inc. (Multiline Retail)		1,806	104,134
AutoZone, Inc. (Specialty Retail)	(a)	628	204,081
Childrens Place Retail Stores, Inc. / The (Specialty Retail)	(a)	2,372	126,001
Hibbett Sports, Inc. (Specialty Retail)	(a)	2,563	115,796
Home Depot, Inc. / The (Specialty Retail)		20,206	849,460
Monro Muffler Brake, Inc. (Specialty Retail)		2,768	107,371
Pier 1 Imports, Inc. (Specialty Retail)	(a)	3,319	46,234
Ross Stores, Inc. (Specialty Retail)		3,208	152,476
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	6,172	130,414
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	2,572	102,571
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	1,357	102,549
Fossil, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,283	181,179
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	1,769	44,066
Maidenform Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,161	39,546
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	3,861	133,205

			5,720,019

CONSUMER STAPLES – 3.1%
Diamond Foods, Inc. (Food Products)		2,023	65,282
Mead Johnson Nutrition Co. (Food Products)		669	45,980
Lorillard, Inc. (Tobacco)		484	55,176
Philip Morris International, Inc. (Tobacco)		5,876	461,149

			627,587

ENERGY – 4.7%
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	265	13,841
RPC, Inc. (Energy Equip. & Svs.)		5,129	93,604
ENI SpA – ADR (Oil, Gas & Consumable Fuels)		4,246	175,232
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		5,689	482,200
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	151	5,697
Total S.A. – ADR (Oil, Gas & Consumable Fuels)		3,457	176,687
USEC, Inc. (Oil, Gas & Consumable Fuels)	(a)	10,686	12,182

			959,443

FINANCIALS – 8.2%
Banco Bilbao Vizcaya Argentaria SA – ADR (Commercial Banks)		18,441	158,039
Banco Santander SA – ADR (Commercial Banks)		17,915	134,721
Bank of the Ozarks, Inc. (Commercial Banks)		3,128	92,683
Community Bank System, Inc. (Commercial Banks)		3,080	85,624
FNB Corp. (Commercial Banks)		10,608	119,977
Susquehanna Bancshares, Inc. (Commercial Banks)		12,057	101,038
EZCorp, Inc. Class A (Consumer Finance)	(a)	4,295	113,259
World Acceptance Corp. (Consumer Finance)	(a)	1,465	107,678
ACE Ltd. (Insurance)		1,654	115,979
Berkshire Hathaway, Inc. Class B (Insurance)	(a)	5,063	386,307

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Chubb Corp. / The (Insurance)		1,488	$102,999
Zurich Financial Services AG – ADR (Insurance)	(a)	7,168	162,570

			1,680,874

HEALTH CARE – 6.8%
Biogen Idec, Inc. (Biotechnology)	(a)	2,937	323,217
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,150	98,325
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	2,574	86,229
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,487	99,822
Air Methods Corp. (Health Care Providers & Svs.)	(a)	1,149	97,033
Hanger Orthopedic Group, Inc. (Health Care Providers & Svs.)	(a)	3,043	56,874
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	5,381	111,602
AstraZeneca PLC – ADR (Pharmaceuticals)		4,017	185,947
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		4,724	215,556
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	5,905	119,104

			1,393,709

INDUSTRIALS – 4.0%
GeoEye, Inc. (Aerospace & Defense)	(a)	2,043	45,395
Northrop Grumman Corp. (Aerospace & Defense)		3,420	200,002
Park-Ohio Holdings Corp. (Air Freight & Logistics)	(a)	1,659	29,597
U.S. Airways Group, Inc. (Airlines)	(a)	5,459	27,677
Portfolio Recovery Associates, Inc. (Commercial Svs. & Supplies)	(a)	1,581	106,749
Joy Global, Inc. (Machinery)		1,401	105,033
NN, Inc. (Machinery)	(a)	2,912	17,472
Pall Corp. (Machinery)		1,360	77,724
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,096	61,937
W.W. Grainger, Inc. (Trading Companies & Distributors)		811	151,811

			823,397

INFORMATION TECHNOLOGY – 29.2%
Finisar Corp. (Communications Equip.)	(a)	2,823	47,271
Netgear, Inc. (Communications Equip.)	(a)	3,320	111,452
Oclaro, Inc. (Communications Equip.)	(a)	4,549	12,828
Apple, Inc. (Computers & Peripherals)	(a)	2,273	920,565
SanDisk Corp. (Computers & Peripherals)	(a)	3,194	157,177
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,571	42,794
Power-One, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,392	13,263
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,202	46,766
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	3,585	417,545
eBay, Inc. (Internet Software & Svs.)	(a)	17,621	534,445
j2 Global, Inc. (Internet Software & Svs.)		4,216	118,638
Cardtronics, Inc. (IT Svs.)	(a)	3,904	105,642
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,048	260,327
International Business Machines Corp. (IT Svs.)		4,811	884,647
Teradata Corp. (IT Svs.)	(a)	2,296	111,379
Altera Corp. (Semiconductors & Equip.)		4,223	156,673
Atmel Corp. (Semiconductors & Equip.)	(a)	16,006	129,649
Fairchild Semiconductor International, Inc. (Semiconductors & Equip.)	(a)	4,291	51,664
GT Advanced Technologies, Inc. (Semiconductors & Equip.)	(a)	13,266	96,046
Lam Research Corp. (Semiconductors & Equip.)	(a)	1,665	61,638
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	9,623	51,964
Texas Instruments, Inc. (Semiconductors & Equip.)		15,946	464,188
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	5,491	26,741
Xilinx, Inc. (Semiconductors & Equip.)		3,551	113,845
ACI Worldwide, Inc. (Software)	(a)	3,030	86,779
Microsoft Corp. (Software)		25,203	654,270
Netscout Systems, Inc. (Software)	(a)	3,802	66,915
Smith Micro Software, Inc. (Software)	(a)	3,219	3,637

99	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2011

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Synchronoss Technologies, Inc. (Software)	(a)	3,356	$101,385
Ultimate Software Group, Inc. (Software)	(a)	2,315	150,753

			6,000,886

MATERIALS – 1.6%
Innophos Holdings, Inc. (Chemicals)		1,977	96,003
PPG Industries, Inc. (Chemicals)		284	23,711
Sherwin-Williams Co. / The (Chemicals)		190	16,961
Boise, Inc. (Containers & Packaging)		7,827	55,728
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		1,645	60,520
KapStone Paper and Packaging Corp. (Paper & Forest Products)	(a)	4,254	66,958

			319,881

TELECOMMUNICATION SERVICES – 8.0%
AT&T, Inc. (Diversified Telecom. Svs.)		24,050	727,272
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)		14,517	166,220
France Telecom SA – ADR (Diversified Telecom. Svs.)		8,839	138,419
General Communication, Inc. Class A (Diversified Telecom. Svs.)	(a)	2,659	26,032
Koninklijke KPN NV – ADR (Diversified Telecom. Svs.)		12,663	150,943
Telefonica SA – ADR (Diversified Telecom. Svs.)		8,159	140,253
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	12,384	107,493

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES (continued)
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		7,048	$197,555

			1,654,187

UTILITIES – 5.1%
E.ON AG – ADR (Electric Utilities)		6,127	131,057
Enel SpA – ADR (Electric Utilities)		37,104	148,416
Iberdrola SA – ADR (Electric Utilities)		6,042	145,612
SSE PLC – ADR (Electric Utilities)		9,532	191,498
GDF Suez – ADR (Multi-Utilities)		5,118	139,056
National Grid PLC – ADR (Multi-Utilities)		4,167	202,016
RWE AG – ADR (Multi-Utilities)		2,809	98,118

			1,055,773

Total Common Stocks (Cost $20,122,352)			$20,235,756

Money Market Funds – 1.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		297,000	$297,000

Total Money Market Funds (Cost $297,000)			$297,000

Total Investments – 100.0% (Cost $20,419,352)	(b)		$20,532,756
Other Assets in Excess of Liabilities – 0.0%			3,625

Net Assets – 100.0%			$20,536,381

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:  American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

100

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-11.09%
Five years	-5.68%
Since inception (11/2/05)	-3.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Target Equity/Income Portfolio returned -11.09% versus 1.03% for the current benchmark, the Russell 3000 Index.

Stock selection in the Consumer Discretionary sector was the biggest drag on relative performance. The Portfolio had significant exposure to the auto industry, which underperformed in 2011. The Portfolio’s auto exposure came from the Value Line 25 strategy component of the Portfolio. Stock selection in the Industrials and Information Technology sectors also weighed on relative performance. Transportation and construction related names within the Portfolio’s Industrials holdings and the Portfolio’s semiconductor-related holdings in Information Technology accounted for the underperformance. The Portfolio had no holdings in the Consumer Staples or Health Care sectors, which detracted from Portfolio performance, as these sectors were among the top performers in the benchmark for 2011.(1)

The Utilities sector was the biggest positive contributor to relative performance over the year due mostly to a large overweight position. Utilities was the best performing sector in the benchmark for 2011. The Portfolio gained its exposure from the Dow Dividend strategy component of the Portfolio. Out-performance from the Portfolio’s holdings in this sector also added to relative performance. An underweight in Financials, the worst performing sector in the benchmark, also boosted relative performance. Positive stock selection in Financials further contributed to the Portfolio.(1)

The Portfolio’s best performers were Sally Beauty Holdings, Inc., NiSource, Inc., Pier 1 Imports, Inc., United Rentals, Inc., and Cleco Corp. The worst performers were Power-One, Inc., TriQuint Semiconductor, Inc., NN, Inc., US Airways Group, Inc., and Finisar Corp. The Portfolio’s top contributors to performance were NiSource Inc., Cleco Corp., Alliant Energy Corp., Sally Beauty Holdings, Inc., and Pinnacle West Capital Corp. The top detractors from performance were Ford Motor Co., Tata Motors Ltd., TRW Automotive Holdings Corp., Atmel Corp., and Autoliv, Inc.(1)

U.S. stocks eked out a gain in 2011. Though the gains were modest, equity markets experienced significant volatility at times as the lingering effects of the recession, politics and natural disasters impacted global markets throughout the year.

U.S. stocks posted solid gains in the first half of 2011, building on the rally that started in March 2009. Strong corporate earnings growth helped fuel the gains. The year was not without its share of turbulence, however, as unrest in the Middle East and Africa, a tsunami and resultant nuclear disaster in Japan, and moderating economic growth at home weighed on stocks. The Middle East tensions pushed oil well above $100/barrel and took energy shares along with it.

The first half of 2011 ended with growing jitters over the resilience of the economy here at home and the re-emergence of sovereign debt worries in Europe. Defensive sectors such as Health Care and Utilities took over market leadership as investors grew wary of risk. As the third quarter got underway, the debate over the debt ceiling and ultimate downgrade of U.S. Government debt by Standard & Poor’s caused equity volatility to spike. These issues, combined with the looming end of the Federal Reserve’s asset purchase program (QE2), caused equities to sell off significantly during the third quarter.

The fourth quarter brought evidence of the resilience of the domestic economy and equities regained most of what was lost in the third quarter. Employment reports showed modest job creation and improving trends, while consumer spending held up better than many expected. Although the sovereign debt worries in Europe persisted, the emergence of a framework for handling the situation toward the end of the year helped calm equity markets.

As we look to 2012, we have a cautiously optimistic outlook for the economy and equity markets. Recent data indicates the domestic economy is moving in the right direction albeit at a sluggish pace. After a year of strong corporate profit growth (according to Standard & Poor’s, the S&P 500 Index’s constituent earnings per share for the year ended September 30, 2011 was up 20% over the similar prior year period) and a flat market, price to earnings ratio multiples have compressed to attractive levels. While the sovereign debt situation in Europe and our own debt/deficit issues cannot be overlooked, we view equities as compelling at current valuations and poised for gains in 2012. Additionally, roughly half of the Portfolio is dedicated to dividend paying stocks. Considering the outlook for fixed income securities in today’s interest rate environment, we expect dividend paying stocks to remain a favored alternative for those seeking income. Given the Portfolio’s balance between dividend-paying stocks and growth companies we expect it to perform well relative to the overall market in the coming year.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

101	(continued)

Ohio National Fund, Inc.	Target Equity/Income Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	98.1
Money Market Funds
Less Net Liabilities	1.9

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Ford Motor Co.	9.0
2. Tata Motors Ltd. - ADR	4.9
3. NiSource, Inc.	3.8
4. Cleco Corp.	3.4
5. Alliant Energy Corp.	3.4
6. Chevron Corp.	3.3
7. Pinnacle West Capital Corp.	3.2
8. MeadWestvaco Corp.	3.2
9. FNB Corp.	3.2
10. Black Hills Corp.	3.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Sectors:

% of Net Assets
Consumer Discretionary	31.7
Utilities	25.9
Financials	10.0
Industrials	9.4
Telecommunication Services	7.3
Information Technology	5.8
Energy	4.8
Materials	3.2

98.1

102

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 98.1%		Shares	Value
CONSUMER DISCRETIONARY – 31.7%
Autoliv, Inc. (Auto Components)		10,435	$558,168
Tenneco, Inc. (Auto Components)	(a)	7,162	213,284
TRW Automotive Holdings Corp. (Auto Components)	(a)	14,168	461,877
Ford Motor Co. (Automobiles)	(a)	181,295	1,950,734
Tata Motors Ltd. – ADR (Automobiles)		62,608	1,058,075
Leggett & Platt, Inc. (Household Durables)		26,309	606,159
Valassis Communications, Inc. (Media)	(a)	5,840	112,303
Dillard’s, Inc. Class A (Multiline Retail)		6,871	308,371
Pier 1 Imports, Inc. (Specialty Retail)	(a)	11,435	159,290
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	21,266	449,351
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	4,671	352,988
Fossil, Inc. (Textiles, Apparel & Luxury Goods)	(a)	7,867	624,325

			6,854,925

ENERGY – 4.8%
RPC, Inc. (Energy Equip. & Svs.)		17,673	322,532
Chevron Corp. (Oil, Gas & Consumable Fuels)		6,646	707,135

			1,029,667

FINANCIALS – 10.0%
First Niagara Financial Group, Inc. (Commercial Banks)		42,733	368,786
FNB Corp. (Commercial Banks)		60,540	684,707
Allstate Corp. / The (Insurance)		19,029	521,585
Cincinnati Financial Corp. (Insurance)		18,993	578,527

			2,153,605

INDUSTRIALS – 9.4%
Northrop Grumman Corp. (Aerospace & Defense)		9,359	547,314
Park-Ohio Holdings Corp. (Air Freight & Logistics)	(a)	5,718	102,009
U.S. Airways Group, Inc. (Airlines)	(a)	18,804	95,336
Masco Corp. (Building Products)		47,774	500,672
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		35,510	512,409
NN, Inc. (Machinery)	(a)	10,028	60,168
United Rentals, Inc. (Trading Companies & Distributors)	(a)	7,223	213,440

			2,031,348

INFORMATION TECHNOLOGY – 5.8%
Finisar Corp. (Communications Equip.)	(a)	9,730	162,929
Power-One, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,689	45,704

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)	(a)	17,924	$161,137
Atmel Corp. (Semiconductors & Equip.)	(a)	55,150	446,715
Fairchild Semiconductor International, Inc. (Semiconductors & Equip.)	(a)	14,782	177,975
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	33,158	179,053
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	18,921	92,145

			1,265,658

MATERIALS – 3.2%
MeadWestvaco Corp. (Paper & Forest Products)		23,053	690,437

TELECOMMUNICATION SERVICES – 7.3%
AT&T, Inc. (Diversified Telecom. Svs.)		20,717	626,482
CenturyLink, Inc. (Diversified Telecom. Svs.)		13,129	488,399
General Communication, Inc. Class A (Diversified Telecom. Svs.)	(a)	9,160	89,676
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	42,669	370,367

			1,574,924

UTILITIES – 25.9%
Cleco Corp. (Electric Utilities)		19,564	745,388
Edison International (Electric Utilities)		15,674	648,904
Entergy Corp. (Electric Utilities)		8,544	624,139
Pinnacle West Capital Corp. (Electric Utilities)		14,562	701,597
Alliant Energy Corp. (Multi-Utilities)		16,478	726,845
Black Hills Corp. (Multi-Utilities)		20,000	671,600
Integrys Energy Group, Inc. (Multi-Utilities)		12,385	671,019
NiSource, Inc. (Multi-Utilities)		34,443	820,088

			5,609,580

Total Common Stocks (Cost $24,059,553)			$21,210,144

Money Market Funds – 1.9%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		423,000	$423,000

Total Money Market Funds (Cost $423,000)			$423,000

Total Investments – 100.0% (Cost $24,482,553)	(b)		$21,633,144
Liabilities in Excess of Other Assets – (0.0)%			(3,372)

Net Assets – 100.0%			$21,629,772

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

103

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2011

Average Annual Total Returns:
One year	-1.77%
Since inception (5/1/07)	-0.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2011, the Bristol Growth Portfolio returned -1.77% versus 2.64% for the current benchmark, the Russell 1000 Growth Index.

The overweight in the Financials sector was a major reason for the under-performance relative to the benchmark index. Continued worries about the debt crisis in Europe, the lack of clarity on resolution of the mortgage meltdown in the U.S., and lower than expected interest rates combined to negatively impact the sector.(1)

The Portfolio’s best performers were SunPower Corp., Medicis Pharmaceutical Corp., Rockwell Automation, Inc., UnitedHealth Group, Inc., and Pharmasset, Inc. The Portfolio’s worst performers were Royal Caribbean Cruises Ltd., Bank of America Corp., Warner Chilcott PLC., Hartford Financial Services Group, Inc., and Advanced Micro Devices, Inc. The top contributors to performance were Apple, Inc., SunPower Corp., International Business Machines Corp., Exxon Mobil Corp., and Pharmasset, Inc. The top detractors from performance were Royal Caribbean Cruises Ltd., Bank of America Corp., Warner Chilcott PLC, Hartford Financial Services Group, Inc., and Advanced Micro Devices, Inc.(1)

The top contributor to the Portfolio’s performance was Apple, Inc., which continued its great American success story with their tablet and iPhone 4s market share contributed 103 basis points to the Portfolio’s performance for the year. SunPower Corp., which boosted performance when Total, a French multi-national oil company took over a controlling stake of SunPower Corp., contributed 83 basis points. International Business Machine Corp.’s positive revisions from strong bookings and product backlogs added 80 basis points. Exxon Mobil Corp. contributed 53 basis points. Finally, Pharmasset, Inc. had strong trial data for the next generation Hepatitis C drug and generated 44 basis points.(1)

Detractors from the Portfolio’s annual performance were led by Royal Caribbean Cruises Ltd., which underperformed by 94 basis points due to high oil prices and weak demand in Europe. Bank of America Corp. detracted 82 basis points as a series of mortgage repurchase settlements were more costly than investor expectations. Warner Chilcot PLC appeared cheap with good prospects, but cost us 74 basis points. Hartford Financial Services Group, Inc. suffered the fate of much of the Financials sector and cost us 67 basis points. Finally, Advanced Micro Devices, Inc. underperformed due to low yields and production issues for new microprocessors and cost us 61 basis points.(1)

The Portfolio’s main sector weight changes were adding to Industrials, which went from 10.9% to 21.4% (as a percentage of total common stocks) (versus the benchmark’s 12.7% as a percentage of total common stocks) while lowering our exposure to Financials, which went from 9.1% to 8.5% (versus the benchmark’s 3.9%). This reflects our continuing belief in a recovery, and specifically our expectations for the Financials sector. These increases in weights were at the expense of Materials (reduced by 6.8%) and Consumer Discretionary (reduced by 2%).(1)

Early in 2011 many in the investment community believed that it was going to be the year for growth management styles. Many of the basic requirements were already in place: the widespread belief that this was the year of recovery following a three year recession, a corporate sector awash with cash in a lean, a low wage environment, robust earnings, and the end of the Financials sector uncertainties. A year later, in hindsight, we see little evidence for such optimism, but the factors are still in place for a better 2012.

Certainly, the year had its fair share of exogenous events: the Arab Spring-a tectonic shift in conventional thinking that promised long term benefits but offered short term disruptions in oil supplies; the Japanese tsunami-that turned a huge natural catastrophe into a potential nuclear disaster that may affect global energy planning for generations to come; the subprime loans of yesteryear-threatening to come home, like unwelcome chickens, to roost in the balance sheets of domestic banks; and finally, the theatre of the absurd in Europe-as repeated European conferences failed to acknowledge the reality of debt that had to be hugely discounted to approach reality.

In such times it can be of value to record what didn’t happen. We did not have the feared double dip recession and an 8,000 S&P 500 Index. War did not break out in the Middle East following the death of Gaddafi or the arrest of Mubarak. Nuclear fallout was contained in Japan and the yo-yo effect of European markets did not create a European recession that would have badly damaged the U.S. export sector.

The market remained cautious throughout the year and favored stocks with good fundamentals, but far too expensive for our taste, and high dividend-paying stocks. Neither of which are areas of interest for our investment process. We will remain committed to our style and process and hope that, with the same positive factors at work, 2012 will finally offer those higher expected returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2011.

104	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

Portfolio Composition as of December 31, 2011 (1)

% of Net Assets
Common Stocks (3)	94.3
Money Market Funds and Other Net Assets	5.7

100.0

Top 10 Portfolio Holdings as of December 31, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	4.7
2. International Business Machines Corp.	3.2
3. Google, Inc. Class A	2.6
4. Exxon Mobil Corp.	2.6
5. QUALCOMM, Inc.	2.3
6. Amgen, Inc.	2.0
7. Rockwell Automation, Inc.	2.0
8. United Parcel Service, Inc. Class B	2.0
9. UnitedHealth Group, Inc.	2.0
10. Lowe’s Cos., Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	29.5
Industrials	20.2
Energy	11.7
Consumer Discretionary	10.8
Financials	8.0
Health Care	7.3
Consumer Staples	4.9
Materials	1.9

94.3

105

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	December 31, 2011

Common Stocks – 94.3%		Shares	Value
CONSUMER DISCRETIONARY – 10.8%
Johnson Controls, Inc. (Auto Components)		56,400	$ 1,763,064
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	(a)	41,700	1,781,841
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		31,100	1,835,211
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	7,700	1,332,870
Lowe’s Cos., Inc. (Specialty Retail)		77,300	1,961,874
Tiffany & Co. (Specialty Retail)		18,500	1,225,810
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	40,200	878,772

			10,779,442

CONSUMER STAPLES – 4.9%
Anheuser-Busch InBev NV – ADR (Beverages)		26,400	1,610,136
Colgate-Palmolive Co. (Household Products)		18,900	1,746,171
Procter & Gamble Co. / The (Household Products)		22,600	1,507,646

			4,863,953

ENERGY – 11.7%
Baker Hughes, Inc. (Energy Equip. & Svs.)		38,700	1,882,368
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	32,000	1,597,120
Schlumberger Ltd. (Energy Equip. & Svs.)		25,900	1,769,229
Apache Corp. (Oil, Gas & Consumable Fuels)		19,500	1,766,310
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		15,400	954,800
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		30,400	2,576,704
Forest Oil Corp. (Oil, Gas & Consumable Fuels)	(a)	87,500	1,185,625

			11,732,156

FINANCIALS – 8.0%
Bank of New York Mellon Corp. / The (Capital Markets)		87,200	1,736,152
Wells Fargo & Co. (Commercial Banks)		71,100	1,959,516
JPMorgan Chase & Co. (Diversified Financial Svs.)		29,200	970,900
Hartford Financial Services Group, Inc. (Insurance)		100,500	1,633,125
Lincoln National Corp. (Insurance)		85,700	1,664,294

			7,963,987

HEALTH CARE – 7.3%
Amarin Corp PLC – ADR (Biotechnology)	(a)	72,400	542,276
Amgen, Inc. (Biotechnology)		31,200	2,003,352
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		38,900	1,971,452
WellPoint, Inc. (Health Care Providers & Svs.)		28,200	1,868,250
Warner Chilcott PLC Class A (Pharmaceuticals)	(a)	64,500	975,885

			7,361,215

INDUSTRIALS – 20.2%
Honeywell International, Inc. (Aerospace & Defense)		34,600	1,880,510
United Technologies Corp. (Aerospace & Defense)		24,800	1,812,632
FedEx Corp. (Air Freight & Logistics)		22,800	1,904,028

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
United Parcel Service, Inc. Class B (Air Freight & Logistics)		27,000	$ 1,976,130
United Continental Holdings, Inc. (Airlines)	(a)	97,800	1,845,486
Rockwell Automation, Inc. (Electrical Equip.)		27,100	1,988,327
Danaher Corp. (Industrial Conglomerates)		39,500	1,858,080
Caterpillar, Inc. (Machinery)		16,200	1,467,720
Pentair, Inc. (Machinery)		49,300	1,641,197
Snap-On, Inc. (Machinery)		19,600	992,152
Stanley Black & Decker, Inc. (Machinery)		20,000	1,352,000
Xylem, Inc. (Machinery)		56,100	1,441,209

			20,159,471

INFORMATION TECHNOLOGY – 29.5%
F5 Networks, Inc. (Communications Equip.)	(a)	13,200	1,400,784
QUALCOMM, Inc. (Communications Equip.)		41,600	2,275,520
Apple, Inc. (Computers & Peripherals)	(a)	11,500	4,657,500
EMC Corp. (Computers & Peripherals)	(a)	76,800	1,654,272
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,010	2,590,059
Accenture PLC Class A (IT Svs.)		18,300	974,109
International Business Machines Corp. (IT Svs.)		17,300	3,181,124
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	170,500	920,700
Altera Corp. (Semiconductors & Equip.)		44,700	1,658,370
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		72,400	1,885,296
Texas Instruments, Inc. (Semiconductors & Equip.)		64,000	1,863,040
Citrix Systems, Inc. (Software)	(a)	31,100	1,888,392
Electronic Arts, Inc. (Software)	(a)	81,800	1,685,080
Microsoft Corp. (Software)		36,269	941,543
Oracle Corp. (Software)		73,800	1,892,970

			29,468,759

MATERIALS – 1.9%
Monsanto Co. (Chemicals)		27,400	1,919,918

Total Common Stocks (Cost $93,240,517)			$94,248,901

Money Market Funds – 2.8%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		2,753,000	$ 2,753,000

Total Money Market Funds (Cost $2,753,000)			$ 2,753,000

Total Investments – 97.1% (Cost $95,993,517)	(b)		$97,001,901
Other Assets in Excess of Liabilities – 2.9%			2,911,476

Net Assets – 100.0%			$99,913,377

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

106

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2011

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Assets:
Investments in securities, at value*	$183,750,246	$189,357,021	$157,834,532	$34,631,212	$161,746,280	$114,705,732	$36,163,623	$57,450,177
Repurchase agreements	3,379,939	14,000,000	2,857,000	—	—	—	—	—
Cash	—	83,197,548	25,191	448	118,887	754	—	—
Foreign currencies, at value**	—	—	—	—	10,432,894	—	—	1,405
Receivable for securities sold	1,529,201	—	—	411,850	364,110	—	486,157	—
Variation margin receivable from broker	—	—	—	—	21,163	—	—	—
Due from adviser	—	69,981	—	—	—	—	—	—
Receivable for fund shares sold	13,935	119,036	156,680	4,788	9,344	49,432	3,124	11,680
Dividends and accrued interest receivable	296,030	1,369	1,609,002	126,133	76,513	100,119	5,303	76,101
Foreign tax reclaim receivable	—	—	—	—	121,309	—	—	39,303
Prepaid expenses and other assets	3,535	1,254	635	658	3,166	2,077	694	1,135
Net unrealized appreciation on foreign currency contracts	—	—	—	—	1,985,208	—	—	—

Total assets	188,972,886	286,746,209	162,483,040	35,175,089	174,878,874	114,858,114	36,658,901	57,579,801

Liabilities:
Cash overdraft	—	—	—	—	—	—	122,436	—
Payable for securities purchased	822,393	—	—	479,734	1,841,710	—	—	—
Payable for fund shares redeemed	135,573	453,481	340,650	7,267	64,880	85,817	19,631	15,669
Payable for investment management services	126,052	60,557	75,663	17,679	122,420	77,088	25,152	48,821
Accrued custody expense	915	1,093	661	394	19,553	870	784	10,009
Accrued professional fees	10,792	10,792	10,792	10,792	10,792	10,792	10,792	10,792
Accrued accounting fees	10,930	17,427	12,291	4,494	469	7,318	2,995	469
Accrued printing and filing fees	9,473	14,762	8,006	1,746	8,914	5,751	1,883	2,937
Withholding tax payable	—	—	—	—	153	—	—	5,797

Total liabilities	1,116,128	558,112	448,063	522,106	2,068,891	187,636	183,673	94,494

Net assets	$187,856,758	$286,188,097	$162,034,977	$34,652,983	$172,809,983	$114,670,478	$36,475,228	$57,485,307

Net assets consist of:
Par value, $1 per share	$9,947,574	$28,618,822	$11,531,200	$2,278,165	$16,745,902	$5,748,644	$1,696,718	$2,998,478
Paid-in capital in excess of par value	287,907,489	257,569,275	149,168,441	38,153,413	238,110,137	123,974,006	43,505,702	63,712,358
Accumulated net realized gain (loss) on investments	(125,059,407)	—	(14,525,950)	(5,495,206)	(97,677,018)	(17,244,541)	(11,322,079)	(13,735,270)
Net unrealized appreciation (depreciation) on:
Investments	14,739,595	—	10,216,682	(355,540)	14,915,240	2,150,230	2,594,887	3,788,611
Foreign currency contracts	—	—	—	—	1,985,208	—	—	—
Futures contracts	—	—	—	—	39,604	—	—	—
Other foreign currency related transactions	—	—	—	—	(333,247)	—	—	(8,204)
Undistributed net investment income (loss)	321,507	—	5,644,604	72,151	(975,843)	42,139	—	729,334

Net assets	$187,856,758	$286,188,097	$162,034,977	$34,652,983	$172,809,983	$114,670,478	$36,475,228	$57,485,307

* Investments in securities, at cost	$169,010,651	$189,357,021	$147,617,850	$34,986,752	$146,831,040	$112,555,502	$33,568,736	$53,661,566

** Foreign currencies, at cost	$—	$—	$—	$—	$10,754,205	$—	$—	$1,420

Shares outstanding	9,947,574	28,618,822	11,531,200	2,278,165	16,745,902	5,748,644	1,696,718	2,998,478

Authorized Fund shares allocated to Portfolio	30,000,000	80,000,000	30,000,000	10,000,000	45,000,000	15,000,000	10,000,000	10,000,000

Net asset value per share	$18.88	$10.00	$14.05	$15.21	$10.32	$19.95	$21.50	$19.17

The accompanying notes are an integral part of these financial statements.

107

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2011

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Assets:
Investments in securities, at value*	$25,777,821	$31,486,645	$61,099,838	$170,710,822	$40,205,788	$261,352,438	$51,426,830	$55,564,676
Cash	960	98	149	668	975	284	4,198	1,341
Receivable for securities sold	—	27,609	—	26,911	—	—	—	—
Receivable for fund shares sold	8,955	8,903	15,732	119,025	1,637,437	1,092,108	41,978	7,901
Dividends and accrued interest receivable	8,771	19,955	29,547	259,887	208,384	5,329,040	7,471	40,093
Foreign tax reclaim receivable	4,546	—	—	—	366	—	—	—
Prepaid expenses and other assets	481	562	1,113	3,042	582	1,163	923	1,001

Total assets	25,801,534	31,543,772	61,146,379	171,120,355	42,053,532	267,775,033	51,481,400	55,615,012

Liabilities:
Payable for securities purchased	—	—	—	75,924	—	—	297,082	71,354
Payable for fund shares redeemed	11,425	4,850	20,450	278,132	20,552	111,197	22,781	35,723
Payable for investment management services	17,386	24,317	44,252	54,147	24,278	152,711	38,660	18,917
Accrued custody expense	2,616	640	469	745	429	1,054	292	239
Accrued professional fees	10,792	10,792	10,792	11,055	13,453	10,792	10,792	10,792
Accrued accounting fees	2,666	2,825	4,298	12,784	2,928	24,037	3,864	4,217
Accrued printing and filing fees	1,304	1,601	3,128	8,361	1,857	13,364	2,544	2,833
Withholding tax payable	—	—	—	—	6,174	—	—	—

Total liabilities	46,189	45,025	83,389	441,148	69,671	313,155	376,015	144,075

Net assets	$25,755,345	$31,498,747	$61,062,990	$170,679,207	$41,983,861	$267,461,878	$51,105,385	$55,470,937

Net assets consist of:
Par value, $1 per share	$3,326,684	$2,385,054	$3,427,654	$12,885,463	$3,997,676	$20,623,501	$1,892,448	$9,481,945
Paid-in capital in excess of par value	21,344,542	25,477,084	84,515,470	137,575,211	40,274,613	221,256,596	40,177,949	33,179,172
Accumulated net realized gain (loss) on investments	(645,526)	1,300,905	(28,862,461)	(4,991,860)	(7,346,208)	1,571,833	2,590,904	4,028,046
Net unrealized appreciation (depreciation) on:
Investments	1,726,366	2,335,704	1,982,327	24,772,719	4,497,953	2,877,763	6,444,084	8,761,387
Foreign currency related transactions	228	—	—	—	(476)	—	—	—
Undistributed net investment income (loss)	3,051	—	—	437,674	560,303	21,132,185	—	20,387

Net assets	$25,755,345	$31,498,747	$61,062,990	$170,679,207	$41,983,861	$267,461,878	$51,105,385	$55,470,937

* Investments in securities, at cost	$24,051,455	$29,150,941	$59,117,511	$145,938,103	$35,707,835	$258,474,675	$44,982,746	$46,803,289

Shares outstanding	3,326,684	2,385,054	3,427,654	12,885,463	3,997,676	20,623,501	1,892,448	9,481,945

Authorized Fund shares allocated to Portfolio	10,000,000	10,000,000	10,000,000	35,000,000	10,000,000	60,000,000	10,000,000	25,000,000

Net asset value per share	$7.74	$13.21	$17.81	$13.25	$10.50	$12.97	$27.00	$5.85

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2011

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Assets:
Investments in securities, at value*	$187,467,269	$150,861,660	$13,333,968	$16,974,353	$11,014,385	$20,532,756	$21,633,144	$97,001,901
Cash	476	454	816	194	—	149	364	867
Receivable for securities sold	8,763,071	5,723,305	—	—	65,676	—	—	4,748,052
Receivable for fund shares sold	96,358	70,824	671	1,177	107	270	1,527	53,074
Dividends and accrued interest receivable	131,339	4,832	23,228	106,955	17,861	28,998	24,509	63,030
Foreign tax reclaim receivable	—	—	—	—	—	2,425	—	—
Prepaid expenses and other assets	3,181	2,279	247	310	197	383	404	1,636

Total assets	196,461,694	156,663,354	13,358,930	17,082,989	11,098,226	20,564,981	21,659,948	101,868,560

Liabilities:
Cash overdraft	—	—	—	—	117,637	—	—	—
Options written, at value**	—	—	—	—	125,000	—	—	—
Payable for securities purchased	3,580,762	1,054,589	—	—	—	—	—	1,843,323
Payable for fund shares redeemed	52,319	32,901	1,377	1,547	519	2,692	5,258	21,356
Payable for investment management services	123,539	106,283	8,498	9,287	7,178	10,464	10,912	67,860
Accrued custody expense	985	1,162	60	92	692	78	194	617
Accrued professional fees	10,792	10,792	10,792	10,792	10,792	10,792	10,792	10,792
Accrued accounting fees	11,309	9,139	1,516	3,514	1,801	2,440	1,957	6,147
Accrued printing and filing fees	9,853	7,828	676	830	535	1,036	1,063	5,088
Withholding tax payable	—	75	—	199	—	1,098	—	—

Total liabilities	3,789,559	1,222,769	22,919	26,261	264,154	28,600	30,176	1,955,183

Net assets	$192,672,135	$155,440,585	$13,336,011	$17,056,728	$10,834,072	$20,536,381	$21,629,772	$99,913,377

Net assets consist of:
Par value, $1 per share	$16,663,266	$12,624,613	$1,328,998	$1,226,301	$913,811	$2,309,689	$2,875,198	$10,376,423
Paid-in capital in excess of par value	179,653,408	126,170,070	17,399,347	15,741,758	9,310,688	25,126,064	34,389,336	80,901,820
Accumulated net realized gain (loss) on investments	1,795,449	21,448,090	(6,295,149)	(687,861)	(115,830)	(7,036,860)	(12,835,769)	7,609,344
Net unrealized appreciation (depreciation) on:
Investments	(5,510,102)	(5,632,631)	815,663	719,151	640,311	113,404	(2,849,409)	1,008,384
Written options	—	—	—	—	(22,751)	—	—	—
Undistributed net investment income (loss)	70,114	830,443	87,152	57,379	107,843	24,084	50,416	17,406

Net assets	$192,672,135	$155,440,585	$13,336,011	$17,056,728	$10,834,072	$20,536,381	$21,629,772	$99,913,377

* Investments in securities, at cost	$192,977,371	$156,494,291	$12,518,305	$16,255,202	$10,374,074	$20,419,352	$24,482,553	$95,993,517

** Premiums received on options written	$—	$—	$—	$—	$102,249	$—	$—	$—

Shares outstanding	16,663,266	12,624,613	1,328,998	1,226,301	913,811	2,309,689	2,875,198	10,376,423

Authorized Fund shares allocated to Portfolio	40,000,000	35,000,000	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000	25,000,000

Net asset value per share	$11.56	$12.31	$10.03	$13.91	$11.86	$8.89	$7.52	$9.63

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2011

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Investment income:
Interest	$1,810	$316,796	$6,647,738	$453,515	$223	$5,852	$1,183	$—
Dividends, net of taxes withheld*	3,839,222	—	—	382,605	4,763,780	1,602,694	120,639	1,610,979

Total investment income	3,841,032	316,796	6,647,738	836,120	4,764,003	1,608,546	121,822	1,610,979

Expenses:
Management fees	1,620,785	776,625	861,684	231,230	1,615,635	983,923	328,568	707,122
Custodian fees	17,941	18,207	8,279	6,423	233,610	8,762	7,605	73,957
Directors’ fees	20,085	29,222	15,045	3,783	19,144	12,126	3,983	6,918
Professional fees	20,353	24,371	18,549	13,586	19,892	17,086	13,696	14,770
Accounting fees	69,479	100,649	71,871	27,833	64,024	45,705	19,078	29,528
Printing and filing fees	27,779	42,247	20,986	5,194	27,308	17,101	5,636	9,727
Compliance expense	6,899	6,899	6,899	6,899	6,899	6,899	6,899	6,899
Other	7,481	5,454	2,485	1,394	13,589	4,352	1,604	2,578

Total expenses	1,790,802	1,003,674	1,005,798	296,342	2,000,101	1,095,954	387,069	851,499

Less expenses reduced or reimbursed by adviser	—	(686,878)	—	—	—	—	—	—

Net expenses	1,790,802	316,796	1,005,798	296,342	2,000,101	1,095,954	387,069	851,499

Net investment income (loss)	2,050,230	—	5,641,940	539,778	2,763,902	512,592	(265,247)	759,480

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,586,673)	—	824,712	2,378,864	6,840,585	13,378,785	5,455,807	7,178,006
Futures contracts	—	—	—	—	931,996	—	—	—
Foreign currency contracts	—	—	—	—	(1,792,761)	—	—	—
Other foreign currency related transactions	—	—	—	(2)	(354,688)	1,341	—	(126,900)
Change in unrealized appreciation/depreciation on:
Investments	(7,441,587)	—	2,856,388	(4,379,083)	(38,929,900)	(15,407,876)	(5,423,430)	(20,273,014)
Futures contracts	—	—	—	—	63,214	—	—	—
Foreign currency contracts	—	—	—	—	2,258,702	—	—	—
Other foreign currency related transactions	—	—	—	—	(354,234)	—	—	88,943

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(9,028,260)	—	3,681,100	(2,000,221)	(31,337,086)	(2,027,750)	32,377	(13,132,965)

Change in net assets from operations	$(6,978,030)	$—	$9,323,040	$(1,460,443)	$(28,573,184)	$(1,515,158)	$(232,870)	$(12,373,485)

* Taxes withheld	$5,661	$—	$—	$521	$796,854	$13,301	$1,573	$126,560

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2011

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Investment income:
Interest	$928	$1,219	$1,825	$160	$822	$23,249,129	$898	$78
Dividends, net of taxes withheld*	294,504	158,610	449,411	3,664,831	1,494,846	24,220	205,564	515,814

Total investment income	295,432	159,829	451,236	3,664,991	1,495,668	23,273,349	206,462	515,892

Expenses:
Management fees	223,133	298,825	565,630	662,660	223,153	1,873,051	494,205	222,301
Custodian fees	23,355	13,588	9,682	15,145	4,888	15,098	4,436	6,859
Directors’ fees	2,726	3,249	6,491	17,084	2,886	27,193	5,327	5,459
Professional fees	13,161	13,479	14,745	20,504	26,857	23,421	14,264	14,367
Accounting fees	16,724	17,530	27,013	78,858	16,077	153,708	24,169	24,902
Printing and filing fees	3,798	4,642	9,142	23,943	4,283	37,470	7,690	7,544
Compliance expense	6,899	6,899	6,899	6,899	6,899	6,899	6,899	6,899
Other	950	1,002	2,354	5,867	864	4,324	1,649	1,759

Total expenses	290,746	359,214	641,956	830,960	285,907	2,141,164	558,639	290,090

Net investment income (loss)	4,686	(199,385)	(190,720)	2,834,031	1,209,761	21,132,185	(352,177)	225,802

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	2,027,485	4,917,359	5,767,671	(572,071)	926,887	4,997,438	8,111,683	7,286,117
Foreign currency contracts	—	—	—	—	57,516	—	—	—
Other foreign currency related transactions	128	21	—	—	(26,545)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(3,410,927)	(3,905,022)	(7,616,332)	489,142	2,127,978	(13,026,934)	(9,323,741)	(5,817,310)
Foreign currency contracts	—	—	—	—	(57,516)	—	—	—
Other foreign currency related transactions	(132)	—	—	—	(256)	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(1,383,446)	1,012,358	(1,848,661)	(82,929)	3,028,064	(8,029,496)	(1,212,058)	1,468,807

Change in net assets from operations	$(1,378,760)	$812,973	$(2,039,381)	$2,751,102	$4,237,825	$13,102,689	$(1,564,235)	$1,694,609

* Taxes withheld	$10,610	$5,918	$2,380	$—	$52,446	$—	$—	$1,619

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2011

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Investment income:
Interest	$6,937	$8,249	$453	$314,544	$264	$573	$626	$4,125
Dividends, net of taxes withheld*	2,552,291	337,334	226,905	222,160	229,357	414,781	611,382	1,222,834

Total investment income	2,559,228	345,583	227,358	536,704	229,621	415,354	612,008	1,226,959

Expenses:
Management fees	1,421,514	1,169,004	106,342	106,823	82,663	130,698	145,237	750,990
Custodian fees	13,401	10,665	1,248	1,507	6,255	10,874	4,079	8,732
Directors’ fees	18,404	13,773	1,379	1,603	997	2,111	2,354	9,158
Professional fees	20,022	18,219	12,615	12,730	12,469	12,923	12,997	16,076
Accounting fees	65,416	51,063	9,315	21,789	10,760	14,863	12,331	35,189
Printing and filing fees	26,594	20,466	1,931	2,299	1,442	3,005	3,306	13,309
Compliance expense	6,899	6,899	6,899	6,899	6,899	6,899	6,899	6,899
Other	6,046	4,531	477	545	314	743	844	2,705

Total expenses	1,578,296	1,294,620	140,206	154,195	121,799	182,116	188,047	843,058

Net investment income (loss)	980,932	(949,037)	87,152	382,509	107,822	233,238	423,961	383,901

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	13,130,784	23,283,240	890,153	351,531	470,895	2,534,963	3,694,903	7,769,014
Foreign currency related transactions	(13)	—	—	(20)	—	—	—	(6)
Written options	—	—	—	—	(20,363)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(26,663,794)	(33,319,384)	(1,205,424)	(479,142)	(768,994)	(3,060,087)	(6,895,822)	(9,674,876)
Written options	—	—	—	—	81,745	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	(13,533,023)	(10,036,144)	(315,271)	(127,631)	(236,717)	(525,124)	(3,200,919)	(1,905,868)

Change in net assets from operations	$(12,552,091)	$(10,985,181)	$(228,119)	$254,878	$(128,895)	$(291,886)	$(2,776,958)	$(1,521,967)

* Taxes withheld	$3,389	$4,532	$847	$3,160	$809	$31,293	$—	$1,639

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,050,230	$450,304	$—	$—	$5,641,940	$5,839,374	$539,778	$693,415
Net realized gain (loss) on investments and foreign currency related transactions	(1,586,673)	(1,138,078)	—	—	824,712	1,961,700	2,378,862	2,963,526
Change in unrealized appreciation/depreciation on investments	(7,441,587)	17,726,044	—	—	2,856,388	3,535,443	(4,379,083)	1,338,298

Change in net assets from operations	(6,978,030)	17,038,270	—	—	9,323,040	11,336,517	(1,460,443)	4,995,239

Distributions to shareholders:
Distributions from net investment income	(1,709,149)	(425,944)	—	—	—	—	(467,625)	(606,516)

Capital transactions:
Received from shares sold	18,469,577	21,954,910	325,508,308	305,026,132	54,452,714	57,209,206	3,650,326	3,734,570
Received from dividends reinvested	1,709,149	425,944	—	—	—	—	467,625	606,516
Paid for shares redeemed	(43,066,271)	(46,072,388)	(332,767,148)	(352,822,395)	(49,917,819)	(58,280,990)	(8,714,120)	(9,069,964)

Change in net assets from capital transactions	(22,887,545)	(23,691,534)	(7,258,840)	(47,796,263)	4,534,895	(1,071,784)	(4,596,169)	(4,728,878)

Change in net assets	(31,574,724)	(7,079,208)	(7,258,840)	(47,796,263)	13,857,935	10,264,733	(6,524,237)	(340,155)
Net Assets:
Beginning of year	219,431,482	226,510,690	293,446,937	341,243,200	148,177,042	137,912,309	41,177,220	41,517,375

End of year	$187,856,758	$219,431,482	$286,188,097	$293,446,937	$162,034,977	$148,177,042	$34,652,983	$41,177,220

Undistributed net investment income	$321,507	$24,360	$—	$—	$5,644,604	$5,842,038	$72,151	$86,728

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		Millennium Portfolio		International Small-Mid Company Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,763,902	$2,332,430	$512,592	$387,840	$(265,247)	$(527,603)	$759,480	$218,206
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	5,625,132	24,752,616	13,380,126	11,430,819	5,455,807	16,124,928	7,051,106	6,361,321
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(36,962,218)	5,614,028	(15,407,876)	7,958,092	(5,423,430)	(9,539,756)	(20,184,071)	5,982,508

Change in net assets from operations	(28,573,184)	32,699,074	(1,515,158)	19,776,751	(232,870)	6,057,569	(12,373,485)	12,562,035

Distributions to shareholders:
Distributions from net investment income	—	—	(471,108)	(284,477)	—	—	—	—

Capital transactions:
Received from shares sold	26,491,894	24,045,087	13,034,340	12,695,267	6,473,011	20,100,436	11,780,860	12,335,886
Received from dividends reinvested	—	—	471,108	284,477	—	—	—	—
Paid for shares redeemed	(38,194,519)	(53,704,699)	(26,649,763)	(28,925,158)	(11,842,246)	(94,390,633)	(20,534,648)	(17,349,611)

Change in net assets from capital transactions	(11,702,625)	(29,659,612)	(13,144,315)	(15,945,414)	(5,369,235)	(74,290,197)	(8,753,788)	(5,013,725)

Change in net assets	(40,275,809)	3,039,462	(15,130,581)	3,546,860	(5,602,105)	(68,232,628)	(21,127,273)	7,548,310
Net Assets:
Beginning of year	213,085,792	210,046,330	129,801,059	126,254,199	42,077,333	110,309,961	78,612,580	71,064,270

End of year	$172,809,983	$213,085,792	$114,670,478	$129,801,059	$36,475,228	$42,077,333	$57,485,307	$78,612,580

Undistributed net investment income (loss)	$(975,843)	$3,106,271	$42,139	$85,152	$—	$—	$729,334	$87,320

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Aggressive Growth Portfolio		Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,686	$46,348	$(199,385)	$(173,333)	$(190,720)	$(221,534)	$2,834,031	$2,555,633
Net realized gain (loss) on investments and foreign currency related transactions	2,027,613	340,613	4,917,380	2,457,211	5,767,671	5,891,311	(572,071)	(322,308)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(3,411,059)	2,014,140	(3,905,022)	4,610,166	(7,616,332)	6,025,662	489,142	20,060,180

Change in net assets from operations	(1,378,760)	2,401,101	812,973	6,894,044	(2,039,381)	11,695,439	2,751,102	22,293,505

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	—	(2,390,576)	(2,196,659)

Capital transactions:
Received from shares sold	6,293,281	9,372,757	10,807,715	10,622,179	9,234,055	9,304,135	39,553,518	32,754,237
Received from dividends reinvested	—	—	—	—	—	—	2,390,576	2,196,659
Paid for shares redeemed	(8,916,428)	(9,193,403)	(12,221,376)	(8,178,329)	(16,499,127)	(14,133,909)	(47,804,467)	(39,577,141)

Change in net assets from capital transactions	(2,623,147)	179,354	(1,413,661)	2,443,850	(7,265,072)	(4,829,774)	(5,860,373)	(4,626,245)

Change in net assets	(4,001,907)	2,580,455	(600,688)	9,337,894	(9,304,453)	6,865,665	(5,499,847)	15,470,601
Net Assets:
Beginning of year	29,757,252	27,176,797	32,099,435	22,761,541	70,367,443	63,501,778	176,179,054	160,708,453

End of year	$25,755,345	$29,757,252	$31,498,747	$32,099,435	$61,062,990	$70,367,443	$170,679,207	$176,179,054

Undistributed net investment income (loss)	$3,051	$111,728	$—	$(5)	$—	$—	$437,674	$368,226

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Strategic Value Portfolio		High Income Bond Portfolio		Capital Growth Portfolio		Nasdaq-100® Index Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,209,761	$876,152	$21,132,185	$17,715,261	$(352,177)	$(200,594)	$225,802	$180,606
Net realized gain (loss) on investments, foreign currency contracts, and foreign currency related transactions	957,858	(439,471)	4,997,438	(1,283,156)	8,111,683	4,848,954	7,286,117	2,684,393
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, and other foreign currency related transactions	2,070,206	2,138,874	(13,026,934)	13,632,138	(9,323,741)	8,739,357	(5,817,310)	5,413,358

Change in net assets from operations	4,237,825	2,575,555	13,102,689	30,064,243	(1,564,235)	13,387,717	1,694,609	8,278,357

Distributions to shareholders:
Distributions from net investment income	(599,193)	(591,141)	—	—	—	—	(205,415)	(158,375)
Return of capital distributions	—	(175,066)	—	—	—	—	—	—

Total distributions	(599,193)	(766,207)	—	—	—	—	(205,415)	(158,375)

Capital transactions:
Received from shares sold	23,250,524	9,495,133	88,330,748	152,858,080	21,876,325	13,911,151	21,724,700	18,796,999
Received from dividends reinvested	599,193	766,207	—	—	—	—	205,415	158,375
Paid for shares redeemed	(9,851,748)	(7,486,436)	(103,758,722)	(73,042,369)	(21,618,111)	(11,671,289)	(22,886,769)	(19,725,238)

Change in net assets from capital transactions	13,997,969	2,774,904	(15,427,974)	79,815,711	258,214	2,239,862	(956,654)	(769,864)

Change in net assets	17,636,601	4,584,252	(2,325,285)	109,879,954	(1,306,021)	15,627,579	532,540	7,350,118
Net Assets:
Beginning of year	24,347,260	19,763,008	269,787,163	159,907,209	52,411,406	36,783,827	54,938,397	47,588,279

End of year	$41,983,861	$24,347,260	$267,461,878	$269,787,163	$51,105,385	$52,411,406	$55,470,937	$54,938,397

Undistributed net investment income (loss)	$560,303	$(46,569)	$21,132,185	$17,781,200	$—	$35,049	$20,387	$22,231

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bristol Portfolio		Bryton Growth Portfolio		U.S. Equity Portfolio		Balanced Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$980,932	$1,099,120	$(949,037)	$(594,575)	$87,152	$114,584	$382,509	$331,961
Net realized gain (loss) on investments and foreign currency related transactions	13,130,771	13,165,753	23,283,240	15,009,999	890,153	1,360,515	351,511	680,867
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(26,663,794)	8,557,768	(33,319,384)	12,578,232	(1,205,424)	160,094	(479,142)	(1,024)

Change in net assets from operations	(12,552,091)	22,822,641	(10,985,181)	26,993,656	(228,119)	1,635,193	254,878	1,011,804

Distributions to shareholders:
Distributions from net investment income	(910,805)	(995,109)	—	—	—	(99,183)	(324,529)	(282,940)

Capital transactions:
Received from shares sold	51,481,798	51,108,856	51,927,445	38,665,672	2,353,412	1,837,204	7,783,601	3,408,481
Received from dividends reinvested	910,805	995,109	—	—	—	99,183	324,529	282,940
Paid for shares redeemed	(28,902,202)	(34,085,789)	(22,913,491)	(41,681,638)	(3,298,269)	(3,593,412)	(5,474,697)	(3,509,686)

Change in net assets from capital transactions	23,490,401	18,018,176	29,013,954	(3,015,966)	(944,857)	(1,657,025)	2,633,433	181,735

Change in net assets	10,027,505	39,845,708	18,028,773	23,977,690	(1,172,976)	(121,015)	2,563,782	910,599
Net Assets:
Beginning of year	182,644,630	142,798,922	137,411,812	113,434,122	14,508,987	14,630,002	14,492,946	13,582,347

End of year	$192,672,135	$182,644,630	$155,440,585	$137,411,812	$13,336,011	$14,508,987	$17,056,728	$14,492,946

Undistributed net investment income (loss)	$70,114	$103,294	$830,443	$—	$87,152	$15,401	$57,379	$49,058

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Income Opportunity Portfolio		Target VIP Portfolio		Target Equity/Income Portfolio		Bristol Growth Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$107,822	$70,078	$233,238	$297,878	$423,961	$363,652	$383,901	$276,215
Net realized gain (loss) on investments, foreign currency related transactions, and written options	450,532	(15,176)	2,534,963	1,642,994	3,694,903	1,618,442	7,769,008	5,178,457
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	(687,249)	525,550	(3,060,087)	1,712,578	(6,895,822)	3,054,237	(9,674,876)	9,642,592

Change in net assets from operations	(128,895)	580,452	(291,886)	3,653,450	(2,776,958)	5,036,331	(1,521,967)	15,097,264

Distributions to shareholders:
Distributions from net investment income	—	—	(209,154)	(266,234)	(373,545)	(305,152)	(366,489)	(259,134)

Capital transactions:
Received from shares sold	3,882,060	3,876,875	3,992,391	3,229,205	4,881,643	6,337,967	31,340,964	73,946,057
Received from dividends reinvested	—	—	209,154	266,234	373,545	305,152	366,489	259,134
Paid for shares redeemed	(2,567,327)	(1,500,541)	(5,020,379)	(5,607,398)	(7,036,529)	(7,429,363)	(15,201,793)	(14,244,723)

Change in net assets from capital transactions	1,314,733	2,376,334	(818,834)	(2,111,959)	(1,781,341)	(786,244)	16,505,660	59,960,468

Change in net assets	1,185,838	2,956,786	(1,319,874)	1,275,257	(4,931,844)	3,944,935	14,617,204	74,798,598
Net Assets:
Beginning of year	9,648,234	6,691,448	21,856,255	20,580,998	26,561,616	22,616,681	85,296,173	10,497,575

End of year	$10,834,072	$9,648,234	$20,536,381	$21,856,255	$21,629,772	$26,561,616	$99,913,377	$85,296,173

Undistributed net investment income	$107,843	$70,089	$24,084	$28,667	$50,416	$58,500	$17,406	$16,958

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio					Money Market Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$19.72	$18.31	$13.19	$29.65	$31.52	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.21	0.04	0.05	0.22	0.02	—	—	—	0.17	0.48
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.88)	1.41	5.11	(16.48)	(1.88)	—	—	—	—	—

Total from operations	(0.67)	1.45	5.16	(16.26)	(1.86)	—	—	—	0.17	0.48

Distributions:
Distributions from net investment income	(0.17)	(0.04)	(0.04)	(0.20)	(0.01)	—	—	—	(0.17)	(0.48)

Net asset value, end of year	$18.88	$19.72	$18.31	$13.19	$29.65	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	–3.38%	7.91%	39.11%	–54.81%	–5.89%	0.00%	0.00%	0.00%	1.77%	4.92%
Ratios and supplemental data:
Net assets at end of year (millions)	$187.9	$219.4	$226.5	$187.5	$505.1	$286.2	$293.4	$341.2	$402.5	$336.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.87%	0.87%	0.88%	0.84%	0.84%	0.11%	0.17%	0.19%	0.32%	0.31%
Net investment income	1.00%	0.21%	0.27%	0.89%	0.05%	0.00%	0.00%	0.00%	1.72%	4.79%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.87%	0.87%	0.88%	0.84%	0.84%	0.34%	0.35%	0.36%	0.35%	0.32%
Net investment income (loss)	1.00%	0.21%	0.27%	0.89%	0.05%	–0.23%	–0.18%	–0.17%	1.68%	4.77%
Portfolio turnover rate	54%	50%	24%	39%	23%	0%	0%	0%	0%	0%

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio					Omni Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$13.21	$12.25	$10.13	$11.44	$11.03	$16.08	$14.42	$11.02	$16.60	$15.79
Operations:
Net investment income	0.48	0.52	0.49	1.04	0.58	0.25	0.28	0.29	0.40	0.34
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.36	0.44	1.63	(2.35)	(0.17)	(0.91)	1.62	3.36	(5.63)	0.76

Total from operations	0.84	0.96	2.12	(1.31)	0.41	(0.66)	1.90	3.65	(5.23)	1.10

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.21)	(0.24)	(0.25)	(0.35)	(0.29)

Net asset value, end of year	$14.05	$13.21	$12.25	$10.13	$11.44	$15.21	$16.08	$14.42	$11.02	$16.60

Total return	6.36%	7.84%	20.93%	–11.45%	3.72%	–4.12%	13.19%	33.15%	–31.46%	6.99%
Ratios and supplemental data:
Net assets at end of year (millions)	$162.0	$148.2	$137.9	$107.8	$177.7	$34.7	$41.2	$41.5	$34.9	$61.8
Ratios to average net assets:
Expenses	0.66%	0.67%	0.69%	0.66%	0.63%	0.77%	0.78%	0.79%	0.74%	0.71%
Net investment income	3.70%	3.91%	5.06%	5.35%	4.99%	1.40%	1.71%	2.18%	2.43%	1.85%
Portfolio turnover rate	15%	22%	27%	15%	13%	147%	182%	157%	128%	143%

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio					Capital Appreciation Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$12.20	$10.45	$7.56	$14.02	$12.81	$20.37	$17.45	$12.35	$20.45	$19.79
Operations:
Net investment income	0.17	0.14	0.14	0.13	0.09	0.09	0.06	0.22	0.14	0.11
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(2.05)	1.61	2.75	(6.59)	1.12	(0.43)	2.90	5.07	(8.12)	0.65

Total from operations	(1.88)	1.75	2.89	(6.46)	1.21	(0.34)	2.96	5.29	(7.98)	0.76

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.08)	(0.04)	(0.19)	(0.12)	(0.10)

Net asset value, end of year	$10.32	$12.20	$10.45	$7.56	$14.02	$19.95	$20.37	$17.45	$12.35	$20.45

Total return	–15.41%	16.75%	38.23%	–46.08%	9.45%	–1.65%	16.99%	42.84%	–39.01%	3.82%
Ratios and supplemental data:
Net assets at end of year (millions)	$172.8	$213.1	$210.0	$179.7	$389.2	$114.7	$129.8	$126.3	$103.6	$197.6
Ratios to average net assets:
Expenses	1.02%	1.03%	1.07%	0.91%	0.99%	0.88%	0.89%	0.90%	0.87%	0.84%
Net investment income	1.41%	1.15%	1.47%	1.03%	0.66%	0.41%	0.31%	1.38%	0.71%	0.46%
Portfolio turnover rate	58%	67%	168%	214%	123%	61%	58%	84%	79%	69%

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	Millennium Portfolio					International Small-Mid Company Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$21.69	$17.45	$14.44	$25.13	$19.94	$23.24	$19.41	$13.29	$27.29	$23.23
Operations:
Net investment income (loss)	(0.16)	(0.27)	(0.07)	(0.16)	(0.16)	0.26	0.07	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.03)	4.51	3.08	(10.53)	5.35	(4.33)	3.76	6.05	(14.08)	3.99

Total from operations	(0.19)	4.24	3.01	(10.69)	5.19	(4.07)	3.83	6.12	(14.00)	4.06

Net asset value, end of year	$21.50	$21.69	$17.45	$14.44	$25.13	$19.17	$23.24	$19.41	$13.29	$27.29

Total return	–0.88%	24.30%	20.84%	–42.54%	26.03%	–17.51%	19.73%	46.05%	–51.30%	17.48%
Ratios and supplemental data:
Net assets at end of year (millions)	$36.5	$42.1	$110.3	$34.2	$71.1	$57.5	$78.6	$71.1	$52.7	$113.0
Ratios to average net assets:
Expenses	0.94%	0.92%	0.93%	0.92%	0.89%	1.20%	1.25%	1.28%	1.19%	1.29%
Net investment income (loss)	–0.65%	–0.69%	–0.67%	–0.70%	–0.70%	1.07%	0.32%	0.47%	0.36%	0.27%
Portfolio turnover rate	228%	254%	248%	224%	156%	67%	81%	125%	75%	53%

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	Aggressive Growth Portfolio					Small Cap Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$8.17	$7.43	$5.21	$9.25	$7.14	$12.86	$9.89	$6.56	$12.54	$10.94
Operations:
Net investment income (loss)	—	0.01	(0.02)	(0.01)	0.02	(0.08)	(0.07)	(0.06)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.43)	0.73	2.24	(4.03)	2.09	0.43	3.04	3.39	(5.90)	1.69

Total from operations	(0.43)	0.74	2.22	(4.04)	2.11	0.35	2.97	3.33	(5.98)	1.60

Net asset value, end of year	$7.74	$8.17	$7.43	$5.21	$9.25	$13.21	$12.86	$9.89	$6.56	$12.54

Total return	–5.26%	9.96%	42.61%	–43.68%	29.55%	2.72%	30.03%	50.76%	–47.69%	14.63%
Ratios and supplemental data:
Net assets at end of year (millions)	$25.8	$29.8	$27.2	$18.0	$28.8	$31.5	$32.1	$22.8	$13.2	$27.0
Ratios to average net assets:
Expenses	1.04%	1.05%	1.04%	0.98%	0.97%	1.08%	1.13%	1.21%	1.18%	1.15%
Net investment income (loss)	0.02%	0.17%	–0.23%	–0.04%	0.34%	–0.60%	–0.70%	–0.77%	–0.84%	–0.77%
Portfolio turnover rate	47%	37%	28%	43%	29%	58%	94%	50%	37%	74%

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	Mid Cap Opportunity Portfolio					S&P 500® Index Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$18.43	$15.41	$10.96	$22.50	$19.09	$13.21	$11.69	$9.41	$15.36	$14.82
Operations:
Net investment income (loss)	(0.06)	(0.06)	(0.05)	(0.07)	(0.09)	0.22	0.19	0.17	0.24	0.24
Net realized and unrealized gain (loss) on investments	(0.56)	3.08	4.50	(11.47)	3.50	0.01	1.50	2.26	(5.98)	0.51

Total from operations	(0.62)	3.02	4.45	(11.54)	3.41	0.23	1.69	2.43	(5.74)	0.75

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.19)	(0.17)	(0.15)	(0.21)	(0.21)

Net asset value, end of year	$17.81	$18.43	$15.41	$10.96	$22.50	$13.25	$13.21	$11.69	$9.41	$15.36

Total return	–3.36%	19.60%	40.60%	–51.29%	17.86%	1.77%	14.45%	25.83%	–37.30%	5.06%
Ratios and supplemental data:
Net assets at end of year (millions)	$61.1	$70.4	$63.5	$79.6	$115.4	$170.7	$176.2	$160.7	$106.2	$179.4
Ratios to average net assets:
Expenses	0.96%	0.98%	0.97%	0.94%	0.93%	0.47%	0.49%	0.51%	0.48%	0.45%
Net investment income (loss)	–0.29%	–0.35%	–0.27%	–0.53%	–0.45%	1.62%	1.59%	1.85%	1.85%	1.50%
Portfolio turnover rate	51%	56%	276%	297%	267%	9%	8%	21%	12%	7%

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Financial Highlights

	Strategic Value Portfolio					High Income Bond Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$9.36	$8.64	$7.97	$11.81	$13.10	$12.31	$10.79	$7.21	$9.68	$9.35
Operations:
Net investment income	0.33	0.35	0.27	0.56	0.17	1.08	0.58	0.46	0.68	0.59
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.98	0.68	0.65	(3.91)	(1.31)	(0.42)	0.94	3.12	(3.15)	(0.26)

Total from operations	1.31	1.03	0.92	(3.35)	(1.14)	0.66	1.52	3.58	(2.47)	0.33

Distributions:
Distributions from net investment income	(0.17)	(0.24)	(0.25)	(0.49)	(0.15)	—	—	—	—	—
Return of capital distributions	—	(0.07)	—	—	—	—	—	—	—	—

Total distributions	(0.17)	(0.31)	(0.25)	(0.49)	(0.15)	—	—	—	—	—

Net asset value, end of year	$10.50	$9.36	$8.64	$7.97	$11.81	$12.97	$12.31	$10.79	$7.21	$9.68

Total return	14.03%	11.98%	11.52%	–28.27%	–8.74%	5.36%	14.09%	49.65%	–25.52%	3.53%
Ratios and supplemental data:
Net assets at end of year (millions)	$42.0	$24.3	$19.8	$13.3	$28.4	$267.5	$269.8	$159.9	$71.3	$89.0
Ratios to average net assets:
Expenses	0.96%	0.96%	1.02%	0.96%	0.87%	0.78%	0.81%	0.88%	0.88%	0.87%
Net investment income	4.07%	4.11%	4.31%	4.68%	1.18%	7.69%	8.03%	9.14%	8.77%	7.05%
Portfolio turnover rate	19%	31%	42%	162%	63%	35%	33%	20%	18%	32%

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Financial Highlights

	Capital Growth Portfolio					Nasdaq-100® Index Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$27.68	$20.29	$15.00	$23.57	$21.19	$5.69	$4.78	$3.11	$5.36	$4.52
Operations:
Net investment income (loss)	(0.19)	(0.11)	—	(0.12)	(0.16)	0.02	0.02	0.01	—	—
Net realized and unrealized gain (loss) on investments	(0.49)	7.50	5.29	(8.45)	2.54	0.16	0.91	1.66	(2.25)	0.84

Total from operations	(0.68)	7.39	5.29	(8.57)	2.38	0.18	0.93	1.67	(2.25)	0.84

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.02)	(0.02)	—	—	—

Net asset value, end of year	$27.00	$27.68	$20.29	$15.00	$23.57	$5.85	$5.69	$4.78	$3.11	$5.36

Total return	–2.46%	36.42%	35.27%	–36.36%	11.23%	3.19%	19.38%	53.70%	–41.98%	18.58%
Ratios and supplemental data:
Net assets at end of year (millions)	$51.1	$52.4	$36.8	$27.1	$38.2	$55.5	$54.9	$47.6	$28.1	$48.6
Ratios to average net assets:
Expenses	1.02%	1.04%	1.07%	1.04%	1.02%	0.52%	0.54%	0.56%	0.54%	0.51%
Net investment income (loss)	–0.64%	–0.50%	0.02%	–0.66%	–0.70%	0.41%	0.39%	0.19%	0.01%	–0.01%
Portfolio turnover rate	44%	56%	67%	63%	63%	44%	30%	29%	27%	13%

The accompanying notes are an integral part of these financial statements.

126

Ohio National Fund, Inc.

Financial Highlights

	Bristol Portfolio					Bryton Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$12.51	$11.12	$8.23	$14.02	$13.08	$13.57	$10.94	$8.06	$13.33	$12.13
Operations:
Net investment income (loss)	0.06	0.07	0.06	0.11	0.08	(0.08)	(0.06)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.95)	1.39	2.89	(5.80)	0.93	(1.18)	2.69	2.93	(5.22)	1.25

Total from operations	(0.89)	1.46	2.95	(5.69)	1.01	(1.26)	2.63	2.88	(5.27)	1.20

Distributions:
Distributions from net investment income	(0.06)	(0.07)	(0.06)	(0.10)	(0.07)	—	—	—	—	—

Net asset value, end of year	$11.56	$12.51	$11.12	$8.23	$14.02	$12.31	$13.57	$10.94	$8.06	$13.33

Total return	–7.16%	13.10%	35.83%	–40.54%	7.75%	–9.29%	24.04%	35.73%	–39.53%	9.89%
Ratios and supplemental data:
Net assets at end of year (millions)	$192.7	$182.6	$142.8	$81.5	$97.1	$155.4	$137.4	$113.4	$59.0	$65.2
Ratios to average net assets:
Expenses	0.84%	0.86%	0.89%	0.90%	0.89%	0.91%	0.93%	0.96%	0.96%	0.96%
Net investment income (loss)	0.52%	0.70%	0.79%	1.13%	0.69%	–0.67%	–0.49%	–0.64%	–0.62%	–0.54%
Portfolio turnover rate	198%	253%	223%	184%	176%	156%	118%	82%	54%	55%

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Financial Highlights

	U.S. Equity Portfolio					Balanced Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$10.23	$9.16	$7.91	$15.45	$13.70	$13.87	$13.13	$10.74	$14.70	$13.09
Operations:
Net investment income	0.07	0.08	0.07	0.14	0.06	0.31	0.32	0.29	0.25	0.20
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.27)	1.06	1.24	(7.56)	1.74	—	0.70	2.39	(4.21)	1.41

Total from operations	(0.20)	1.14	1.31	(7.42)	1.80	0.31	1.02	2.68	(3.96)	1.61

Distributions:
Distributions from net investment income	—	(0.07)	(0.06)	(0.12)	(0.05)	(0.27)	(0.28)	(0.29)	—	—

Net asset value, end of year	$10.03	$10.23	$9.16	$7.91	$15.45	$13.91	$13.87	$13.13	$10.74	$14.70

Total return	–1.96%	12.46%	16.57%	–47.98%	13.17%	2.29%	7.78%	24.92%	–26.94%	12.30%
Ratios and supplemental data:
Net assets at end of year (millions)	$13.3	$14.5	$14.6	$13.0	$24.8	$17.1	$14.5	$13.6	$9.6	$11.0
Ratios to average net assets:
Expenses	0.99%	1.01%	1.04%	0.96%	0.91%	0.94%	0.99%	1.08%	1.09%	1.13%
Net investment income	0.61%	0.86%	0.90%	1.19%	0.41%	2.33%	2.48%	2.99%	2.29%	1.77%
Portfolio turnover rate	75%	98%	173%	216%	128%	47%	56%	72%	80%	81%

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Financial Highlights

	Income Opportunity Portfolio					Target VIP Portfolio
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of year	$11.99	$11.19	$9.89	$12.49	$11.53	$9.11	$7.72	$6.81	$12.23	$11.23
Operations:
Net investment income (loss)	0.11	0.08	0.01	0.10	0.00	0.10	0.13	0.11	0.12	0.09
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	(0.24)	0.72	1.29	(2.70)	0.96	(0.23)	1.37	0.90	(5.42)	1.00

Total from operations	(0.13)	0.80	1.30	(2.60)	0.96	(0.13)	1.50	1.01	(5.30)	1.09

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.09)	(0.11)	(0.10)	(0.12)	(0.09)

Net asset value, end of year	$11.86	$11.99	$11.19	$9.89	$12.49	$8.89	$9.11	$7.72	$6.81	$12.23

Total return	–1.08%	7.15%	13.14%	–20.82%	8.33%	–1.41%	19.47%	14.77%	–43.34%	9.74%
Ratios and supplemental data:
Net assets at end of year (millions)	$10.8	$9.6	$6.7	$4.5	$5.2	$20.5	$21.9	$20.6	$18.2	$23.1
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.18%	1.27%	1.56%	1.62%	1.46%	0.84%	0.82%	0.83%	0.80%	0.83%
Net investment income (loss)	1.04%	0.89%	0.40%	0.98%	–0.04%	1.07%	1.50%	1.53%	1.45%	1.22%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.18%	1.30%	1.56%	1.62%	1.46%	0.84%	0.82%	0.83%	0.80%	0.83%
Net investment income (loss)	1.04%	0.87%	0.40%	0.98%	–0.04%	1.07%	1.50%	1.53%	1.45%	1.22%
Portfolio turnover rate	114%	92%	200%	203%	159%	79%	92%	91%	79%	52%

The accompanying notes are an integral part of these financial statements.

129

Ohio National Fund, Inc.

Financial Highlights

	Target Equity/Income Portfolio					Bristol Growth Portfolio
	Years Ended December 31,					Years Ended December 31,				Period from May 1, 2007* to December 31, 2007
	2011	2010	2009	2008	2007	2011	2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of period	$8.61	$7.07	$6.41	$12.00	$11.01	$9.84	$8.75	$6.15	$10.35	$10.00
Operations:
Net investment income	0.15	0.12	0.15	0.19	0.16	0.04	0.02	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	(1.11)	1.52	0.64	(5.61)	0.99	(0.21)	1.10	2.59	(4.21)	0.34

Total from operations	(0.96)	1.64	0.79	(5.42)	1.15	(0.17)	1.12	2.60	(4.20)	0.35

Distributions:
Distributions from net investment income	(0.13)	(0.10)	(0.13)	(0.17)	(0.16)	(0.04)	(0.03)	—	—	—

Net asset value, end of period	$7.52	$8.61	$7.07	$6.41	$12.00	$9.63	$9.84	$8.75	$6.15	$10.35

Total return	–11.09%	23.23%	12.33%	–45.07%	10.42%	–1.77%	12.79%	42.28%	–40.58%	3.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$21.6	$26.6	$22.6	$24.1	$40.4	$99.9	$85.3	$10.5	$4.8	$7.3
Ratios to average net assets:
Expenses	0.78%	0.78%	0.79%	0.74%	0.73%	0.90%	0.93%	1.29%	1.26%	1.30	%(a)
Net investment income	1.75%	1.56%	2.03%	2.05%	1.83%	0.41%	0.63%	0.26%	0.18%	0.10	%(a)
Portfolio turnover rate	99%	90%	95%	105%	54%	187%	268%	218%	175%	107%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

130

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2011

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”), as an open-end management investment company. The Fund consists of twenty-four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Total return on assets by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	Millennium Portfolio — Capital growth by investing primarily in common stocks of small sized companies.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢	Capital Growth Portfolio — Long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

131	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

¢	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

¢	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
Equity	30,000,000
Money Market	80,000,000
Bond	30,000,000
Omni	10,000,000
International	45,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	10,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares
Strategic Value	10,000,000
High Income Bond	60,000,000
Capital Growth	10,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	35,000,000
U.S. Equity	10,000,000
Balanced	10,000,000
Income Opportunity	10,000,000
Target VIP	10,000,000
Target Equity/Income	10,000,000
Bristol Growth	25,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Various investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Option securities are valued on a composite close price basis. Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those in North or South America, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2011:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks	$181,558,246	$—	$—
	Preferred Stocks	2,192,000	—	—
	Repurchase Agreements	—	3,379,939	—

		$183,750,246	$3,379,939	$—

Money Market*	Commercial Paper	$—	$186,988,681	$—
	Asset-Backed Securities	—	2,368,340	—
	Repurchase Agreements	—	14,000,000	—

		$—	$203,357,021	$—

Bond	Corporate Bonds	$—	$146,359,075	$—
	U.S. Treasury Obligations	—	4,475,469	—
	Commercial Paper	—	6,999,988	—
	Repurchase Agreements	—	2,857,000	—

		$—	$160,691,532	$—

Omni	Common Stocks	$24,366,501	$—	$—
	Corporate Bonds	—	8,173,688	—
	U.S. Treasury Obligations	—	342,023	—
	Money Market Funds	1,749,000	—	—

		$26,115,501	$8,515,711	$—

International	Common Stocks	$36,407,083	$121,998,613	$—
	U.S. Treasury Obligations	—	1,149,963	—
	Money Market Funds	2,190,621	—	—

		$38,597,704	$123,148,576	$—

	Foreign currency contracts	$1,985,208	$—	$—

	Futures contracts	$39,604	$—	$—

Capital Appreciation	Common Stocks	$109,172,805	$2,612,927	$—
	Money Market Funds	2,920,000	—	—

		$112,092,805	$2,612,927	$—

Millennium	Common Stocks	$36,163,623	$—	$—

		$36,163,623	$—	$—

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
International Small-Mid Company	Common Stocks	$11,181,778	$41,840,333	$—
	Preferred Stocks	—	505,882	—
	Exchange Traded Funds	1,204,224	—	—
	Money Market Funds	2,717,960	—	—

		$15,103,962	$42,346,215	$—

Aggressive Growth	Common Stocks	$21,182,480	$3,971,332	$—
	VVPR Strips	—	—	9
	Money Market Funds	624,000	—	—

		$21,806,480	$3,971,332	$9

Small Cap Growth	Common Stocks	$31,243,645	$—	$—
	Money Market Funds	243,000	—	—

		$31,486,645	$—	$—

Mid Cap Opportunity	Common Stocks	$60,879,838	$—	$—
	Money Market Funds	220,000	—	—

		$61,099,838	$—	$—

S&P 500® Index	Common Stocks	$167,549,411	$—	$99
	Preferred Stocks	—	—	99
	Exchange Traded Funds	2,720,213	—	—
	Commercial Paper	—	441,000	—

		$170,269,624	$441,000	$198

Strategic Value	Common Stocks	$30,866,980	$8,682,808	$—
	Money Market Funds	656,000	—	—

		$31,522,980	$8,682,808	$—

High Income Bond	Corporate Bonds	$—	$257,100,585	$—
	Common Stocks	90,060	—	—
	Preferred Stocks	—	248,050	—
	Warrants	78,962	—	—
	Other	—	—	20,781
	Money Market Funds	3,814,000	—	—

		$3,983,022	$257,348,635	$20,781

Capital Growth	Common Stocks	$50,983,830	$—	$—
	Money Market Funds	443,000	—	—

		$51,426,830	$—	$—

Nasdaq-100® Index	Common Stocks	$54,955,380	$—	$388
	Preferred Stocks	—	—	388
	Exchange Traded Funds	433,520	—	—
	Commercial Paper	—	175,000	—

		$55,388,900	$175,000	$776

Bristol	Common Stocks	$182,800,269	$—	$—
	Money Market Funds	4,667,000	—	—

		$187,467,269	$—	$—

Bryton Growth	Common Stocks	$141,372,660	$—	$—
	Money Market Funds	9,489,000	—	—

		$150,861,660	$—	$—

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
U.S. Equity	Common Stocks	$13,302,968	$—	$—
	Money Market Funds	31,000	—	—

		$13,333,968	$—	$—

Balanced	Common Stocks	$11,332,676	$—	$—
	Corporate Bonds	—	5,486,005	—
	U.S. Treasury Obligations	—	107,672	—
	Money Market Funds	48,000	—	—

		$11,380,676	$5,593,677	$—

Income Opportunity	Common Stocks	$10,921,910	$—	$—
	Purchased Options	11,475	—	—
	Money Market Funds	81,000	—	—

		$11,014,385	$—	$—

	Written Options Outstanding	$(125,000)	$—	$—

Target VIP	Common Stocks	$20,235,756	$—	$—
	Money Market Funds	297,000	—	—

		$20,532,756	$—	$—

Target Equity/Income	Common Stocks	$21,210,144	$—	$—
	Money Market Funds	423,000	—	—

		$21,633,144	$—	$—

Bristol Growth	Common Stocks	$94,248,901	$—	$—
	Money Market Funds	2,753,000	—	—

		$97,001,901	$—	$—

*	At December 31, 2011, the Money Market Portfolio’s investments were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended December 31, 2011:

	Aggressive Growth	S&P 500® Index	High Income Bond	Nasdaq-100® Index
Beginning Balance – January 1, 2011	$—	$—	$4,688	$—
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	—	—	2,343	—
Issuances	—	198	13,750	776
Transfers in and/or out of Level 3	9	—	—	—

Ending Balance – December 31, 2011	$9	$198	$20,781	$776

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$—	$—	$2,343	$—

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Repurchase Agreements

The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.
Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

Subsequent Events

In a special meeting held January 19, 2012, the Fund’s Board of Directors approved a proxy solicitation proposed by the Fund’s management. The proxy solicitation seeks to obtain the approvals of several issues from the shareholders of the Fund. The owners of variable contracts having contract values allocated to investments in the Fund’s Portfolios as of January 23, 2012 will be solicited in order to instruct the shareholders on the manner in which to vote on these issues. The issues included in the proxy solicitation for each Fund Portfolio are:

1.	To elect two Directors to the Board of Directors of Ohio National Fund, Inc.
2.	To approve amendments to certain fundamental policies of each Portfolio, approve the reclassification of certain investment policies as non-fundamental policies of each Portfolio and approve the elimination of certain fundamental policies of each Portfolio.
3.	To approve the reclassification of each Portfolio’s investments objective as non-fundamental.
4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million

Money Market
0.30% of first $100 million (1)
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
0.90% of first $150 million
0.80% of next $150 million
0.75% over $300 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
U.S. Equity
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million
Balanced
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million
Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Income Opportunity
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million
Target Equity/Income
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

(1)

For the year ended December 31, 2011, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the year ended December 31, 2011 was $50,000. If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2011 would have been higher than the net expenses reflected in the Statements of Operations.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management LLC (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million

Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

140	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (GSAM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
U.S. Equity (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.60% of next $150 million
0.50% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 83% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2011 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2011.

141	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

During the year ended December 31, 2011, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the year ended December 31, 2011 was $636,878, of which $69,981 was receivable from ONI at December 31, 2011. This reimbursement is also not subject to recoupment in subsequent periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the year ended December 31, 2011, the Fund incurred compliance expenses totaling $165,576, which was equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is currently paid a quarterly retainer fee of $8,000, $3,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the year ended December 31, 2011, compensation of these directors by the Fund totaled $230,500.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the years ended December 31, 2011 and 2010 were as follows:

	Equity		Money Market		Bond
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010
Capital shares issued on sales	941,226	1,223,514	32,550,831	30,502,612	3,958,882	4,431,294
Capital shares issued on reinvested dividends	91,840	21,933	—	—	—	—
Capital shares redeemed	(2,212,809)	(2,490,299)	(33,276,715)	(35,282,239)	(3,646,628)	(4,470,717)

Net increase/(decrease)	(1,179,743)	(1,244,852)	(725,884)	(4,779,627)	312,254	(39,423)

	Omni		International		Capital Appreciation
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010
Capital shares issued on sales	229,768	250,970	2,497,915	2,373,065	651,665	707,427
Capital shares issued on reinvested dividends	30,504	38,339	—	—	24,159	14,274
Capital shares redeemed	(543,608)	(607,491)	(3,222,960)	(5,011,586)	(1,300,067)	(1,582,714)

Net increase/(decrease)	(283,336)	(318,182)	(725,045)	(2,638,521)	(624,243)	(861,013)

	Millennium		International Small-Mid Company		Aggressive Growth
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010
Capital shares issued on sales	286,300	1,118,283	537,442	610,069	776,637	1,232,038
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(529,962)	(5,500,575)	(922,145)	(888,134)	(1,093,898)	(1,244,007)

Net increase/(decrease)	(243,662)	(4,382,292)	(384,703)	(278,065)	(317,261)	(11,969)

142	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

	Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010
Capital shares issued on sales	810,468	964,480	509,487	574,210	2,954,040	2,719,718
Capital shares issued on reinvested dividends	—	—	—	—	184,032	169,365
Capital shares redeemed	(921,986)	(769,998)	(899,024)	(878,425)	(3,584,999)	(3,306,639)

Net increase/(decrease)	(111,518)	194,482	(389,537)	(304,215)	(446,927)	(417,556)

	Strategic Value		High Income Bond		Capital Growth
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010
Capital shares issued on sales	2,328,044	1,068,567	6,947,607	13,405,135	771,713	597,843
Capital shares issued on reinvested dividends	59,209	82,744	—	—	—	—
Capital shares redeemed	(990,362)	(838,057)	(8,236,398)	(6,312,809)	(772,696)	(517,165)

Net increase/(decrease)	1,396,891	313,254	(1,288,791)	7,092,326	(983)	80,678

	Nasdaq-100® Index		Bristol		Bryton Growth
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010
Capital shares issued on sales	3,696,576	3,638,876	4,320,041	4,647,343	4,275,291	3,395,424
Capital shares issued on reinvested dividends	35,054	27,981	77,847	80,969	—	—
Capital shares redeemed	(3,897,497)	(3,966,054)	(2,334,927)	(2,975,049)	(1,779,694)	(3,633,074)

Net increase/(decrease)	(165,867)	(299,197)	2,062,961	1,753,263	2,495,597	(237,650)

	U.S. Equity		Balanced		Income Opportunity
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010
Capital shares issued on sales	232,873	202,103	550,440	255,879	326,009	339,658
Capital shares issued on reinvested dividends	—	9,859	23,706	20,743	—	—
Capital shares redeemed	(322,718)	(390,570)	(392,980)	(266,039)	(217,024)	(132,957)

Net increase/(decrease)	(89,845)	(178,608)	181,166	10,583	108,985	206,701

	Target VIP		Target Equity/Income		Bristol Growth
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010
Capital shares issued on sales	420,361	397,747	596,268	830,343	3,189,221	9,076,046
Capital shares issued on reinvested dividends	23,633	29,483	50,753	36,027	37,666	26,660
Capital shares redeemed	(533,998)	(693,534)	(857,927)	(981,024)	(1,519,700)	(1,633,468)

Net increase/(decrease)	(90,004)	(266,304)	(210,906)	(114,654)	1,707,187	7,469,238

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2011 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation
Cost of purchases	$ 109,915,821	$ 22,394,775	$ 54,124,832	$ 110,764,760	$ 74,269,412
Proceeds from sales	$ 130,617,086	$ 11,708,451	$ 58,552,405	$ 134,157,252	$ 87,080,677

	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity
Cost of purchases	$ 93,292,491	$ 45,140,372	$ 13,024,484	$ 19,036,275	$ 34,008,231
Proceeds from sales	$ 98,790,788	$ 55,852,903	$ 14,763,306	$ 20,035,570	$ 38,950,495

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Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index
Cost of purchases	$ 15,711,687	$ 18,508,106	$ 95,965,278	$ 24,341,012	$ 24,404,945
Proceeds from sales	$ 21,096,284	$ 5,725,931	$ 94,464,951	$ 24,165,428	$ 25,735,975

	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity
Cost of purchases	$ 383,829,682	$ 233,932,419	$ 10,785,810	$ 10,632,855	$ 13,130,932
Proceeds from sales	$ 367,448,743	$ 217,132,495	$ 10,526,481	$ 6,547,428	$ 11,906,867

	Target VIP	Target Equity/Income	Bristol Growth
Cost of purchases	$ 17,076,581	$ 23,705,379	$ 184,951,063
Proceeds from sales	$ 17,759,078	$ 25,317,481	$ 171,954,027

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2011 were as follows:

	Bond	Omni	Balanced
Cost of purchases	$9,297,031	$153,750	$—
Proceeds from sales	$9,471,563	$—	$984,029

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The Small Cap Growth Portfolio may also participate in the above activities to protect against adverse changes in security prices or interest rates and may, for these purposes or hedging purposes, sell put options or purchase call options at any time. The S&P 500® Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with those Portfolios’ stated investment objectives. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and, for purchase options, are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Income Opportunity Portfolio wrote call options and purchased put options on the S&P 500 Index during the year ended December 31, 2011. These instruments are used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

The Income Opportunity Portfolio’s written call options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in a segregated account at the Portfolio’s custodian. Such collateral for the Portfolio is restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedule of Investments. Written and purchased options are non-income producing securities.

The activity in the number of option contracts written and the premiums received by the Income Opportunity Portfolio for the year ended December 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	64	$190,784
Options written	888	2,211,795
Options exercised	—	—
Options expired	—	—
Options closed	(902)	(2,300,330)

Options outstanding, end of year	50	$102,249

Transactions involving purchased options by the Income Opportunity Portfolio for the year ended December 31, 2011 were: Cost of purchases: $1,163,836, Proceeds from sales: $785,846, Expirations: $170,168.

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, primarily for hedging purposes, purchase and sell futures contracts. Futures contracts are used for the purpose of hedging existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in value caused by variations in market rates. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash or securities equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying contacts. The Portfolios recognize unrealized appreciation (depreciation) equal to the cumulative daily variation margin transactions. When the contracts are closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market. The S&P 500® Index Portfolio may purchase or sell stock index futures contracts and the Nasdaq-100® Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100® Index in accordance with their stated investment objectives.

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

At December 31, 2011, there was one outstanding futures contract in the International Portfolio. Details of this contract were as follows:

Type	Description	Expiration	Number of contracts	Counterparty	Contract at value	Initial contract amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	DAX Index Futures	March 16, 2012	10	JP Morgan Securities Inc.	$1,909,019	$1,869,415	$39,604	$21,163

The International Portfolio’s holdings of U.S. Treasury Bills, as noted on the Portfolio’s Schedule of Investments, were pledged at December 31, 2011 as collateral for this contract. The cost and value of these instruments at December 31, 2011 were $1,149,963 and $1,149,963, respectively.

This futures contract was executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the year ended December 31, 2011. These were executed for similar purposes as those for futures contracts outstanding at December 31, 2011. For the year ended December 31, 2011, the notional values of futures contracts opened and closed prior to contract settlement date by the International Portfolio were approximately $24.5 million and $25.7 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. The value of a foreign currency contract will typically fluctuate with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. With respect to sales of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. A Portfolio incurs a realized gain if the value of the contract decreases between those dates. With respect to purchases of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The use of foreign currency contracts might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other currencies or securities. A Portfolio is also exposed to credit risk associated with counterparty nonperformance on these currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

Details of the contracts outstanding at December 31, 2011 are as follows:

Contracts to buy foreign currency:

International
Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
December 8, 2011	March 9, 2012	HSBC	5,500,000 CAD	$ 5,377,658	$5,390,905	$13,247
December 13, 2011	March 9, 2012	JPM	4,575,550 GBP	$ 7,095,854	$7,101,457	$5,603
December 13, 2011	March 9, 2012	JPM	13,763,230 NZD	$10,437,345	$10,666,885	$229,540
December 16, 2011	January 17, 2012	BONY	3,350,000 EUR	$ 4,370,276	$4,336,082	$(34,194)

				$27,281,133	$27,495,329	$214,196

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

Contracts to sell foreign currency:

International
Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
November 11, 2011	January 17, 2012	BONY	$ 20,769,144	15,100,000 EUR	$19,544,728	$1,224,416
November 11, 2011	January 17, 2012	HSBC	$ 6,752,444	38,168,190 NOK	$6,379,103	$373,341
December 9, 2011	March 9, 2012	BONY	$ 5,377,658	31,200,096 NOK	$5,204,403	$173,255

			$ 32,899,246		$31,128,234	$1,771,012

Counterparties	Currencies
BONY – Bank of New York Mellon	CAD – Canadian Dollar
HSBC – HSBC Bank USA	GBP – British Pound
JPM – JPMorgan Securities, Inc.	NZD – New Zealand Dollar
EUR – Euro
NOK – Norwegian Krone

Foreign currency contracts were executed in the International Portfolio in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was under-weighted in equity investments within the countries of Great Britain, New Zealand, and Canada. The Portfolio executed contracts to buy those countries’ currencies to mitigate the effects that volatility in those currencies’ exchange rates might otherwise have on the Portfolio’s performance relative to the benchmark. The Portfolio was over-weighted in investments denominated in Euros and the Norwegian Krone and, likewise, executed contracts to sell those currencies in order to mitigate the effect that volatility in the exchange rate might otherwise have on relative performance.

The Portfolio entered into other foreign currency contracts during the year for similar benchmark performance hedging purposes. The Portfolio also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio. For the year ended December 31, 2011, the notional value of other foreign currency contracts that were both opened and closed by the International Portfolio was approximately $298.0 million for currencies bought and approximately $303.3 million for currencies sold.

For the year ended December 31, 2011, the notional value of foreign currency contracts that were closed by the Strategic Value Portfolio was approximately $2.9 million for currencies bought and approximately $2.9 million for currencies sold. There were no new contracts executed in the Strategic Value Portfolio during the year ended December 31, 2011.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the year ended, December 31, 2011 were as follows:

Portfolio	Instrument	Primary Risk Type	Value - Asset Derivatives	Value - Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$27,495,329	$(27,281,133)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$32,899,246	$(31,128,234)	(1)

	Futures contracts	Equity price	$1,909,019	$(1,869,415)	(2)

Income Opportunity	Purchased options	Equity price	$11,475	$—	(3)

	Written options	Equity price	$—	$(125,000)	(4)

(1)	Net unrealized appreciation on foreign currency contacts
(2)	Net unrealized appreciation on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Currency contracts	Currency exchange rate	$(1,792,761)	$2,258,702	(1	), (2)

	Futures contracts	Equity price	$931,996	$63,214	(3	), (4)

Strategic Value	Currency contracts	Currency exchange rate	$57,516	$(57,516)	(1	), (2)

Income Opportunity	Purchased options	Equity price	$(324,452)	$(47,013)	(5	), (6)

	Written options	Equity price	$(20,363)	$81,745	(7	), (8)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

(7)	Federal Income Tax Information

At December 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) (1)	Total Accumulated Earnings (Deficit)
Equity	$321,507	$—	$321,507	$(123,643,544)	$13,323,732	$(109,998,305)
Money Market	—	—	—	—	—	—
Bond	5,641,940	—	5,641,940	(14,525,950)	10,219,346	1,335,336
Omni	73,015	—	73,015	(5,321,740)	(529,870)	(5,778,595)
International	1,009,365	—	1,009,365	(97,289,081)	14,233,660	(82,046,056)
Capital Appreciation	42,139	—	42,139	(16,735,939)	1,641,628	(15,052,172)
Millennium	—	—	—	(10,965,136)	2,237,944	(8,727,192)
International Small-Mid Company	729,334	—	729,334	(13,721,891)	3,767,028	(9,225,529)
Aggressive Growth	3,051	—	3,051	(705,633)	1,786,701	1,084,119
Small Cap Growth	—	1,520,144	1,520,144	—	2,116,465	3,636,609
Mid Cap Opportunity	—	—	—	(28,753,502)	1,873,368	(26,880,134)
S&P 500® Index	410,227	—	410,227	(3,391,706)	23,200,012	20,218,533
Strategic Value	560,303	—	560,303	(7,328,383)	4,479,652	(2,288,428)
High Income Bond	21,132,185	1,571,833	22,704,018	—	2,877,763	25,581,781
Capital Growth	—	2,703,559	2,703,559	—	6,331,429	9,034,988
Nasdaq-100® Index	20,387	4,861,825	4,882,212	—	7,927,608	12,809,820
Bristol	76,535	3,031,350	3,107,885	—	(6,752,424)	(3,644,539)
Bryton Growth	7,687,190	14,729,329	22,416,519	—	(5,770,617)	16,645,902
U.S. Equity	87,152	—	87,152	(6,285,039)	805,553	(5,392,334)
Balanced	57,379	—	57,379	(687,861)	719,151	88,669
Income Opportunity	107,766	—	107,766	(193,049)	694,856	609,573
Target VIP	24,084	—	24,084	(6,954,077)	30,621	(6,899,372)
Target Equity/Income	50,416	—	50,416	(12,624,380)	(3,060,798)	(15,634,762)
Bristol Growth	5,824,008	1,990,368	7,814,376	—	820,758	8,635,134

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarliy to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2011 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration
Portfolio		2012	2016	2017	2018	No Expiration Short Term	No Expiration Long Term
Equity	$123,643,544	$—	$68,747,789	$47,422,387	$3,017,740	$2,735,422	$1,720,206
Bond	14,525,950	—	5,003,196	9,522,754	—	—	—
Omni	5,321,740	—	26,015	5,295,725	—	—	—
International	97,289,081	—	31,496,951	65,792,130	—	—	—
Capital Appreciation	16,735,939	—	—	16,735,939	—	—	—
Millennium	10,965,136	—	3,453,066	7,512,070	—	—	—
International Small-Mid Company	13,721,891	—	2,829,458	10,892,433	—	—	—
Aggressive Growth	705,633	—	—	705,633	—	—	—
Mid Cap Opportunity	28,753,502	—	15,102,042	13,651,460	—	—	—
S&P 500® Index	3,391,706	134,482	1,597,902	218,356	1,311,938	—	129,028
Strategic Value	7,328,383	—	4,861,930	2,272,799	193,654	—	—
U.S. Equity	6,285,039	—	2,278,621	4,006,418	—	—	—
Balanced	687,861	—	146,267	541,594	—	—	—
Income Opportunity	193,049	—	—	52,609	140,440	—	—
Target VIP	6,954,077	—	—	6,954,077	—	—	—
Target Equity/Income	12,624,380	—	—	12,624,380	—	—	—

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act were effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the Act’s requirement that post-enactment capital losses be utilized before pre-enactment capital loss carryovers.

During the prior year, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These classifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These classifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain (loss) accounts on a tax basis.

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2011 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$1,709,149	$—	$1,709,149
Omni	467,625	—	467,625
Capital Appreciation	471,108	—	471,108
S&P 500® Index	2,390,576	—	2,390,576
Strategic Value	599,193	—	599,193
Nasdaq-100® Index	205,415	—	205,415
Bristol	910,805	—	910,805
Balanced	324,529	—	324,529
Target VIP	209,154	—	209,154
Target Equity/Income	373,545	—	373,545
Bristol Growth	366,489	—	366,489

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2010 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distribution Paid
Equity	$425,944	$—	$—	$425,944
Omni	606,516	—	—	606,516
Capital Appreciation	284,477	—	—	284,477
S&P 500® Index	2,196,659	—	—	2,196,659
Strategic Value.	591,141	—	175,066	766,207
Nasdaq-100® Index	158,375	—	—	158,375
Bristol	995,109	—	—	995,109
U.S. Equity	99,183	—	—	99,183
Balanced	282,940	—	—	282,940
Target VIP	266,234	—	—	266,234
Target Equity/Income	305,152	—	—	305,152
Bristol Growth	259,134	—	—	259,134

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2011 for Federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	Millennium
Gross unrealized:
Appreciation	$23,409,769	$10,766,799	$1,986,479	$16,802,012	$11,391,458	$3,304,670
Depreciation	(10,086,037)	(547,453)	(2,516,349)	(2,568,352)	(9,749,830)	(1,066,726)

Net unrealized appreciation (depreciation)	$13,323,732	$10,219,346	$(529,870)	$14,233,660	$1,641,628	$2,237,944

Aggregate cost of securities:	$173,806,453	$150,472,186	$35,161,082	$147,512,620	$113,064,104	$33,925,679

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value
Gross unrealized:
Appreciation	$5,599,398	$4,335,393	$4,882,781	$6,628,459	$51,025,448	$5,431,237
Depreciation	(1,832,370)	(2,548,692)	(2,766,316)	(4,755,091)	(27,825,436)	(951,585)

Net unrealized appreciation (depreciation)	$3,767,028	$1,786,701	$2,116,465	$1,873,368	$23,200,012	$4,479,652

Aggregate cost of securities:	$53,683,149	$23,991,120	$29,370,180	$59,226,470	$147,510,810	$35,726,136

	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity
Gross unrealized:
Appreciation	$10,150,640	$10,944,022	$12,812,142	$9,360,287	$13,232,795	$1,553,373
Depreciation	(7,272,877)	(4,612,593)	(4,884,534)	(16,112,711)	(19,003,412)	(747,820)

Net unrealized appreciation (depreciation)	$2,877,763	$6,331,429	$7,927,608	$(6,752,424)	$(5,770,617)	$805,553

Aggregate cost of securities:	$258,474,675	$45,095,401	$47,637,068	$194,219,693	$156,632,277	$12,528,415

	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
Gross unrealized:
Appreciation	$1,584,289	$1,113,956	$2,660,659	$1,703,644	$6,604,080
Depreciation	(865,138)	(419,100)	(2,630,038)	(4,764,442)	(5,783,322)

Net unrealized appreciation (depreciation)	$719,151	$694,856	$30,621	$(3,060,798)	$820,758

Aggregate cost of securities:	$16,255,202	$10,319,529	$20,502,135	$24,693,942	$96,181,143

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2011

(8)	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

(9)	Legal Matters

In December 2007, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received consideration in the amount of $48 per share (the “Merger”). Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. The Target Equity/Income Portfolio composes part of the Fund. The value of the proceeds received by the Target Equity/Income Portfolio as a result of the Merger was $1,772,400. The outcome of these proceedings on the Portfolio cannot be predicted. Management of the Fund is currently assessing the cases and has not yet determined the potential effect, if any, on the net asset value of the Target Equity/Income Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received consideration in the amount of $34 per share. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims.

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons et al., was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware (the “Tribune Bankruptcy”). As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court Southern District of Ohio Western Division, Deutsche Bank Trust Company Americas et al. v. American Electric Power et al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio is also named in a similar complaint in the U.S. District Court Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et al. v. Ametek Inc. Employees Master Retirement Trust, et al. Subsequently, all consolidated cases related to the Tribune Bankruptcy were stayed on December 28, 2011. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund is currently assessing the complaints and has not yet determined the potential effect, if any, on the respective net assets values of those Portfolios.

151

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio, Target Equity/Income Portfolio and Bristol Growth Portfolio (each a Portfolio and collectively, the Portfolios, of the Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 17, 2012

152

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2011

(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on November 7, 2011, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement with ONI (the “Adviser”) and, as applicable, the sub-advisory agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios. They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Sub-Adviser from a watchlist that it maintains. Watchlist criteria include, for example: (a) fund performance over various time periods; (b) fund risk issues, such as changes in key personnel involved with fund management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Investment Advisory and sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through September 30, 2011, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group”); (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with an independent consultant to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Independent Directors were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. The Independent Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his conclusions with respect to each Advisory and sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance and quality of compliance of the Sub-Advisers, also was considered. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio subject to a sub-advisory agreement (all Portfolios other than the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio, Nasdaq-100® Index Portfolio and the fixed income portion of the Omni Portfolio), the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed biographical information on each Sub-Adviser’s portfolio management and other professional staff, and each Sub-Adviser’s brokerage practices. The Directors also reviewed the performance record of each Portfolio or portion of a Portfolio managed by the applicable Sub-Adviser. The Board also considered the quality of each Sub-Adviser’s compliance program as it relates to the applicable Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

153	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2011

Investment Performance

A representative of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended September 30, 2011, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board noted that on a quarterly basis it receives a report from an independent consultant with detailed information about each Portfolio’s performance results and investment strategies. The Board also receives a report from the consultant on those Portfolios that the consultant has identified as underperforming. The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the fee’s difference from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group.

Additionally, the Board considered certain adjusted statistics for Portfolios whose Morningstar Peer Group’s average advisory fee was likely to be skewed by the inclusion of index funds and funds of funds. The Board looked at the average assets for each fund in the respective peer group, excluding index funds and funds of funds (the “Adjusted Peer Group”) and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had assets equal to the adjusted peer group’s average assets. The Board considered that comparison on an absolute and percentile ranking basis.

The Board also considered the fees paid to Sub-Advisers. With respect to the Portfolios sub-advised by Suffolk, an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser. With respect to those Portfolios sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser had always passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Adviser and Sub-Advisers to their separately managed institutional accounts and other accounts, and had no concerns with those rates relative to the fees charged to the Portfolio. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability

The Board considered the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Portfolio Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio for certain of its expenses should they exceed a specified amount. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the Portfolios.

The Board also noted that the Adviser has been subsidizing the Money Market Portfolio to assure that it continues to be available to all of Ohio National Fund, Inc.’s shareholders (i.e., the shareholders of every Portfolio), so that shareholders in other Portfolios can elect to invest in the Money Market Portfolio to the extent they want to take a more defensive posture. Consequently, because the Adviser’s subsidization of the Money Market Portfolio benefits the shareholders of every Portfolio, the Board acknowledged that a portion of the costs incurred by the Adviser in subsidizing the Money Market Portfolio should be considered with respect to the Adviser’s profitability from managing each of the other Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Portfolio Sub-Adviser other than Suffolk. Accordingly, the cost of services provided by each unaffiliated Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio, were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in the Board’s deliberations.

In considering the reasonableness of the sub-advisory fees payable by the Adviser to Suffolk, the Directors noted that the Adviser, not the Portfolios, is responsible for paying sub-advisory fees to Suffolk and therefore concluded that the profitability to Suffolk of its relationship to the applicable Portfolios should not be a material factor in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the applicable Portfolios from the sub-advisory arrangements with Suffolk should not be a material factor in the Board’s deliberations.

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Additional Information (Unaudited) (Continued)	December 31, 2011

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had relatively few assets under management. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s assets increase.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ending September 30, 2011 and the advisory fee and expense data described below is through August 31, 2011 for a Portfolio’s Morningstar peer group and its Adjusted Peer Group.

Equity Portfolio (Adviser – ONI, Sub-Adviser – Legg Mason). The Portfolio underperformed its benchmark index and peer group average for the year-to-date and 1-, 3-, and 5-year periods. While expressing significant concern about the underperformance, the Adviser noted that recent performance (for September 7, 2011 through November 3, 2011) exceeded the benchmark by 97 basis points (0.97%) and that the Sub-Adviser has implemented changes designed to reduce volatility that appear to be working on a relative basis. The Directors noted that the Portfolio’s advisory fee was higher than the peer group average, but recognized that the Portfolio’s expense ratio was below average. After a lengthy discussion, the Directors determined that, given the recent improvement in performance and reduction in volatility (admittedly over too short a period to demonstrate a longer-term trend), they wanted to see whether the Sub-Adviser is able to show sustained improvement in relative performance. Accordingly, based on its review and the Adviser’s representation that it would monitor performance closely, the Board concluded that appropriate action was being taken to address performance and that the advisory and sub-advisory fees were reasonable.

Money Market Portfolio (Adviser – ONI). The Portfolio outperformed its peer group average for the year-to-date and trailing 1-year periods, but underperformed its peer group average for the 3- and 5-year periods. The Directors noted that the Portfolio’s advisory fee and expense ratio were well below average relative to its peer group and that the Adviser has a negative profit margin for the Portfolio. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Bond Portfolio (Adviser – ONI). Although the Portfolio underperformed its benchmark index for the year-to-date and 1-, 3- and 5-year periods and its peer group average for the 1- and 5-year periods, its recent performance has improved. The Board noted that for the year-to date and 3-year periods, the Portfolio’s performance was in the 46th and 25th percentile, respectively, for its peer group. The Board acknowledged that the Portfolio’s underperformance relative to its benchmark index reflected the volatility in interest rates and credit spreads during the past year. The Directors noted that, although the Portfolio’s advisory fee was above the peer group average, the Portfolio’s expense ratio was below the peer group average. The Board considered the Adviser’s profitability for the Portfolio to be reasonable. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Omni Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Omni Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Adviser noted, however, that the Portfolio had outperformed in calendar years 2009 and 2010, finishing in the 7th and 26th percentile, respectively, for its peer group. The Adviser also noted that recent performance (for September 7, 2011 through November 3, 2011) exceeded the benchmark by 150 basis points (1.50%). The Portfolio’s advisory fee and expense ratio were below the Portfolio’s peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

International Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The International Portfolio outperformed its benchmark index and its peer group average for the 1- and 3-year periods, while trailing both year-to-date. The Board noted that year-to-date the markets have favored companies in emerging markets and that the Portfolio’s performance has been hurt by its underexposure to those markets. The Board also noted that while the Portfolio’s advisory fee was above the peer group average, its expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Appreciation Portfolio (Adviser – ONI, Sub-Adviser – Jennison). The Portfolio outperformed its benchmark index for the 3- and 5-year periods and its peer group average for the 1-,3- and 5-year periods, but underperformed both year-to-date. The Portfolio’s advisory fee was higher than the peer group average, but the expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Millennium Portfolio (Adviser – ONI, Sub-Adviser – Neuberger Berman). The Millennium Portfolio outperformed its benchmark index and its peer group average year-to-date and for the 1- and 5-year periods, while underperforming both for the 3-year period. The Board noted that the Portfolio had been removed from the Adviser’s watchlist because of its improved performance. The Directors remarked that the advisory fee and expense ratio for the Portfolio were below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

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Additional Information (Unaudited) (Continued)	December 31, 2011

International Small-Mid Company Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The Portfolio underperformed its benchmark index and peer group average for the year-to-date and 1-, 3- and 5-year periods. The Board noted that the volatile nature of the Portfolio would result in strong performance during periods of economic growth and weaker performance during more negative economic periods. They also considered that the Portfolio has generally been hurt by its underexposure to emerging markets. The Portfolio’s advisory fee and expense ratio were both above average relative to the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Aggressive Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio underperformed its benchmark index and peer group average for the year-to-date and 1-year periods; outperformed the index and underperformed the peer group average for the 3-year period; and outperformed the index and peer group average for the 5-year period. The Board noted that the nature of the Portfolio would result in strong performance during periods of economic growth and weaker performance during more negative economic periods. The Adviser also pointed out that the Sub-Adviser’s style has been out of favor recently. The Portfolio’s advisory fee and expense ratio were both above average compared to its peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio has significantly outperformed its benchmark and peer group average for the year-to-date and the 1-, 3- and 5-year periods. The Adviser noted that the Portfolio underwent a change in portfolio managers in 2009, which has correlated to an improvement in the Portfolio’s performance relative to its benchmark. The Portfolio’s advisory fee and expense ratio were above its peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Mid Cap Opportunity Portfolio (Adviser – ONI, Sub-Adviser – Goldman Sachs). The Adviser reminded the Board that the Portfolio had changed to a new Sub-Adviser effective in December 2009, and thus only the more recent performance is relevant. The Board noted that the Portfolio underperformed its benchmark index and peer group average for the year-to-date and 1-year periods, although the Directors indicated that performance should be looked at over a longer term. The Adviser pointed out that recent performance has improved, as the Portfolio outperformed its peer group average over the third quarter of 2011 and the period from September 7, 2011 to November 3, 2011. The Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

S&P 500® Index Portfolio (Adviser – ONI). While the Portfolio underperformed its benchmark year-to-date, the Board noted that its performance generally was in line with the S&P 500® Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was in line with the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Strategic Value Portfolio (Adviser – ONI, Sub-Adviser – Federated Equity). The Portfolio outperformed its benchmark index for the year-to-date and 1- and 3-year periods, and outperformed its peer group average for the year-to-date and 1-, 3- and 5-year periods. The Board noted that for both the year-to date and 1-year periods the Portfolio’s performance was in the 1st percentile for its peer group. The Directors also noted that the Portfolio’s advisory fee and expense ratio were above the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Portfolio’s performance outperformed its benchmark index for the year-to-date and 1-year period, and outperformed its peer group average for the year-to-date and 1-, 3- and 5-year periods. The Directors noted that the advisory fee was above the peer group average, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Growth Portfolio (Adviser – ONI, Sub-Adviser – Eagle). The Portfolio has outperformed its benchmark index and peer group average for the year-to-date and 1-, 3- and 5-year periods. The Directors noted that although the advisory fee was above average for the peer group, the expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Nasdaq-100® Index Portfolio (Adviser – ONI). While the Portfolio underperformed its benchmark year-to-date, the Board noted that its performance generally was in line with the Nasdaq-100® Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was significantly below the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Bristol Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark and peer group average for the year-to-date and 1-, 3- and 5-year periods. The Adviser noted, however, that the Portfolio had outperformed in 2009, and that recent performance (for September 7, 2011 through November 3, 2011) exceeded its benchmark index by 177 basis points (1.77%). The Directors noted

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Additional Information (Unaudited) (Continued)	December 31, 2011

that the Portfolio’s advisory fee was above average and that the Portfolio’s expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark index and peer group average year-to-date and for the 1-, 3- and 5-year periods. The Adviser noted, however, that the Portfolio had outperformed in 2009, and that recent performance (for September 7, 2011 through November 3, 2011) exceeded its benchmark index by 360 basis points (3.60%). The Board considered that the Portfolio’s advisory fee and expense ratio were below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

U.S. Equity Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio has underperformed its benchmark index for all periods and its peer group average for the year-to-date and 3- and 5-year periods. The Adviser noted, however, that the Portfolio had outperformed its peer group average for the 1-year period and that recent performance (from September 7, 2011 through November 3, 2011) exceeded the benchmark index by 99 basis points (0.99%). The Adviser indicated that the Portfolio remains on its watchlist. The Directors also noted that the Portfolio’s advisory fee and expense ratio were above average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Balanced Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio underperformed its benchmark for the year-to-date and 1-, 3- and 5-year periods, but outperformed its peer group average year-to-date and for the 1- and 5-year periods. The Adviser pointed out that the trend of underperforming the benchmark while outperforming the peer group has continued in the most recent quarterly and monthly performance. The Directors considered that the Portfolio’s advisory fee was slightly above the peer group average, and its expense ratio was above the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Income Opportunity Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio outperformed its benchmark index for the year-to-date and 5-year periods and its peer group average for the year-to-date and 1-, 3- and 5-year periods. The Adviser pointed out that it would expect the Portfolio to trail in rising markets and outperform in falling markets. The Board considered that the Portfolio’s strategy is to provide downside protection at the expense of upside returns and noted that the Portfolio had outperformed when the market was down. The Board also noted that the Portfolio had been removed from the Adviser’s watchlist because of its improved performance. The Board considered that the Portfolio’s advisory fee and expense ratio were above average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target VIP Portfolio (Adviser – ONI, Sub-Adviser – First Trust). The Portfolio has outperformed its benchmark index and its peer group average for the year-to-date, but has underperformed both for the 3- and 5-year periods. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Directors also noted that the Adviser had taken the Portfolio off the watchlist due to the good performance in 2011. The Portfolio’s advisory fee and expense ratio were below its peer group average. Overall, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target Equity/Income Portfolio (Adviser – ONI, Sub-Adviser – First Trust). The Portfolio has significantly underperformed its benchmark index and peer group average for the year-to-date and 1-, 3- and 5-year periods. The Adviser noted, however, that the Portfolio had outperformed in 2010, and that recent performance (for September 7, 2011 through November 3, 2011) exceeded its benchmark index by 110 basis points (1.10%). The Board also considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Directors also noted that the advisory fee and expense ratio were below its peer group average. Overall, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bristol Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark index and peer group average for the year-to-date and 1- and 3-year periods. The Adviser noted, however, that the Portfolio had outperformed in 2009, and that recent performance (for September 7, 2011 through November 3, 2011) exceeded the benchmark index by 171 basis points (1.71%). The Directors considered that the Portfolio’s advisory fee and overall expense ratio were above its peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the sub-advisory agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement, respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser maintained appropriate compliance programs. Based on all

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Additional Information (Unaudited) (Continued)	December 31, 2011

of the all above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2011 and held through December 31, 2011.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 7/1/2011	Ending Investment Value 12/31/2011	Expense Paid During Period* 7/1/2011 – 12/31/2011	Expense Ratio During Period 7/1/2011 – 12/31/2011 (Annualized)
Equity	$1,000.00	$950.79	$4.28	0.87%
Money Market	1,000.00	1,000.00	0.40	0.08%
Bond	1,000.00	1,029.30	3.38	0.66%
Omni	1,000.00	916.65	3.77	0.78%
International	1,000.00	801.24	4.63	1.02%
Capital Appreciation	1,000.00	914.35	4.29	0.89%
Millennium	1,000.00	888.06	4.52	0.95%
International Small-Mid Company	1,000.00	778.64	5.47	1.22%
Aggressive Growth	1,000.00	908.45	5.10	1.06%
Small Cap Growth	1,000.00	916.09	5.22	1.08%
Mid Cap Opportunity	1,000.00	920.89	4.70	0.97%
S&P 500® Index	1,000.00	961.61	2.37	0.48%
Strategic Value	1,000.00	1,050.49	5.12	0.99%
High Income Bond	1,000.00	1,010.12	3.95	0.78%
Capital Growth	1,000.00	864.55	4.79	1.02%
Nasdaq-100® Index	1,000.00	981.88	2.65	0.53%
Bristol	1,000.00	886.61	3.99	0.84%
Bryton Growth	1,000.00	884.97	4.32	0.91%
U.S. Equity	1,000.00	923.57	4.85	1.00%
Balanced	1,000.00	978.46	4.69	0.94%
Income Opportunity	1,000.00	955.68	5.77	1.17%
Target VIP	1,000.00	909.07	4.09	0.85%
Target Equity/Income	1,000.00	868.89	3.77	0.80%
Bristol Growth	1,000.00	920.52	4.36	0.90%

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Additional Information (Unaudited) (Continued)	December 31, 2011

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 7/1/2011	Ending Investment Value 12/31/2011	Expense Paid During Period* 7/1/2011 – 12/31/2011	Expense Ratio During Period 7/1/2011 –12/31/2011 (Annualized)
Equity	$1,000.00	$1,020.82	$4.43	0.87%
Money Market	1,000.00	1,024.80	0.41	0.08%
Bond	1,000.00	1,021.88	3.36	0.66%
Omni	1,000.00	1,021.27	3.97	0.78%
International	1,000.00	1,020.06	5.19	1.02%
Capital Appreciation	1,000.00	1,020.72	4.53	0.89%
Millennium	1,000.00	1,020.42	4.84	0.95%
International Small-Mid Company	1,000.00	1,019.06	6.21	1.22%
Aggressive Growth	1,000.00	1,019.86	5.40	1.06%
Small Cap Growth	1,000.00	1,019.76	5.50	1.08%
Mid Cap Opportunity	1,000.00	1,020.32	4.94	0.97%
S&P 500® Index	1,000.00	1,022.79	2.45	0.48%
Strategic Value	1,000.00	1,020.21	5.04	0.99%
High Income Bond	1,000.00	1,021.27	3.97	0.78%
Capital Growth	1,000.00	1,020.06	5.19	1.02%
Nasdaq-100® Index	1,000.00	1,022.53	2.70	0.53%
Bristol	1,000.00	1,020.97	4.28	0.84%
Bryton Growth	1,000.00	1,020.62	4.63	0.91%
U.S. Equity	1,000.00	1,020.16	5.09	1.00%
Balanced	1,000.00	1,020.47	4.79	0.94%
Income Opportunity	1,000.00	1,019.31	5.96	1.17%
Target VIP	1,000.00	1,020.92	4.33	0.85%
Target Equity/Income	1,000.00	1,021.17	4.08	0.80%
Bristol Growth	1,000.00	1,020.67	4.58	0.90%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2011, and ordinary income consent dividends that were incurred in the 2011 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	100.00%
Money Market	0.00%
Bond	0.00%
Omni	65.81%
International	0.00%
Capital Appreciation	100.00%
Millennium	0.00%
International Small-Mid Company	0.00%
Aggressive Growth	100.00%
Small Cap Growth	0.00%
Mid Cap Opportunity	0.00%
S&P 500® Index	100.00%

Strategic Value	87.06%
High Income Bond	0.00%
Capital Growth	0.00%
Nasdaq-100® Index	100.00%
Bristol	100.00%
Bryton Growth	0.00%
U.S. Equity	100.00%
Balanced	48.14%
Income Opportunity	0.00%
Target VIP	90.61%
Target Equity/Income	100.00%
Bristol Growth	18.06%

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Additional Information (Unaudited) (Continued)	December 31, 2011

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2011:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
International	$719,463	0.0430	100.00%
International Small-Mid Company	$109,765	0.0366	100.00%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

160

Ohio National Fund, Inc.

Information about Directors and Officers	December 31, 2011 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years
Independent Directors

James E. Bushman One Financial Way Cincinnati, Ohio	67	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since March 2000	24	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010), Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital, The University of Cincinnati Foundation, and Dow Target Variable Fund LLC.

George M. Vredeveld One Financial Way Cincinnati, Ohio	69	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	24	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research; Director: Dow Target Variable Fund LLC.

John I. Von Lehman One Financial Way Cincinnati, Ohio	59	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	24	Former Executive Vice President, CFO, Secretary: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee: Xavier University Foundation; Director: Dow Target Variable Fund LLC
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	72	Chairman of the Board and Director	Indefinite; Since July 1997	24	Insurance industry consultant (April 2010 to present), Director: NSLA and Fiduciary Capital Management, Inc. (Ohio National-affiliated companies); Director: Dow Target Variable Fund LLC and Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera. Prior to March 2010, was President of the Fund, Director and Vice Chairman of ONLIC; Prior to May 2010 was President and CEO of NSLA, Director of ONI and various other Ohio National-affiliated companies.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	52	President	Indefinite; Since March 2000	24	Executive Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	58	Vice President	Indefinite; Since February 1998	24	Executive Vice President and Chief Marketing Officer—Institutional Sales: ONLIC; Director and Vice President—Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Dennis R. Taney One Financial Way Cincinnati, Ohio	64	Chief Compliance Officer	Indefinite; Since August 2004	24	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	43	Treasurer	Indefinite; Since August 2004	24	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	37	Secretary	Indefinite; Since March 2005	24	Senior Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies. Prior to August 2007 was Assistant Secretary,

161	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	December 31, 2011 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years

Catherine E. Gehr One Financial Way Cincinnati, Ohio	39	Assistant Treasurer	Indefinite; Since March 2005	24	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Katherine L. Scott One Financial Way Cincinnati, Ohio	32	Assistant Secretary	Indefinite; Since August 2007	24	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

162

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1320 Rev. 2-12

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Fiscal year ended December 31, 2011: $284,000

Fiscal year ended December 31, 2010: $276,000

(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2011: $5,000

Fiscal year ended December 31, 2010: $4,750

(c)	Tax Fees. None.

(d)	All Other Fees. None.

(e)(1)   Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)   Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2011 and 2010, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 8, 2012

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
March 8, 2012